                                                              File No. 333-
                                                                           -----

                             As filed March 18, 2003

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM N-14
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                      [ ] Pre-Effective Amendment No.
                                                     -----
                      [ ] Post-Effective Amendment No.
                                                      -----
                        (Check appropriate box or boxes)

                              Gartmore Mutual Funds
               (Exact Name of Registrant as Specified in Charter)

                                 (484) 530-1300
                        (Area Code and Telephone Number)

                                 1200 River Road
                        Conshohocken, Pennsylvania 19428
                     Address of Principal Executive Offices:
                     (Number, Street, City, State, Zip Code)

                            Elizabeth A. Davin, Esq.
                              One Nationwide Plaza
                              Columbus, Ohio 43215
                     Name and Address of Agent for Service:
                  (Number and Street) (City) (State) (Zip Code)

                                   Copies to:

                              Kristin H. Ives, Esq.
                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                        Philadelphia, Pennsylvania 19103

            Approximate Date of Proposed Public Offering: As soon as
         practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

================================================================================

Title of the securities being registered: Class A, Class B and Class C shares of beneficial interest, without par value, of Gartmore Mutual Funds. No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to such Section 8(a), shall determine.

              NOTICE: PLEASE COMPLETE THE ENCLOSED PROXY BALLOT AND
           RETURN IT AS SOON AS POSSIBLE. FOR YOUR CONVENIENCE YOU MAY
            VOTE BY MAIL, BY CALLING THE TOLL-FREE NUMBER PRINTED ON
              YOUR PROXY BALLOT, OR VIA THE INTERNET AT THE WEBSITE
                      ADDRESS PRINTED ON YOUR PROXY BALLOT.

                              THE MONTGOMERY FUNDS
                             THE MONTGOMERY FUNDS II

                                                                  April   , 2003
                                                                        --

Dear Valued Shareholder:

     We are seeking your approval of a proposed reorganization of two funds of The Montgomery Funds ("TMF") and one fund of The Montgomery Funds II ("TMF II") (collectively, the "Montgomery Funds") into two funds of Gartmore Mutual Funds (the "Gartmore Funds"), as described in the following chart and in Section I below (Proposal 1). We refer to the three funds of the Montgomery Funds that are proposed to be reorganized as the "Acquired Funds," and to the two funds of the Gartmore Funds into which the Acquired Funds will be reorganized as the "GMF Acquiring Funds." There will be a separate reorganization for each of the Acquired Funds. We refer to the reorganizations individually as a "Reorganization" and, collectively, as the "Reorganizations."

           Acquired Funds                          GMF Acquiring Funds
-----------------------------------------------------------------------------
                 TMF                               THE GARTMORE FUNDS
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Montgomery Global Opportunities Fund  into
-------------------------------------------- Gartmore Worldwide Leaders Fund
Montgomery Global Focus Fund          into
-----------------------------------------------------------------------------
                TMF II                             THE GARTMORE FUNDS
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Montgomery Partners Long-Short        into  Gartmore Long-Short Equity Plus
Equity Plus Fund (formerly                  Fund
Montgomery Global Long-Short Fund)

-----------------------------------------------------------------------------

     We are also asking you to approve a new investment advisory agreement and a new subadvisory agreement (collectively, the "Advisory Agreements") for each of the Acquired Funds, as described in more detail below (Proposals 2-5). Specifically, the Advisory Agreements with respect to the Montgomery Global Opportunities Fund (the "MF Global Opportunities Fund") and the Montgomery Global Focus Fund (the "MF Global Focus Fund") are discussed in Section II, and the Advisory Agreements with respect to the Montgomery Partners Long-Short Equity Plus Fund (the "MF Long-Short Fund") are described in Section III.

     The Advisory Agreements will replace the current interim investment advisory and interim subadvisory agreements for the Acquired Funds which were approved by the respective Boards of Trustees of the Montgomery Funds (collectively, the "Boards") on January 14, 2003, and which are scheduled to expire no later than June 23, 2003, as described below in more detail. If the Advisory Agreements are approved and the Reorganizations are approved, the Advisory Agreements will terminate on the effective dates of the Reorganizations. If the Advisory Agreements are approved for an Acquired Fund, but the Reorganization is not, the interim investment adviser to that Acquired Fund will consider whether it will continue to provide investment advisory services to the Acquired Fund beyond June 16, 2003, possibly terminating the new Advisory Agreements thereafter in accordance with their terms.

     Gartmore Global Investments, Inc. ("GGI"), an affiliate of the Gartmore Funds, has agreed to pay all expenses associated with the Reorganizations, including proxy solicitation costs; therefore, shareholders of the Acquired Funds and the GMF Acquiring Funds will not bear these costs.

     The respective Boards of the Montgomery Funds have unanimously approved the Reorganizations and the Advisory Agreements. The Boards of the Montgomery Funds believe that each of the Proposals is in the best interest of the shareholders of the Acquired Funds, and recommend that you vote in favor of all of the Proposals applicable to your Acquired Fund(s).

I.   THE PROPOSED REORGANIZATIONS

     Pursuant to the Reorganizations, we propose that (i) each Acquired Fund transfer all of its assets and assign all of its stated liabilities to a corresponding GMF Acquiring Fund, in exchange for the shares of the same or a comparable class of the corresponding GMF Acquiring Fund having an aggregate net asset value equal to the value of the assets transferred by the Acquired Fund to the corresponding GMF Acquiring Fund, less the stated liabilities of the Acquired Fund assumed by the corresponding GMF Acquiring Fund; (ii) each Acquired Fund then effects a pro rata distribution of such shares of the corresponding GMF Acquiring Fund to the shareholders of record of the Acquired Fund as of the effective date of the Reorganization; and (iii) each Acquired Fund will then be liquidated and dissolved. As a result, shareholders of each Acquired Fund will become holders of shares of the corresponding GMF Acquiring Fund. The total value of the GMF Acquiring Fund shares that a shareholder of the Acquired Fund receives in a Reorganization will be the same as the total value of the shares of that Acquired Fund held by the shareholder immediately prior to the Reorganization.

     The MF Global Opportunities Fund and the MF Global Focus Fund will be reorganized into the Gartmore Worldwide Leaders Fund (the "GMF Worldwide Leaders Fund"), an existing series of the Gartmore Funds with an investment objective and principal investment strategies that are similar to those of the MF Global Opportunities and MF Global Focus Funds.

     The MF Long-Short Fund will be reorganized into a newly created series of the Gartmore Funds, the Gartmore Long-Short Equity Plus Fund (the "GMF Long-Short Fund"), with an investment objective and principal investment strategies that are the same as those of the MF Long-Short Fund.

     The Reorganizations are expected to be tax-free transactions for federal income tax purposes.

     We are proposing the Reorganizations in response to the recent purchase (the "Acquisition") by Wells Fargo & Company ("Wells Fargo") of certain business lines of Montgomery Asset Management, LLC ("MAM"), the previous investment adviser to the Acquired Funds. In connection with the Acquisition, Wells Capital Management Incorporated ("Wells Capital"), a wholly-owned subsidiary of Wells Fargo, assumed portfolio management of eleven other series of the Montgomery Funds with the expectation that those series will be reorganized into comparable series of Wells Fargo Funds Trust in June of this year (the "Wells Fargo Reorganizations"). The Wells Fargo Reorganizations are subject to approval of the shareholders of those Montgomery Fund series currently managed by Wells Capital on an interim basis. Should the Wells Fargo Reorganizations occur as expected, only the Acquired Funds will remain in the Montgomery Funds.

     The Boards of the Montgomery Funds considered the potential effects of the Wells Fargo Reorganizations and determined that such a reduced asset base would not support the efficient operation of the Montgomery Funds. The Boards of the Montgomery Funds also considered the fact that many key investment personnel of MAM had either departed or plan to depart as a result of the Acquisition (as described more fully below), resulting in the decision by MAM that it could no longer manage the Acquired Funds and that it should eventually wind down its operations.

     Faced with potential operational inefficiencies and the impending lack of an investment adviser for the Acquired Funds, the Boards of the Montgomery Funds were prompted to find viable alternatives for the Acquired Funds. The Boards of the Montgomery Funds began discussions with the principals of MAM and GGI. Subsequently the Board of TMF appointed Gartmore Global Asset Management Trust ("Gartmore Global"), the investment adviser to the GMF Worldwide Leaders Fund and the corporate parent of GGI, to manage the MF Global Focus and MF Global Opportunities Funds on an interim basis, and the Board of TMF II appointed Gartmore Mutual Fund Capital Trust ("Gartmore-U.S.") (which together with Gartmore Global are collectively referred to as the "Gartmore Advisers"), to manage the MF Long-Short Fund on an interim basis, while the proposed Reorganizations of the Acquired Funds into the corresponding GMF Acquiring Funds were further discussed.

     Each of GGI and the Gartmore Advisers is a direct or indirect subsidiary of Nationwide Corporation, an insurance and financial services company. The Gartmore Funds offers 43 series, all of which are managed by Gartmore Global, Gartmore-U.S. or their affiliates. Those 43 series represent an asset base of approximately $30.3 billion as of December 31, 2002. Therefore, given the substantial asset base of the Gartmore

Funds, the investment expertise of the Gartmore Advisers and the compatibility between the investment objectives and principal strategies of the Acquired Funds and those of the GMF Acquiring Funds, the Boards of the Montgomery Funds determined that the proposed Reorganizations would enable Acquired Fund shareholders to continue their individual investment programs without substantial disruption.

     The Montgomery Funds' Boards considered various factors in reviewing the proposed Reorganizations on behalf of Acquired Fund shareholders. Such factors include, but are not limited to the following:

..    the broader product array of the Gartmore Funds which consists of more than forty retail mutual funds, and the expanded range of investment options and shareholder services available to shareholders of the Gartmore Funds;

..    the enhanced viability and potential improved operating efficiencies of the
     Acquired Funds after the Reorganizations due to the large asset size of the Gartmore Funds and multiple channels of distribution available for the Gartmore Funds;

..    the capability, resources, expertise and experience of the Gartmore
     Advisers and subadvisers appointed by the Gartmore Advisers to serve as investment advisers and subadvisers, respectively, to the Acquired Funds both before and after the proposed Reorganizations;

..    shareholders of the Acquired Funds are expected to pay lower or same advisory fees after the Reorganizations;

..    net operating expense ratios of all classes of the GMF Acquiring Funds which are lower than (or in one instance equal to) the net operating expense ratios of the corresponding Acquired Funds;

..    the similarities between the investment objectives and policies of the GMF
     Acquiring Funds and the corresponding Acquired Funds;

..    the expectation of no reduction in services provided to Acquired Fund shareholders after the proposed Reorganizations;

..    no shareholder will pay a sales charge in connection with the proposed
     Reorganizations, and GGI, not the Acquired Funds or the GMF Acquiring Funds, will pay the expenses of the Reorganizations;

..    the proposed Reorganizations will not result in the recognition of any gain or loss for federal income tax purposes by the Acquired Funds, the GMF Acquiring Funds or their respective shareholders;

..    the Gartmore Advisers' representations that the proposed Reorganizations will not dilute the interests of Acquired Fund shareholders; and

..    the fact that Acquired Fund shareholders will have the opportunity to vote on the proposed Reorganizations.

     For these and other reasons, the Boards of the Montgomery Funds believe that the Reorganizations are in the best interests of the Acquired Funds.

     The Boards of the Montgomery Funds unanimously recommend that you vote in favor of the Reorganizations.

II. MF GLOBAL FOCUS FUND AND MF GLOBAL OPPORTUNITIES FUND - NEW INVESTMENT ADVISORY AGREEMENT WITH GARTMORE GLOBAL ASSET MANAGEMENT TRUST AND NEW SUBADVISORY AGREEMENT WITH GARTMORE GLOBAL PARTNERS

     A.   New Investment Advisory Agreement

     As a result of the Acquisition, a majority of MAM's investment professionals, including certain portfolio managers of the Montgomery Funds, became employees of Wells Capital and the asset base under the management of MAM decreased considerably. Given the departure of key personnel and the significant reduction in assets under its management, MAM decided that it could no longer manage the MF Global Opportunities and MF Global Focus Funds and that it would eventually cease its operations completely. As a result, the Board of TMF discussed various alternatives with respect to the MF Global Opportunities and MF Global Focus Funds, including the retention of a reputable and competent investment adviser or advisers to manage these Funds on an interim basis and the reorganization of these Funds into comparable funds of another mutual fund complex. Subsequently, the Board of TMF held discussions with the Gartmore Advisers and the Gartmore Funds to consider achieving these objectives.

     For purposes of approving Gartmore Global as the interim investment adviser, the Board of TMF voted on January 14, 2003 to (i) terminate its then current investment advisory arrangement with MAM effective January 17, 2003, and
(2) to approve the interim investment advisory agreement between TMF and Gartmore Global. The Board based its approval of this agreement upon findings that Gartmore Global possessed the investment expertise, resources and experience to provide investment advisory services to the MF Global Opportunities and MF Global Focus Funds which were at least comparable to those services previously provided by MAM. The interim investment advisory agreement took effect on January 18, 2003.

     In accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the interim investment advisory agreement will terminate no later than June 16, 2003. The Board of TMF believes it is prudent and in the best interests of the shareholders of the MF Global Opportunities and MF Global Focus Funds to enable Gartmore Global to continue managing those Funds after June 16, 2003 and through the closing date of the respective proposed Reorganizations. To that end, shareholders of the MF Global Opportunities and MF Global Focus Funds will also be asked to approve a new investment advisory agreement between TMF and Gartmore Global. The new investment advisory agreement is, other than the term, effective dates, escrow provisions and other terms permitted or required by Rule 15a-4, the same as the interim investment advisory agreement between TMF and Gartmore Global and the previous investment advisory agreement with MAM.

     Because (1) the Board of TMF believes that Gartmore Global has the resources and personnel to continue providing the same investment advisory services that MAM previously provided to the MF Global Opportunities and MF Global Focus Funds, (2) Gartmore Global has agreed to do so for the same fee rates that MAM received under its former investment advisory agreement with TMF, and (3) the use of Gartmore Global on an interim basis and then under a new investment advisory agreement would enable the MF Global Opportunities and MF Global Focus Funds to continue their current investment advisory programs without substantial disruption, the Board of TMF believes that the new investment advisory agreement is in the best interests of each of the MF Global Opportunities and MF Global Focus Funds and their respective shareholders.

     The Board of TMF unanimously recommends that you vote in favor of the new investment advisory agreement for your Acquired Fund.

     B.   New Subadvisory Agreement

     Gartmore Global and its affiliate, Gartmore Global Partners ("GGP"), together serve the needs of U.S. investors seeking exposure to foreign investments. Within this relationship, GGP serves as the subadviser to and is directly responsible for the day-to-day management of all funds for which Gartmore Global serves as the investment adviser. As a result, the Board of TMF, on behalf of the MF Global Opportunities and MF Global Focus Funds, also approved an interim subadvisory agreement between Gartmore Global and GGP on January 14, 2003. The interim subadvisory agreement took effect on January 18, 2003.

     Like the interim investment advisory agreement, the interim subadvisory agreement will expire no later than June 16, 2003 in accordance with Rule 15a-4 under the 1940 Act. Therefore, in order to maintain continuity of the investment program of the MF Global Opportunities and MF Global Focus Funds after June 16, 2003 and through the closing date of the proposed Reorganizations, the Board of TMF believes that the new subadvisory agreement is in the best interests of each of the MF Global Opportunities and MF Global Focus Funds and their respective shareholders.

     The new investment advisory and subadvisory agreements for the MF Global Opportunities and MF Global Focus Funds together contain the same provisions, except for the term, effective dates and parties, as the previous investment advisory agreement between MAM and TMF, on behalf of those Acquired Funds. Also, other than the term, effective dates, escrow provisions and other terms required or permitted by Rule 15a-4, the new subadvisory agreement for the MF Global Opportunities and MF Global Focus Funds is identical to the current interim subadvisory agreement for those Funds.

     Because (1) the Board of TMF believes that GGP has the resources and personnel to continue providing the investment advisory services to the MF Global Opportunities and MF Global Focus Funds as a subadviser and such services will not result in those Acquired Funds paying higher fees than those that were paid to MAM, and (2) the use of GGP on an interim basis and then under a new subadvisory agreement would enable the MF Global Opportunities and MF Global Focus Funds to continue their current investment advisory programs without substantial disruption, the Board of TMF believes that the new subadvisory agreement is in the best interests of each of those Funds and their respective shareholders.

     The Board of TMF unanimously recommends that you vote in favor of the new subadvisory agreement for your Acquired Fund.

III. MF LONG-SHORT FUND - NEW INVESTMENT ADVISORY AGREEMENT WITH GARTMORE MUTUAL FUND CAPITAL TRUST AND NEW SUBADVISORY AGREEMENT WITH SSI INVESTMENT MANAGEMENT, INC.

     A.   New Investment Advisory Agreement

     For the same reasons discussed in Section II above, the Board of TMF II terminated its then current investment advisory arrangement with MAM and approved an interim investment advisory agreement between TMF II and Gartmore-U.S. on behalf of the MF Long-Short Fund on January 14, 2003. In approving the interim investment advisory agreement, the Board found that Gartmore-U.S. possessed the investment expertise, resources and experience to provide investment advisory services to the MF Long-Short Fund which were at least comparable to those services previously provided by MAM. The interim investment advisory agreement took effect January 18, 2003.

     In accordance with Rule 15a-4, under the 1940 Act the interim investment advisory agreement will terminate no later than June 16, 2003. The Board of TMF II believes it is prudent and in the best interests of the shareholders of the MF Long-Short Fund to enable Gartmore-U.S. to continue managing the MF Long-Short Fund after June 16, 2003 and through the closing date of the Reorganization. To that end, shareholders of the MF Long-Short Fund will also be asked to approve a new investment advisory agreement between TMF II and Gartmore-U.S. The new investment advisory agreement is, other than the term, effective dates, escrow provisions and other terms as required or permitted by Rule 15a-4, the same as the interim investment advisory agreement between TMF II and Gartmore-U.S. and the previous investment advisory agreement with MAM.

     Because (1) the Board of TMF II believes that Gartmore-U.S. has the resources and personnel to continue providing the same investment advisory services that MAM previously provided to the MF Long-Short Fund, (2) Gartmore-U.S. has agreed to do so for the same fee rates that MAM received under its former investment advisory agreement with TMF II, and (3) the use of Gartmore-U.S. on an interim basis and then under a new investment advisory agreement would enable the MF Long-Short Fund to continue its current investment advisory program without substantial disruption, the Board of TMF II believes that the new investment advisory agreement is in the best interests of the MF Long-Short Fund and its shareholders.

     The Board of TMF II unanimously recommends that you vote in favor of the new investment advisory agreement for the MF Long-Short Fund.

     B.   New Subadvisory Agreement

     On January 14, 2003, in connection with the adoption of an interim investment advisory agreement for the MF Long-Short Fund, the Board of TMF II terminated the then current subadvisory agreement between SSI Investment Management, Inc. ("SSI") and MAM (the "Previous SSI Agreement"), and approved an interim subadvisory agreement between Gartmore-U.S. and SSI that took effect on March 4, 2003. Like the interim advisory agreement for the MF Long-Short Fund, the interim subadvisory agreement will expire no later than June 16, 2003 in accordance with Rule 15a-4. Therefore, in order to maintain continuity for the investment program of the MF Long-Short Fund after June 16, 2003 through the closing date of the proposed Reorganization, the Board of TMF II believes that the new subadvisory agreement is in the best interests of the MF Long-Short Fund and its shareholders.

     Other than the term, effective dates, escrow provisions and other provisions required or permitted by Rule 15a-4, the new subadvisory agreement between Gartmore-U.S. and SSI is the same as the interim subadvisory agreement between Gartmore-U.S. and SSI and the Previous SSI Agreement.

     Because (1) the Board of TMF II believes that SSI has the resources and personnel to continue providing the sub-investment advisory services to the MF Long-Short Fund and such services will not result in the MF Long-Short Fund paying higher fees than those that were paid to MAM, and (2) the use of SSI on an interim basis and then under a new subadvisory agreement would enable the MF Long-Short Fund to continue its current investment advisory program without substantial disruption, the Board of TMF II believes that the new subadvisory agreement is in the best interests of the MF Long-Short Fund and its shareholders.

     The Board of TMF II unanimously recommends that you vote in favor of the new subadvisory agreement for the MF Long-Short Fund.

     Please read the enclosed proxy materials and consider the information provided. Your vote is very important to us. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet at the website address printed on your proxy ballot. If you have any questions about the proxy materials, or any of the proposals, please call your investment professional, or Montgomery Funds' proxy solicitation firm, Georgeson Shareholder, at 1-866-397-4638.

                                               Very truly yours,


                                               F. Scott Tuck
                                               Chief Executive Officer
                                               Montgomery Asset Management, LLC

Important Information to Help You Understand the Proposals on Which You Are Being Asked to Vote.

     Please read the full text of this Prospectus/Proxy Statement. Below is a brief overview of the proposals. Your vote is important. If you have questions regarding the proposals please call the Montgomery Funds' proxy solicitation firm, Georgeson Shareholder toll-free at 1-866-397-4638. We appreciate you placing your confidence in us and look forward to helping you achieve your financial goals.

What is the first proposal that I am being asked to vote on?

     You are being asked to vote to approve one or more Agreements and Plans of Reorganization providing for the transfer of assets and stated liabilities of the Acquired Funds to the corresponding GMF Acquiring Funds, as detailed in the chart below. Each of the Montgomery Funds has entered into a separate Agreement and Plan of Reorganization (each a "Plan," and collectively, the "Plans"), meaning there will be two Plans presented at the Meeting. You will only be asked to vote with respect to the Plan or Plans which pertain to those Acquired Funds in which you own shares.

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              MONTGOMERY FUNDS REORGANIZING INTO EXISTING GARTMORE
                                      FUNDS
--------------------------------------------------------------------------------
                   TMF                            EXISTING GARTMORE FUND
--------------------------------------------------------------------------------
Montgomery Global Opportunities Fund
------------------------------------------  Gartmore Worldwide Leaders Fund
Montgomery Global Focus Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              MONTGOMERY FUND REORGANIZING INTO A NEW GARTMORE FUND
--------------------------------------------------------------------------------
                  TMF II                            NEW GARTMORE FUND
--------------------------------------------------------------------------------
Montgomery Partners Long-Short Equity      Gartmore Long-Short Equity Plus Fund
Plus Fund
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Has my Acquired Fund's Board of Trustees approved the Reorganizations?

     Yes. The Boards of the Montgomery Funds have unanimously approved the Reorganizations, and recommend that you vote to approve them.

Why are the Reorganizations being recommended?

     In light of the Acquisition and the proposed Wells Fargo Reorganizations, the Reorganizations are being recommended to provide Acquired Fund shareholders with a viable option whereby they may continue their investment programs without substantial interruption. Following the Acquisition and the proposed Wells Fargo Reorganizations, the Montgomery Funds will be left with a reduced asset base which the Boards believe cannot support the efficient operation of the Acquired Funds. In addition, several of MAM's investment professionals have become employees of Wells Capital and, as a result, MAM has decided to wind down its investment management business and no longer wishes to provide investment advisory services to the Acquired Funds. In response thereto, the Boards of the Montgomery Funds met with representatives of MAM, the Gartmore Funds and the Gartmore Advisers. Those representatives proposed that the Acquired Funds be reorganized into the GMF Acquiring Funds, which are series of the Gartmore Funds having investment objectives and strategies similar to those of the corresponding Acquired Funds. The Boards of the Montgomery Funds determined that the Reorganizations are in the best interests of shareholders of the Acquired Funds.

Are there other potential benefits of the Reorganizations?

     Yes. The Reorganizations will enable the Acquired Funds to continue to exist within a larger fund family - the Gartmore Funds - under the management of the Gartmore Advisers. A larger fund group generally offers a broader array of products and an expanded range of investment options and exchange opportunities for you as a shareholder. In addition, the Gartmore Advisers offer breadth, depth and varied expertise of investment management personnel.

Who will advise my Acquired Fund once the Reorganizations are completed?

     A combination of Gartmore Global and GGP or Gartmore-U.S. and SSI, depending upon which Acquired Fund you own.

Will the fees and expenses of my Acquired Fund increase?

     No. The GMF Acquiring Funds are expected to have net operating expense ratios that are the same as or lower than the corresponding Acquired Funds. Thus, you are expected to pay the same or lower fees as a result of the Reorganizations.

Will I, or my Acquired Fund, have to pay taxes or other fees as a result of the Reorganizations?

     No. The Reorganizations will not trigger any sales commission or other fees for shareholders. Also, the Reorganizations are expected to be tax-free transactions for U.S. federal income tax purposes for the Acquired Funds, the GMF Acquiring Funds and their respective shareholders.

What are the second and third proposals that I am being asked to vote on?

     With respect to the MF Global Opportunities and MF Global Focus Funds, you are being asked to approve a new Investment Advisory Agreement between Gartmore Global and TMF on behalf of your Acquired Fund and a new subadvisory agreement between Gartmore Global and GGP.

Why are the new investment advisory agreement and the new subadvisory agreement being proposed at this time with respect to the MF Global Opportunities Fund and the MF Global Focus Fund?

     In connection with the Acquisition, a majority of MAM's investment professionals, including certain portfolio managers became employees of Wells Capital. As a result, MAM decided to no longer manage the MF Global Opportunities and MF Global Focus Funds and to wind down its operations.

     In response to these occurrences, the Board of TMF terminated the then current investment advisory agreement with MAM for the MF Global Opportunities Fund and the MF Global Focus Fund and approved an interim investment advisory agreement, on behalf of the MF Global Opportunities and the MF Global Focus Funds, with Gartmore Global on January 14, 2003. The Board based its approval of the interim investment advisory agreement upon the determination that Gartmore Global (in conjunction in GGP, as described below) possessed the resources, investment expertise, and experience to provide investment advisory services to the MF Global Opportunities and MF Global Focus Funds which were comparable to those previously provided by MAM. The interim investment advisory agreement will expire no later than June 16, 2003 and the Board of TMF believes it is prudent and in the best interests of shareholders to enable Gartmore Global to continue managing the MF Global Opportunities and MF Global Focus Funds after June 16, 2002 and through the closing date of the proposed Reorganizations.

     Gartmore Global and GGP together serve the needs of U.S. investors seeking exposure to foreign investments. Within this relationship, GGP serves as the subadviser to and is directly responsible for the day-to-day management of all funds for which Gartmore Global serves as the investment adviser. As a result, the Board of TMF, on behalf of the MF Global Opportunities and MF Global Focus Funds, also approved an interim subadvisory agreement between Gartmore Global and GGP on January 14, 2003. This agreement will also expire no later than June 16, 2003.

If approved, when will the new investment advisory agreement and the new subadvisory agreement for the MF Global Opportunities Fund and the MF Global Focus Fund become effective?

     If shareholders of the MF Global Opportunities Fund or MF Global Focus Fund approve the new investment advisory agreement between TMF and Gartmore Global, then the effectiveness of such agreement for that Acquired Fund will be contingent upon shareholders of that Acquired Fund also approving the new subadvisory agreement between Gartmore Global and GGP. Likewise, the new subadvisory agreement will not take effect for an Acquired Fund unless shareholders of that Acquired Fund approve the new investment advisory agreement with Gartmore Global for such Acquired Fund.

What will happen if shareholders of the MF Global Opportunities Fund or the MF Global Focus Fund approve the new investment advisory agreement and the new subadvisory agreement, but not the Reorganization?

     If a new investment advisory agreement and a new subadvisory agreement are approved for an Acquired Fund but the Reorganization is not, then Gartmore Global and GGP will consider whether they will continue to provide investment advisory services to that Acquired Fund beyond June 16, 2003, possibly terminating the new investment advisory and new subadvisory agreements thereafter in accordance with the terms of the agreements.

With respect to the MF Global Opportunities and MF Global Focus Funds, does the new investment advisory and new subadvisory agreements differ substantively from the previous investment advisory agreement with MAM?

     No. The new investment advisory and subadvisory agreements for the MF Global Opportunities and MF Global Focus Funds contain provisions which are the same as those of the previous investment advisory agreement with MAM for those Acquired Funds. Specifically, with the exception of their effective and termination dates and the names of the parties, the terms and conditions of the new investment advisory and subadvisory agreements are the same as those of the previous investment advisory agreement between MAM and TMF, on behalf of the MF Global Opportunities and MF Global Focus Funds.

Will approval of the new investment advisory agreement and the new subadvisory agreement result in any increase in the fees that would be paid by the MF Global Opportunities Fund or the MF Global Focus Fund?

     No. Gartmore Global will receive the same fees until the closing of the proposed Reorganizations that MAM would have received for managing the MF Global Opportunities and MF Global Focus Funds. GGP will be paid by Gartmore Global from the investment advisory fees which will be paid to Gartmore Global if the new investment advisory agreement between TMF and Gartmore Global is approved by shareholders.

     After the closing of the Reorganizations you will own shares of the GMF Worldwide Leaders Fund, a fund with a lower investment advisory fee and a lower net operating expense ratio.

What is the fourth proposal that I am being asked to vote on?

     If you are a shareholder of the MF Long-Short Fund, you are being asked to approve a new investment advisory agreement between Gartmore-U.S. and TMF II, on behalf of the MF Long-Short Fund.

Why is the new investment advisory agreement for the MF Long-Short Fund being proposed at this time?

     As discussed above, MAM has decided to eventually cease its operations completely due to the Acquisition and its resulting loss of investment professionals and assets under management. In connection therewith, MAM has also decided that it can no longer manage the MF Long-Short Fund. As a result, the Board of TMF II initiated steps to retain a reputable and competent investment adviser or advisers who were capable of effectively implementing the investment program of the MF Long-Short Fund.

     As a result, the Board of TMF II terminated the then current investment advisory agreement with MAM for the MF Long-Short Fund and approved an interim advisory agreement, on behalf of the MF Long-Short Fund, with Gartmore-U.S. on January 14, 2003. The Board of TMF II based its approval of the interim investment advisory agreement upon the determination that Gartmore-U.S. possessed the resources, investment expertise, and experience to provide investment advisory services to the MF Long-Short Fund which were comparable to those previously provided by MAM. The interim investment advisory agreement will expire no later than June 16, 2003 and the Board of TMF II believes it is prudent and in the best interests of shareholders to enable Gartmore-U.S. to continue managing the MF Long-Short Fund after June 16, 2003 and through the closing date of the proposed Reorganization.

If approved, when will the new investment advisory agreement for the MF Long-Short Fund become effective?

     If the new investment advisory agreement is approved for the MF Long-Short Fund but the Reorganization is not, then Gartmore-U.S. will consider whether it will continue to provide investment advisory services to the MF Long-Short Fund beyond June 16, 2003, possibly terminating the new investment advisory agreement thereafter in accordance with the terms of the agreement.

Does the new investment advisory agreement for the MF Long-Short Fund differ substantively from the previous investment advisory agreement between MAM and TMF II, on behalf of the MF Long-Short Fund?

     No. The new investment advisory agreement for the MF Long-Short Fund contains provisions which are the same as those of the previous investment advisory agreement with MAM. Specifically, with the exception of its effective and termination dates and the names of the parties, the terms and conditions of the new investment advisory agreement are the same as those contained in the previous investment advisory agreement between MAM and TMF II, on behalf of the MF Long-Short Fund.

Will approval of the new investment advisory agreement result in any increase in the fees that would be paid by the MF Long-Short Fund?

     No. Gartmore-U.S. will receive the same fees until the closing of the proposed Reorganization as MAM would have received for managing the MF Long-Short Fund. After the closing of the Reorganization you will own shares of the GMF Long-Short Fund, a fund with the same investment advisory fee.

What is the fifth proposal that I am being asked to vote on?

     Shareholders of the MF Long-Short Fund are being asked to approve a new subadvisory agreement between Gartmore-U.S. and SSI.

Why is a new subadvisory agreement with SSI being proposed at this time for the MF Long-Short Fund?

     Following the Acquisition, the Board of TMF II terminated the then current subadvisory agreement between MAM, on behalf of the MF Long-Short Fund, and SSI. The Board of TMF II then approved an interim subadvisory agreement between Gartmore-U.S. and SSI on January 14, 2003 (to take effect [March 4,] 2003). The interim subadvisory agreement will expire no later than June 16, 2003, and the Board of TMF II believes it is prudent and in the best interests of shareholders to enable SSI to continue acting as a subadviser to the MF Long-Short Fund after June 16, 2003, and through the closing date of the proposed Reorganization.

If approved, when will the new Subadvisory Agreement with SSI become effective?

     The new subadvisory agreement for the MF Long-Short Fund will not take effect unless shareholders of the MF Long-Short Fund approve the new investment advisory agreement between Gartmore-U.S. and TMF II, on behalf of the MF Long-Short Fund.

Does the new subadvisory agreement differ substantively from the previous subadvisory agreement for the MF Long-Short Fund?

     No. With the exception of its effective and termination dates, and the names of the parties the terms of the new subadvisory agreement between Gartmore-U.S. and SSI are identical to the terms of the previous subadvisory agreement between MAM and SSI.

Will approval of the new subadvisory agreement result in any increase in the fees that would be paid by the MF Long-Short Fund?

     No. SSI will receive the same fees, payable by Gartmore-U.S., as it received under its previous subadvisory agreement with MAM.

What will happen if shareholders of the MF Long-Short Fund approve the new Investment Advisory Agreement and/or the new Subadvisory Agreement, but not the Reorganization?

     If the new investment advisory agreement and the new subadvisory agreement are approved for the MF Long-Short Fund but the Reorganization is not, then Gartmore-U.S. will consider whether it will continue to provide investment advisory services to the MF Long-Short Fund beyond June 16, 2003, possibly terminating the new investment advisory agreement thereafter in accordance with the terms of the agreement. Should Gartmore-U.S. decide to terminate the investment advisory agreement in this manner, the subadvisory agreement will also terminate.

After a Reorganization, will I be able to transfer my investment into other funds of the Gartmore Funds?

     Yes. Shareholders will be able to exchange Gartmore Fund shares received in a Reorganization for shares of the same class of other Gartmore Funds.

What happens if I do not wish to participate in the Reorganizations for the Acquired Funds in which I own shares, or what if I do not wish to own shares of the GMF Acquiring Funds?

     You may redeem your shares any time before the last business day prior to the closing date of the Reorganizations. The closing date for each Reorganization is currently expected to occur on or about June 23, 2003.

When will the Reorganizations occur?

     A Shareholder Meeting is currently expected to be held on June 13, 2003. The approval of the Reorganizations, and the new investment advisory agreement and the new subadvisory agreement for each Montgomery Fund will require the affirmative vote of the lesser of: (1) 67% of the shares present at the Meeting, provided at least a majority of the shares are present at the Meeting; or (2) a majority of the outstanding shares. We expect each Reorganization, if approved by shareholders, to occur on or about June 23, 2003.

What happens if shareholders of an Acquired Fund do not approve the Reorganization?

     In that event, the Acquired Fund will not participate in the Reorganization and the appropriate Board of the Montgomery Funds will determine what further action is appropriate, including the possible liquidation of that Acquired Fund.

     You should note that the approval of a Reorganization of an Acquired Fund is not dependent upon the approval of a Reorganization of any other Acquired Fund. For example, a Reorganization could be approved by shareholders of the MF Global Opportunities Fund, but not by shareholders of the MF Global Focus Fund and the Reorganization for the MF Global Opportunities Fund into the GMF Worldwide Leaders Fund would proceed nonetheless.

How do I vote my shares?

     You can vote your shares by completing and signing the enclosed proxy ballot(s), and mailing them in the enclosed postage paid envelope. [You may also vote your shares by calling the toll-free number printed on your proxy ballot or via the Internet at the website address which is also printed on your proxy ballot.] If you have any questions regarding the proposals or how to vote your shares, please call your investment professional, or the Montgomery Funds' proxy solicitation firm, Georgeson Shareholder at 1-866-397-4638

                      Montgomery Global Opportunities Fund
                          Montgomery Global Focus Fund

                                  Two Series of
                              THE MONTGOMERY FUNDS
                        101 California Street, 35th Floor
                         San Francisco, California 94111

                 Montgomery Partners Long-Short Equity Plus Fund
                                   a Series of
                             THE MONTGOMERY FUNDS II
                        101 California Street, 35th Floor
                         San Francisco, California 94111

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 13, 2003

--------------------------------------------------------------------------------
This is the formal notice and agenda for the special shareholder meeting of two funds of The Montgomery Funds ("TMF") and one fund of The Montgomery Funds II ("TMF II"), which we refer to collectively as the "Montgomery Funds." It tells shareholders what proposals will be voted on and the time and place of the meeting. We refer to these three Montgomery Funds as the "Acquired Funds," and the two Gartmore Mutual Funds listed in the attached Prospectus/Proxy Statement as the "GMF Acquiring Funds." We refer to Gartmore Mutual Funds as the "Gartmore Funds."
--------------------------------------------------------------------------------

     To the shareholders of the Montgomery Global Opportunities Fund, the Montgomery Global Focus Fund and the Montgomery Partners Long-Short Equity Plus
Fund:

     A special meeting of shareholders of each of the Montgomery Global Opportunities Fund (the "MF Global Opportunities Fund") and the Montgomery Global Focus Fund, (the "MF Global Focus Fund"), two series of TMF, and the Montgomery Partners Long-Short Equity Plus Fund (the "MF Long-Short Fund"), a series of TMF II, will be held on Friday, June 13, 2003, at [10:00 a.m.], Pacific time, at the offices of the Montgomery Funds at 101 California Street, 35th Floor, San Francisco, California 94111(the "Meeting"). You are being asked to vote on the following proposals:

     1. A proposal to approve a proposed Agreement and Plan of Reorganization (individually a "Plan" and, collectively, the "Plans") on behalf of each Acquired Fund. Under the Plans, each GMF Acquiring Fund would acquire all of the assets of the corresponding Acquired Fund in exchange solely for the assumption of the stated liabilities of such Acquired Fund and the same or a comparable class of shares of the corresponding GMF Acquiring Fund, to be distributed pro rata by the Acquired Fund to its shareholders, in complete liquidation of the Acquired Fund (individually, a "Reorganization" and, collectively the "Reorganizations"). Upon completion of the transactions contemplated by the Plans, the Acquired

          Funds will be liquidated and terminated as series of the Montgomery Funds. (Each Acquired Fund to vote separately on its applicable Plan.)

     2. A proposal to approve a new investment advisory agreement between TMF, on behalf of the MF Global Opportunities Fund and the MF Global Focus Fund, and Gartmore Global Asset Management Trust ("Gartmore Global"). (Shareholders of the MF Global Opportunities Fund and the MF Global Focus Fund to vote separately.)

     3. A proposal to approve a new subadvisory agreement between Gartmore Global and Gartmore Global Partners with respect to the MF Global Opportunities Fund and the MF Global Focus Fund. (Shareholders of the MF Global Opportunities Fund and the MF Global Focus Fund to vote separately.)

     4. A proposal to approve a new investment advisory agreement between TMF II, on behalf of the MF Long-Short Fund, and Gartmore Mutual Fund Capital Trust ("Gartmore-U.S."). (Shareholders of the MF Long-Short Fund to vote separately.)

     5. A proposal to approve a new subadvisory agreement between Gartmore-U.S. and SSI Investment Management, Inc. with respect to the MF Long-Short Fund. (Shareholders of the MF Long-Short Fund to vote separately.)

     6.   Any other business properly brought before the Meeting.

     Only shareholders of record as of the close of business on March 20, 2003 are entitled to receive this notice and vote at the Meeting. Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy ballot.

                                            By Order of the Board of Trustees of
                                            The Montgomery Funds


                                            By Order of the Board of Trustees of
                                            The Montgomery Funds II


                                            /s/ Johanne Castro
                                            Assistant Secretary

April   , 2003
      --

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

                                TABLE OF CONTENTS

INTRODUCTION............................................................................................    6

PROPOSAL 1: APPROVAL OF AGREEMENTS AND PLANS OF REORGANIZATION (ALL SHAREHOLDERS).......................    8

   SUMMARY..............................................................................................    8
      About the Funds and the Proposed Reorganizations..................................................    8
      Comparative Fee Tables............................................................................    9
      Comparative Expense Examples......................................................................   26
      Comparative Performance Information...............................................................   27
      Comparison of Investment Objectives, Policies, Strategies, and Principal Risks of
         the Acquired Funds and the corresponding GMF Acquiring Funds...................................   29
   COMPARISON OF OPERATIONS.............................................................................   34
      Who Manages the Funds?............................................................................   34
      Other Service Providers...........................................................................   36
      Purchase, Exchange, and Redemption Procedures.....................................................   37
      Dividends and Other Distributions.................................................................   41
      Tax Consequences..................................................................................   41
   RISKS OF AN INVESTMENT IN ONE OR MORE OF THE FUNDS...................................................   42
      Stock Market......................................................................................   42
      Market Trends Risk................................................................................   43
      Foreign Risk......................................................................................   43
      Emerging Markets Risk.............................................................................   44
      Short Sales Risk..................................................................................   45
      Concentration Risk................................................................................   45
      Portfolio Turnover Risk...........................................................................   46
      Derivatives Risk..................................................................................   46
      Non-Diversified Fund Risk.........................................................................   47
      Equity Swaps Risk.................................................................................   47
   INVESTMENT RESTRICTIONS OF THE ACQUIRED FUNDS AND THE GMF ACQUIRING FUNDS............................   48
   CONSIDERATIONS BY THE BOARDS OF THE MONTGOMERY FUNDS.................................................   51
   DESCRIPTION OF THE PLANS.............................................................................   55
   DESCRIPTION OF THE GARTMORE FUND SHARES..............................................................   56
   FEDERAL INCOME TAX CONSEQUENCES......................................................................   57
   COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS AND OBLIGATIONS........................................   57
   CAPITALIZATION.......................................................................................   59
   INFORMATION ABOUT THE ACQUIRED FUNDS AND THE GMF ACQUIRING FUNDS.....................................   62
      Further Information About Operations..............................................................   62

PROPOSALS 2 AND 3: APPROVAL OF NEW ADVISORY AGREEMENTS WITH GARTMORE GLOBAL AND GGP
   (SHAREHOLDERS OF THE MF GLOBAL OPPORTUNITIES AND MF GLOBAL FOCUS FUNDS TO VOTE SEPARATELY.)..........   64

   GENERAL INFORMATION..................................................................................   64
      Introduction......................................................................................   64

      Interim Agreements................................................................................   65
      New Advisory and Subadvisory Agreements...........................................................   66
      Approval of New Agreements........................................................................   66
      Board Considerations..............................................................................   67
   COMPARISON OF THE PREVIOUS ADVISORY AGREEMENT AND NEW AGREEMENTS.....................................   68
      Advisory Services.................................................................................   68
      Subadvisers.......................................................................................   68
      Fees..............................................................................................   69
      Payment of Expenses...............................................................................   69
      Brokerage.........................................................................................   69
      Limitation of Liability...........................................................................   70
      Continuance.......................................................................................   70
      Termination.......................................................................................   71
      Additional Information About Gartmore Global and GGP..............................................   71
      Additional Information About GGP..................................................................   73

PROPOSAL 4: APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN GARTMORE-U.S. AND TMF II
   (SHAREHOLDERS OF MF GLOBAL LONG-SHORT FUND TO VOTE SEPARATELY.)......................................   74

   GENERAL INFORMATION..................................................................................   74
      Introduction......................................................................................   74
      Interim Gartmore-U.S. Agreement...................................................................   75
      New Gartmore-U.S. Agreement.......................................................................   76
      Board Considerations..............................................................................   77
   COMPARISON OF THE PREVIOUS LONG-SHORT AGREEMENT AND NEW GARTMORE-U.S. AGREEMENT......................   78
      Advisory Services.................................................................................   78
      Subadvisers.......................................................................................   78
      Fees..............................................................................................   79
      Payment of Expenses...............................................................................   79
      Brokerage.........................................................................................   79
      Limitation of Liability...........................................................................   80
      Continuance.......................................................................................   80
      Termination.......................................................................................   80
      Additional Information About Gartmore-U.S.........................................................   81

PROPOSAL 5: APPROVAL OF THE SSI SUBADVISORY AGREEMENT (SHAREHOLDERS OF MF LONG-SHORT
   FUND VOTE SEPARATELY.)...............................................................................   83

   GENERAL INFORMATION..................................................................................   83
      Introduction......................................................................................   83
      Interim SSI Agreement.............................................................................   83
      SSI Subadvisory Agreement.........................................................................   84
      Approval of SSI Subadvisory Agreement.............................................................   85
      Board Considerations..............................................................................   85
   COMPARISON/DISCUSSION OF THE PREVIOUS SSI AGREEMENT AND SSI SUBADVISORY AGREEMENT....................   86
      Subadvisory Services..............................................................................   86

      Fees..............................................................................................   86
      Payment of Expenses...............................................................................   86
      Brokerage.........................................................................................   86
      Limitation of Liability...........................................................................   87
      Continuance.......................................................................................   88
      Termination.......................................................................................   88
      Additional Information About SSI..................................................................   88

VOTING INFORMATION......................................................................................   89

   GENERAL..............................................................................................   89
      MF Global Opportunities and MF Global Focus Funds.................................................   89
      MF Long-Short Fund................................................................................   90
      Quorum............................................................................................   90
      Abstentions and Broker Non-Votes..................................................................   90
      Appraisal Rights..................................................................................   90
      Revocability of Proxy.............................................................................   91
      Record Date and Outstanding Shares................................................................   91
      Interest of Certain Persons Involved in Reorganization............................................   91
   OTHER MATTERS........................................................................................   92
      Shareholder Proposals.............................................................................   92
      Inquiries.........................................................................................   92
      Delivery of Prospectus / Proxy Statement..........................................................   93
      Board Recommendation..............................................................................   93

EXHIBITS TO PROSPECTUS/PROXY STATEMENT..................................................................   94

                           PROSPECTUS/PROXY STATEMENT
                                April [__], 2003

Acquisition of the Assets and Assumption          By and in exchange for:
    of Certain Stated Liabilities of:

          THE MONTGOMERY FUNDS                     GARTMORE MUTUAL FUNDS
  Montgomery Global Opportunities Fund
      Montgomery Global Focus Fund            Gartmore Worldwide Leaders Fund

   101 California Street, 35th Floor
    San Francisco, California 94111
           1-800-572-FUND

                   and

         THE MONTGOMERY FUNDS II
 Montgomery Partners Long-Short Equity     Gartmore Long-Short Equity Plus Fund
                Plus Fund

    101 California Street, 35th Floor                1200 River Road
    San Francisco, California 94111          Conshohocken, Pennsylvania 19428
             1-800-222-8222                          (484) 530-1300

     This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the "Meeting") of each of the Montgomery Global Opportunities Fund ("MF Global Opportunities Fund") and the Montgomery Global Focus Fund ("MF Global Focus Fund"), two series of The Montgomery Funds ("TMF"), and of the Montgomery Partners Long-Short Equity Plus Fund ("MF Long-Short Fund"), a series of The Montgomery Funds II ("TMF II") (which together with TMF are collectively referred to as the "Montgomery Funds"). The MF Global Opportunities, MF Global Focus and MF Long-Short Funds are collectively referred to as the "Acquired Funds." The Notice of Special Meeting of Shareholders, Prospectus/Proxy Statement and proxy ballots were first sent to shareholders of record on or about [April] [_], 2003. You are being asked to vote on five proposals (the "Proposals" or each, a "Proposal") to approve:

     (1) an Agreement and Plan of Reorganization (individually a "Plan" and, collectively, the "Plans") between a Montgomery Fund, on behalf of each Acquired Fund, and Gartmore Mutual Funds (the "Gartmore Funds") (Each Acquired Fund to vote separately on its applicable Plan);

     (2) a new investment advisory agreement between TMF, on behalf of the MF Global Opportunities Fund and the MF Global Focus Fund, and Gartmore Global Asset Management Trust ("Gartmore Global") (Shareholders of the MF Global Opportunities Fund and the MF Global Focus Fund to vote separately);

     (3) a new subadvisory agreement between Gartmore Global and Gartmore Global Partners ("GGP") with respect to the MF Global Opportunities Fund and MF Global Focus Fund (Shareholders of the MF Global Opportunities Fund and the MF Global Focus Fund to vote separately);

     (4) a new investment advisory agreement between TMF II, on behalf of the MF Long-Short Fund, and Gartmore Mutual Fund Capital Trust ("Gartmore-U.S.") (Shareholders of the MF Long-Short Fund to vote separately); and

     (5) a new subadvisory agreement between Gartmore-U.S. and SSI Investment Management, Inc. ("SSI") with respect to the MF Long-Short Fund (Shareholders of the MF Long-Short Fund to vote separately).

     The Meeting will be held at the offices of the Montgomery Funds at 101 California Street, 35th Floor, San Francisco, California 94111, on Friday June 13, 2003, at [10:00] a.m. Pacific time. The Montgomery Funds' Board of Trustees are soliciting proxies.

     As a shareholder of record at the close of business on March 20, 2003, the record date for the Meeting, you have the right to instruct the persons named as proxies on the enclosed proxy ballot as to the manner in which shares of any Acquired Fund owned by you should be voted. To assist you in giving your instructions, a proxy ballot is enclosed that reflects the number of shares of each Acquired Fund for which you are entitled to vote.

     If shareholders of your Acquired Fund vote to approve their respective Plan, all of the assets of your Acquired Fund will be acquired by the corresponding series of the Gartmore Funds that, as described below, has the same or similar investment objectives, policies and strategies as those of the Acquired Funds (individually a "GMF Acquiring Fund" and, collectively, the "GMF Acquiring Funds") in exchange for the share class or classes noted below, and the assumption of stated liabilities, by such GMF Acquiring Fund. That Acquired Fund will then distribute such shares of the applicable GMF Acquiring Fund, pro rata, to its shareholders, and, thereafter, will be liquidated and dissolved.

     To identify the GMF Acquiring Fund into which your Acquired Fund is proposed to be reorganized, please see "Summary - About the Funds and the Proposed Reorganizations." For a comparison of the investment objectives, policies, strategies and principal risks of your Acquired Fund and the GMF Acquiring Fund into which your Acquired Fund would be reorganized, please see "PROPOSAL 1: APPROVAL OF AGREEMENTS AND PLANS OF REORGANIZATION -- Summary - Comparison of Investment Objectives, Policies, Strategies and Principal Risks of the Acquired Funds and the corresponding GMF Acquiring Funds."

                 THE BOARDS OF THE MONTGOMERY FUNDS UNANIMOUSLY
                        RECOMMEND APPROVAL OF THE PLANS.

     Shareholders are also being asked to approve a new investment advisory agreement between TMF, on behalf of each of the MF Global Opportunities and MF Global Focus Funds, and Gartmore Global, the current interim investment adviser to the MF Global Opportunities Fund and the MF Global Focus Fund and the current investment adviser to the Gartmore Worldwide Leaders Fund (the "GMF Worldwide Leaders Fund"). Gartmore Global and GGP together serve the needs of U.S. investors seeking exposure to foreign investments. Within this relationship, GGP serves as the subadviser to and is directly responsible for the day-to-day management of all Gartmore Funds for which Gartmore Global serves as the investment adviser. Thus, in connection with the new investment advisory agreement for each of the MF Global Opportunities and MF Global Focus Funds, shareholders are also being asked to approve a new subadvisory agreement between Gartmore Global and GGP (the "GGP Subadvisory Agreement").

     The new investment advisory agreement and the GGP Subadvisory Agreement together contain the same provisions (except for the term, effective dates, parties, escrow provisions and other terms required or permitted by Rule 15a-4 of the Investment Company Act of 1940, as amended (the "1940 Act")) as the previous investment advisory agreement between Montgomery Asset Management, LLC ("MAM") and TMF, on behalf of the MF Global Opportunities and MF Global Focus Funds and the current interim investment advisory and subadvisory agreements for the MF Global Opportunities and MF Global Focus Funds.

     For each of the MF Global Opportunities and MF Global Focus Funds, the new investment advisory agreement and the GGP Subadvisory Agreement must each be approved by shareholders to become effective, and if so approved, will take effect immediately, and continue in effect with the closing date of the Reorganization of such Fund (currently anticipated to occur on or about June 23, 2003). If the new investment advisory agreement and the GGP Subadvisory Agreement are approved but the Reorganization is not, then Gartmore Global and GGP will consider whether they will continue to provide investment advisory services to that particular Fund beyond June 23, 2003.

               THE BOARD OF TMF UNANIMOUSLY RECOMMENDS APPROVAL OF
             BOTH THE NEW INVESTMENT ADVISORY AGREEMENT AND THE GGP
           SUBADVISORY AGREEMENT FOR THE MF GLOBAL OPPORTUNITIES FUND
                          AND THE MF GLOBAL FOCUS FUND.

     Shareholders of the MF Long-Short Fund are also being asked to approve a new investment advisory agreement between TMF II, on behalf of the MF Long-Short Fund and Gartmore-U.S., the current interim investment adviser to the MF Long-Short Fund and the investment adviser to the Gartmore Long-Short Equity Plus Fund (the "GMF Long-Short Fund"). The terms of the new investment advisory agreement are the same as (except for the term, effective dates, escrow provisions and other terms required or permitted by Rule 15a-4) those of the current interim investment advisory agreement between TMF II and Gartmore-U.S. and those of the previous investment advisory agreement between TMF II and MAM, on behalf of the MF Long-Short Fund, with the exception of the term, effective dates and the names of the parties.

     For the MF Long-Short Fund, the new investment advisory agreement must be approved by shareholders to become effective, and if so approved, will take effect immediately. If the Reorganization for the MF Long-Short Fund is approved, the new investment advisory agreement would terminate on the closing date of the Reorganization of the MF Long-Short Fund (currently anticipated to occur on or about June 23, 2003). If the new investment advisory agreement is approved for the MF Long-Short Fund but the Reorganization is not, then Gartmore-U.S. will consider whether it will continue to provide investment advisory services to the MF Long-Short Fund beyond June 23, 2003.

                         THE BOARD OF TMF II UNANIMOUSLY
               RECOMMENDS APPROVAL OF THE NEW INVESTMENT ADVISORY
                      AGREEMENT FOR THE MF LONG-SHORT FUND.

     In connection with the new investment advisory agreement for the MF Long-Short Fund, shareholders of the MF Long-Short Fund are also being asked to approve a new subadvisory agreement between Gartmore-U.S. and SSI (the "SSI Subadvisory Agreement"). Other than the term and effective date, the terms of the SSI Subadvisory Agreement are the same as the terms of the interim subadvisory agreement between Gartmore-U.S. and SSI and the previous subadvisory agreement between MAM and SSI.

     The SSI Subadvisory Agreement, if approved by shareholders, will become effective so long as shareholders of the MF Long-Short Fund also approve the new investment advisory agreement for the Fund. If the Reorganization for the MF Long-Short Fund is approved, the SSI Subadvisory Agreement would terminate on the closing date of the Reorganization of the MF Long-Short Fund (currently anticipated to occur on or about June 23, 2003). If the SSI Subadvisory Agreement is approved but the Reorganization for the MF Long-Short Fund is not, then SSI will consider whether it will continue to provide investment advisory services to the MF Long-Short Fund beyond June 23, 2003.

             THE BOARD OF TMF II UNANIMOUSLY RECOMMENDS APPROVAL OF
            THE SSI SUBADVISORY AGREEMENT FOR THE MF LONG-SHORT FUND.

     This Prospectus/Proxy Statement sets forth the information about the proposed transactions and the GMF Acquiring Funds that you should know before voting on a Plan, the new investment advisory agreements and the new subadvisory agreements. You should retain this Prospectus/Proxy Statement for future reference. Additional information about the Gartmore Funds, each of the GMF Acquiring Funds and the proposed transactions has been filed with the U.S. Securities and Exchange Commission ("SEC") and can be found in the following documents:

     . A Statement of Additional Information (the "SAI"), dated April [__], 2003, relating to this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

     . The Prospectus for the GMF Worldwide Leaders Fund dated March 1, 2003 and the Prospectus for the GMF Long-Short Fund dated April [ ], 2003 (which accompany this Prospectus/Proxy statement).

     You may request a free copy of the SAI, without charge, by calling 1-800-848-0920 or by writing to the Gartmore Funds at 1200 River Road, Conshohocken, PA 19428. If you would like to request copies of this document, please do so by June [ ], 2003, in order to receive them before the Meeting.

     In addition, copies of the Montgomery Funds' most recent Annual Report and subsequent Semi-Annual Report to Shareholders will be furnished without charge
upon request. Such request should be directed to  [              ]. If you would
like to request copies of these documents, please do so by June [    ], 2003, in
order to receive them before the Meeting.

     The SEC has not approved or disapproved the GMF Acquiring Funds' shares or determined whether this Prospectus/Proxy Statement is complete or accurate. To state otherwise is a crime.

                                  INTRODUCTION

     On January 18, 2003, Wells Fargo & Company ("Wells Fargo"), the parent company of Wells Capital Management Incorporated ("Wells Capital"), purchased certain segments of the institutional and retail investment management business of MAM, the previous investment adviser to the Montgomery Funds, including the investment management of eleven investment portfolios (excluding the Acquired Funds) of the Montgomery Funds (the "Acquisition"). Wells Capital assumed investment responsibility for those eleven portfolios with the understanding that shareholders of those portfolios would later be asked to approve the proposed reorganization of the portfolios into comparable investment portfolios of Wells Funds Capital Trust (the "Wells Fargo Reorganizations").

     Should the Wells Fargo Reorganizations occur as expected, the asset base of the Montgomery Funds would be reduced considerably. Consequently, the Boards of Trustees of the Montgomery Funds began to consider the potential operational inefficiencies that might result due to the Acquisition and proposed Wells Fargo Reorganizations. The Boards of the Montgomery Funds also considered the fact that a majority of the key personnel at MAM have either left or announced their decision to leave resulting in the determination by MAM that it could no longer manage the Acquired Funds and that it should eventually take steps to cease operations completely.

     In order to enable the Acquired Funds to continue their current investment advisory programs without substantial interruption while the Boards of the Montgomery Funds considered long-term solutions for the Acquired Funds, the Boards of the Montgomery Funds voted on January 14, 2003 to terminate the then current investment advisory agreements with MAM and to hire Gartmore-U.S. and Gartmore Global (collectively, the "Gartmore Advisers"), affiliates of the Gartmore Funds, to provide investment advisory services to the Acquired Funds on an interim basis. In connection therewith, the Board of TMF II also terminated the subadvisory agreement between MAM and SSI on behalf of the MF Long-Short Fund and approved an interim subadvisory agreement for the MF Long-Short Fund between Gartmore-U.S. and SSI. The Board of TMF similarly adopted an interim subadvisory agreement between Gartmore Global and GGP on behalf of the MF Global Opportunities and MF Global Focus Funds.

     At special meetings of the Boards of the Montgomery Funds on February 27, 2003, and March 5, 2003, representatives of MAM and Gartmore Global Investments, Inc. ("GGI"), an affiliate of the Gartmore Advisers, proposed the Reorganization of the Acquired Funds into comparable series of the Gartmore Funds. The Gartmore Funds were established in 1997 and currently offer 43 separate series, each with its own investment objective. The Gartmore Advisers, or their affiliates, provide investment advisory services to all of the mutual funds within the Gartmore Funds, and, as of December 31, 2002, the Gartmore Advisers together had approximately $30.3 billion in assets under management.

     After reviewing materials regarding the proposed Reorganizations, the Boards of the Montgomery Funds further determined that the proposed Reorganizations would provide Acquired Fund shareholders with a viable option whereby they could continue their individual investment program without substantial interruption. Thus, the Boards of the Montgomery Funds determined that the proposed Reorganizations would be in the best interests of the Acquired Fund shareholders. The terms of the Reorganizations, including the considerations of the Boards of the Montgomery Funds and determinations related thereto, are described more fully below under "PROPOSAL 1: APPROVAL OF AGREEMENTS AND PLANS OF REORGANIZATION."

     As noted above, Gartmore Global and GGP are currently providing investment advisory services to each of the MF Global Opportunities and MF Global Focus Funds pursuant to an interim investment advisory agreement with TMF and an interim subadvisory agreement, respectively, each of which will expire no later than June 16, 2003. As a result, in order to ensure continued investment advisory services to the MF Global Opportunities and MF Global Focus Funds, a new investment advisory agreement and subadvisory agreement must be approved by shareholders of those Funds on or prior to June 16, 2003. The new investment advisory and subadvisory agreements together have the same terms as the interim advisory agreement and the previous investment advisory agreement with MAM with the exception of the term and effective dates, escrow provisions and other provisions required or permitted by Rule 15a-4.

     The new investment advisory and subadvisory agreements and the Board of Trustees' recommendations with respect thereto are described more fully under "PROPOSALS 2 AND 3: APPROVAL OF NEW ADVISORY AND SUBADVISORY AGREEMENTS WITH GARTMORE GLOBAL AND GGP."

     Also as described above, Gartmore-U.S. is currently providing investment advisory services to the MF Long-Short Fund pursuant to an interim investment advisory agreement with TMF II, and SSI is currently providing subadvisory services pursuant to an interim subadvisory agreement with Gartmore-U.S., each of which will expire no later than June 16, 2003; as a result, in order to ensure continued investment advisory services to the MF Long-Short Fund, a new investment advisory agreement and a new subadvisory agreement must be approved by shareholders of the MF Long-Short Fund on or prior to June 16, 2003. The new investment advisory agreement is the same as the interim advisory agreement and the previous investment advisory agreement with MAM with the exception of the term and effective dates, names of the parties, escrow provisions and other provisions required or permitted by Rule 15a-4. The new investment advisory agreement and the Board of Trustees' recommendations with respect thereto are described more fully under "PROPOSAL 4: APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN GARTMORE-U.S. AND TMF II."

     The SSI Subadvisory Agreement has the same terms as the current interim subadvisory agreement and the previous subadvisory agreement with the exception of the term and effective dates, names of the parties, escrow provisions and other provisions permitted or required by Rule 15a-4.

     The SSI Subadvisory Agreement and the Board of Trustees' recommendations with respect thereto are described more fully under "PROPOSAL 5: APPROVAL OF THE SSI SUBADVISORY AGREEMENT."

                 PROPOSAL 1: APPROVAL OF AGREEMENTs AND PLANs OF
                        REORGANIZATION (All Shareholders)

Summary

     This summary is qualified in its entirety by reference to: (1) the additional information contained elsewhere in this Prospectus/Proxy Statement and in the SAI relating to this Prospectus/Proxy Statement; (2) the current Prospectuses for the Class R shares of the Acquired Funds (individually, a "MF Class R Prospectus," and, collectively, the "MF Class R Prospectuses"); (3) the current Prospectuses for the Class A, B and C shares of the MF Global Focus and MF Long-Short Funds (individually a "MF Multi-Class Prospectus" and, collectively, the "MF Multi-Class Prospectuses") which together with the MF Class R Prospectuses are referred to as the "MF Prospectuses"); (4) the current prospectus for the GMF Worldwide Leaders Fund (the "GMF Worldwide Leaders Fund Prospectus"); (5) the current prospectus for the GMF Long-Short Fund (the "GMF Long-Short Fund Prospectus" which together with the GMF Worldwide Leaders Prospectus are referred to as the "Gartmore Funds Prospectuses"); (6) the current Statement of Additional Information of the Acquired Funds (the "MF SAI"); (7) the current Statement of Additional Information for the GMF Acquiring Funds (the "Gartmore Funds SAI"); and (8) the Plans. Copies of the Plans are attached to this Prospectus/Proxy Statement as Exhibits A-1 and A-2, and the Gartmore Funds Prospectuses accompany this Prospectus/Proxy Statement.

     About the Funds and the Proposed Reorganizations

     The Montgomery Funds and the Gartmore Funds are open-end management investment companies registered with the SEC. The Gartmore Funds was organized as a business trust under the laws of Ohio by a Declaration of Trust dated October 30, 1997, and was formerly known as "Nationwide Mutual Funds." TMF was organized as a Massachusetts business trust on May 10, 1990, and TMF II was organized as a Delaware statutory trust on September 10, 1993. The oversight of the business and affairs of the Montgomery Funds and the Gartmore Funds is the responsibility of their respective Boards of Trustees (each a "Board," and, collectively, the "Boards").

     The Boards of the Montgomery Funds voted unanimously to recommend approval of the Plans to the shareholders of the respective Acquired Funds. Under the Plans, each GMF Acquiring Fund would acquire all of the assets of the corresponding Acquired Fund in exchange for (1) the GMF Acquiring Fund's assumption of all of the stated liabilities of such Acquired Fund and (2) the same or a comparable class or classes of shares of such GMF Acquiring Fund. The shares of the GMF Acquiring Fund will then be distributed pro rata by the Acquired Fund to its shareholders, and that Acquired Fund will liquidate completely and dissolve. For a detailed discussion of the factors considered and the determinations made by the Boards of the Montgomery Funds regarding the

Reorganizations, please see the section below entitled "Information About the Reorganizations - Considerations by the Boards of the Montgomery Funds."

     As a condition to completing each Reorganization, each GMF Acquiring Fund and corresponding Acquired Fund(s) will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Therefore, no GMF Acquiring Fund or shareholder of a GMF Acquiring Fund or corresponding Acquired Fund or shareholder of that corresponding Acquired Fund will recognize any gain or loss as a result of a Reorganization. After a Reorganization is completed, the Acquired Fund will be dissolved.

     The following chart shows the GMF Acquiring Fund into which each Acquired Fund will be reorganized if shareholders of that Acquired Fund approve the Reorganization and the name of the class of shares of the GMF Acquiring Fund that the Acquired Fund shareholders will receive in the Reorganization. The Acquired Fund and the GMF Acquiring Funds correspond to one another as follows:

       Acquired Fund                               GMF Acquiring Funds

MF Global Opportunities Fund   corresponds to   GMF Worldwide Leaders Fund
   .    Class R                                    .    Class A

MF Global Focus Fund           corresponds to   GMF Worldwide Leaders Fund
   .    Class A, R                                 .    Class A

MF Long-Short Fund             corresponds to   GMF Long-Short Fund*
   .    Class A, R                                 .    Class A
   .    Class B                                    .    Class B
   .    Class C                                    .    Class C

* This GMF Acquiring Fund has recently been organized for the purpose of continuing the investment operations of the MF Long-Short Fund, and has no assets or prior history of investment operations.

     As discussed further below, the Gartmore Funds expect that for accounting and performance purposes, the GMF Worldwide Leaders Fund will be the surviving or successor Fund of its reorganization with the MF Global Opportunities and MF Global Focus Funds. With respect to the GMF Long-Short Fund, the MF Long-Short Fund will be considered to be the survivor for accounting and performance purposes.

     Comparative Fee Tables

     The Acquired Funds and the GMF Acquiring Funds, like all mutual funds, incur certain expenses in their operations and, as a shareholder of an Acquired Fund, you pay these expenses indirectly. These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder support services, and other activities. The following tables compare the expenses you indirectly incur as a shareholder of an Acquired Fund with the expenses that you would incur as 1) a shareholder of the corresponding class of the GMF Acquiring Fund and 2) a shareholder of the corresponding class of GMF Acquiring Fund assuming the Reorganization takes place. There are no sales loads or other fees or expenses that you will pay in connection with completing the Reorganizations.

  GMF WORLDWIDE LEADERS FUND (CLASS A) / MF GLOBAL OPPORTUNITIES FUND (CLASS R)

     This table describes the fees and expenses of the Class A shares of the GMF Worldwide Leaders Fund, as well as pro forma fees and expenses of the Class A shares of the GMF Worldwide Leaders Fund after giving effect to the Reorganization*, and of Class R shares of the MF Global Opportunities Fund, each for the 12-month period ended October 31, 2002.

                                                                              MF Global        GMF Worldwide
                                                                            Opportunities   Leaders Fund (Class
                                                    GMF Worldwide Leaders   Fund (Class R   A Shares) Pro Forma
                                                    Fund (Class A Shares)      Shares)      Estimated Combined*
                                                    ---------------------   -------------   -------------------
Shareholder Fees /1/
   Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) imposed on
   purchases (as a percentage of offering price)           5.75%/2/            None               5.75%/2/
                                                           ----                ----               ----
Maximum Deferred Sales Charge (Load)
   imposed on redemptions (as a percentage of
   original purchase price or sale proceeds,
   as applicable)                                          None /3/            None               None/3/
                                                           ----                ----               ----
Redemption/Exchange Fee (as a percentage of
   Amount redeemed or exchanged)                           2.00%/4/            2.00%/5/           2.00%/4/
                                                           ----                ----               ----
Annual Fund Operating Expenses
   Expenses That are Deducted From Fund Assets
   (as a percentage of average net assets)

Management Fee                                             1.00%               1.25%              1.00%
                                                           ----                ----               ----
Distribution and/or Service (12b-1) Fee                    0.25%               None               0.25%
                                                           ----                ----               ----
Other Expenses                                             1.14%               1.60%              0.49%
                                                           ----                ----               ----
Total Annual Fund Operating Expenses                       2.39%               2.85%              1.74%
                                                           ----                ----               ----
Total Waivers/Reimbursements of Fund Expenses/8/           0.74%/6/            0.95%/7/           0.14%/6/
                                                           ----                ----               ----
Total Annual Fund Operating Expenses (After
   Waivers/Reimbursements)                                 1.65%/6/            1.90%/7/           1.60%/6/
                                                           ----                ----               ----

----------
* These Proforma fees and expenses do not give effect to the proposed Reorganization of the MF Global Focus Fund with and into the GMF Worldwide Leaders Fund.

/1/ If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

/2/ As the amount of your investment increases (generally purchases of $50,000 or more), the sales charge imposed on the purchase of Class A shares decreases. For more information, see the section of the GMF Worldwide Leaders Fund Prospectus entitled "Buying, Selling and Exchanging Fund Shares - Buying Shares - Class A and Class C sales charges."

/3/ A contingent deferred sales charge ("CDSC") of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finders fee was paid. For more information, see the section of the GMF Worldwide Leaders Prospectus entitled "Buying, Selling and Exchanging Fund Shares - Selling Shares - Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C Shares."

/4/ A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares received in connection with the Reorganization or purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information, see the sections of the GMF Worldwide Leaders Prospectus entitled "Buying, Selling and Exchanging Fund Shares - Redemption Fees" and "Buying, Selling and Exchanging Fund Shares - Excessive Exchange Activity."

/5/ This fee is deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase and retained by the MF Global Opportunities Fund. In addition, $10 will be deducted from redemption proceeds sent by wire or overnight courier. For more information, see the sections of the MF Class R Prospectus entitled "Buying, Selling and Exchanging Shares - Exchanging Shares" and "Buying, Selling and Exchanging Shares - Selling Shares."

/6/ Gartmore Global and the GMF Worldwide Leaders Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.40% for Class A shares through February 29, 2004. The GMF Worldwide Leaders Fund is authorized to reimburse Gartmore Global for management fees previously waived and/or for the cost of Other Expenses paid by Gartmore Global provided that any such reimbursement will not cause the GMF Worldwide Leaders Fund to exceed the expense limitation then in effect. If the Reorganization for the MF Global Opportunities Fund is completed, such limit will decrease to 1.34% for Class A shares and will be extended to at least February 28, 2005.

/7/ Pursuant to the terms of the interim investment advisory agreement, Gartmore Global has agreed to limit operating expenses (excluding any taxes, interest, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, front-end sales charges, CDSCs, expenses incurred in connection with any other merger or reorganization or extraordinary expenses such as litigation) to 1.90%. The proposed new investment advisory agreement has a similar provision.

/8/ The expense waivers of the GMF Worldwide Leaders Fund and the MF Global Opportunities Fund differ in that the waiver for the MF Global Opportunities Fund includes the shareholder servicing fee while the waiver for the GMF Worldwide Leaders Fund does not include the administrative services fee for the Fund. For more information concerning such shareholder servicing/administrative services fees, please see the section entitled "Other Service Providers".

    GMF WORLDWIDE LEADERS FUND (CLASS A) / MF GLOBAL FOCUS FUND (CLASS A AND
                                    CLASS R)

     This table describes the fees and expenses of the Class A shares of the GMF Worldwide Leaders Fund, as well as pro forma fees and expenses of the Class A shares of the GMF Worldwide Leaders Fund after giving effect to the Reorganization*, and of the Class A and Class R shares of the MF Global Focus Fund, each for the 12-month period ended October 31, 2002.

                                                                        MF Global                         GMF Worldwide
                                                      GMF Worldwide    Focus Fund   MF Global Focus   Leaders Fund (Class A
                                                      Leaders Fund      (Class A    Fund (Class R      Shares) Pro Forma
                                                    (Class A Shares)     Shares)      Shares)         Estimated Combined*
                                                    ----------------   ----------   ---------------   ---------------------
Shareholder Fees /1/
   Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) imposed on
   purchases (as a percentage of offering
   price)                                               5.75%/2/        5.75%/2/      None                   5.75%/2/
                                                        ----            ----          ----                   ----
Maximum Deferred Sales Charge (Load) imposed
   on redemptions as a percentage of original
   purchase price or sale proceeds, as
   applicable)                                          None/3/         None/4/       None                   None/3/
                                                        ----            ----          ----                   ----
Redemption/Exchange Fee (as a percentage of
   amount redeemed or exchanged)                        2.00%/5/        None/6/       2.00%/6/,/7/           2.00%/5/
                                                        ----            ----          ----                   ----
Annual Fund Operating Expenses
   Expenses That are Deducted From Fund Assets
   (as a percentage of average net assets)

Management Fee                                          1.00%           1.25%         1.25%                  1.00%
                                                        ----            ----          ----                   ----
Distribution and/or Service (12b-1) Fee                 0.25%           0.25%         None                   0.25%
                                                        ----            ----          ----                   ----
Other Expenses                                          1.14%           1.73%         1.73%                  0.46%
                                                        ----            ----          ----                   ----

Total Annual Fund Operating Expenses                    2.39%           3.23%         2.98%                  1.71%
                                                        ----            ----          ----                   ----
Total Waivers/Reimbursements of Fund Expenses/10/       0.74%/8/        1.63%/9/      1.18%/9/               0.11%/8/
                                                        ----            ----          ----                   ----
Total Annual Fund Operating Expenses (After
   Waivers/Reimbursements)                              1.65%/8/        1.60%/9/      1.80%/9/               1.60%/8/
                                                        ----            ----          ----                   ----

----------
* These pro forma fees and expenses do not give effect to the proposed Reorganization of the MF Global Opportunities Fund with and into the GMF Worldwide Leaders Fund.

/1/ If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

/2/ As the amount of your investment increases (generally purchases of $50,000 or more), the sales charge imposed on the purchase of Class A shares decreases. For more information, see the section of the GMF Worldwide Leaders Fund Prospectus entitled "Buying, Selling and Exchanging Fund Shares - Buying Shares - Class A and Class C sales charges" and the section of the MF Multi-Class Prospectus entitled "Other Account Information - Sales Charges."

/3/ A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finders fee was paid. For more information, see the section of the GMF Worldwide Leaders Fund Prospectus entitled "Buying, Selling and Exchanging Fund Shares - Selling Shares - Contingent deferred sales charge (CDSC) on Class A, Class B and Class C Shares."

/4/ A CDSC of 1% applies to certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge. For more information, see the section of the MF Multi-Class Prospectus entitled "Other Account Information - Sales Charges."

/5/ A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares received in connection with the Reorganization or purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information, see the sections of the GMF Worldwide Leaders Fund Prospectus entitled "Buying, Selling and Exchanging Fund Shares - Redemption Fees" and "Buying, Selling and Exchanging Fund Shares - Excessive Exchange Activity."

/6/ $10 will be deducted from redemption proceeds sent by wire or overnight courier.

/7/ This fee is deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase and retained by the MF Global Focus Fund. If the Reorganization for the MF Global Focus Fund is approved, Class A shares of the GMF Worldwide Leaders Fund received by Class R shareholders will not be subject to this redemption fee. Such shareholders will be subject to the fee with respect to any new purchases of shares of the GMF Worldwide

     Leaders Fund following the Reorganization. For more information, see the sections of the MF Class R Prospectus entitled "Buying, Selling and Exchanging Shares - Exchanging Shares" and "Buying, Selling and Exchanging Shares - Selling Shares."

/8/ Gartmore Global and the GMF Worldwide Leaders Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.40% for Class A shares through February 29, 2004. The GMF Worldwide Leaders Fund is authorized to reimburse Gartmore Global for management fees previously waived and/or for the cost of Other Expenses paid by Gartmore Global provided that any such reimbursement will not cause Class A shares of the GMF Worldwide Leaders Fund to exceed the expense limitation then in effect. If the Reorganization for the MF Global Focus Fund is completed, such limit will decrease to 1.34% for Class A shares and will be extended to at least February 28, 2005.

/9/ Pursuant to the terms of the interim investment advisory agreement, Gartmore Global has agreed to limit operating expenses (excluding any taxes, interest, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, front-end sales charges or CDSCs, expenses incurred in connection with any other merger or reorganization or extraordinary expenses such as litigation) to 1.35% for Class A shares and 1.80% Class R shares. The proposed new investment advisory agreement has a similar provision.

/10/ The expense waivers of the GMF Worldwide Leaders Fund and the MF Global
     Focus Fund differ in that the waiver for the MF Global Focus Fund includes the shareholder servicing fee while the waiver calculation for the GMF Worldwide Leaders Fund does not include the administrative services fee for the Fund. For more information concerning such shareholder servicing/administrative services fees, please see the sections entitled "Other Service Providers" below.

   GMF WORLDWIDE LEADERS FUND (CLASS A) / MF GLOBAL OPPORTUNITIES FUND (CLASS
                 R), MF GLOBAL FOCUS FUND (CLASS A AND CLASS R)

     This table describes the fees and expenses of the Class A shares of the GMF Worldwide Leaders Fund, as well as pro forma fees and expenses of the Class A shares of the GMF Worldwide Leaders Fund after giving effect to the Reorganizations*, and of the Class R shares of the MF Global Opportunities Fund and the Class A and Class R shares of the MF Global Focus Fund, each for the 12-month period ended October 31, 2002.

                                                                                                                   GMF Worldwide
                                                    GMF Worldwide     MF Global      MF Global    MF Global         Leaders Fund
                                                    Leaders Fund    Opportunities   Focus Fund   Focus Fund       (Class A Shares)
                                                      (Class A      Fund (Class R   (Class A      (Class R       Pro Forma Estimated
                                                      Shares)         Shares)        Shares)       Shares)           Combined*
                                                    -------------   -------------   ----------   -------------   -------------------
Shareholder Fees
Fees Paid Directly From Your Investment/1/

Maximum Sales Charge (Load) imposed on
   purchases (as a percentage of offering
   price)                                              5.75%/2/        None          5.75%/2/     None                5.75%/2/
                                                       ----            ----          ----         ----                ----
Maximum Deferred Sales Charge (Load)
   imposed on redemptions as a percentage of
   original purchase price or sale proceeds,
   as applicable)                                      None/3/         None          None/4/      None                None/3/
                                                       ----            ----          ----         ----                ----
Redemption/Exchange Fee (as a percentage of
   amount redeemed or exchanged)                       2.00%/5/        2.00%/6/      None/7/      2.00%/6/,/7/        2.00%/5/
                                                       ----            ----          ----         ----                ----
Annual Fund Operating Expenses
   Expenses That are Deducted From Fund Assets
   (as a percentage of average net assets)

Management Fee                                         1.00%           1.25%         1.25%        1.25%               1.00%
                                                       ----            ----          ----         ----                ----
Distribution and/or Service (12b-1) Fee                0.25%           None          0.25%        None                0.25%
                                                       ----            ----          ----         ----                ----
Other Expenses                                         1.14%           1.60%         1.73%        1.73%               0.31%
                                                       ----            ----          ----         ----                ----
Total Annual Fund Operating Expenses                   2.39%           2.85%         3.23%        2.98%               1.56%
                                                       ----            ----          ----         ----                ----

Total Waivers/Reimbursements of Fund Expenses/11/      0.74%/8/        0.95%/9/      1.63%/10/    1.18%/10/           0.00%/8/
                                                       ----            ----          ----         ----                ----
Total Annual Fund Operating Expenses (After
   Waivers/Reimbursements)                             1.65%/8/        1.90%/9/      1.60%/10/    1.80%/10/           1.56%/8/
                                                       ----            ----          ----         ----                ----

----------
* These pro forma fees and expenses give effect to the proposed Reorganization of both the MF Global Opportunities and MF Global Focus Funds with and into the GMF Worldwide Leaders Fund to give shareholders an idea of how expenses of the GMF Worldwide Leaders Fund will be affected if both Reorganizations are approved.

/1/ If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

/2/ As the amount of your investment increases (generally purchases of $50,000 or more), the sales charge imposed on the purchase of Class A shares decreases. For more information, see the section of the GMF Worldwide Leaders Fund Prospectus entitled "Buying, Selling and Exchanging Fund Shares - Buying Shares - Class A and Class C sales charges" and the section of the MF Multi-Class Prospectus entitled "Other Account Information - Sales Charges."

/3/ A CDSC of up to 1% may be imposed on certain redemptions of Class A shares purchased without a sales charge and for which a finders fee was paid. For more information, see the section of the GMF Worldwide Leaders Fund Prospectus entitled "Buying, Selling and Exchanging Fund Shares - Selling Shares - Contingent deferred sales charge (CDSC) on Class A, Class B and Class C Shares."

/4/ A CDSC of 1% applies to certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge. For more information, see the section of the MF Multi-Class Prospectus entitled "Other Account Information - Sales Charges."

/5/ A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares received in connection with the Reorganization or purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information, see the sections of the GMF Worldwide Leaders Fund Prospectus entitled "Buying, Selling and Exchanging Fund Shares - Redemption Fees" and "Buying, Selling and Exchanging Fund Shares - Excessive Exchange Activity."

/6/ This fee is deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase and retained by the Fund. If the Reorganization for the Fund is approved, Class A shares of the GMF Worldwide Leaders Fund received by Class R shareholders will not be subject to this redemption fee. Such shareholders will be subject to the fee with respect to any new purchases of shares of the GMF Worldwide Leaders Fund following the Reorganization. For more information, see the sections of the MF Class R Prospectus entitled "Buying, Selling and Exchanging Shares - Exchanging Shares" and "Buying, Selling and Exchanging Shares - Selling Shares."

/7/ $10 will be deducted from redemption proceeds sent by wire or overnight courier.

/8/ Gartmore Global and the GMF Worldwide Leaders Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.40% for Class A shares through February 29, 2004. The GMF Worldwide Leaders Fund is authorized to reimburse Gartmore Global for management fees previously waived and/or for the cost of Other Expenses paid by Gartmore Global provided that any such reimbursement will not cause Class A shares of the GMF Worldwide Leaders Fund to exceed the expense limitation then in effect. If the Reorganization for the MF Global Focus Fund and for the MF Global Opportunities Fund is completed, such waiver will decrease to 1.34% for Class A shares and will be extended to at least February 28, 2005.

/9/ Pursuant to the terms of the interim investment advisory agreement, Gartmore Global has agreed to limit operating expenses (excluding any taxes, interest, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, front-end sales charges, CDSCs, expenses incurred in connection with any other merger or reorganization or extraordinary expenses such as litigation) to 1.90%. The proposed new investment advisory agreement has a similar provision.

/10/ Pursuant to the terms of the interim investment advisory agreement, Gartmore Global has agreed to limit operating expenses (excluding any taxes, interest, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, front-end sales charges or CDSCs, expenses incurred in connection with any other merger or reorganization or extraordinary expenses such as litigation) to 1.35% for Class A shares and 1.80% Class R shares. The proposed new investment advisory agreement has a similar provision.

/11/ The expense waivers of the GMF Worldwide Leaders Fund and the MF Global
     Opportunities Fund and MF Global Focus Fund differ in that the waivers for the MF Global Focus Fund and the MF Global Opportunities Fund include the shareholder servicing fee while the waiver calculation for the GMF Worldwide Leaders Fund does not include the administrative services fee for the Fund. For more information concerning such shareholder servicing/administrative services fees, please see the sections entitled "Other Service Providers" below.

    GMF LONG-SHORT FUND (CLASS A) / MF LONG-SHORT FUND (CLASS A AND CLASS R)

     This table describes the fees and expenses of the Class A shares of the GMF Long-Short Fund, as well as pro forma fees and expenses of the Class A shares of the GMF Long-Short Fund after giving effect to the Reorganization, and of the Class A and Class R shares of the MF Long-Short Fund, each for the 12-month period ended October 31, 2002.


                                                    GMF Long-Short   MF Long-Short   MF Long-Short     GMF Long-Short Fund
                                                     Fund (Class     Fund (Class A    Fund (Class     (Class  A Shares) Pro
                                                      A Shares)         Shares)        R Shares)     Forma Estimated Combined
                                                    --------------   -------------   -------------   ------------------------
Shareholder Fees/1/
Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) imposed on
   purchases (as a percentage of offering
   price)                                                5.75%/2/       5.75%/2/      None                   5.75%/2/
                                                         ----           ----          ----                   ----
Maximum Deferred Sales Charge (Load)
   imposed on redemptions as a percentage of
   original purchase price or sale proceeds,
   as applicable)                                        None/3/        None/4/       None                   None/3/
                                                         ----           ----          ----                   ----
Redemption/Exchange Fee (as a percentage of
   amount redeemed or exchanged)                         2.00%/5/       None/6/       2.00%/6/,/7/           2.00%/6/
                                                         ----           ----          ----                   ----
Annual Fund Operating Expenses
   Expenses That are Deducted From Fund Assets
   (as a percentage of average net assets)

Management Fee                                           1.50%          1.50%         1.50%                  1.50%
                                                         ----           ----          ----                   ----
Distribution and/or Service (12b-1) Fee                  0.25%          0.25%         None                   0.25%
                                                         ----           ----          ----                   ----
Other Expenses                                           0.45%/8/       1.14%         1.14%                  0.45%
                                                         ----           ----          ----                   ----
Total Annual Fund Operating Expenses                     2.20%          2.89%         2.64%                  2.20%
                                                         ----           ----          ----                   ----

Total Waivers/Reimbursements of Fund Expenses/10/        0.00%/9/       0.29%/10/     0.04%/10/              0.00%/9/
                                                         ----           ----          ----                   ----
Total Annual Fund Operating Expenses (After
   Waivers/Reimbursements)                               2.20%/9/       2.60%/10/     2.60%/10/              2.20%
                                                         ----           ----          ----                   ----

----------
/1/ If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

/2/ As the amount of your investment increases (generally purchases of $50,000 or more), the sales charge imposed on the purchase of Class A shares decreases. For more information, see the section of the GMF Long-Short Fund Prospectus entitled "Buying, Selling and Exchanging Fund Shares - Buying Shares - Class A and Class C sales charges" and the section of the MF Multi-Class Prospectus entitled "Other Account Information - Sales Charges."

/3/ A CDSC of up to 1.00% may be imposed on certain redemptions of Class A shares purchased without a sales charge. For more information, see the section of the GMF Long-Short Fund Prospectus entitled "Buying, Selling and Exchanging Fund Shares - Selling Shares - Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C Shares."

/4/ A CDSC of 1% may apply to certain redemptions made within 12 months following purchases of $1 million or more made without a sales charge. For more information, see the section of the MF Multi-Class Prospectus entitled "Other Account Information - Sales Charges."

/5/ A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares received in connection with the Reorganization or purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information, see the sections of the GMF Long-Short Fund Prospectus entitled "Buying, Selling and Exchanging Fund Shares - Redemption Fees" and "Buying, Selling and Exchanging Fund Shares - Excessive Exchange Activity."

/6/ $10 will be deducted from redemption proceeds sent by wire or overnight courier.

/7/ This fee is deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase and retained by the MF Long-Short Fund. For more information, see the sections of the MF Class R Prospectus entitled "Buying, Selling and Exchanging Shares - Exchanging Shares" and "Buying, Selling and Exchanging Shares - Selling Shares."

/8/ As a new fund, the GMF Long-Short Fund has no prior history of investment operations; accordingly, these "Other Expenses" are estimates for its first fiscal period ending October 31, 2003.

/9/ Gartmore-U.S. and the GMF Long-Short Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.95% for Class A shares through February 28, 2005. The GMF Long-Short Fund is authorized to reimburse Gartmore-U.S. for management fees previously waived and/or for the cost of Other Expenses paid by Gartmore-U.S. provided that any such reimbursement will not cause the GMF Long-Short Fund to exceed the then current expense limitation.

/10/ Pursuant to the terms of the interim investment advisory agreement, Gartmore-U.S. has agreed to limit operating expenses (excluding any taxes, interest, brokerage commissions, short sale [dividend] expenses, Rule 12b-1 fees, front-end sales charges or CDSCs, expenses incurred in connection with any other merger or reorganization or extraordinary expenses such as litigation) to 2.35% for Class A and Class R shares. The proposed new investment advisory agreement has a similar provision.

/11/ The expense waivers of the GMF Long-Short Fund and the MF Long-Short Fund differ in that the waiver for the MF Long-Short Fund includes the shareholder servicing fee while the waiver calculation for the GMF Long-Short Fund does not include the administrative services fee for the Fund. For more information concerning such shareholder servicing/administrative services fees, please see the section entitled "Other Service Providers" below.

          GMF LONG-SHORT FUND (CLASS B) / MF LONG-SHORT FUND (CLASS B)

     This table describes the fees and expenses of the Class B shares of the GMF Long-Short Fund, as well as pro forma fees and expenses of the Class B shares of the GMF Long-Short Fund after giving effect to the Reorganization, and of the Class B shares of the MF Long-Short Fund, each for the 12 month period ended October 31, 2002.

-------------------------------------------------------------------------------------------------------------------
                                                   GMF Long-Short                        GMF Long-Short Fund (Class
                                                   Fund (Class B    MF Long-Short Fund      B Shares) Pro Forma
                                                      Shares)       (Class B Shares)        Estimated Combined
-------------------------------------------------------------------------------------------------------------------
Shareholder Fees /1/
Fees Paid Directly From Your Investment
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on
   purchases (as a percentage of offering
   price)                                               None               None                     None
-------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) imposed
   on redemptions (as a percentage of original
   purchase price or sale proceeds, as
   applicable)                                          5.00%/2/           5.00%/2/                 5.00%/2/
-------------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of
   amount redeemed or exchanged)                        2.00%/3/           None/4/                  2.00%/3/
-------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
Expenses That are Deducted From Fund Assets
   (as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------------------
Management Fee                                          1.50%              1.50%                    1.50%
-------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fee                 1.00%              0.75%                    1.00%
-------------------------------------------------------------------------------------------------------------------
Other Expenses                                          0.30%/5/           1.39%                    0.30%
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                    2.80%              3.64%                    2.80%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Total Waivers/Reimbursements of Fund Expenses/8/        0.00%/6/           0.29%/7/                 0.00%/6/
-------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (After
   Waivers/Reimbursements)                              2.80%/6/           3.35%/7/                 2.80%/6/
-------------------------------------------------------------------------------------------------------------------

----------
/1/ If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

/2/ A CDSC ranging from 5% to 1% is charged when you sell class B shares within the first six years of purchase. Class B shares of the GMF Long-Short Fund are converted to Class A shares after you have held them for seven years. Class B shares of the MF Long-Short Fund are converted to Class A shares after you have held them for eight years. For more information, see the section of the GMF Long-Short Fund Prospectus entitled "Buying, Selling and Exchanging Fund Shares - Selling Shares - Contingent deferred sales charge
     (CDSC) on Class A, Class B and Class C Shares" and the section of the MF Long-Short Fund Prospectus entitled "Other Account Information - Sales Charges."

/3/ A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares received in connection with the Reorganization or purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information, see the sections of the GMF Long-Short Fund Prospectus entitled "Buying, Selling and Exchanging Fund Shares - Redemption Fees" and "Buying, Selling and Exchanging Fund Shares - Excessive Exchange Activity."

/4/ $10 will be deducted from redemption proceeds sent by wire or overnight courier.

/5/ As a new fund, the GMF Long-Short Fund has no prior history of investment operations; accordingly, these "Other Expenses" are estimates for its first fiscal period ending October 31, 2003.

/6/ Gartmore-U.S. and the GMF Long-Short Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.95% for Class B shares through February 28, 2005. The GMF Long-Short Fund is authorized to reimburse Gartmore-U.S. for management fees previously waived and/or for the cost of Other Expenses paid by Gartmore-U.S. provided that any such reimbursement will not cause the GMF Long-Short Fund to exceed the then current expense limitation.

/7/ Pursuant to the terms of the interim investment advisory agreement, Gartmore-U.S. has agreed to limit operating expenses (excluding any taxes, interest, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, front-end sales charges or CDSCs, expenses incurred in connection with any other merger or reorganization or extraordinary expenses such as litigation) to 2.60% for Class B shares. The proposed new investment advisory agreement has a similar provision.

/8/ The expense waivers of the GMF Long-Short Fund and the MF Long-Short Fund differ in that the waiver for the MF Long-Short Fund includes the shareholder servicing fee while the waiver calculation for the GMF Long-Short Fund does not include the administrative services fee for the Fund. For more information concerning such shareholder servicing/administrative services fees, please see the section entitled "Other Service Providers" below.

          GMF LONG-SHORT FUND (CLASS C) / MF LONG-SHORT FUND (CLASS C)

     This table describes the fees and expenses of the Class C shares of the GMF Long-Short Fund, as well as pro forma fees and expenses of the Class C shares of the GMF Long-Short Fund after giving effect to the Reorganization, and of the Class C shares of the MF Long-Short Fund, each for the 12 month period ended October 31, 2002.

-----------------------------------------------------------------------------------------------------------------
                                                   GMF Long-Short                           GMF Long-Short Fund
                                                   Fund (Class C    MF Long-Short Fund     (Class C Shares) Pro
                                                      Shares)       (Class C Shares)     Forma Estimated Combined
-----------------------------------------------------------------------------------------------------------------
Shareholder Fees/1/
Fees Paid Directly From Your Investment
-----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on purchases
   (as a percentage of offering price)                  1.00%              None                   1.00%
-----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) imposed in
   redemptions as a percentage of original
   purchase price or sale proceeds, as
   applicable                                           1.00%/2/           1.00%/2/               1.00%/2/
-----------------------------------------------------------------------------------------------------------------
Redemption/Exchange Fee (as a percentage of
   amount redeemed or exchanged)                        2.00%/3/           None/4/                2.00%/3/
-----------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
   Expenses That are Deducted From Fund Assets
   (as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------
Management Fee                                          1.50%              1.50%                  1.50%
-----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fee                 1.00%              0.75%                  1.00%
-----------------------------------------------------------------------------------------------------------------
Other Expenses                                          0.30%/5/           1.39%                  0.30%
-----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                    2.80%              3.64%                  2.80%
-----------------------------------------------------------------------------------------------------------------
Total Waivers/Reimbursements of Fund Expenses/8/        0.00%/6/           0.29%/7/               0.00%/6/
-----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (After
   Waivers/Reimbursements)                              2.80%/6/           3.35%/7/               2.80%/6/
-----------------------------------------------------------------------------------------------------------------

----------
/1/ If you buy and sell shares through a broker or other financial intermediary, they may also charge you a separate transaction fee.

/2/ A CDSC of 1% is charged when you sell Class C shares within the first year after purchase. For more information, see the section of the GMF Long-Short Fund Prospectus entitled "Buying, Selling and Exchanging Fund Shares - Selling Shares - Contingent deferred sales charge (CDSC) on Class A, Class B and Class C Shares" and the section of the MF Long-Short Fund entitled "Other Account Information - Sales Charges."

/3/ A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged within 90 days after the date they were acquired. This fee does not apply to shares received in connection with the Reorganization or purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information, see the sections of the GMF Long-Short Fund Prospectus entitled "Buying, Selling and Exchanging Fund Shares - Redemption Fees" and "Buying, Selling and Exchanging Fund Shares - Excessive Exchange Activity."

/4/ $10 will be deducted from redemption proceeds sent by wire or overnight courier.

/5/ As a new fund, the GMF Long-Short Fund has no prior history of investment operations; accordingly, these "Other Expenses" are estimates for its first fiscal period ending October 31, 2003.

/6/ Gartmore-U.S. and the GMF Long-Short Fund have entered into a written contract limiting operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeding 1.95% for Class C shares through February 28, 2005. The GMF Long-Short Fund is authorized to reimburse Gartmore-U.S. for management fees previously waived and/or for the cost of Other Expenses paid by Gartmore-U.S. provided that any such reimbursement will not cause the GMF Long-Short Fund to exceed the then current expense limitation.

/7/ Pursuant to the terms of the interim advisory agreement, Gartmore-U.S. has agreed to limit operating expenses (excluding any taxes, interest, brokerage commissions, short sale dividend expenses, Rule 12b-1 fees, front-end sales charges or CDSCs, expenses incurred in connection with any other merger or reorganization or extraordinary expenses such as litigation) to 2.60% for Class C shares. The proposed new investment advisory agreement has a similar provision.

/8/ The expense waivers of the GMF Long-Short Fund and the MF Long-Short Fund differ in that the waiver for the MF Long-Short Fund includes the shareholder servicing fee while the waiver calculation for the GMF Long-Short Fund does not include the administrative services fee for the Fund. For more information concerning such shareholder servicing/administrative services fees, please see the section entitled "Other Service Providers" below.

     Comparative Expense Examples

     The following comparative expense examples are intended to help you compare the cost of investing in the Acquired Fund whose shares you currently own with the cost of investing in the corresponding class of the GMF Acquiring Fund into which your Acquired Fund is proposed to be reorganized. The comparative expense example for each separate Acquired Fund and its corresponding GMF Acquiring Fund assumes that you invest $10,000 in each such Acquired Fund or GMF Acquiring Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Each Pro Forma Combined Example assumes that you invest $10,000 in shares of the GMF Acquiring Fund assuming the Reorganization had been completed with its corresponding Acquired Fund. The examples assume the fees and expenses set forth in the preceding Fee Tables and that your investment has a 5% return each year.

     Each One Year period shown below for each of the GMF Acquiring Funds and the Acquired Fund and each Pro Forma Combined Example assumes operating expenses to be after waivers and reimbursements as presented in the preceding Fee Tables. The calculations for the Three, Five and Ten Year periods shown below assume operating expenses before waivers and reimbursements as reflected in the preceding Fee Tables. Although your costs may be higher or lower, based on these assumptions your costs would be:

                                                          One Year   Three Years   Five Years   Ten Years
                                                          --------   -----------   ----------   ---------
MF Global Opportunities Fund (Class R)                      $193        $  793       $1,420       $3,108
GMF Worldwide Leaders Fund (Class A)                        $733/1/     $1,211       $1,714       $3,091
Pro Forma Combined GMF Worldwide                            $728        $1,079       $1,452       $2,498
Leaders Fund (Class A)

                                                          One Year   Three Years   Five Years   Ten Years
                                                          --------   -----------   ----------   ---------
MF Global Focus Fund (Class A)                              $728        $1,369       $2,033       $3,797
GMF Worldwide Leaders Fund (Class A)                        $733/1/     $1,211       $1,714       $3,091
Pro Forma Combined GMF Worldwide Leaders                    $728        $1,075       $1,444       $2,479
Fund (Class A)

                                                          One Year   Three Years   Five Years   Ten Years
                                                          --------   -----------   ----------   ---------
MF Global Focus Fund (Class R)                              $183        $  810       $1,464       $3,216
GMF Worldwide Leaders Fund (Class A)                        $733/1/     $1,211       $1,714       $3,091
Pro Forma Combined GMF Worldwide Leaders                    $728        $1,075       $1,444       $2,479
Fund (Class A)

                                                          One Year   Three Years   Five Years   Ten Years
                                                          --------   -----------   ----------   ---------
MF Long-Short Fund (Class A)                                $823        $1,393       $1,987       $3,585
GMF Long-Short Fund (Class A)                               $785/1/     $1,224       $1,687       $2,963
Pro Forma Combined GMF Long-Short                           $785        $1,224         N/A*         N/A*
Fund (Class A)

                                                          One Year   Three Years   Five Years   Ten Years
                                                          --------   -----------   ----------   ---------

MF Long-Short Fund (Class R)                                $238        $  844       $1,476       $3,176
GMF Long-Short Fund (Class A)                               $785        $1,224       $1,687       $2,963
Pro Forma Combined GMF Long-Short
Fund (Class A)                                              $785        $1,224         N/A*         N/A*

                                                          One Year   Three Years   Five Years   Ten Years
                                                          --------   -----------   ----------   ---------
MF Long-Short Fund (Class B)                                $838        $1,388       $2,059       $3,714
GMF Long-Short Fund (Class B)                               $783        $1,168         N/A*         N/A*
Pro Forma Combined GMF Long-Short
Fund (Class B)                                              $783        $1,168       $1,679       $2,919

                                                          One Year   Three Years   Five Years   Ten Years
                                                          --------   -----------   ----------   ---------
MF Long-Short Fund (Class C)                                $338        $1,088       $1,859       $3,879
GMF Long-Short Fund (Class C)                               $481        $  959         N/A*         N/A*
Pro Forma Combined GMF Long-Short                           $481        $  959       $1,564       $3,197
Fund (Class C)

You would pay the following expenses on the same investment if you did not sell your shares:/2/

                                                          One Year   Three Years   Five Years   Ten Years
                                                          --------   -----------   ----------   ---------
MF Long-Short Fund (Class B)                                $338        $1,088       $1,859       $3,714
GMF Long-Short Fund (Class B)                               $283        $  868         N/A*         N/A*
Pro Forma Combined GMF Long-Short                           $283        $  868       $1,479       $2,919
Fund (Class B)

                                                          One Year   Three Years   Five Years   Ten Years
                                                          --------   -----------   ----------   ---------
MF Long-Short Fund (Class C)                                $338        $1,088       $1,859       $3,879
GMF Long-Short Fund (Class C)                               $380        $  959         N/A*         N/A*
Pro Forma Combined GMF Long-Short                           $380        $  959       $1,564       $3,197
Fund (Class C)

* As a new fund, this Fund is only required to provide examples for the One Year and Three Year periods.
/1/  Assumes that a CDSC will not apply.
/2/ Expenses paid on the same investment in Class A and Class R shares do not change whether or not you sell your shares.

     Comparative Performance Information

     The table below provides total return performance information for periods ended October 31, 2002. Past performance is not a guarantee of future results, and it is not possible to predict whether or not performance of the GMF Acquiring Funds will be affected by the Reorganizations.

           Acquired Fund/
          GMF Acquiring Fund              Average Annual Total Return For Periods Ended October 31, 2002
                                          --------------------------------------------------------------
                                                                                       Since
                                                     1 year    3 years    5 years    Inception
                                                     ------    -------    -------    ---------

MF Opportunities Fund (Class R)/1/                   (22.08%)   (23.45%)    (6.27%)       2.14%
GMF Worldwide Leaders Fund (Class A)/2/              (12.14%)    N/A         N/A        (24.08%)

MF Global Focus Fund (Class A)/3/                    (24.88%)   (25.26%)   (12.70%)      (6.59%)
MF Global Focus Fund (Class R)/3/                    (24.85%)   (25.17%)   (12.46%)      (0.78%)
GMF Worldwide Leaders Fund (Class A)/2/              (12.14%)    N/A         N/A        (24.08%)

MF Long-Short Fund (Class A)/4/                      (10.41%)    N/A         N/A        (10.41%)
MF Long-Short Fund (Class R)/5/                      (10.23%)   (10.12%)     N/A         12.73%
GMF Long-Short Fund (Class A)                           *         *           *            *

MF Long-Short Fund (Class B)/6/                      (10.50%)    N/A         N/A        (10.50%)
GMF Long-Short Fund (Class B)                           *         *           *            *

MF Long-Short Fund (Class C)/5/                      (11.16%)    N/A         N/A        (10.16%)
GMF Long-Short Fund (Class C)                           *         *           *            *

----------
* Because the GMF Long-Short Fund was recently organized for the purpose of continuing the investment operations of the MF Long-Short Fund, GMF Long-Short Fund will assume the performance history of the MF Long-Short Fund if the Reorganization is completed.
/1/ The MF Global Opportunities Fund commenced operations on June 30, 1998. /2/ The GMF Worldwide Leaders Fund commenced operations on August 30, 2002. /3/ The MF Global Focus Fund commenced operations on December 16, 1996.
/4/ The MF Long-Short Fund Class A shares commenced operations on October 31, 1997.
/5/ The MF Long-Short Fund Class R and Class C shares commenced operations on December 31, 1997.
/4/ The MF Long-Short Fund Class B shares commenced operations on October 31, 1997.

     For further information about the performance of the Acquired Funds, including information about how each Acquired Fund performed relative to its benchmark, please see the Montgomery Funds' Annual and Semi-Annual Reports to Shareholders, which you may request as explained on page [ ] of this Prospectus/Proxy Statement. For further information about the performance of the GMF Worldwide Leaders Fund, including information about how the GMF Worldwide Leaders Fund performed relative to its benchmark, please see Exhibit B to this Prospectus/Proxy Statement and the section entitled "Performance" in the GMF Worldwide Leaders Fund Prospectus. As noted earlier, the GMF Long-Short Fund is a newly created fund and has no performance history.

     Comparison of Investment Objectives, Policies, Strategies, and Principal Risks of the Acquired Funds and the corresponding GMF Acquiring Funds

     This section contains tables comparing the investment objectives, policies, strategies and principal risks of investing in each Acquired Fund and its corresponding GMF Acquiring Fund. The discussion of the differences between the Acquired Funds and their corresponding GMF Acquiring Funds is reflected in italics. For a more complete discussion of the principal risks of investing in the Acquired Funds and the GMF Acquiring Funds, please see "Risks of an Investment in One or More of the Funds" below.

     The investment objectives for each Acquired Fund and its corresponding GMF Acquiring Fund are "non-fundamental." This means that the respective Boards of the Montgomery Funds and Gartmore Funds may change the investment objectives without shareholder approval.

     In addition to the policies and strategies set forth below, each GMF Acquiring Fund and each Acquired Fund is also subject to certain additional investment policies and limitations, which are described in the Gartmore Funds Prospectuses and SAI and the MF Prospectuses and SAI, respectively. The Gartmore Funds Prospectuses and SAI and MF Prospectuses and SAI, all of which are incorporated herein by reference thereto, together set forth additional information about the investment objectives, policies, strategies and limitations of each GMF Acquiring Fund and the corresponding Acquired Fund.

                                Acquired Funds                                   GMF Acquiring Fund
--------------------------------------------------------------------------------------------------------------
   MF Global Opportunities Fund              MF Global Focus Fund             GMF Worldwide Leaders Fund
--------------------------------------------------------------------------------------------------------------
Investment Objective:                Investment Objective:                 Investment Objective:

Long-term capital appreciation.      Long-term capital appreciation.       Long-term capital growth.

The investment objective of the MF   The investment objective of the MF
Global Opportunities Fund is the     Global Focus Fund is the same as
same as the investment objective     the investment objective of the GMF
of the GMF Worldwide Leaders Fund.   Worldwide Leaders Fund.
--------------------------------------------------------------------------------------------------------------
Principal Investments:               Principal Investments:                Principal Investments:

Under normal conditions, the MF      Under normal conditions, the MF       Under normal conditions, the GMF
Global Opportunities Fund invests    Global Focus Fund invests at least    Worldwide Leaders Fund invests
primarily in the stocks of           80% of its net assets by              at least 80% of its net assets
companies of any size throughout     concentrating its investments in      in equity securities of
the world. The MF Global             the stocks of 20 to 40 companies in   companies throughout the world,
Opportunities Fund invests in at     the U.S. and abroad.                  including the U.S. Under normal
least three different countries,                                           conditions, the GMF Worldwide
one of which may be the United       The principal investments of the MF   Leaders Fund will be invested in
States.                              Global Focus Fund are substantially   at least three different
                                     the same as the principal             countries. The GMF World-Wide
The principal investments of the     investment strategy of the GMF        Leaders Fund will typically
MF Global Opportunities Fund are     Worldwide Leaders Fund.               focus its investments in
similar to the principal                                                   securities issued by

--------------------------------------------------------------------------------------------------------------
   MF Global Opportunities Fund              MF Global Focus Fund             GMF Worldwide Leaders Fund
--------------------------------------------------------------------------------------------------------------
investment strategy of the GMF                                             approximately 30 companies.
Worldwide Leaders Fund. However,
the GMF Worldwide Leaders Fund
requires that at least 80% of its
net assets be invested in equity
securities of companies throughout
the world while the MF Global
Opportunities Fund "primarily"
invests in such securities. In
addition, the GMF Worldwide
Leaders Fund invests in
substantially fewer issuers than
the MF Global Opportunities Fund.
--------------------------------------------------------------------------------------------------------------
Investment Style and Strategies:     Investment Style and Strategies:      Investment Style and Strategies:

Typically, the assets of the MF                                            GGP acts as subadviser to the
Global Opportunities Fund are        In identifying investment             GMF Worldwide Leaders Fund. GGP
invested in the United States and    opportunities, the MF Global Focus    is a growth stock adviser and
in the developed stock markets of    Fund may select companies in the      its investment philosophy rests
western Europe and Asia,             United States or in developed         on two fundamental principles:
particularly France, Germany,        foreign and emerging markets. The
Italy, Japan, the Netherlands and    MF Global Focus Fund will limit its   .    Growth investing can
the United Kingdom. With the         investment in any one country to no        produce superior returns
exception of the United States, no   more than 40% of its assets, or no         over the longer term, but
other country may represent more     more than two times the country's          consensus growth (or the
than 40% of the MF Global            percentage weighting in the MSCI           market's expectations for
Opportunities Fund's assets.         World Index, whichever is greater.         earnings forecasts) tends
                                     (The MSCI World Index measures the         to produce average returns.
The MF Global Opportunities Fund's   performance of selected stocks in          Therefore, GGP focuses on
portfolio manager seeks              22 developed countries.) The MF            identifying companies that
well-managed companies that he       Global Focus Fund's investments in         it believes offer earnings
believes will be able to increase    U.S. companies, however, are not           growth that exceed market
their corporate sales and earnings   subject to such limits.                    expectations; and
on a sustained basis. From these
potential investments, the           The MF Global Focus Fund's            .    GGP looks to sell
portfolio manager favors companies   portfolio manager seeks                    companies where there is
he considers to be under or          well-managed companies of any size         significant risk that
reasonably valued relative to        that he believes will be able to           earnings growth will not
their long-term prospects and        increase their corporate sales and         meet market expectations.
companies that he believes have a    earnings on a sustained basis. From
competitive advantage, offer         these potential investments, the      GGP chooses equity securities of
innovative products or services      portfolio manager favors companies    companies that it considers
and may profit from such trends as   that he considers under- or           "worldwide leaders." GGP
deregulation and privatization.      reasonably valued relative to their   classifies a "worldwide leader"
The MF Global Opportunities Fund     long-term prospects and companies     as a company located anywhere in
is managed in such a way that the    that he believes have a competitive   the world, including emerging
Fund's portfolio turnover rate may   advantage, offer innovative           markets, that is well positioned
be in excess of 100%.                products or services and may profit   to take advantage of growth
                                     from such trends as deregulation      opportunities in its industry.
                                     and privatization.                    The "worldwide leaders," in
                                                                           which the GMF Worldwide
                                     The MF Global Focus Fund is non-

--------------------------------------------------------------------------------------------------------------
    MF Global Opportunities Fund                MF Global Focus Fund           GMF Worldwide Leaders Fund
--------------------------------------------------------------------------------------------------------------
The GMF Worldwide Leaders Fund is    diversified, which means it may       Leaders Fund will invest, will
non-diversified, which means it      hold larger positions in a smaller    include equity securities of
may hold larger positions in a       number of issuers. The MF Global      companies that GGP believes offe
smaller number of issuers than the   Focus Fund typically invests in the   long-term, strategic growth
MF Global Opportunities Fund,        securities of as few as 20            opportunities because of their
which is diversified. The MF         companies worldwide. No more than     strong competitive advantage
Global Opportunities Fund            30% of the assets of the MF Global    within key growth segments and
approaches global investing by       Focus Fund may be invested in the     those of companies that GGP
using more of a blended approach,    stocks of companies based in the      believes offer short-term
selecting both value and growth      world's developing economies.         tactical opportunities based on
companies. The GMF Worldwide                                               current circumstances. GGP will
Leaders Fund, however, uses a        Additionally, the MF Global Focus     vary the combination of
single style discipline, focusing    Fund may concentrate up to 35% of     securities chosen based on
on growth investing.                 its total assets in the stocks of     market conditions and available
                                     communications companies worldwide,   opportunities. The types of
The GMF Worldwide Leaders Fund       including companies involved in       equity securities may include
does not limit the amount of an      telecommunications, broadcasting,     common stocks, preferred stocks,
investment in any one country        publishing and the Internet, among    equity interests in investment
while the MF Global Opportunities    other industries. The MF Global       funds or trusts, convertible
Fund limits an investment in any     Focus Fund is managed in such a way   securities, warrants, real
one country (other than the United   that the Fund's portfolio turnover    estate investment trust
States) to no more than 40% of its   rate may be in excess of 100%.        securities and depositary
assets.                                                                    receipts for any of the
                                                                           foregoing.
                                     The investment strategies of the MF
                                     Global Focus Fund are substantially   Because the GMF Worldwide
                                     similar to those of the GMF           Leaders Fund is non-diversified,
                                     Worldwide Leaders Fund. However,      it may invest a significant
                                     there are differences. The MF         portion of its assets in the
                                     Global Focus Fund approaches global   securities of a single issuer,
                                     investing by using a blended          or a small number of issuers.
                                     approach, selecting both value and
                                     growth companies. The GMF             GGP may also manage the GMF
                                     Worldwide Leaders Fund, however,      Worldwide Leaders Fund so that
                                     uses a single investment style that   it has a portfolio turnover rate
                                     focuses on growth investing. The      of 300% or more.
                                     GMF Worldwide Leaders Fund does not
                                     limit an investment in any one
                                     country while the MF Global Focus
                                     Fund limits an investment in any
                                     one country, except the U.S., to no
                                     more than 40% of its assets or to
                                     two times its benchmark weight,
                                     whichever is greater.

                                     In addition, the MF Global Focus
                                     Fund may invest up to 30% of its
                                     assets in stocks of companies based
                                     in the world's developing
                                     economies, while the GMF Worldwide
                                     Leaders Fund does not invest
                                     generally in developing economies.
                                     The MF Global Focus Fund may also
                                     concentrate up to 35% of its total
                                     assets in stocks of

--------------------------------------------------------------------------------------------------------------
   MF Global Opportunities Fund              MF Global Focus Fund           GMF Worldwide Leaders Fund
--------------------------------------------------------------------------------------------------------------
                                     communications companies worldwide,
                                     while the GMF Worldwide Leaders
                                     Fund may not so concentrate its
                                     investment.

                                     Although GMF Worldwide Leaders Fund
                                     may be managed in a manner that its
                                     portfolio turnover rate exceeds
                                     300%, the GMF Worldwide Leaders
                                     Fund's portfolio turnover rate has
                                     been significantly less than 300%
                                     over the last completed fiscal
                                     year. The MF Global Focus Fund had
                                     a portfolio turnover rate of 176%
                                     for fiscal year ended June 30,
                                     2002.

--------------------------------------------------------------------------------------------------------------
Principal Risks:                     Principal Risks:                      Principal Risks:

..    Foreign risk                    .    Foreign risk                     .    Foreign risk
..    Stock market risk               .    Stock market risk                .    Stock market risk
..    Emerging Markets risk           .    Non-diversified risk             .    Portfolio turnover risk
..    Portfolio turnover risk         .    Emerging markets risk            .    Non-diversified risk
                                     .    Concentration risk               .    Market trends risk
An increase or decrease in the       .    Portfolio turnover risk          .    Emerging Markets risk
value of an investment in a single
issuer may have a greater impact     An investment in the MF Global
on the GMF Worldwide Leaders Fund    Focus Fund may entail more risk to
than the MF Global Opportunities     the extent it invests a greater
Fund because the GMF Worldwide       portion of its assets in emerging
Leaders Fund is non-diversified.     markets or to the extent it
Therefore, the GMF Worldwide         concentrates its investments in a
Leaders Fund may be a riskier        particular industry.
investment.
--------------------------------------------------------------------------------------------------------------

Acquired Fund                                            GMF Acquiring Fund
--------------------------------------------------------------------------------------------------------------
                  MF Long-Short Fund                                     GMF Long-Short Fund
--------------------------------------------------------------------------------------------------------------
Investment Objective:                                    Investment Objective:

Long-term capital appreciation with a total return       Long-term capital appreciation with a total return
greater than the Standard & Poor's ("S&P")               greater than the S&P 500(R) Index.
500(R) Index.

The investment objective of the MF Long-Short Fund
is the same investment objective as the GMF
Long-Short Fund.
--------------------------------------------------------------------------------------------------------------
Principal Investments:                                   Principal Investments:

Under normal conditions, the MF Long-Short Fund          Under normal conditions, the GMF Long-Short Fund
invests at least 80% of its net assets in long and       invests at least 80% of its net assets in long and
short positions in equity securities of publicly         short positions in equity securities of publicly
traded companies of any size which are based in          traded companies in the United States.
the United States.

--------------------------------------------------------------------------------------------------------------
                  MF Long-Short Fund                                     GMF Long-Short Fund
--------------------------------------------------------------------------------------------------------------
The principal investments of the MF Long-Short
Fund are the same principal investments of the
GMF Long-Short Fund.
--------------------------------------------------------------------------------------------------------------
Investment Style and Strategies:                         Investment Style and Strategies:

SSI acts as subadviser to the MF Long-Short Fund.        SSI will also serve as the subadviser to the GMF
The MF Long-Short Fund's investment process offers       Long-Short Fund. The GMF Long-Short Fund's
the potential for consistent excess returns over the     investment process offers the potential for returns
S&P 500(R)Index, the fund's benchmark. The MF            over the S&P 500 (R) Index, the GMF Long-Short Fund's
Long-Short Fund's investment process combines            benchmark, with a slightly higher risk profile than
positions in S&P 500 (R) Index instruments such as       that of the index. The GMF Long-Short Fund also
index futures and index swaps with a primarily           seeks to protect capital during market declines.
market-neutral exposure in individual long and short     The MF Long-Short Fund's investment process
positions in equity securities. The S&P 500 (R) Index    combines positions in S&P 500 (R) Index instruments,
instruments are purchased in order to capture the        primarily index swaps with a generally
returns of the index, while SSI's active management      "market-neutral" exposure in individual long and
of the market-neutral long and short assets seeks to     short positions in equity securities. The S&P
add incremental return above the index without regard    500(R) Index swaps are purchased in order to
to general market movement. The MF Long-Short Fund       capture the returns of the S&P 500 (R) Index.
may use margin borrowing or leverage to purchase         Simultaneously, SSI provides active management of
index futures, index swaps, or other financial           the MF Long-Short Fund's "market-neutral" long and
instruments.                                             short assets seeking to add incremental return
                                                         above that of the S&P 500 (R) Index without regard to
Using quantitative and fundamental analysis, SSI buys    general market movement. The GMF Long-Short Fund
stocks "long" that SSI believes will perform better      holds a broadly diversified portfolio of common
than their peers, and sells stocks "short" that SSI      stocks long and a different broadly diversified
believes will underperform their peers. Among the key    portfolio of common stocks short. The GMF
factors used to rank these stocks are the company's      Long-Short Fund is both sector- and
price-to-earnings ratio, growth potential, earnings      capitalization-neutral and are designed to make
estimate revisions and the direction, and timing (or     profits in most advancing and declining markets.
momentum) of price movements. With a long position,      SSI will also hold a portion of the portfolio in
the MF Long-Short Fund purchases a stock outright;       cash or cash equivalents (i.e., money market
whereas with a short position the fund sells a           securities).
security that it has borrowed. SSI typically
maintains an equal amount of long and short positions    Using quantitative and fundamental analysis, SSI
with 90 to 95% of the MF Long-Short Fund's               buys stocks "long" that SSI believes will perform
portfolio. The MF Long-Short Fund will realize a         better than their peers, and sells stocks "short"
profit or incur a loss from a short position             that SSI believes will underperform their peers.
depending on whether the value of the underlying         With a long position, the GMF Equity Long-Short
stock decreases or increases, respectively, between      Fund purchases a stock outright, whereas with a
the time it is sold and when the Fund replaces the       short position the GMF Long-Short Fund sells a
borrowed security.                                       security that it has borrowed. SSI typically
                                                         maintains an equal amount of long and short
                                                         positions with 90 to 95% of the GMF Long-Short
The MF Long-Short Fund has substantially the same        Fund's portfolio. The GMF Long-Short Fund will
investment style and strategies as the GMF               realize a profit or incur a loss from a short
Long-Short Fund.                                         position depending on whether the value of the
                                                         underlying stock decreases or increases
                                                         respectively, between, the time it is sold and
                                                         when the Fund replaces the borrowed security.

Principal Risks:                                         Principal Risks:

..    Stock market risk                                   .    Stock market risk
..    Short Sales risk                                    .    Short Sales risk
..    Derivatives risk                                    .    Derivatives risk

--------------------------------------------------------------------------------------------------------------
                  MF Long-Short Fund                                   GMF Long-Short Fund
--------------------------------------------------------------------------------------------------------------
..    Equity Swap risk                                    .    Equity Swap risk
..    Portfolio Turnover risk                             .    Portfolio Turnover risk

The MF Long-Short Fund has the same principal
risks as the GMF Long-Short Fund.
--------------------------------------------------------------------------------------------------------------

     One requirement for a tax-free reorganization is that the GMF Acquiring Funds continue either the Acquired Funds' historic business (the business continuity test) or use a significant portion of the Acquired Funds' historic business assets in a business (the asset continuity test). In general, the Internal Revenue Service has permitted the sale of up to two-thirds of the securities acquired as part of a reorganization without violating the asset continuity test for tax purposes. Thus, while the GMF Acquiring Funds expect to retain a significant portion of the securities they acquire in connection with the Reorganizations and do not anticipate that sales involving significant amounts of securities will have to be made before or after the Reorganizations to effect a realignment with the principal investment strategies and style of the applicable GMF Acquiring Funds, the GMF Acquiring Funds reserve the right to sell up to two-thirds of the Acquired Funds' portfolio securities. If a GMF Acquiring Fund exercises such right, the GMF Acquiring Fund will be subject to the additional costs associated with any such sales, including brokerage commissions that such Fund might not otherwise have incurred.

Comparison of Operations

     Who Manages the Funds?

     GMF Acquiring Funds.

     Gartmore Global. Subject to the supervision of the Gartmore Funds' Board, Gartmore Global, located at 1200 River Road, Conshohocken, Pennsylvania 19428, oversees the management of the investments of the GMF Worldwide Leaders Fund and supervises its daily business affairs.

     GGP, 1200 River Road, Conshohocken Road, Pennsylvania 19428, is the subadviser to the GMF Worldwide Leaders Fund. Subject to the supervision of Gartmore Global and the Gartmore Funds' Board, GGP manages the GMF Worldwide Leaders Fund's assets in accordance with the GMF Worldwide Leaders Fund's investment objective and strategies. GGP makes investment decisions for the GMF Worldwide Leaders Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

     GGP, an affiliate of the Gartmore Advisers, is a global asset manager dedicated to serving the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and, as of December 31, 2002, manages approximately $721 million in assets.

     Gartmore-U.S. Subject to the supervision of the Gartmore Funds' Board, Gartmore-U.S., located at 1200 River Road, Conshohocken, PA 19428, oversees the management of the investments of the GMF Long-Short Fund and supervises its daily business affairs. Gartmore-U.S. employs a "manager of managers" strategy with respect to the GMF Long-Short Fund and, therefore, allocates the GMF Long-Short Fund's assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. Gartmore-U.S. is also authorized to select and place trades for portfolio investments for the GMF Long-Short Fund, but it does not currently do so. As noted earlier, the GMF Long-Short Fund has been organized expressly for the purpose of continuing the investment operations of the MF Long-Short Fund and has not yet commenced investment operations.

     Gartmore-U.S. and the Gartmore Funds have received from the SEC an exemptive order for a "multi-manager" structure that allows Gartmore-U.S. to hire, replace or terminate a subadviser without the approval of shareholders. The order also allows Gartmore-U.S. to revise a subadvisory agreement with Board approval but without shareholder approval. If a new subadviser is hired, shareholders will receive information about the new subadviser within 90 days of the change. The order allows the GMF Long-Short Fund to operate more efficiently and with greater flexibility. Therefore, Gartmore-U.S. may propose, and the Gartmore Funds Board may approve, one or more changes to the subadviser for the GMF Long-Short Fund after the Reorganization.

     Currently, SSI, located at 357 N. Canyon Drive, Beverly Hills, California, 90210, is the sole subadviser to the GMF Long-Short Fund. Subject to the supervision of Gartmore-U.S. and the Gartmore Funds' Board, SSI will be responsible for the day-to-day portfolio management of the GMF Long-Short Fund. SSI will make investment decisions for the GMF Long-Short Fund and, in connection with such investment decisions, will place purchase and sell orders for securities.

     SSI was founded in 1973. As of December 31, 2002, SSI managed over $900 million in assets, primarily on behalf of institutional investors. SSI takes a team approach to portfolio construction, allowing investors to benefit from the skills of all the members of the team, not just one investment manager.

     Acquired Funds.

     Prior to January 18, 2003, MAM provided investment advice to each Acquired Fund. Since January 18, 2003, Gartmore Global and GGP have served as the interim investment adviser and the interim subadviser, respectively to the MF Global Opportunities Fund and MF Global Focus Fund, and Gartmore-U.S. and SSI have served as the interim investment advisers to the MF Long-Short Fund, as described below under "PROPOSALS 2 AND 3: APPROVAL OF NEW ADVISORY AGREEMENTS WITH GARTMORE GLOBAL AND GGP," "PROPOSAL 4: APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN GARTMORE-U.S. AND TMF II" and "PROPOSAL 5: APPROVAL OF THE SSI SUBADVISORY AGREEMENT." MAM provides selected administrative and support services to Gartmore-U.S. and Gartmore Global pursuant to a transitional services agreement.

     For information on the current portfolio managers for each of the Acquired Funds, see the sections entitled "Portfolio Managers" in the MF Prospectuses. For information on the current portfolio management team for the GMF Worldwide Leaders Fund, see the section entitled "Management - Portfolio Management Team" in the GMF Worldwide Leaders Fund Prospectus. For information concerning the portfolio managers for the

GMF Long-Short Fund, see the section entitled "Management - Portfolio Managers" in the GMF Long-Short Fund Prospectus.

     Other Service Providers

     DST Systems, Inc., 333 West 11th Street, Kansas City, Missouri 64105, is the Master Transfer Agent and Paying Agent for each of the MF Global Opportunities and MF Global Focus Funds. Effective April 1, 2003, Gartmore SA Capital Trust, an affiliate of the Gartmore Advisers ("GSA"), serves as the administrator to each of the Acquired Funds pursuant to an Administration Agreement with the Montgomery Funds and MAM. BISYS Fund Services Ohio, Inc. ("BISYS") serves as the sub-administrator and sub-accountant of the Acquired Funds. Prior thereto, MAM provided administrative and fund accounting services for the Acquired Funds.

     GSA and Gartmore Investors Services, Inc. ("GISI"), an affiliate of Gartmore-U.S. and Gartmore Global, serve as the administrator and transfer agent and dividend disbursing agent, respectively, for each of the GMF Acquiring Funds. GSA and GISI are located at 1200 River Road, Conshohocken, PA 19428. GSA and GISI have each entered into an agreement with BISYS to provide sub-administration and sub-transfer agent services, respectively, to the GMF Acquiring Funds.

     Effective January 18, 2003, MAM and Gartmore Global entered into a Transitional Services Agreement pursuant to which MAM agreed to assist in the transition of the Acquired Funds day-to-day management to the Gartmore Advisers.

     For the fund administration and transfer agency services, each GMF Acquiring Fund pays GSA its pro rata portion of a combined annual fee based on the Gartmore Funds' average daily net assets according to the following schedule:

                    Asset Level          Aggregate Trust Fee
                    -----------          -------------------
                  $0 - $1 billion               0.25%
                  $1 - $3 billion               0.18%
                  $3 - $4 billion               0.14%
                  $4 - $5 billion               0.07%
                  $5 - $10 billion              0.04%
                  $10 -$12 billion              0.02%
              greater than $12 billion          0.01%

     GSA pays GISI from these fees for GISI's services under its transfer agency agreement with the Gartmore Funds. For similar information concerning the administrative fees paid by each of the Acquired Funds, see the section of the MF SAI entitled "Administrative and Other Services."

     Funds Distributor, Inc. ("FDI"), 60 State Street, Suite 1300, Boston, Massachusetts 02109, serves, without compensation, as the Acquired Funds' principal underwriter. Gartmore Distribution Services, Inc. ("GDSI"), an affiliate of both Gartmore-U.S. and GSA, and a wholly-owned subsidiary of Gartmore Global, acts as the Gartmore Funds' principal underwriter. GDSI is located at 1200 River Road, Conshohocken, PA 19428. JPMorgan Chase Bank, 4 New York Plaza, 15th Floor, New York, New York 10008, serves as custodian of the Montgomery Funds and (effective April [ ], 2003) the Gartmore Funds.

     Acquired Funds' 12b-1 Plan. Each of the Acquired Funds have adopted a Share Marketing Plan or "Rule 12b-1 Plan" for the Fund's Class A, B and C shares. FDI serves as the distribution coordinator under the Acquired Funds' 12b-1 Plan and, as such, receives any fees paid by the Acquired Funds pursuant to the Rule 12b-1 Plan. Under the Montgomery Funds' 12b-1 Plan, the Acquired Funds are permitted to compensate MAM for expenses associated with the distribution of the Acquired Funds' shares and the Acquired Funds pay MAM an annual fee in an amount that will not exceed 0.25% for Class A shares and 0.75% for Class B and Class C shares. For more information concerning the Acquired Funds' 12b-1 Plan, see the section of the MF Prospectuses entitled "Share Marketing Plan ("Rule 12b-1 Plan")."

     Each of the Acquired Funds is also subject to a Shareholder Services Plan ("Services Plan") with MAM. Pursuant to the Services Plan, Class B, C and R shares of each Acquired Fund pay a continuing service fee to MAM or other service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the average daily net assets of the Class B, C and R shares of each Acquired Fund. The Acquired Funds pay such fees to MAM for MAM's providing certain shareholder services, such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details. Currently, only the Class B, C and R shares of the MF Long-Short Fund are subject to these service fees.

     GMF Acquiring Funds' Rule 12b-1 Plan and Administrative Services Plan. Each of the GMF Acquiring Funds has adopted a distribution plan or "Rule 12b-1 Plan" for its Class A, Class B and Class C Shares. Under the Rule 12b-1 Plan, the GMF Acquiring Funds are permitted to compensate GDSI, as the GMF Acquiring Funds' distributor, for expenses associated with the distribution of the GMF Acquiring Funds' Class A, Class B and Class C shares. Under the Rule 12b-1 Plan, the GMF Acquiring Funds pay GDSI an annual fee in an amount that will not exceed 0.25% for Class A shares and 1.00% for Class B and Class C shares. For more information concerning the GMF Acquiring Funds' Rule 12b-1 Plan, see the sections of the Gartmore Fund Prospectuses and SAI entitled, "Distribution Plan."

     The Gartmore Funds have also adopted an Administrative Services Plan pursuant to which each GMF Acquiring Fund may pay fees of up to 0.25% of the Class A shares' average daily net assets to servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services to holders of Class A shares.

     Purchase, Exchange, and Redemption Procedures

     Procedures for the purchase, exchange and redemption of shares of the Acquired Funds and the GMF Acquiring Funds are similar. You may refer to the MF Prospectuses and the Gartmore Funds Prospectuses (a copy of each of the Gartmore Funds

Prospectuses accompanies this Prospectus/Proxy Statement), for the procedures applicable to the purchases, exchanges and redemptions of shares of the Acquired Funds and GMF Acquiring Funds. Set forth below is a brief description of the basic purchase, exchange, and redemption procedures applicable to the shares of the Acquired and the GMF Acquiring Funds. Acquired Fund shareholders will not be subject to any front-end or contingent deferred sales charges described below in connection with the receipt of Acquiring Fund shares in the Reorganizations.

     Purchasing Shares

     You may purchase Class A, Class B and Class C shares of the Acquired Funds through securities brokers, registered investment advisers, benefit plan administrators or their subagents. Such parties may have higher minimum investment requirements than those called for in the MF Prospectuses and they may also charge you service or transaction fees. Class R shares of the Acquired Funds are available for purchase directly from the Acquired Funds.

     You may purchase Class A, Class B and Class C shares of the GMF Acquiring Funds directly from the GMF Acquiring Funds or through brokers, dealers, or other financial intermediaries that have sales agreements with GDSI (each an "Authorized Dealer"), or through an intermediary designated by an Authorized Dealer to accept purchase and redemption orders ("Sub-Agents"). Authorized Dealers may charge transaction fees for their services in connection with the purchase of shares of the GMF Acquiring Funds. These transaction fees are not charged on shares purchased directly from the GMF Acquiring Funds.

     Initial and Subsequent Investments

     The minimum initial investment for class A, B, C and R shares of the Acquired Funds is $2,500 for regular accounts and [$1,000] for IRA accounts. Generally, the minimum initial investment for Class A, B or C shares of the GMF Acquiring Funds is $2,000 for regular accounts and $1,000 for IRA accounts. Minimum subsequent investments in each of the Acquired Funds and the GMF Acquiring Funds must be at least $100.

     Sales Charges

          Class A and Class R shares

     The Acquired Funds charge a front-end sales load and a CDSC, in limited instances, on Class A shares. In particular, you may pay a CDSC if your initial purchase was made without a front-end sales load and you redeem the shares during the first 12 months after your initial purchase. Class R shares are not subject to front-end sales charges or CDSCs, but they are subject to a redemption fee of 2.00% if redeemed or exchanged within three months of the initial purchase.

     Similar to the Acquired Funds, the GMF Acquiring Funds charge a front-end load and a CDSC, in limited instances, on Class A shares. The CDSC is generally imposed on Class A shares purchased without a front-end sales load and for which a finders fee was imposed. In addition, similar to Acquired Fund Class R shares, the GMF Acquiring Funds charge a redemption fee of 2.00% for any shares, including Class A shares, redeemed or exchanged within 90 days after the date they were acquired.

     Notable Differences: Class A shares of the Acquired Funds are not subject to a redemption/exchange fee. However, the GMF Acquiring Funds will not assess a redemption/exchange fee on the sale or exchange of GMF Acquiring Fund shares received in connection with the Reorganizations. Therefore, shareholders of the Acquired Funds who exchange or sell GMF Acquiring Fund shares received as a result of a Reorganization within 90 days after the Reorganizations, will not be assessed the 2.00% redemption/exchange fee.

     Class R shareholders of the Acquired Funds are not subject to front-end sales charges or CDSCs. For any future purchases, the Gartmore Funds will permit former Class R shareholders of the Acquired Funds to purchase Class A shares of any fund in the Gartmore Funds family without a sales load. Likewise, Class R shareholders of the Acquired Funds who redeem GMF Acquiring Fund Class A shares received in the Reorganization will not be assessed a CDSC on any such redemptions.

          Class B shares

     Class B shares of the Acquired Funds are subject to a CDSC, ranging from 5% to 1%, if they are redeemed within six years of the initial purchase. That CDSC is applied in the following manner:

Years Since Purchase Payment Was Made      Percentage of CDSC
-------------------------------------      ------------------

                 One                              5.00%

                 Two                              4.00%

                Three                             3.00%

                Four                              3.00%

                Five                              2.00%

                 Six                              1.00%

                Seven                             0.00%

     Class B shares of the Acquired Funds convert into Class A shares after a shareholder has held the shares for eight years.

     Like Class B shares of the Acquired Funds, Class B shares of the GMF Acquiring Funds are subject to a CDSC, ranging from 5% to 1%, if redeemed within six years of the initial purchase according to the same schedule as that noted above for Class B shares of the Acquired Funds. Class B shares of the GMF Acquiring Funds convert into Class A shares after a shareholder has held the shares for seven years.

     Notable differences: Class B shares of the Acquired Funds take a longer time to convert into Class A shares. Hence, Class B shares of the Acquired Funds are subject to the higher Rule 12b-1 fees associated with Class B shares for one year longer than Class B shares of the GMF Acquiring Funds. If the Reorganization is approved for the MF Long-Short Fund and you are a Class B shareholder, you will receive Class B shares of the GMF Long-Short Fund. Those GMF Acquiring Fund Class B shares will convert into Class A shares according to the shorter conversion schedule for the GMF Acquiring Funds.

          Class C shares

     Class C shares of the Acquired Funds are subject to a 1% CDSC if they are redeemed within one year of the initial purchase. Class C shares of the GMF Acquiring Funds are subject to both a front-end sales charge of 1.00% and a CDSC of 1.00% for shares redeemed within one year of the initial purchase.

     Notable Differences: Class C shares of the GMF Acquiring Funds are subject to a front-end sales load and Class C shares of the Acquired Funds are not. However, the Gartmore Funds will waive this front-end sales load for subsequent purchases of Class C shares made by shareholders who receive GMF Acquiring Fund Class C Shares as a result of the Reorganization.

          Waivers of Sales Charges

     Both the GMF Acquiring Funds and the Acquired Funds waive front-end sales loads for certain investors, including certain employees, officers and trustees of the Funds and various entities affiliated with the Acquired Funds and GMF Acquiring Funds, as the case may be.

     For more detailed information on sales charges, including volume purchase sales charge breakpoints and waivers, reductions of deferred sales charges over time and exchange privileges, see the sections entitled "Sales Charges on Class A Shares" and "Sales Charges" in the MF Multi-Class Prospectuses and the section entitled "BUYING, SELLING AND EXCHANGING FUND SHARES" in the Gartmore Funds Prospectuses.

     Purchase or Offering Price.

     The purchase or "offering price" of each share of a Fund is its "net asset value" ("NAV") next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of the Acquired Funds and GMF Acquiring Funds. Generally, the NAV is based on the market value of the securities owned by the Acquired Funds and GMF Acquiring Funds less their liabilities. The NAV for a class is determined by dividing the total market value of the securities owned by an Acquired Fund or a GMF Acquiring Fund allocable to such class, less its liabilities allocable to that class, by the total number of that class' outstanding shares. NAV is determined for each Fund and its classes at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the exchange is open for trading.

     An Acquired Fund and a GMF Acquiring Fund shareholder can sell (or redeem) at any time, subject to certain restrictions. The redemption price will be the NAV per share next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of an Acquired Fund and a GMF Acquiring Fund's investments at the time of sale. Generally, you will be paid for the shares that you sell within three days after an Acquired Fund or a GMF Acquiring Fund receives your order to sell. Payment for shares you recently purchased by check may be delayed until the check clears, which may take up to 10 business days from the date of your purchase.

     For more information regarding the purchase, sale and pricing of the shares of the Acquired Funds, please see the section entitled "Buying, Selling and Exchanging Shares" in the MF Prospectuses and the section entitled "Buying, Selling and Exchanging Fund Shares" in the Gartmore Funds Prospectuses.

     Dividends and Other Distributions

     Each GMF Acquiring Fund distributes any available income dividends to shareholders each quarter in the form of additional shares of that Fund. Any net capital gains realized by a GMF Acquiring Fund from the sale of its portfolio securities is declared and paid to shareholders annually. Distributions of net investment income for the Acquired Funds are declared and paid monthly in the form of additional shares unless a shareholder designates otherwise. The Acquired Funds distribute capital gains, if any, to shareholders at least annually.

     Tax Consequences

     With respect to the Acquired Funds and the GMF Acquiring Funds, distributions are taxable to you as ordinary income for federal income tax purposes, unless you hold your shares in a qualified tax-deferred plan or account, or are otherwise not subject to federal income tax. Selling Fund shares for more than you paid for them gives you a capital gain, which is subject to federal income tax, unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax. The amount of the tax depends on how long you held your shares. You or your tax adviser should keep track of your purchases, sales, and any resulting gain or loss. If you do sell Fund shares for a loss, you may be able to use this capital loss to offset certain capital gains you may have.

     Exchanging your shares of an Acquired Fund for another fund within the Montgomery Fund family or shares of a GMF Acquiring Fund for another fund within the Gartmore Funds family is considered a sale for income tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have capital gains, which are subject to federal income tax. If you exchange Fund shares for a loss, you may be able to use this capital loss to offset certain other capital gains you may have.

     For more information with respect to the tax consequences of holding shares of the Acquired Funds, see the sections of the MF Prospectuses entitled "Tax Consequences" and the sections of the MF SAIs entitled "Distributions and Tax Information." For more information with respect to the tax consequences of holding shares of the GMF Acquiring Funds, see the sections of the Gartmore Funds Prospectuses entitled "Distributions and Taxes" and the section of the Gartmore Funds SAI entitled "Additional General Tax Information for All Funds."

Risks of an Investment in One or More of the Funds

     As with most investments, investments in any of the GMF Acquiring Funds and the Acquired Funds involve risks. There can be no guarantee against losses resulting from an investment in any mutual fund, nor can there be any assurance that any mutual fund will achieve its investment goals. In addition, in response to adverse economic, political or market conditions, each of the Funds may hold up to 100% of its assets in cash or money market obligations. Should this occur, a Fund may not meet that Fund's respective investment objective(s) and may miss potential market upswings.

     As described above under "Comparison of Investment Objectives, Policies, Strategies and Principal Risks of the Acquired Funds and the corresponding GMF Acquiring Funds," the risks of investing in an Acquired Fund and its corresponding GMF Acquiring Fund are similar, although there are some differences. The following is a more complete description of the principal risks identified above for each Acquired Fund and GMF Acquiring Fund.

     Please see the "More About the Fund - Principal Risks" section in the Gartmore Funds Prospectuses for each Fund. In addition, please see the "Additional Discussion of Principal Strategies and Related Risks" section of the MF Prospectuses for each Acquired Fund.

     Stock Market

     By investing in stocks, you may be exposed to certain risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. Stock market risk is the risk that a Fund may lose value if the individual stocks in which the Fund has invested or the overall stock markets in which the stocks trade go down. Individual stocks and overall stock markets may experience short-term volatility as well as extended periods of decline or little growth. Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world. The following Funds are subject to stock market risks:

            Acquired Funds                             GMF Acquiring Fund
            --------------                             ------------------

     MF Global Opportunities Fund                   GMF Worldwide Leaders Fund

         MF Global Focus Fund

          MF Long-Short Fund                            GMF Long-Short Fund

     Market Trends Risk

     For Funds that focus primarily upon a growth or value style of investing, such styles of investing tend to shift into and out of favor with stock market investors depending on market and economic conditions. For example, stock market investors may, at times, favor value stocks over growth-oriented stocks or vice versa. Accordingly, where a Fund's adviser or subadviser focuses on growth-style stocks during a time when value stocks are in favor, the resulting performance of the Fund might suffer in comparison to stock funds that utilize a different investment strategy (i.e., value or some broader strategy). The following Fund is subject to market trends risk:

            Acquired Funds                             GMF Acquiring Funds
            --------------                             -------------------

                                                    GMF Worldwide Leaders Fund

     Foreign Risk

     Investments in foreign securities involve special risks not presented by U.S. investments. These special risks can increase the chances that a fund will lose money.

     . Country - General securities market movements in any country in which a Fund has investments are likely to affect the value of that Fund's securities that trade in the country. These movements will affect that Fund's share price and performance. The political, economic and social structures of some countries in which the Funds invest may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, currency devaluation, foreign ownership limitations, expropriation, restrictions on removal of currency or other assets, nationalization of assets, punitive taxes and certain custody and settlement risks.

     . Foreign markets - The Funds are subject to this risk because there are generally fewer investors in foreign markets and a smaller number of securities trade each day, therefore, making it difficult for a Fund to buy and sell certain securities. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S. Also, brokerage commissions and other costs of buying and selling securities often are higher in foreign countries than they are in the United States. These factors can reduce the amount that a Fund can earn on its investments.

     . Governmental supervision and regulation/accounting standards - Foreign companies are not subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies and obtaining judgments with respect to foreign investments in foreign courts than with respect to U.S. companies in U.S. courts. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. does. Other countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund's portfolio manager to completely and accurately determine a company's financial condition.

     . Currency - A significant portion of a Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what a Fund owns and a Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of currency by a country's government or banking authority also has a significant impact on the value of any securities denominated in that currency. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends out to its shareholders.

     The following Funds are subject to foreign risk:

            Acquired Funds                             GMF Acquiring Fund
            --------------                             ------------------

      MF Global Opportunities Fund                  GMF Worldwide Leaders Fund

         MF Global Focus Fund

     Emerging Markets Risk

     The general risks associated with foreign investments are even greater in emerging markets because emerging markets are typically undergoing rapid development and may lack the social, political, and economic stability characteristics of more developed countries. Foreign stock markets tend to be more volatile than the U.S. stock markets due to economic and political instability and regulatory conditions. This risk is heightened in emerging markets because of their relative economic and political immaturity and, in many instances, their dependence on only a few industries. They tend to be less liquid and more volatile and offer less regulatory protection for investors. The following Funds are subject to emerging markets risk:

            Acquired Funds                             GMF Acquiring Fund
            --------------                             ------------------

     MF Global Opportunities Fund                   GMF Worldwide Leaders Fund

     MF Global Focus Fund

     Short Sales Risk

     When an adviser believes that a security is overvalued, it may sell the security "short" and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, a Fund may make a profit by purchasing the replacement security at a lower price and, conversely, if the security increases in value, a Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that a Fund will be able to close out the short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that a Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to a Fund.

     Short sales "against-the-box" are when a Fund sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction. The following Funds are subject to short sale risk:

            Acquired Fund                              GMF Acquiring Fund
            -------------                              ------------------

         MF Long-Short Fund                            GMF Long-Short Fund

     Concentration Risk

     A Fund may invest 25% or more of its assets in a group of companies in a particular industry or industries. This ability to invest in a more concentrated range of securities than other mutual funds increases the risk and potential of a Fund. With a concentrated portfolio of securities, it is possible that a Fund could have returns that are significantly more volatile than broad based market indices and other more diversified mutual funds due to the market movement of the particular industry of concentration. The following Funds are subject to concentration risk:

            Acquired Fund                              GMF Acquiring Funds
            -------------                              -------------------

         MF Global Focus Fund

     Portfolio Turnover Risk

     The Funds, at times, may engage in active and frequent trading of portfolio securities which will result in a higher portfolio turnover rate if doing so is believed to be in the best interest of the Fund. A higher portfolio turnover rate may result in increased transaction costs and volatility for a Fund. In addition, a higher portfolio turnover rate may cause a shareholder to have additional tax consequences as a result of owning shares. The following Funds are subject to portfolio turnover risk:

            Acquired Fund                              GMF Acquiring Funds
            -------------                              -------------------

     MF Global Opportunities Fund                   GMF Worldwide Leaders Fund

         MF Global Focus Fund

          MF Long-Short Fund                           GMF Long-Short Fund

     Derivatives Risk

     A derivative is a contract whose value is based on the performance of an underlying financial asset, index or other investment. For example, an option is a derivative because its value changes in relation to the performance of the underlying security. Derivatives are available based on the performance of assets, interest rates, and various domestic and foreign indexes. An investment in derivatives can have an impact on market and interest rate exposure. Using derivatives can disproportionately increase losses relative to the amount of the Fund's investment and reduce opportunities for gains when security prices or interest rates change in unexpected ways. The other party to an over-the-counter derivatives contract presents default risks if such party fails to fulfill its obligations to the Fund. Derivatives can make a Fund less liquid and harder to value, especially in declining markets. Lastly, changes in the value of derivative contracts or other hedging instruments may not match or fully offset changes in the value of the hedged portfolio securities. Derivatives include equity swaps and futures contracts.

     Derivatives are volatile and involve significant risks, which may include:

     . Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

     . Credit risk. The risk that the counterparty (the party with which the Fund has contracted) on a derivatives transaction will fail to fulfill its financial obligation to the Fund.

     . Liquidity risk. The risk that certain derivatives may be difficult or impossible to sell or close out at the time that the seller would like or at the price that the seller believes the derivative is currently worth.

     . Correlation risk. The risk that the price of the derivative and movements in the prices of the assets being hedged do not move as expected.

     The following Funds are subject to derivatives risk:

            Acquired Funds                             GMF Acquiring Fund
            --------------                             ------------------

          MF Long-Short Fund                           GMF Long-Short Fund

     Non-Diversified Fund Risk

     A Fund that is non-diversified may hold larger positions in a smaller number of issuers than a diversified fund. As a result, the Fund may be subject to a greater risk of loss, and an increase or decrease in value of an investment in a single issuer may have a greater impact on such Fund's net asset value and total return. The following Funds are subject to non-diversified risk:

            Acquired Funds                             GMF Acquiring Funds
            --------------                             -------------------

         MF Global Focus Fund                       GMF Worldwide Leaders Fund

     Equity Swaps Risk

     Under a swap agreement transaction, a Fund will generally have only the rights and obligations to receive or pay in cash an amount that represents the difference in the relative values of the investment positions held by each party to the swap transaction and the Fund will not receive or pay any securities in kind.

     . Multiplying Effect of Long-Short and Swap Positions and Asset Segregation Requirements. A Fund's use of both long and short positions and swap positions may have a multiplying effect on the gains and losses experienced by the Fund and the related segregation requirements.

     . For losses. If the securities index upon which a swap agreement is based drops in value, the Fund will be obligated to pay to the counter-party both the notional amount multiplied by the interest rate, and multiplied by the reduction in the rate of return of the index (minus any dividends on securities in the index), and will have to segregate assets to cover this obligation. The Fund will have to cover its swaps obligation with segregated assets at a time when the Fund has less assets to do so, because while the Fund's short position may have increased in value, its long position may have also decreased in value, offsetting such increase. Consequently, the Fund may have to settle out of a portion of its short positions and sell securities at a loss or lower return, when the index is less in value, to meet its swaps segregation requirements. If the securities sold short by the Fund are different from the securities underlying the index used for the swaps, the Fund could experience the losses from its swap transactions, as described above, and losses from its long-short positions, where the price of the securities sold short rises above the price at which the securities were sold. In this case, if the Fund had to use its long position in securities for segregated assets to cover its swap transactions losses, it may have to settle out some of its short positions at a loss.

     . For gains. If the securities index climbs in value, the Fund will be obligated to pay only the notional amount multiplied by the interest rate and will have the right to receive the increase in the rate of return of the index multiplied by the notional amount (plus any dividends on securities in the index), and will have to segregate less assets to cover this obligation.

     . Illiquidity. Because the swap transactions may have terms of greater than seven days, such transactions may be considered to be illiquid with the result that a Fund's assets segregated to meet its obligations would not be available to meet the Fund's liquidity needs. Thus, the Fund may have to sell or close out of investments at a loss or lower return to meet its liquidity needs.

     . Additional Regulation. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation and adverse tax positions taken by the Internal Revenue Service, could adversely effect a Fund's ability to enter into swap agreements, terminate existing swap agreements, realize amounts to be received under swap agreements or avoid adverse tax consequences. The following Funds are subject to equity swaps risk:

            Acquired Fund                              GMF Acquiring Funds
            -------------                              -------------------

         MF Long-Short Fund                            GMF Long-Short Fund

Investment restrictions of the Acquired Funds and the GMF Acquiring Funds

     The Acquired Funds and the GMF Acquiring Funds are subject to similar, but not identical, fundamental investment restrictions. Investment restrictions that are fundamental may not be changed by a Fund without the approval of the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Fund; or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented. Set forth below is a description of the differences between each Fund's fundamental investment policies or restrictions.

     Diversification. Each of the MF Global Opportunities, MF Long-Short and GMF Long-Short Funds are diversified funds and, therefore, subject to substantially similar investment restrictions in this respect. Specifically, each such Fund may not invest, with respect to 75% of its total assets, in the securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of a Fund would be invested in such issuer. In addition, each such Fund may not hold more than 10% of the outstanding voting securities of an issuer;

     The MF Global Focus Fund and the GMF Worldwide Leaders Fund are nondiversified funds. These Funds differ from diversified funds in that, with respect to 50% of each such Fund's total assets, it may not invest more than 5% of its total assets in the securities of one issuer. The balance of each such Fund's assets may be invested in as few as two issuers. Therefore, up to 25% of each such Fund's total assets may be invested in the securities of any one issuer.

     Lending. Each of the Acquired Funds and the GMF Acquiring Funds are subject to similar fundamental investment restrictions concerning lending. The Acquired Funds and the GMF Acquiring Funds will not make loans, although each such Fund is permitted to lend its portfolio securities and to enter into repurchase agreements (which may be deemed to be loans). Each of the Acquired Funds may lend up to 30% (or such other higher percentage as permitted by law) of its portfolio securities while the investment restriction for the GMF Acquiring Funds does not provide for a specific percentage limitation, but instead provides that each GMF Acquiring Fund may lend portfolio securities in accordance with its investment objective and policies. Also, certain instruments (such as debt securities or other debt instruments) are explicitly excluded from each such Fund's lending restriction. The GMF Acquiring Funds have the additional authority to: i) may make loans secured by mortgages on real property; ii) make time deposits with financial institutions and invest in instruments issued by financial institutions; and iii) enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

     Borrowing. The borrowing restrictions of the Acquired Funds and the GMF Acquiring Funds differ somewhat. The Acquired Funds may not borrow money, except for temporary or emergency purposes from a bank, or pursuant to reverse repurchase agreements or dollar roll transactions for a Fund that uses such investment techniques and then not in excess of one-third of the value of its total assets (including the proceeds of such borrowings, at the lower of cost or fair market value). Any such borrowing will be made by the Acquired Funds only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 10% of total assets. The GMF Acquiring Funds may not borrow money, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

     Senior Securities. The Acquired Funds and the GMF Acquiring Funds are subject to similar restrictions regarding senior securities. The Acquired Funds may not issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit that Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into permissible repurchase and dollar roll transactions. The GMF Acquiring Funds similarly may not issue senior securities, except that each Fund may issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

     Real Estate. The Acquired Funds and the GMF Acquiring Funds are subject to similar fundamental investment restrictions and policies regarding real estate. Neither the Acquired Funds nor the GMF Acquiring Funds may invest directly in real estate. However, both the Acquired Funds and the GMF Acquiring Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts. As an operating policy, which may be changed without shareholder approval, the MF Long-Short Fund may invest only up to 10% of its total assets in real estate investment trusts. Additionally, the GMF Acquiring Funds may acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby.

     Underwriting. The investment restrictions of the Acquired Funds and the GMF Acquiring Funds are similar regarding underwriting. The Acquired Funds and the GMF Acquiring Funds may not underwrite securities, except to the extent that a Fund may be deemed an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

     Commodities. The investment restrictions of the Acquired Funds and the GMF Acquiring Funds differ somewhat in regards to investing in commodities. The Acquired Funds may not purchase or sell commodities or commodities contracts, except the Acquired Funds may invest in futures contracts or options on futures contracts if the investments for bona fide hedging purposes or for other than bona fide hedging purposes if, as a result thereof, no more than 5% of that Fund's total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts. The GMF Acquiring Funds may not purchase or sell commodities or commodity contracts except to the extent disclosed in the current Prospectus and Statement of Additional Information of the Funds.

     Other Restrictions. The Acquired Funds, except as required in connection with permissible hedging activities, may not purchase securities on margin. (This does not preclude each Acquired Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities or, from engaging in transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a senior security within the meaning of Section 18(f) of the 1940 Act).

     The Acquired Funds also may not invest in securities of other investment companies, except to the extent permitted by the 1940 Act and as discussed in the MF SAI, or as such securities may be acquired as part of a merger, consolidation or acquisition of assets. The GMF Acquiring Funds have a similar policy which relating to investment companies that is non-fundamental and, therefore, may be changed without shareholder approval.

     The Acquired Funds have a fundamental policy not to mortgage, pledge or hypothecate any of its assets except in connection with permissible borrowings and permissible forward contracts, futures contracts, option contracts or other hedging transactions. The GMF Acquiring Funds have a differing non-fundamental policy that each Fund may not pledge, mortgage or hypothecate any assets owned by each Fund in excess of 33 1/3% of that Fund's total assets at the time of such pledging, mortgaging or hypothecating.

Considerations by the Boards of the Montgomery Funds

     For the reasons described above and more fully discussed below, the Boards of the Montgomery Funds believe that the Reorganizations are in the best interests of the Acquired Funds and their shareholders.

     The Board of each of the Montgomery Funds, including the Trustees who are not "interested persons" of the Montgomery Funds or the Gartmore Funds, as that term is defined in the 1940 Act ("Independent Trustees"), approved the proposed Plans pursuant to which the Reorganization of each Acquired Fund would be effected. In approving the Plans, the Board of each Montgomery Fund, including its Independent Trustees, determined that participation in the Reorganization is in the best interests of the Acquired Funds and that the interests of the shareholders of the Acquired Funds would not be diluted as a result of the Reorganizations.

     The Montgomery Funds' Boards reached these determinations after (i) requesting information reasonably necessary to evaluate the terms of the Plans and the anticipated results of the Reorganizations, and (ii) evaluation of that information in a meeting with the Montgomery Funds' management and representatives of the Gartmore Advisers, and at special meetings of the Boards of the Montgomery Funds on January 14, 2003, February 27, 2003, and March 5, 2003.

     In reaching their determinations and approving the Plans, the Montgomery Funds Boards, including the Independent Trustees, considered a number of factors. The factors included those that the SEC has specified as appropriate for trustees to consider in mutual fund mergers generally, as well as the particular facts and circumstances of the Reorganizations.

     In exercising their business judgment and approving the Plans, the Boards of the Montgomery Funds, including the Independent Trustees, considered, among others, the factors set out below and reached, among others, the conclusions set out below.

     . The Ability to Provide Acquired Fund Shareholders With a Viable Investment Option Going Forward: Following the Acquisition and the proposed Wells Fargo Reorganizations, the Montgomery Funds will be left with a reduced asset base which the Montgomery Funds' Boards believe cannot support the efficient operation of the Acquired Funds. In addition, several of MAM's investment professionals became employees of Wells Capital and, as a result,

          MAM decided to wind down its investment management business and to no longer provide investment advisory services to the Acquired Funds.

     . The Departure of Key MAM Personnel: As noted above, key personnel of the Montgomery Funds' investment adviser, MAM, recently departed and other key personnel are expected to depart. Because of these circumstances, the Boards of the Montgomery Funds believed it was in the best interests of the Acquired Funds to replace MAM with the Gartmore Advisers as investment advisers to the Acquired Funds because of the Gartmore Advisers' expertise, resources and experience in providing investment advisory services of the type required by the Acquired Funds.

     .    Greater Product Array and Enhanced Range of Investment Options:
          Investors in the Gartmore Funds enjoy a wide array of investment options and strategies. At the closing of the Reorganizations, the Gartmore Funds are expected to have over 40 retail funds, including equity funds, international and emerging markets funds, asset allocation funds, tax-free funds, income funds and money market funds. This broad range of investment options will permit an investor in Gartmore Funds to diversify his or her investments and to participate in investment styles currently prevalent in the market. Shareholders are free, with a few exceptions, to make exchanges of the same class of shares between Gartmore Funds without additional charge. Thus, if the Reorganizations are approved, shareholders of the combined Funds will have increased investment options and flexibility to change investments through exchanges. Such exchanges generally will be taxable to you.

     . Comparison of Fee Rates, Overall Operating Expenses, Reimbursement Arrangements, and Related Information: The effect of the Reorganizations on the investment advisory fee rates, the overall fund operating expense levels, and the expense reimbursement arrangements vary for each of the Acquired Funds. The Gartmore Advisers provided, and the Independent Trustees considered, the pro forma fee rates, overall operating expenses, reimbursement arrangements and related information for each GMF Acquiring Fund after the Reorganizations versus the fee rates, overall operating expenses, reimbursement arrangements, and related information for each Acquired Fund as of October 31, 2002. In each instance, the overall operating expenses of the GMF Acquiring Funds, assuming completion of the Reorganizations, both including and excluding the effects of fee waivers, are at least equal to, and generally lower than, those of the Acquired Funds.

     . Caps Agreed to With Respect to Total Expenses, Certain Net Expenses, and Advisory Fees: The Gartmore Advisers have agreed to limit contractually operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, Rule 12b-1 fees and administrative services fees) from exceeds 1.34% for the GMF Worldwide Leaders Fund and 1.95% for the GMF Long-Short Fund at least through February 28, 2005.

     . Comparable Investment Objectives, Policies, and Strategies of the Acquired Funds and Their Corresponding GMF Acquiring Funds: Principals of MAM and the Gartmore Advisers represented to the Montgomery Funds Boards that the investment objectives, policies, and strategies of the GMF Worldwide Leaders Fund and the MF Global Opportunities and MF Global Focus Funds were similar. (Please see "Summary - Comparison of Investment Objectives, Policies, Strategies, and Principal Risks of the Acquired Funds and the corresponding GMF Acquiring Funds.") In addition, the GMF Long-Short Fund has recently been organized for the purpose of continuing the investment operations of the MF Long-Short Fund, and, thus, will have the same investment objective, policies and strategies of the MF Long-Short Fund. The Montgomery Funds Boards also considered that a shareholder who believes that his or her current investment program could be affected by the Reorganizations could sell his or her shares and make another investment which he or she deemed more suitable for his or her purposes. Based on these and other factors, the Montgomery Funds Board concluded that the Reorganizations are expected to enable Acquired Fund shareholders to continue their current investment programs without substantial disruption.

          In addition, GGI has agreed to use its best efforts to ensure that Acquired Fund shareholders holding their shares through certain mutual fund supermarket programs may continue to hold the shares of the corresponding GMF Acquiring Fund received in the Reorganization through such programs after the Reorganization.

     . Comparative Performance: The Boards of the Montgomery Funds considered that the GMF Worldwide Leaders Fund has had stronger performance than that of the MF Global Opportunities and MF Global Focus Funds. In the Reorganization involving the MF Long-Short Fund, the GMF Acquiring Fund will assume the financial history, including the performance history, of the predecessor MF Long-Short Fund at the closing of the Reorganization. Please see "Comparative Performance Information" above for the specific performance comparison of your Acquired Fund with its corresponding Acquiring Fund.

     . No Reorganization Fees or Expenses to Be Borne by Either the Acquired Funds or the GMF Acquiring Funds: Gartmore Advisers and MAM principals represented to the Boards of the Montgomery Funds as follows: No fee or expense will be borne directly or indirectly by the Acquired Funds, Acquired Fund shareholders or the GMF Acquiring Funds in connection with the Reorganizations. GGI will bear all expenses in connection with the Reorganizations, including, without limitation, the costs of the shareholder meeting and related materials. Acquired Fund shareholders will not pay any sales charge or other fee to become shareholders of the GMF Acquiring Funds in connection with the Reorganizations. The GMF Acquiring Funds also have agreed to assume all stated liabilities of the Acquired Funds (as defined in the Plans). The GMF Acquiring Funds also expect to retain at least a significant portion of the securities they acquire in connection with the Reorganizations and do not anticipate that sales involving significant amounts of securities will have to be made before or after the Reorganizations to effect a realignment with the principal investment strategies and style of the applicable GMF Acquiring Funds. However, any sales and purchases of securities to effect any such alignment will result in the GMF Acquiring Funds' incurring certain transaction costs, including brokerage commissions, after the Reorganizations that such Funds (or their corresponding Acquired Fund) might not otherwise have incurred.

     . Each Reorganization Qualifies For Tax-Free Treatment Under the Internal Revenue Code: The Gartmore Advisers represented to the Boards of the Montgomery Funds that the Reorganizations would qualify for tax-free treatment under the federal tax laws and that Acquired Fund shareholders will not have to pay any federal income tax solely as a result of any Reorganization.

     . No Dilution of the Acquired Funds Shareholder Interests: The Gartmore Advisers and MAM represented to the Montgomery Funds Boards that the Reorganizations would not dilute the interests of the Acquired Funds shareholders. Each Reorganization would be effected on the basis of relative net asset values of the GMF Acquiring Funds and the corresponding Acquired Fund. In addition, as noted above, the GMF Acquiring Funds and the Acquired Funds would not bear any expenses in connection with the Reorganizations except for any brokerage commissions or other transaction costs associated with any portfolio alignment as described above.

     . The Proposed Reorganizations Ultimately Must Also Be Approved by the Acquired Fund Shareholders: The SEC, in effect, requires the Boards of the Montgomery Funds, including a majority of the Independent Trustees, to determine that the Reorganizations are in the best interests of the affected Acquired Funds and will not dilute the interests of the shareholders of those Acquired Funds. In addition, shareholders of the Acquired Fund shareholders approve the proposed Reorganizations.

     . The Acquired Funds Shareholders Also May "Vote With Their Feet" and Sell Their Acquired Fund Shares: In addition to the shareholder vote noted above, shareholders of the Acquired Funds can, in effect, opt out of any individual Reorganization by selling (redeeming) Acquired Fund shares prior to or after any Reorganization and investing those assets elsewhere.

          The Boards of the Montgomery Funds (including a majority of the Independent Trustees) met on February 27, 2003 and March 5, 2003 and unanimously approved the Plans on March 5, 2003. The Boards unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganizations is in the best interests of each of the Acquired Funds and that the interests of the Acquired Fund shareholders would not be diluted as a result of effecting the Reorganizations. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weights to various factors and assigned different degrees of materiality to various conclusions.

     Upon reviewing and considering such factors that generally applied to all of the Acquired Funds and such other information as the Boards of the Montgomery Funds deemed necessary and appropriate, the Boards of the Montgomery Funds also considered factors applicable to each Acquired Fund and determined that the Reorganization for each Acquired Fund was in that Acquired Fund's best interest.

Description of the Plans

     Each Plan provides that your Acquired Fund will transfer all of its assets to the corresponding GMF Acquiring Fund in exchange solely for the assumption of all of its stated liabilities and the same or a comparable class of shares (Class A shares of the GMF Acquiring Fund for Class A and Class R shares of the Acquired Funds; Class B shares of the GMF Acquiring Funds for Class B shares of the Acquired Funds and Class C shares of the GMF Acquiring Funds for Class C shares of the Acquired Funds) of that GMF Acquiring Fund, which will then be distributed pro rata by the Acquired Fund to its shareholders in complete liquidation of that Acquired Fund. The Reorganizations are currently anticipated to occur on or about June 23, 2003 (the "Closing Date"). The value of each Acquired Fund's net assets to be acquired by the corresponding GMF Acquiring Fund shall be the value of such net assets computed as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the business day preceding the Closing Date (the "Valuation Date"). Acquired Fund shareholders will become shareholders of the corresponding GMF Acquiring Fund as of the Closing Date, and will be entitled to the GMF Acquiring Fund's next dividend distribution thereafter.

     On or before the Closing Date, in order to maintain its status as a regulated investment company under the Code, each Acquired Fund will declare and pay a dividend or dividends, which (together with all previous dividends) will have the effect of distributing to its shareholders substantially all of that Acquired Fund's net investment income and realized net capital gain, if any, for all taxable years ending on or before the Closing Date. The share transfer books of each Acquired Fund will be permanently closed as of 4:00 p.m. Eastern time on the Valuation Date and only requests for redemption of shares of an Acquired Fund received in proper form prior to 4:00 p.m. Eastern time on the Valuation Date will be accepted by the Montgomery Funds. Redemption requests relating to an Acquired Fund thereafter shall be deemed to be redemption requests for shares of the corresponding GMF Acquiring Fund to be distributed to the former shareholders of the Acquired Fund.

     Consummation of the Reorganizations is subject to the conditions set forth in the Plans, including approval of the Plan by the respective Acquired Fund shareholders and receipt of an opinion in form and substance reasonably satisfactory to the Montgomery Funds and the Gartmore Funds that the Reorganizations will not result in the recognition of any gain or loss for federal income tax purposes for the Acquired Funds, the corresponding GMF Acquiring Funds or their respective shareholders, as described under the caption "Federal Income Tax Consequences" below.

     Unless applicable law shall require a shareholder vote, each Plan may be amended without shareholder approval by mutual written agreement of the Montgomery Funds, on behalf of the Acquired Funds, and the Gartmore Funds, on behalf of the GMF Acquiring Funds. Each Plan may be terminated, and a Reorganization may be abandoned as to any particular Acquired Fund, at any time before or after approval by that Acquired Fund shareholders, but prior to the Closing Date, by either party if that party believes that consummation of the Reorganization would not be in the best interests of that party's shareholders.

     In the event that the shareholders of an Acquired Fund do not approve the Plan with respect to that Acquired Fund, the assets and stated liabilities of that Acquired Fund will not be transferred to the corresponding GMF Acquiring Fund as of the Closing Date and the obligations of such Acquired Fund under the Plan shall not be effective. If the Reorganization is not approved by the shareholders of a particular Acquired Fund, the Board of the applicable Montgomery Fund will consider other alternatives for that Acquired Fund, including dissolution and liquidation of such Acquired Fund. In addition, if any Acquired Fund continues operations beyond June 23, 2003, the applicable Gartmore Adviser may decide to discontinue the applicable expense limitation, if any, currently in place for that Acquired Fund. As a result, such Acquired Fund's expenses could increase.

     The expenses incurred in connection with entering into and consummating the transactions contemplated by the Plans will not be borne by the Acquired Fund or the GMF Acquiring Funds, but will be paid by GGI (or in certain circumstances by MAM's corporate parent, Commerzbank AG). Such expenses include printing and mailing proxy solicitation materials and the costs of the Montgomery Funds shareholders' meeting and related materials.

     The foregoing description of the Plans entered into between the Montgomery Funds, on behalf of each of the Acquired Funds, and the Gartmore Funds, on behalf of each of the GMF Acquiring Funds, does not purport to be complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plans which are attached hereto as Exhibit A-1 and A-2 and are incorporated herein by reference.

Description of the Gartmore Fund Shares

     Full and fractional Class A, B or C shares of the GMF Acquiring Funds will be issued without the imposition of a sales charge or other fee to the corresponding Acquired Fund shareholders in accordance with the procedures described above. Class A, B and C shares of the GMF Acquiring Funds to be issued to an Acquired Fund's shareholders under the Plans will be fully paid and non-assessable (meaning that the shareholders will have no obligation to the GMF Acquiring Funds for any further monies as shareholders), when issued and transferable without restriction and will have no preemptive rights. Like the Acquired Funds, the GMF Acquiring Funds do not issue share certificates. For additional information about shares of the GMF Acquiring Funds, please refer to the Gartmore Funds' SAI.

Federal Income Tax Consequences

     As a condition to the Reorganizations, each Acquired Fund and corresponding GMF Acquiring Fund will receive an opinion from counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, and on the basis of certain assumptions and representations received from the Acquired Funds and the GMF Acquiring Funds, for federal income tax purposes, no GMF Acquiring Fund, no corresponding Acquired Fund, no shareholder of a GMF Acquiring Fund, and no shareholder of a corresponding Acquired Fund will recognize any gain or loss for federal income tax purposes as a result of the Reorganizations. The tax basis of the GMF Acquiring Funds' shares received by Acquired Fund shareholders will be the same as the tax basis of their shares in the Acquired Funds. The holding period that the shareholders of each Acquired Fund will have in the corresponding GMF Acquiring Fund shares they receive will include the holding period of the Acquired Fund shares they surrender. After the Reorganizations are completed, each Acquired Fund will be dissolved.

     You should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. Neither the Montgomery Funds on behalf of the Acquired Funds, nor the Gartmore Funds, on behalf of the GMF Acquiring Funds, will seek to obtain a ruling from the IRS regarding the tax consequences of the Reorganizations. Accordingly, if the IRS sought to challenge the tax treatment of the Reorganizations and were successful, neither of which is anticipated, the Reorganizations could be treated, in whole or in part, as a taxable sale of assets of the participating Acquired Fund, followed by the taxable liquidation thereof.

     Nonetheless, you should consult your tax adviser regarding the effect, if any, of the Reorganizations in light of your individual circumstances. You should also consult your tax adviser as to state and local tax consequences, if any, of the Reorganizations, because this discussion only relates to the federal income tax consequences.

     One requirement for a tax-free reorganization is that the GMF Acquiring Funds continue either the Acquired Funds' historic business (the business continuity test) or use a significant portion of the Acquired Funds' historic business assets in a business (the asset continuity test). In general, the Internal Revenue Service has permitted the sale of up to two-thirds of the securities acquired as part of a reorganization without violating the asset continuity test for tax purposes. Thus, while the GMF Acquiring Funds expect to retain a significant portion of the securities they acquire in connection with the Reorganizations and do not anticipate that sales involving significant amounts of securities will have to be made before or after the Reorganizations to effect a realignment with the principal investment strategies and style of the applicable GMF Acquiring Funds, the GMF Acquiring Funds reserve the right to sell up to two-thirds of the Acquired Funds' portfolio securities. If a GMF Acquiring Fund exercises such right, the GMF Acquiring Fund will be subject to the additional costs associated with any such sales, including brokerage commissions that such Fund might not otherwise have incurred.

Comparative Information on Shareholder Rights and Obligations

     While the Montgomery Funds and the Gartmore Funds are different entities, and, thus, governed by different organizational documents, the Reorganizations will not result in material differences in shareholder rights. The shares of a GMF Acquiring Fund to be distributed to shareholders of the corresponding Acquired Fund will generally have the same legal characteristics as the shares of the Acquired Fund with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

     The Gartmore Funds is organized as an Ohio business trust and governed by an Amended Declaration of Trust. TMF II is organized as a Delaware statutory trust and TMF is organized as a Massachusetts business trust. Each of the Montgomery Funds is governed by an Amended and Restated Declaration of Trust. Under its Amended Declaration of Trust, the Gartmore Funds has an unlimited number of authorized shares of beneficial interest without par value. Each Montgomery Fund, pursuant to its Amended and Restated Declaration of Trust, has an unlimited number of authorized shares of beneficial interest with a par value of $0.01 per share. The Boards of the Gartmore Funds, TMF and TMF II may, without shareholder approval, divide the authorized shares of the Gartmore Funds, TMF and TMF II, respectively, into an unlimited number of separate portfolios or series ("series"). The Boards may also, without shareholder approval, divide the series into two or more classes of shares. The Gartmore Funds currently offer 43 series, two of which are the GMF Acquiring Funds. With respect to its two GMF Acquiring Funds, the Gartmore Funds offer the following classes:

          . four classes of shares for the GMF Worldwide Leader Fund (designated Class A, B, C, and Institutional Service shares);

          . five classes of shares for the GMF Long-Short Fund (designated Class A, B, C, Institutional Service Class and Institutional Class shares);

     The  Acquired Funds currently offer the following classes of shares:

          . One class of shares for the MF Global Opportunities Fund (designated Class R shares);

          . Four classes of shares for the MF Global Focus Fund (designated Class A, B, C and R shares) (Class B and C do not currently have outstanding shares); and

          . Four classes of shares for the MF Long-Short Fund (designated as Class A, B, C and R shares).

     The Gartmore Funds and each series of the Gartmore Funds, including the GMF Acquiring Funds, as well as the Montgomery Funds and each Acquired Fund, will continue indefinitely until terminated.

     With respect to a series of shares of the Gartmore Funds and the Montgomery Funds, except as described below, shares of the same class have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each series or class of shares of the Gartmore Funds and Montgomery Funds bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

     Generally, shares of the Gartmore Funds will be voted in the aggregate without differentiation between separate series or classes, except if: (1) a matter only affects certain series or classes, then only shares of such affected series or classes shall be voted in the aggregate[; or (2) the Board determines that the matter should be voted on separately by individual series or classes]. Shares of the Montgomery Funds vote separately by series and, where appropriate, by class. Thus, shareholders of each series and, within a series, of each class, shall have the right to vote for matters affecting the Montgomery Fund as if the series and, where appropriate, the class were separate companies. However, if the 1940 Act requires all shares of the Montgomery Funds to be voted in the aggregate without differentiation between the separate series or classes, then shareholders of the MF Global Opportunities and MF Global Focus Funds shall vote in the aggregate on a one vote per one share basis and shareholders of the MF Long-Short Fund shall vote in the aggregate on a basis of one vote per one share multiplied by the per share net asset value as of the record date. Secondly, if any matter affects only the interests of some but not all series or some but not all classes within a series, then only the shareholders of such affected series or classes shall be entitled to vote on the matter.

     Shareholders of the GMF Acquiring Funds and the MF Global Opportunities and MF Global Focus Funds are entitled to one vote for each one share held and a proportional vote for each fractional share held. By contrast, shareholders of the MF Long-Short Fund are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders of the Acquired Funds will vote on a series by series basis with respect to the Reorganizations.

     Neither Ohio law, Massachusetts law, nor Delaware law requires the Gartmore Funds or the Montgomery Funds, respectively, to hold annual meetings of shareholders, and the Gartmore Funds and the Montgomery Funds will generally hold shareholder meetings only when specifically required by federal or state law. The Gartmore Funds' Amended Bylaws provide that a special meeting of the shareholders shall be called by any Trustee upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. The governing documents of the Montgomery Funds do not have similar provisions.

     Like the Acquired Funds, there are no preemptive rights in connection with shares of the GMF Acquiring Funds. When issued, all shares will be fully paid and non-assessable. With respect to each series or portfolio, a shareholder of a specific class of shares will receive a pro rata share of all distributions arising from that series' assets attributable to that class. When redeeming shares, a shareholder is entitled to that portion of the series' net assets attributable to the specific class represented by the shares being redeemed.

Capitalization

     The following table sets forth, as of October 31, 2002: (i) the audited capitalization of each GMF Acquiring Fund; (ii) the unaudited capitalization of the corresponding Acquired Fund; and (iii) the pro forma unaudited capitalization of the GMF Acquiring Fund, as adjusted to give effect to the proposed Reorganizations. The capitalization of the GMF Acquiring Funds is likely to be different from the pro forma combined capitalization when the Reorganizations are actually consummated because of purchases and sales of GMF Acquiring Fund shares and market action.

                          MF Global                                    Pro Forma Combined
                      Opportunities Fund        GMF Worldwide            GMF Worldwide
                          (Class R)        Leaders Fund (Class A)   Leaders Fund (Class A)*
                      ------------------   ----------------------   -----------------------
Total Net Assets        $   16,413,052           $1,045,926               $17,458,978
                        --------------           ----------               -----------
Net Asset Value Per
   Share                $         7.87           $     5.50               $      5.50
                        --------------           ----------               -----------
Shares Outstanding           2,086,722              190,355                 3,177,141
                        --------------           ----------               -----------

                                                                           Pro Forma
                                                                         Combined GMF
                                           MF Global     GMF Worldwide     Worldwide
                      MF Global Focus     Focus Fund     Leaders Fund    Leaders Fund
                      Fund (Class A)       (Class R)       (Class A)      (Class A)**
                      ---------------   --------------   -------------   ------------
Total Net Assets         $   3,648      $   20,639,433     $1,045,926     $21,689,007
                         ---------      --------------     ----------     -----------
Net Asset Value
   Per Share             $    6.16      $         6.32     $     5.50     $      5.50
                         ---------      --------------     ----------     -----------
Shares Outstanding             592           3,267,817        190,355       3,947,326
                         ---------      --------------     ----------     -----------

                                                                          Pro Forma
                                                                         Combined GMF
                      MF Long-Short  MF Long-Short    GMF Long-Short   Long-Short Fund
                      Fund(Class A)  Fund (Class R)   Fund (Class A)      (Class A)
                      -------------  --------------   --------------   ---------------
Total Net Assets       $   294,584    $ 35,578,309         $  0*         $35,872,893
                       -----------    ------------         ----          -----------
Net Asset Value
   Per Share           $      9.98    $      10.00         $  0          $      9.98***
                       -----------    ------------         ----          -----------
Shares Outstanding          29,505       3,559,411          -0-            3,592,964
                       -----------    ------------         ----          -----------

                                                           Pro Forma
                                                          Combined GMF
                      MF Long-Short    GMF Long-Short   Long-Short Fund
                      Fund(Class B)    Fund (Class B)      (Class B)
                      --------------   --------------   ---------------
Total Net Assets      $      108,043        $  0         $      108,043
                      --------------        ----         --------------
Net Asset Value Per
   Share              $         9.97        $  0         $         9.97***
                      --------------        ----         --------------
Shares Outstanding            10,839         -0-                 10,839
                      --------------        ----         --------------

                                                           Pro Forma
                                                          Combined GMF
                      MF Long-Short    GMF Long-Short   Long-Short Fund
                      Fund(Class C)    Fund (Class C)      (Class C)
                      --------------   --------------   ---------------
Total Net Assets      $    1,448,099        $  0         $    1,448,099
                      --------------        ----         --------------
Net Asset Value Per
   Share              $         8.28        $  0         $         8.28***
                      --------------        ----         --------------
Shares Outstanding           174,959         -0-                174,959
                      --------------        ----         --------------

* These pro forma numbers do not give effect to the proposed Reorganization of the MF Global Focus Fund with and into the GMF Worldwide Leaders Fund.

** These pro forma numbers do not give effect to the proposed Reorganization of the MF Global Opportunities Fund with and into the GMF Worldwide Leaders Fund.

*** Based upon the Acquired Fund's shares' net asset value.

Information About the Acquired Funds and the GMF Acquiring Funds

     Further Information About Operations

     The following is a comparison of the investment advisory fees for the Acquired Funds and the corresponding GMF Acquiring Funds.

     Acquired Fund                     FEE                 GMF Acquiring Fund                FEE
-----------------------   ----------------------------   ---------------------   ------------------------------
MF Global Opportunities   .    1.25% on the first $500   GMF Worldwide Leaders   1.00% of the Fund's average
   Fund                        million                   Fund                    daily net assets
                          .    1.10% on the next $500
                               million
                          .    1.00% on assets over $1
                               billion

-----------------------   ----------------------------
MF Global Focus Fund      .    1.25% on the first $250
                               million
                          .    1.00% on the next $250
                               million
                          .    0.90% on assets over
                               $500 million

-----------------------   ----------------------------   ---------------------   ------------------------------
MF Long-Short Fund        .    1.50% on the first $250   GMF Long-Short Fund     .    1.50% on the first $250
                               million                                                 million
                          .    1.25% on assets over                              .    1.25% on assets over $250
                               $250 million                                           million

     For more information concerning the fees that were paid to the investment advisers by the Acquired Funds during their most recent fiscal year end, see the section of the MF Prospectuses entitled "Management of the Funds - Management Fees." For more information concerning the fees that were paid to the investment advisers by the GMF Worldwide Leaders Fund during its most recent fiscal year end, see the section of the GMF Worldwide Leaders Fund Prospectus entitled "Management - Investment Adviser." As noted earlier, the GMF Long-Short Fund was recently organized and, therefore, paid no management fees during the most recently completed fiscal year.

     Financial Highlights

     For certain financial highlights for the GMF Worldwide Leaders Fund, please see the section of the GMF Worldwide Leaders Fund Prospectus entitled "Financial Highlights." That information should be read in conjunction with the financial statements and notes contained in the GMF Worldwide Leaders Fund's Annual Report to

Shareholders, which is available upon request. The GMF Long-Short Fund was recently created and has no financial highlights.

     Additional Information -- GMF Acquiring Funds

     Additional information about each GMF Acquiring Fund is included in the Gartmore Funds SAI and the SAI dated April [__], 2003 (relating to this Prospectus/Proxy Statement), which is incorporated herein by reference, and the Annual Report to Shareholders for the GMF Worldwide Leaders Fund for the year ended October 31, 2002. Copies of the Gartmore Funds' SAI, the SAI and Annual Report to Shareholders, which have been filed with the SEC, may be obtained upon request and without charge by contacting the Gartmore Funds at 1-800-848-0920 or by writing the Gartmore Funds at P.O. Box 182205, Columbus OH 43218-2205. The Gartmore Funds and the GMF Acquiring Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act. In accordance with the 1934 and 1940 Acts, the Gartmore Funds and the GMF Acquiring Funds file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Gartmore Funds and the GMF Acquiring Funds can be obtained by calling or writing the Gartmore Funds, and can also be inspected and copied (upon payment of any applicable fees) by the public at the public reference facilities maintained by the SEC in Washington, D.C. located at Room 1200, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can be obtained from the SEC through its Public Reference Room, SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates or from its Internet site at http://www.sec.gov. To request information regarding the Gartmore Funds and the GMF Acquiring Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

     This Prospectus/Proxy Statement, which is part of the Gartmore Funds' Registration Statement on Form N-14 as filed with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained elsewhere in the Registration Statement. Please see the Registration Statement on Form N-14 and to the exhibits thereto for further information with respect to the Gartmore Funds and the GMF Acquiring Funds and the shares offered hereby. Statements in this Prospectus/Proxy Statement concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document which has been filed with the SEC.

     Additional Information -- Acquired Funds

     Information about the Acquired Funds is contained in the MF Prospectuses, MF SAI, and the SAI dated April [__], 2003 (relating to this Prospectus/Proxy Statement) and Annual Report to Shareholders and Semi-Annual Report to Shareholders. Copies of such MF Prospectuses, Annual Report, Semi-Annual Report, and MF SAI, which have been filed with the SEC, may be obtained upon request and without charge from the Montgomery Funds by calling 1-800-572-FUND(3863), or by writing the Montgomery Funds at 101 California Street, San Francisco, California 94111. The Montgomery Funds and the Acquired Funds are subject to the informational requirements of the 1934 Act and the 1940 Act and, in accordance therewith, file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Montgomery Funds and the Acquired Funds can be obtained by calling or writing the Montgomery Funds and can also be inspected at the public reference facilities maintained by the SEC or obtained at prescribed rates at the addresses listed in the previous section or from the SEC's Internet site at http://www.sec.gov. To request information regarding the Montgomery Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

   PROPOSALS 2 and 3: APPROVAL OF New Advisory Agreements WITH GARTMORE GLOBAL AND GGP (Shareholders of the MF Global Opportunities and MF Global Focus Funds
                              to vote separately.)

General Information

     Introduction

     At the Meeting, shareholders of the MF Global Opportunities and MF Global Focus Funds (each an "MF Global Fund" and, collectively, the "MF Global Funds") will be asked to approve a new advisory agreement between Gartmore Global and TMF, on behalf of the MF Global Funds (the "New Advisory Agreement"), and a new subadvisory agreement between Gartmore Global and GGP (the "New Subadvisory Agreement") (collectively, the "New Agreements"). On January 14, 2003, the Board of TMF voted to terminate the current investment advisory agreement between TMF and MAM (the "Previous Advisory Agreement"). As discussed below, since the termination of the Previous Advisory Agreement effective January 18, 2003, Gartmore Global and GGP have been providing advisory services to the MF Global Funds under the terms of an interim advisory agreement and interim subadvisory agreement. Copies of the New Advisory Agreement and the New Subadvisory Agreement are attached to this Prospectus/Proxy Statement as Exhibit C and Exhibit D, respectively.

     As a result of the Acquisition, Wells Capital assumed portfolio management of all of the other series of the Montgomery Funds with the expectation being that those series would be reorganized into comparable series of Wells Fargo Funds Trust upon receipt of shareholder approval at a shareholder meeting to be held in June of this year. In addition, because certain of MAM's investment professionals became employees of Wells Capital and the asset base under the management of MAM decreased considerably, MAM decided to no longer manage the MF Global Funds and to eventually cease its operations.

     On January 14, 2003, the Board of TMF approved an interim investment advisory agreement between TMF, on behalf of the MF Global Funds, and Gartmore Global (the "Interim Advisory Agreement") and an interim subadvisory agreement between Gartmore Global and GGP (the "Interim Subadvisory Agreement"). The Interim Advisory Agreement and the Interim Subadvisory Agreement (together, the "Interim Agreements") became effective on January 18, 2003.

     Pursuant to Rule 15a-4 of the 1940 Act, the Interim Agreements will terminate no later than June 16, 2003. Other than the term and effective dates, escrow provisions, and other terms as permitted or required by Rule 15a-4, the proposed New Agreements are identical in form and terms to the Interim Agreements and the Previous Advisory Agreement.

     Interim Agreements

     To assure that the MF Global Funds continued to be managed after the Acquisition and the termination of the Previous Advisory Agreement, the Board (including a majority of the Independent Trustees) of TMF approved the Interim Agreements for the MF Global Funds pursuant to Rule 15a-4 under the 1940 Act at an in-person meeting of the Board of TMF held on January 14, 2003. As required by Rule 15a-4 and consistent with earlier representations made by Gartmore Global to the Board, the terms and conditions of the Interim Agreements are identical in all material respects to the Previous Advisory Agreement (including the rate of the investment advisory fee paid by each MF Global Fund), except for the Interim Agreements' dates of effectiveness and termination, escrow provisions and other terms as permitted or required by Rule 15a-4.

     The Interim Agreements became effective on January 18, 2003 (the "Interim Agreement Effective Date"), and will terminate the earlier of 150 days from the Interim Agreement Effective Date or upon shareholder approval of the New Agreements. The Interim Agreements also provide that the Board of TMF, or a majority of an MF Global Fund's "outstanding voting securities," as that term is defined in the 1940 Act, may terminate the Interim Agreements on 10 calendar days' written notice to Gartmore Global or GGP, as the case may be. Each Interim Agreement also terminates immediately in the event of its "assignment," as that term is defined in the 1940 Act.

     Pursuant to the terms of the Interim Agreements, the maximum amount of advisory fees payable by the MF Global Funds during this interim period is identical to that which would have been payable to MAM under the Previous Advisory Agreement.

     In accordance with the provisions of Rule 15a-4, the compensation to be paid to Gartmore Global and GGP under the Interim Agreements is currently being held in an interest-bearing escrow account with Boston Safe Deposit and Trust, the escrow agent for the Acquired Funds and the Gartmore Funds. The costs, if any, of maintaining such escrow account has been borne by Gartmore Global. The Interim Agreements also provide that, if the shareholders of the MF Global Funds approve the New Advisory Agreement and the New Subadvisory Agreement with Gartmore Global and GGP, respectively, no later than 150 days from the Interim Agreement Effective Date, Gartmore Global and GGP are entitled to the compensation held in the interest-bearing escrow account (including interest earned) with respect to each MF Global Fund. If the shareholders of an MF Global Fund do not approve the New Advisory Agreement with Gartmore Global or the New Subadvisory Agreement with GGP within that time period, the Interim Agreements provide that Gartmore Global or GGP, as the case may be, is entitled to be paid, out of the interest-bearing escrow account, the lesser of (1) the total amount held in the interest-bearing escrow account (plus interest earned on that amount) or (2) any costs incurred by Gartmore Global or GGP, as the case may be, in performing its duties under the Interim Agreement for such MF Global Fund prior to its termination (plus interest earned on the amount while in the interest-bearing escrow account). Such amount will be released to Gartmore Global and GGP as appropriate from the interest-bearing escrow account. Any excess monies held in the interest-bearing escrow account will be returned to that MF Global Fund.

     New Advisory and Subadvisory Agreements

     At the March 5, 2003 Board meeting, the Board of TMF approved the New Advisory Agreement with Gartmore Global and the New Subadvisory Agreement between Gartmore Global and GGP. The New Agreements are identical in all material respects to the Interim Agreements (including the rate of investment advisory fee), except for the effective and termination dates and provisions regarding the escrow of fees. Specifically, each of the New Advisory Agreement and the New Subadvisory Agreement provides that the Agreement will become effective, as to that MF Global Fund, on the date the shareholders of such MF Global Fund approve such Agreement. If shareholders of the MF Global Funds approve the New Advisory Agreement and the New Subadvisory Agreement, they will remain in effect until the earlier of the second anniversary of such shareholder approval, or until the Closing Date of the Reorganization (currently anticipated to occur on or about June 23, 2003), unless otherwise terminated. If the Reorganization of the MF Global Opportunities Fund or MF Global Focus Fund is not approved, then Gartmore Global and GGP will consider whether they will continue to provide investment advisory services to such Fund beyond June 23, 2003.

     As noted above and in accordance with Rule 15a-4 under the 1940 Act, shareholder approval of the New Agreements is necessary in order for Gartmore Global and GGP to receive the escrowed investment advisory fees. Approval of the New Advisory Agreement and the New Subadvisory Agreement would also permit Gartmore Global and GGP to continue to serve as investment advisers to the MF Global Funds until consummation of the Reorganization of that Fund.

     Approval of New Agreements

     Gartmore Global, in conjunction with GGP as the subadviser, provides investment advisory services to certain international series of the Gartmore Funds. Gartmore Global exclusively employs GGP as the subadviser and does not directly manage investments on its own, but only through GGP. Therefore, if shareholders of an MF Global Fund do not approve Proposal 2 but approve Proposal 3, or do not approve Proposal 3 but approve Proposal 2, neither of the New Agreements will take effect. Shareholders of the MF Global Funds must approve both the New Agreements in order for Gartmore Global and GGP to continue to serve as adviser and subadviser, respectively, of the MF Global Funds.

     If shareholders of the MF Global Funds do not approve the New Agreements, the Board of TMF will take appropriate action with respect to each MF Global Fund's investment advisory arrangements.

     Board Considerations

     In determining whether to approve the Interim Agreements and the New Agreements, the Board of TMF, including a majority of the Independent Trustees, based on the information and representations provided by Gartmore Global and GGP, determined that the scope and quality of services to be provided under both the Interim Agreements and the New Agreements were at least equivalent to those provided under the Previous Advisory Agreement.

     The Board also considered the fact that there were no material differences between the terms and conditions of the Interim Agreements, the New Agreements and the Previous Advisory Agreement, other than the party to the contracts, the dates of effectiveness, and termination provisions and, with respect to the Interim Agreements, the escrow provisions and the other terms required or permitted by Rule 15a-4. The Board of TMF also considered both the Interim Agreements and New Agreements in and of themselves and as part of the Board's overall approval of the Plans.

     In addition, Gartmore Global is an indirect corporate subsidiary of Nationwide Corporation. The Gartmore Funds currently offer 43 series, many of which are managed by Gartmore Global. Those 43 series represent a substantial asset base in comparison to that of the Montgomery Funds. Given the expertise of Gartmore Global, the Board of TMF determined that the proposed New Agreements would enable the shareholders of each MF Global Fund to continue their individual investment programs without substantial disruption.

     TMF's Board considered various factors in reviewing this proposal on behalf of the shareholders of the MF Global Funds. One such factor included the capability, resources, expertise and experience of Gartmore Global and GGP to serve as investment adviser and subadviser, respectively, before and after the proposed Reorganization.

     The Board also examined the success of the approach to global investing employed by Gartmore Global and GGP. The Board considered the relationship between Gartmore Global and GGP, specifically the combination of investment advisory services provided by both entities. The Board discussed the benefits of the adviser and subadviser approach and the fact that Gartmore Global exclusively employs GGP as the subadviser.

     The Board also reviewed Gartmore Global's and GGP's Form ADV filed with the SEC as well as other materials regarding Gartmore Global's and GGP's personnel, operations, financial condition, research capabilities, investment philosophy, method of managing portfolios, quantitative models and investment results. During their extensive review of the services to be provided by Gartmore Global and GGP, the Board considered and analyzed several factors. In particular, the Board considered Gartmore Global's and GGP's performance returns. The Board also noted Gartmore Global's and GGP's years of experience implementing a global investment strategy. The Board reviewed the quality and depth of Gartmore Global's and GGP's organization and investment professionals. The Board also considered the long-term continuity among GGP's staff and relationship with Gartmore Global. In considering the fees and expenses borne by the MF Global Funds and the profitability of the relationship for Gartmore

Global and GGP, the Board noted that the proposed investment advisory compensation was competitive with industry rates for advisers with similar strategies. The Board also considered Gartmore Global's and GGP's soft dollar practices, which appear to be in line with industry norms.

     Based upon the considerations set forth above, the Board of TMF has determined that the New Agreements are in the best interest of the MF Global Funds and their shareholders. The Board believes that the MF Global Funds will receive quality investment advisory services by employing Gartmore Global and GGP under the New Agreements. Finally, the services to be provided under the New Agreements are at least comparable to those that the MF Global Funds received under the Previous Advisory Agreement, and for the same fees.

Comparison of the Previous Advisory Agreement and New Agreements

     Advisory Services

     The advisory services to be provided by Gartmore Global and GGP under the New Agreements are identical to those provided by MAM under the Previous Advisory Agreement. Under the Previous Advisory Agreement, MAM provided a continuous investment program for the MF Global Funds, including investment research and management with respect to all securities, investments and cash equivalents in the Funds, subject to the supervision of TMF's Board. Under the Previous Advisory Agreement, MAM determined from time to time what securities and other investments were to be purchased, retained, or sold with respect to the MF Global Funds and implemented such determinations through the placement of orders for the execution of portfolio transactions with or through brokers or dealers selected by MAM. MAM provided the services under the Previous Advisory Agreement in accordance with each MF Global Funds' investment objectives, policies, and restrictions, as stated in the current prospectus of the MF Global Funds. Gartmore Global and GGP have the same obligations and duties under the New Agreements.

     Under both the Previous Advisory Agreement and New Agreements, the adviser
(i) maintains all books and records with respect to the securities transactions of the MF Global Funds and furnishes to the Board such periodic and special reports as the Board may request; and (ii) provides persons satisfactory to TMF's Board to act as officers and employees of TMF and the MF Global Funds.

     Subadvisers

     The Previous Advisory Agreement and New Agreements provide that the adviser may from time to time employ or associate itself with such person or persons as the adviser believes necessary to the performance of its obligations under the Agreement; provided, however, that the compensation of such person or persons shall be paid by the adviser.

     Fees

     The rate of investment advisory fees payable under the New Advisory Agreement by the MF Global Funds is the same as the rate payable under the Previous Advisory Agreement for such Funds. Under the New Advisory Agreement, this fee will include the compensation paid to GGP by Gartmore Global for the subadvisory services GGP provides to the MF Global Funds.

     Pursuant to the terms of the New Subadvisory Agreement, the maximum amount of compensation payable to GGP by Gartmore Global for the MF Global Opportunities Fund is as follows:

          . 0.625% of the first $500 million of the MF Global Opportunities Fund's average daily net assets; plus

          .    0.55% of the next $500 million of net assets; plus

          .    0.50% of the net assets over $1.0 billion.

               Pursuant to the terms of the New Subadvisory Agreement, the maximum amount of compensation payable to GGP by Gartmore Global for the MF Global Focus Fund is as follows:

          . 0.625% of the first $500 million of the MF Global Focus Fund's average daily net assets; plus

          .    0.55% of the next $500 million of net assets; plus

          .    0.45% of the net assets over $1.0 billion.

     The rate of investment advisory fees payable under the New Subadvisory Agreement is the same as the rate for such fees payable under the Interim Subadvisory Agreement. In addition, both the Previous Advisory Agreement and New Agreements allow for the reduction of fees at the adviser's discretion.

     Payment of Expenses

     Under both the Previous Advisory Agreement and the New Agreements, the investment adviser pays all expenses incurred by it in connection with its activities under the relevant Agreement, other than the cost of securities (including brokerage commissions, if any) purchased or sold for the MF Global Funds.

     Brokerage

     Under the Previous Advisory Agreement, MAM agreed to place orders pursuant to its investment determinations for the MF Global Funds either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, MAM was to attempt to obtain prompt execution of orders in an effective manner at the most favorable price. In assessing the best execution available for any transaction, MAM was required to consider all factors it deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Consistent with this obligation, MAM was permitted, in its discretion and to the extent permitted by law, to purchase and sell portfolio securities to and from brokers and dealers who provided brokerage and research services (within the meaning of Section 28(e) of the 1934 Act) to or for the benefit of the MF Global Funds and/or other accounts over which MAM exercised investment discretion. Subject to the review of the Board from time to time with respect to the extent and continuation of the policy, MAM was authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for either of the MF Global Funds that were in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, MAM determined in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of MAM with respect to the accounts as to which it exercised investment discretion.

     In executing portfolio transactions for the MF Global Funds, MAM was permitted, but was not obligated to, to the extent permitted by applicable laws and regulations, to aggregate the securities to be sold or purchased with those of its other clients where such aggregation was not inconsistent with the policies set forth in the MF Global Funds' registration statement. In such event, MAM was to allocate the securities so purchased or sold, and the expenses incurred in the transaction, pursuant to any applicable law or regulation and in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the MF Global Funds and such other clients.

     The New Agreements contain identical provisions.

     Limitation of Liability

     The Previous Advisory Agreement provided that MAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the MF Global Funds in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

     The New Agreements contain an identical provision.

     Continuance

     If shareholders of the MF Global Funds approve the New Agreements, each will continue until two years from the date of its execution, unless earlier terminated. The New Agreements may be continued from year to year thereafter by a majority vote of the

Board of the Montgomery Funds, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose, or by a vote of a majority of the outstanding shares of the MF Global Funds. Each New Agreement provides that, with respect to the MF Global Funds, it will immediately terminate upon consummation of the Reorganization of the MF Global Funds.

     Termination

     The Previous Advisory Agreement provided that it may be terminated as to the MF Global Funds at any time on 60 days' written notice to the other party, without the payment of any penalty, by the MF Global Funds (by vote of the Board or by vote of a majority of the outstanding voting securities of such Fund) or by MAM. The Previous Advisory Agreement also provided that it would immediately terminate in the event of its assignment.

     Each New Agreement contains identical termination provisions and, in addition, provides that it will immediately terminate upon consummation of the Reorganization of the MF Global Funds.

     The Previous Advisory Agreement became effective on July 31, 1997, and was amended and restated on August 30, 2002, the date most recently approved unanimously by the Trustees, including a majority of the Independent Trustees, with respect to the MF Global Funds.

     Additional Information About Gartmore Global and GGP

     Gartmore Global is a Delaware business trust that is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

     Gartmore Global was organized in 2000 and manages mutual funds and other institutional accounts. As of December 31, 2002, Gartmore Global and its affiliates had approximately $30.3 billion in assets under management, of which $34 million was managed by Gartmore Global. In addition to the MF Global Funds, Gartmore Global currently serves as investment adviser to two other series of investment companies that have investment objectives and strategies similar to the MF Global Funds (as indicated below). The net assets and investment advisory fees as of December 31 2002, for the two other investment companies are set forth in the following table:

         Fund             Net Assets   Advisory Fees*   Expense Limits
----------------------------------------------------------------------
Gartmore Worldwide
   Leaders Fund           $ 3.1 mil.        1.25%            1.40%
Gartmore GVIT Worldwide
   Leaders Fund           $26.5 mil.        1.25%            none

*    Calculated as an annual percentage of a fund's average daily net assets.

     The following table sets forth the name, address and principal occupation of the principal executive officer of Gartmore Global and the Directors of Nationwide Corporation, Gartmore Global's managing unit holder. The address for the principal executive officer is 1200 River Road, Conshohocken, Pennsylvania 19428. Each Director of Nationwide Corporation is located at One Nationwide Plaza, Columbus, Ohio 43215.

-------------------------------------------------------------------------------------------------------------
       Name                   Title                                 Principal Occupation
-------------------------------------------------------------------------------------------------------------
Paul James Hondros    President and Chief      Director, President and Chief Executive Officer of Gartmore
                      Executive Officer of     Distribution Services, Inc., Gartmore Investor Services, Inc.,
                      Gartmore Global          Gartmore Morley Financial Services, Inc., Gartmore Global
                                               Investments, Inc., and NorthPointe Capital, LLC.  President
                                               and Chief Executive Officer of Gartmore Global Asset
                                               Management Trust, Gartmore-U.S., and GSA.  Director and
                                               Chairman of GVIT Acquiring Trust and Gartmore Mutual Funds
-------------------------------------------------------------------------------------------------------------
Lewis J Alphin        Director of Nationwide   Farm Owner and Operator
                      Corporation
-------------------------------------------------------------------------------------------------------------
Galen R. Barnes       Director of Nationwide   Director of Scottsdale Insurance Company and Gartmore Global
                      Corporation              Investments, Inc.  Director and Chairman of the Board of
                                               ALLIED Property and Casualty Insurance Company.
                                               President and Chief Executive Officer of Nationwide Mutual
                                               Insurance Company, Nationwide Mutual Fire Insurance Company
                                               and Nationwide Property and Casualty Insurance Company.
                                               Executive Vice President of NFS, Nationwide Life Insurance
                                               Company and Nationwide Life and Annuity Insurance Company
-------------------------------------------------------------------------------------------------------------
A.I. Bell             Director of Nationwide   Owner and Operator, Bell Farms
                      Corporation
-------------------------------------------------------------------------------------------------------------
Timothy J. Corcoran   Director of Nationwide   Partner, Corcoran Farms
                      Corporation
-------------------------------------------------------------------------------------------------------------
Yvonne M. Curl        Director of Nationwide   Vice President and Chief Marketing Officer, Avaya, Inc.
                      Corporation
-------------------------------------------------------------------------------------------------------------
Kenneth D. Davis      Director of Nationwide   Farm Owner and Operator
                      Corporation
-------------------------------------------------------------------------------------------------------------
Keith W. Eckel        Director of Nationwide   Partner, Fred W. Eckel Sons, President Eckel Farms, Inc.
                      Corporation
-------------------------------------------------------------------------------------------------------------
Willard J. Engel      Director of Nationwide   Partner and Operations Manager, Lyon-Main Partnership
                      Corporation
-------------------------------------------------------------------------------------------------------------
Fred C. Finney        Director of Nationwide   Owner and Operator, Moreland Fruit Farm, Operator, Melrose
                      Corporation              Orchard
-------------------------------------------------------------------------------------------------------------
W. G. Jurgensen       Director of Nationwide   Chief Executive Officer and Director of Nationwide Mutual
                      Corporation              Insurance Company, NFS, Cal Farm Insurance Company, Farmland
                                               Mutual Insurance Company, Nationwide Mutual Fire Insurance
                                               Company and Nationwide Property and Casualty Insurance
                                               Company.  Chairman and Chief Executive Officer
                                               Nationwide General Insurance Company, Nationwide Indemnity
                                               Company, Gartmore Global Investments, Inc. and Nationwide
                                               Investment Services Corporation.  Chairman of NorthPointe
                                               Capital, LLC and Nationwide Securities, Inc.
-------------------------------------------------------------------------------------------------------------
David O. Miller       Director of Nationwide   President, Owen Potato Farm, Inc., Partner, Newark Properties
                      Corporation              LTD
-------------------------------------------------------------------------------------------------------------
Lydia M Marshall      Director of Nationwide   Chair and Chief Executive Officer, Versura, Inc.
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
       Name                   Title                                 Principal Occupation
-------------------------------------------------------------------------------------------------------------
                      Corporation
-------------------------------------------------------------------------------------------------------------
Ralph M. Paige        Director of Nationwide   Executive Director, Federation of Southern Cooperatives/Land
                      Corporation              Assistance Fund
-------------------------------------------------------------------------------------------------------------
James F. Patterson    Director of Nationwide   President, Patterson Farms, Inc.
                      Corporation
-------------------------------------------------------------------------------------------------------------
Arden L. Shisler      Director of Nationwide   Consultant, K&N Transport, Inc.
                      Corporation
-------------------------------------------------------------------------------------------------------------
Robert L. Stewart     Director of Nationwide   Owner and Operator, Sunnydale Farms and Mining
                      Corporation
-------------------------------------------------------------------------------------------------------------

     Additional Information About GGP

     GGP is a global asset manager dedicated to servicing the needs of U.S. based investors. GGP was formed in 1995 as a registered investment adviser and a Delaware general partnership as a joint venture between Gartmore Securities Limited and Gartmore US Limited, each a holding company. Gartmore US Limited is a wholly-owned subsidiary of Nationwide Corporation. As stated previously, Nationwide Mutual Fire Insurance Company and Nationwide Mutual Insurance Company together own all of the common stock of Nationwide Corporation.

     GGP was organized in 1995. In addition to the MF Global Funds, GGP provides investment advisory services to two other series of investment companies that have investment objectives and strategies similar to the MF Global Funds (as indicated below). The net assets and investment advisory fees as of December 31, 2002, for the two other investment companies are set forth in the following table:

          Fund            Net Assets   Advisory Fees*   Expense Limits
----------------------------------------------------------------------
Gartmore Worldwide
   Leaders Fund           $ 3.1 mil.        0.50%            none
Gartmore GVIT Worldwide   $26.5 mil.        0.50%            none

                            Net
          Fund            Assets       Advisory Fees*   Expense Limits
----------------------------------------------------------------------
Leaders Fund

*    Calculated as an annual percentage of a fund's average daily net assets.

     The following table sets forth the name, title and principal occupation of the members of the management committee GGP. The address for each managing member is Gartmore House, 8 Fenchurch Place London UK EC3M4PH; except for Donald Pepin who is located at 1200 River Road, Conshohocken PA 19428.

---------------------------------------------------------------------------------------------------------
       Name                  Title                               Principal Occupation
---------------------------------------------------------------------------------------------------------
Peter C Chambers     Management Committee   Executive Vice President - Global Chief Investment Officer
                     member                 Gartmore Global, Gartmore Mutual Fund Capital Trust, Gartmore
                                            SA Capital Trust and member of management committee for
                                            Gartmore Global Partners and NorthPointe Capital.  Head of
                                            Equities - Gartmore Investment Mangement plc
---------------------------------------------------------------------------------------------------------
Stephen G Watson     Management Committee   Chief Investment Officer, Gartmore Investment Management plc
                     member
---------------------------------------------------------------------------------------------------------
Glyn Parry Jones     Management Committee   Chief Executive Officer - Gartmore Investment Management plc.
                     member
---------------------------------------------------------------------------------------------------------
Donald James Pepin   Management Committee   Senior Vice President - Gartmore SA Capital Trust, Gartmore
                     member                 Mutual Fund Capital Trust
---------------------------------------------------------------------------------------------------------
Francis Davies       Management Committee   Head of Global Institutional - Gartmore Investment Management
                     member                 plc.
---------------------------------------------------------------------------------------------------------

               THE BOARD OF TRUSTEES OF TMF UNANIMOUSLY RECOMMENDS
             APPROVAL OF THE NEW ADVISORY AND SUBADVISORY AGREEMENTS
                          WITH GARTMORE GLOBAL AND GGP.

            PROPOSAL 4: APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN
           GARTMORE-U.S. AND TMF II (SHAREHOLDERS OF MF GLOBAL LONG-
                        SHORT FUND TO VOTE SEPARATELY.)

General Information

     Introduction

     At the Meeting, shareholders of the MF Long-Short Fund will be asked to approve a new advisory agreement between Gartmore-U.S. and TMF II (the "New Gartmore-U.S. Agreement"). On January 14, 2003, the Board of TMF II voted to terminate the current investment advisory agreement between TMF II and MAM, on behalf of the MF Long-Short Fund (the "Previous Long-Short Agreement"). As discussed below, since the termination of the Previous Long-Short Agreement effective January 18, 2003, Gartmore-U.S. has been providing advisory services to the MF Long-Short Fund under the terms of an interim advisory agreement. A copy of the New Gartmore-U.S. Agreement is attached to this Prospectus/Proxy Statement as Exhibit E.

     As a result of the Acquisition, the majority of MAM's investment professionals, including portfolio managers of the Montgomery Funds, became employees of Wells Capital and the asset base under the management of MAM decreased considerably. Given these departures and the level of assets under its management, MAM decided to no longer manage the MF Long-Short Fund and to eventually cease operations. As a result, the Board of TMF II began efforts to retain a reputable investment adviser or advisers who were capable of effectively implementing the investment programs of the MF Long-Short Fund. As a result, on January 14, 2003, the Board voted to terminate the Previous Long-Short Agreement and approved an interim investment advisory agreement between Gartmore-U.S. and TMF II, on behalf of the MF Long-Short Fund ("Interim Gartmore-U.S. Agreement"). The Interim Gartmore-U.S. Agreement was effective on January 18, 2003.

     Pursuant to Rule 15a-4 of the 1940 Act, the Interim Gartmore-U.S. Agreement will terminate no later than June 16, 2003. Other than the term and effective dates, escrow provisions, and other terms as permitted or required by Rule 15a-4, the proposed New Gartmore-U.S. Agreement is identical in form and terms to the Interim Agreement and the Previous Long-Short Agreement.

     Interim Gartmore-U.S. Agreement

     To assure that the MF Long-Short Fund continued to be managed after the Acquisition and the termination of the Previous Long-Short Agreement, the Board of TMF II (including a majority of the Independent Trustees) approved the Interim Gartmore-U.S. Agreement pursuant to Rule 15a-4 under the 1940 Act at an in-person meeting of the Board of TMF II held on January 14, 2003. As required by Rule 15a-4 and consistent with earlier representations made by Gartmore-U.S. to the Board, the terms and conditions of the Interim Gartmore-U.S. Agreement are identical in all material respects to the Previous Long-Short Agreement, including the rate of the investment advisory fee, except for the Interim Gartmore-U.S. Agreements' dates of effectiveness and termination, escrow provisions and other terms permitted or required by Rule 15a-4.

     The Interim Gartmore-U.S. Agreement became effective on January 18, 2003 (the "Interim Advisory Agreement Effective Date"), and will terminate the earlier of 150 days from the Interim Advisory Agreement Effective Date or upon shareholder approval of the New Gartmore-U.S. Agreement. The Interim Gartmore-U.S. Agreement also provides that the Board of TMF II, or, as to the MF Long-Short Fund, a majority of such Fund's "outstanding voting securities," as that term is defined in the 1940 Act, may terminate the Interim Gartmore-U.S. Agreement on 10 calendar days' written notice to Gartmore-U.S. The Interim Gartmore-U.S. Agreement terminates immediately in the event of its "assignment," as that term is defined in the 1940 Act.

     Pursuant to the terms of the Interim Gartmore-U.S. Agreement, the maximum amount of compensation payable to Gartmore-U.S. during this interim period is identical to that which was payable to MAM under the Previous Long-Short Agreement. Please see "Further Information About Operations" above for information regarding the investment advisory fees payable by the MF Long-Short Fund. For information regarding the investment advisory fees paid by the MF Long-Short Fund to MAM for the fiscal year ended June 30, 2002, please see "INVESTMENT MANAGEMENT AND OTHER SERVICES" in the MF Long-Short Fund's SAI which is incorporated herein by reference.

     In accordance with the provisions of Rule 15a-4, the compensation to be paid to Gartmore-U.S. under the Interim Gartmore-U.S. Agreement is currently being held in an interest-bearing escrow account with Boston Safe Deposit and Trust, the escrow agent for the Acquired Funds and the Gartmore Funds. The costs, if any, of maintaining such escrow account has been borne by GGI. The Interim Gartmore-U.S. Agreement also provides that, if the shareholders of the MF Long-Short Fund approve the New Gartmore-U.S. Agreement no later than 150 days from the Interim Agreement Effective Date, Gartmore-U.S. is entitled to the compensation held in the interest-bearing escrow account (including interest earned) with respect to the MF Long-Short Fund. If the shareholders of the MF Long-Short Fund do not approve the New Gartmore-U.S. Agreement within that time period, the Agreement provides that Gartmore-U.S. is entitled to be paid, out of the interest-bearing escrow account, the lesser of (1) the total amount held in the interest-bearing escrow account (plus interest earned on that amount) or (2) any costs incurred by Gartmore-U.S. in performing its duties under the Interim Gartmore-U.S. Agreement prior to its termination (plus interest earned on the amount while in the interest-bearing escrow account). Such amount will be released to Gartmore-U.S. from the interest-bearing escrow account. Any excess monies held in the interest-bearing escrow account will be returned to the MF Long-Short Fund.

     New Gartmore-U.S. Agreement

     At the March 5, 2003 Board meeting, the Board of TMF II approved the New Gartmore-U.S. Agreement. The New Gartmore-U.S. Agreement is identical in all material respects to the Interim Gartmore-U.S. Agreement, including the rate of investment advisory fee, except for the New Gartmore-U.S. Agreement's effective and termination dates and provisions regarding the escrow of fees and other terms permitted or required by Rule 15a-4. Specifically, the New Gartmore-U.S. Agreement provides that the Agreement will become effective, as to the MF Long-Short Fund on the date the shareholders of that Fund approve the New Gartmore-U.S. Agreement. If shareholders of the MF Long-Short Fund approve the New Gartmore-U.S. Agreement, it will remain in effect as to the MF Long-Short Fund until the earlier of the second anniversary of the date of such shareholder approval, or until the Closing of the Reorganization (currently anticipated to occur on or about June 23, 2003), unless otherwise terminated.

     As noted above and in accordance with Rule 15a-4 under the 1940 Act, shareholder approval of a New Gartmore-U.S. Agreement is necessary in order for Gartmore-U.S. to receive the escrowed investment advisory fees. The rate of investment advisory fees under the Interim Gartmore-U.S. Agreement and New Gartmore-U.S. Agreement is identical to the rate of advisory fees under the Previous Long-Short Agreement. As to the MF Long-Short Fund, approval of the New Gartmore-U.S.

Agreement would also permit Gartmore-U.S. to continue to serve as investment adviser until consummation of the Reorganization.

     If shareholders of the MF Long-Short Fund do not approve the New Gartmore-U.S. Agreement, the Board of TMF II will take appropriate action with respect to the Fund's investment advisory arrangements.

     Board Considerations

     In determining whether to approve the Interim Gartmore-U.S. Agreement and New Gartmore-U.S. Agreement, the Board of TMF II, including a majority of the Independent Trustees, determined that the scope and quality of services to be provided under both the Interim Gartmore-U.S. Agreement and the New Gartmore-U.S. Agreement were at least equivalent to those provided under the Previous Long-Short Agreement.

     The Board also considered the fact that there were no material differences between the terms and conditions of the Interim Gartmore-U.S. Agreement, the New Gartmore-U.S. Agreement and the Previous Long-Short Agreement, other than the party to the contract, the dates of effectiveness, and termination provisions and, with respect to the Interim Gartmore-U.S. Agreement, the escrow provisions and the other terms required by Rule 15a-4. The Board of TMF II also considered both the Interim Gartmore-U.S. Agreement and New Gartmore-U.S. Agreement in and of themselves and as part of the Board's overall approval of the Plan.

     In addition, Gartmore-U.S. is an indirect corporate subsidiary of Nationwide Corporation. The Gartmore Funds currently offer 43 series, many of which are managed by Gartmore Global or Gartmore-U.S. Those 43 series represent a substantial asset base in comparison to that of the Montgomery Funds. Given the substantial asset base of the Gartmore Funds, expertise of Gartmore-U.S. and the compatibility between the investment objectives and principal strategies of the MF Long-Short Fund and GMF Long-Short Fund, the Board of TMF II determined that the proposed Reorganization would enable MF Long-Short Fund shareholders to continue their individual investment programs without substantial disruption.

     The TMF II's Board considered various factors in reviewing this proposal on behalf of the MF Long-Short Fund shareholders. Such factors include the capability, resources, expertise and experience of Gartmore-U.S. to serve as investment adviser both before and after the proposed Reorganization. In addition, the MF Long-Short Fund will not experience a reduction in the services provided to the Fund shareholders after the proposed Reorganization.

     The Board also reviewed Gartmore-U.S.'s Form ADV filed with the SEC as well as other materials regarding Gartmore-U.S.'s personnel, operations, financial condition, research capabilities, investment philosophy, method of managing portfolios, quantitative models and investment results. During their extensive review of the services to be provided by Gartmore-U.S., the Board considered and analyzed several factors. In particular, the Board considered Gartmore-U.S.'s performance returns. The Board also noted Gartmore-U.S.'s years of experience and the quality and depth of Gartmore-U.S.'s organization and investment professionals. In considering the fees and expenses borne by the MF Long-Short Fund and the profitability of the relationship for Gartmore-U.S., the Board noted that the proposed investment advisory compensation was competitive with industry rates for advisers with similar strategies. The Board also considered Gartmore-U.S.'s soft dollar practices, which appear to be in line with industry norms.

     Based upon the considerations set forth above, the Board of TMF II has determined that the New Gartmore-U.S. Agreement is in the best interest of the MF Long-Short Fund and its shareholders. The Board believes that the MF Long-Short Fund will receive investment advisory services under the New Gartmore-U.S. Agreement at least equivalent to those that the MF Long-Short Fund received under the Previous Long-Short Agreement, and for the same advisory fee.

Comparison of the Previous Long-Short Agreement and New Gartmore-U.S. Agreement

     Advisory Services

     The advisory services to be provided by Gartmore-U.S. under the New Gartmore-U.S. Agreement are identical to those provided by MAM under the Previous Long-Short Agreement. Under the Previous Long-Short Agreement, MAM provided a continuous investment program for the MF Long-Short Fund, including investment research and management with respect to all securities and investments and cash equivalents in the funds, subject to the supervision of the Board. Under the Previous Long-Short Agreement, MAM determined from time to time what securities and other investments were to be purchased, retained, or sold with respect to the MF Long-Short Fund and implemented such determinations through the placement of orders for the execution of portfolio transactions with or through brokers or dealers as selected by MAM. MAM provided the services under the Previous Long-Short Agreement in accordance with the MF Long-Short Fund's investment objectives, policies, and restrictions, as stated in the current MF Prospectus. Gartmore-U.S. has the same obligations and duties under the New Gartmore-U.S. Agreement.

     Under both the Previous Long-Short Agreement and New Gartmore-U.S. Agreement, the adviser (i) maintains all books and records with respect to the securities transactions of the MF Long-Short Fund and furnishes the Board such periodic and special reports as the Board may request; and (ii) provides persons satisfactory to the TMF II's Board to act as officers and employees of TMF II and the MF Long-Short Fund.

     Subadvisers

     The Previous Long-Short Agreement and the New Gartmore-U.S. Agreement provide that the adviser may from time to time employ or associate itself with such person or persons as the adviser believes necessary to the performance of its obligations under the Agreement provided, however, that the compensation of such person or persons shall be paid by the adviser.

     Fees

     The rate of investment advisory fees payable under the New Gartmore-U.S. Agreement by the MF Long-Short Fund is the same as the rate payable under the Previous Long-Short Agreement. Both the Previous Advisory Agreement and New Gartmore-U.S. Agreement allow for the reduction of fees at the adviser's discretion. See "Information About the Acquired Funds and the GMF Acquiring Funds- Further Information About Operations" in Proposal 1 for a recital of those fees.

     Payment of Expenses

     Under both the Previous Long-Short Agreement and the New Gartmore-U.S. Agreement, the investment adviser pays all expenses incurred by it in connection with its activities under the relevant Agreement, other than the cost of securities (including brokerage commissions, if any) purchased or sold for the MF Long-Short Fund.

     Brokerage

     Under the Previous Long-Short Agreement, MAM agreed to place orders pursuant to its investment determinations for the MF Long-Short Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, MAM was to attempt to obtain prompt execution of orders in an effective manner at the most favorable price. In assessing the best execution available for any transaction, MAM was required to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Consistent with this obligation, MAM was permitted, in its discretion and to the extent permitted by law, to purchase and sell portfolio securities to and from brokers and dealers who provided brokerage and research services (within the meaning of Section 28(e) of the 1934 Act) to or for the benefit of the MF Long-Short Fund and/or other accounts over which MAM exercised investment discretion. Subject to the review of the Board from time to time with respect to the extent and continuation of the policy, MAM was authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the MF Long-Short Fund that were in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, MAM determined in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of MAM with respect to the accounts as to which it exercised investment discretion.

     In executing portfolio transactions for the MF Long-Short Fund, MAM was permitted, but was not obligated to, to the extent permitted by applicable laws and regulations, to aggregate the securities to be sold or purchased with those of its other clients where such aggregation was not inconsistent with the policies set forth in the MF Long-Short Fund's registration statement. In such event, MAM was to allocate the securities so purchased or sold, and the expenses incurred in the transaction, pursuant to any applicable law or regulation and in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the MF Long-Short Fund and such other clients.

     The New Gartmore-U.S. Agreement contains identical provisions.

     Limitation of Liability

     The Previous Long-Short Agreement provided that MAM not be liable for any error of judgment or mistake of law or for any loss suffered by the MF Long-Short Fund in connection with the performance of the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of MAM in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

     The New Gartmore-U.S. Agreement contains an identical provision.

     Continuance

     If shareholders of the MF Long-Short Fund approve the New Gartmore-U.S. Agreement, it will continue until two years from the date of its execution, unless earlier terminated. The New Gartmore-U.S. Agreement may be continued from year to year thereafter as to the MF Long-Short Fund by a majority vote of the Board of TMF II, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose, or by a vote of a majority of all votes attributable to the outstanding shares of the Fund. The New Gartmore-U.S. Agreement provides that it will immediately terminate upon consummation of the Reorganization.

     Termination

     The Previous Long-Short Advisory Agreement provided that it may be terminated as to the MF Long-Short Fund at any time on 60 days' written notice to the other party, without the payment of any penalty, by the MF Long-Short Fund (by vote of the Board or by vote of a majority of the outstanding voting securities of the MF Long-Short Fund) or by MAM. The Previous Long-Short Agreement also provided that it would immediately terminate in the event of its assignment.

     The New Gartmore-U.S. Agreement contains identical termination provisions and, in addition, provides that it will immediately terminate upon consummation of the Reorganization.

     The Previous Long-Short Agreement was effective July 31, 1997, and amended and restated effective August 30, 2002, the date most recently approved unanimously by the Trustees, including a majority of the Independent Trustees, with respect to each Acquired Fund.

     Additional Information About Gartmore-U.S.

     Gartmore-U.S., a Delaware business trust, is a wholly owned subsidiary of GGI, a holding company. GGI is a wholly owned subsidiary of Gartmore Global, which is a Delaware business trust. Gartmore Global is a wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

     Prior to September 1, 1999, Nationwide Securities, Inc. ("NSI"), (formerly Nationwide Advisory Services, Inc.) served as the investment adviser to the Gartmore Funds, which existed at that time. Effective September 1, 1999, the investment advisory services previously performed for the Gartmore Funds by NSI were transferred to Gartmore-U.S., an affiliate of NSI. NSI and the Gartmore Funds are both under the indirect control of Nationwide Corporation.

     Gartmore-U.S. was organized in 1999 and manages mutual funds. As of December 31, 2002, Gartmore-U.S. and its affiliates had approximately $14.7 billion in assets under management, of which $14 billion was managed by Gartmore-U.S. In addition to the GMF Acquiring Funds, Gartmore-U.S. does not currently serves as investment adviser to any other series of an investment company that has investment objectives and strategies similar to the MF Global Long-Short Fund.

     The following table sets forth the name, address and principal occupation of the principal executive officer of Gartmore-U.S. and the Directors of GGI, Gartmore-U.S.'s managing unit holder. The address for the principal executive officer is 1200 River Road, Conshohocken, Pennsylvania 19428. Each Director of GGI is located at One Nationwide Plaza, Columbus, Ohio 43215.

---------------------------------------------------------------------------------------------------------
       Name                   Title                              Principal Occupation
---------------------------------------------------------------------------------------------------------
Paul James Hondros   President and Chief        Director, President and Chief Executive Officer of
                     Executive Officer of       Gartmore Distribution Services, Inc., Gartmore Investor
                     Gartmore U.S.              Services, Inc., Gartmore Morley Financial Services, Inc.,
                                                GGI, and NorthPointe Capital, LLC. President and Chief
                                                Executive Officer of Gartmore Global Asset Management
                                                Trust, Gartmore- U.S., and GSA. Trustee and Chairman of
                                                Gartmore Variable Insurance Trust and Gartmore Funds.
---------------------------------------------------------------------------------------------------------
Joseph J. Gasper     Director, GGI              Director, President and Chief Operating Officer of
                                                Nationwide Life Insurance Company, Nationwide Life and
                                                Annuity Insurance Company, and NFS. Director and Chairman
                                                of the Board of Nationwide Investment Services Corp.
                                                Director and Vice Chairman of NorthPointe Capital, LLC and
                                                GGI. Director of Leben Dierkt Insurance.
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                                Company. Trustee of Gartmore Variable Insurance Trust and
                                                Gartmore Funds.
---------------------------------------------------------------------------------------------------------
Donna A. James       Director, GGI              Director and Executive Vice President of GGI. Executive
                                                Vice President and Chief Administrative Officer of
                                                Nationwide Mutual Insurance Company and NFS.
---------------------------------------------------------------------------------------------------------
W.G. Jurgensen       Director, GGI              Chief Executive Officer and Director of Nationwide
                                                Mutual Insurance Company, NFS, Cal Farm Insurance
                                                Company, Farmland Mutual Insurance Company, Nationwide
                                                Mutual Fire Insurance Company and Nationwide Property and
                                                Casualty Insurance Company. Chairman and Chief Executive
                                                Officer Nationwide General Insurance Company, Nationwide
                                                Indemnity Company, GGI and Nationwide Investment Services
                                                Corporation. Chairman of NorthPointe Capital, LLC and
                                                Nationwide Securities, Inc.
---------------------------------------------------------------------------------------------------------
Galen Barnes         Director, GGI              Director of Scottsdale Insurance Company and GGI. Director
                                                and Chairman of the Board of ALLIED Property and Casualty
                                                Insurance Company.
                                                President and Chief Executive Officer of Nationwide
                                                Mutual Insurance Company, Nationwide Mutual Fire
                                                Insurance Company and Nationwide Property and
                                                Casualty Insurance Company. Executive Vice President
                                                of NFS, Nationwide Life Insurance Company and
                                                Nationwide Life and Annuity Insurance Company.
---------------------------------------------------------------------------------------------------------
Robert A. Rosholt    Director, GGI              Executive Vice President-Finance and Investments of
                                                Nationwide Mutual Insurance Company, Nationwide
                                                Mutual Fire Insurance Company and NFS.
---------------------------------------------------------------------------------------------------------

             THE BOARD OF TRUSTEES OF TMF II UNANIMOUSLY RECOMMENDS APPROVAL OF A NEW ADVISORY AGREEMENT WITH GARTMORE-U.S.

              PROPOSAL 5: APPROVAL OF THE SSI SUBADVISORY AGREEMENT
             (Shareholders of MF Long-Short Fund vote separately.)

General Information

     Introduction

     At the Meeting, shareholders of the MF Long-Short Fund will be asked to approve the SSI Subadvisory Agreement. In connection with the approval of the Interim Gartmore-U.S. Agreement on behalf of the MF Long-Short Fund, the Board of TMF II also approved an interim subadvisory agreement between Gartmore-U.S.
and SSI dated February [    ], 2003, ("Interim SSI Agreement"). As a result of
the Acquisition, the Board of TMF II terminated the then current subadvisory agreement between SSI and MAM ("Previous SSI Agreement"), dated November 1, 2002, and approved the Interim SSI Agreement on behalf of the MF Long-Short Fund.

     Pursuant to Rule 15a-4 of the 1940 Act, the Interim SSI Agreement will terminate no later than June 16, 2003. Other than the term and effective dates, escrow provisions and other terms as permitted or required by Rule 15a-4, the proposed SSI Subadvisory Agreement is identical in form and terms to the Interim SSI Agreement and the Previous SSI Agreement.

     As discussed below, effective as of March 4, 2003, SSI has been providing subadvisory services to the MF Long-Short Fund under the terms of the Interim SSI Agreement. A copy of the proposed SSI Subadvisory Agreement is attached to this Prospectus/Proxy Statement as Exhibit F.

     Interim SSI Agreement

     To assure the continued supervision of the investments of the MF Long-Short Fund and the resulting termination of the Previous SSI Agreement, the Board of TMF II (including a majority of the Independent Trustees) approved the Interim SSI Agreement pursuant to Rule 15a-4 under the 1940 Act at an in-person meeting of the Board of TMF II held on January 14, 2003. As required by Rule 15a-4 and consistent with representations made by Gartmore-U.S. and SSI to the Board of TMF II, the terms and conditions of the Interim SSI Agreement are identical in all material respects to the Previous SSI Agreement (including the rate of the subadvisory fee), except for its dates of effectiveness and termination, escrow provisions and other terms permitted by Rule 15a-4. Since March 4, 2003, SSI has provided subadvisory services to the MF Long-Short Fund under the Interim SSI Agreement.

     The Interim SSI Agreement became effective on February 6, 2003 (the "Interim SSI Agreement Effective Date") and will terminate the earlier of 150 days from the Interim SSI Agreement Effective Date or upon shareholder approval of the New SSI Agreement. The Interim SSI Agreement also provides that the Board of TMF II, or, a majority of the MF Long-Short Fund's "outstanding voting securities," as that term is defined in the 1940 Act, may terminate the Interim SSI Agreement on 10 calendar days' written notice to either SSI or Gartmore-U.S. The Interim SSI Agreement also terminates immediately in the event of its "assignment," as that term is defined in the 1940 Act. The Previous SSI Agreement provided for its termination in the event of the termination of the Previous SSI Agreement between MAM and TMF II, on behalf of the MF Long-Short Fund. The Interim SSI Agreement contains a comparable provision in the event of the termination of the Interim Gartmore-U.S. Agreement.

     Pursuant to the terms of the Interim SSI Agreement, the maximum amount of compensation payable to SSI during this interim period is identical to that which would have been payable to SSI under the Previous SSI Agreement. The compensation to be paid to SSI by Gartmore-U.S. under the Interim SSI Agreement is being held in an interest-bearing escrow account with Boston Safe Deposit and Trust.

     In accordance with the provisions of Rule 15a-4, the Interim SSI Agreement also provides that, if the MF Long-Short Fund's shareholders approve the SSI Subadvisory Agreement no later than 150 days from the Interim SSI Agreement Effective Date, SSI is entitled to the compensation held in the interest-bearing escrow account (including interest earned on that amount). If the MF Long-Short Fund's shareholders do not approve the SSI Subadvisory Agreement within that time period, the Interim SSI Agreement provides that SSI is entitled to be paid, out of the interest-bearing escrow account, the lesser of the total amount held in the interest-bearing escrow account (plus interest earned on that amount) or any costs incurred by SSI in performing its duties under the Interim SSI Agreement prior to its termination (plus interest earned on the amount while in the interest-bearing escrow account). Any excess monies held in the interest-bearing escrow account will be returned to the MF Long-Short Fund.

     SSI Subadvisory Agreement

     At the March 5, 2003 Board meeting, the Board of TMF II approved the SSI Subadvisory Agreement. The SSI Subadvisory Agreement is identical in all material respects to the Previous SSI Agreement and Interim SSI Agreement (including the rate of subadvisory fee), except for its effective and termination dates, and with respect to the Interim SSI Agreement, the escrow provisions and other terms permitted or required by Rule 15a-4. Specifically, the SSI Subadvisory Agreement provides that the Agreement will become effective on the date the shareholders of the MF Long-Short Fund approve the SSI Subadvisory Agreement. If shareholders of the MF Long-Short Fund approve the SSI Subadvisory Agreement, the Agreement will remain in effect until the earlier of the second anniversary of the date of such shareholder approval, or until the Closing of the Reorganization (currently anticipated to occur on or about June 23, 2003), unless otherwise terminated. If the Reorganization of the MF Long-Short Fund is not approved, then SSI will consider whether it will continue to provide investment advisory services to the MF Long-Short Fund beyond June 23, 2003.

     In accordance with Rule 15a-4 under the 1940 Act, shareholder approval of the SSI Subadvisory Agreement is necessary in order for SSI to receive its fees under the Interim SSI Agreement. Approval of the SSI Subadvisory Agreement will also permit

SSI to continue to serve as subadviser to the MF Long-Short Fund until consummation of the Reorganization of that Fund.

     If shareholders of the MF Long-Short Fund do not approve the SSI Subadvisory Agreement, the Board of TMF II will take appropriate action with respect to the Fund's investment advisory arrangements.

     Approval of SSI Subadvisory Agreement

     If shareholders of the MF Long-Short Fund do not approve this Proposal 5 but approve Proposal 4, Gartmore-U.S. will continue to manage the Fund without SSI acting as the subadviser. If shareholders of the MF Long-Short Fund approve Proposal 5 but do not approve Proposal 4, the SSI Subadvisory Agreement will not take effect and the Board of TMF II will take appropriate action with respect to the MF Long-Short Fund's investment advisory arrangements.

     Board Considerations

     In determining whether to approve the Interim SSI Agreement and SSI Subadvisory Agreement, the Board of TMF II, including a majority of the Independent Trustees, relied on the same factors discussed at the Board meetings held on July 17 and 25, 2002, wherein the Board approved the Previous SSI Agreement.

     At the July 17 and 25, 2002 meetings, the Board received presentations and materials from MAM and SSI. The Board considered the search process and criteria used by MAM to select SSI. The Board also reviewed SSI's Form ADV filed with the SEC as well as other materials regarding SSI's personnel, operations, financial condition, research capabilities, investment philosophy, method of managing portfolios, quantitative models and investment results. During their extensive review of the services to be provided by SSI, the Trustees considered and analyzed several factors. In particular, the Trustees considered SSI's performance returns, which have exceeded the S&P 500(R) in each of the past five years. The Board also noted SSI's nearly 30 years of experience implementing a long-short investment strategy. The Board reviewed the quality and depth of SSI's organization and investment professionals by receiving a presentation from John Gottfurcht, SSI's President, and Amy Gottfurcht, SSI's Chairman and CEO, which discussed SSI's historical performance, team of analysts, and proprietary portfolio selection methodology. The Board also received positive information from MAM's review of SSI, including positive references and the long-term continuity among SSI's staff. In considering the fees and expenses borne by the MF Long-Short Fund and the profitability of the relationship for MAM and SSI, the Board noted that SSI's proposed compensation rate was competitive with industry rates for subadvisers with similar strategies. The Board also considered SSI's soft dollar practices, which appear to be in line with industry norms.

     In addition to the prior analysis, the Board also considered both the Interim SSI Agreement and SSI Subadvisory Agreement, in and of themselves, and as part of the Board's overall approval of the Plan. Based upon the considerations set forth above, the

Board of TMF II determined that the SSI Subadvisory Agreement is in the best interest of the MF Long-Short Fund and its shareholders. The Board believes that the MF Long-Short Fund will benefit from the subadvisory services to be provided under the SSI Subadvisory Agreement as it did when it previously recommended the approval of SSI as the subadviser of the MF Long-Short Fund.

Comparison/Discussion of the Previous SSI Agreement and SSI Subadvisory
Agreement

     Subadvisory Services

     The advisory services to be provided by SSI under the SSI Subadvisory Agreement are identical to those services to have been provided by SSI under the Previous SSI Agreement. SSI has the same obligations and duties under the SSI Subadvisory Agreement as under the Previous SSI Agreement. SSI is to provide its services in accordance with MF Long-Short Fund's investment objectives, policies, and restrictions, as stated in the MF Prospectus and SAI, including any resolutions of the Board of TMF II. Also, SSI will be subject to the directions of Gartmore-U.S. and TMF II's Board, to purchase, hold and sell investments on behalf of the MF Long-Short Fund and is to implement such determinations through the placement of orders for the execution of portfolio transactions. SSI is to monitor on a continuous basis the performance of the MF Long-Short Fund's assets. In providing these services, SSI will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of assets. SSI also contracted to provide a continuous investment program for the MF Long-Short Fund, including investment research.

     In addition, SSI is responsible for maintaining all books and records with respect to the securities transactions of the MF Long-Short Fund and is responsible for furnishing the Board with such periodic and special reports as the Board may request.

     Fees

     The rate of subadvisory fees payable to SSI under the SSI Subadvisory Agreement is the same as the rate for such fees payable under the Previous SSI Agreement.

     Payment of Expenses

     Under both the Previous SSI Agreement and the SSI Subadvisory Agreement, SSI is to pay all expenses incurred by it in connection with its activities under such Agreement, other than the cost of securities (including brokerage commissions, if any) purchased or sold for the MF Long-Short Fund.

     Brokerage

     SSI is authorized, subject to the supervision of the Gartmore-U.S. and TMF II Boards, to establish and maintain accounts on behalf of the MF Long-Short Fund and place orders for the purchase and sale of the MF Long-Short Fund's assets with or through, such brokers as SSI may elect and negotiate commissions to be paid on such transactions. SSI is not required to obtain the consent of Gartmore-U.S. or TMF II's Board prior to establishing any such brokerage account. SSI shall place all orders for the purchase and sale of portfolio investments for the MF Long-Short Fund's account with brokers selected by SSI. In placing orders with brokers, SSI attempts to obtain prompt execution of orders in an effective manner at the most favorable price. In assessing the best execution available for any transaction, SSI is required to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Consistent with this obligation, SSI is permitted, in its discretion and to the extent permitted by law, to purchase and sell portfolio securities to and from brokers who provided brokerage and research services (within the meaning of Section 28(e) of the 1934 Act) to or for the benefit of the MF Long-Short Fund and/or other accounts over which SSI exercises investment discretion. Subject to the review of the Board from time to time with respect to the extent and continuation of the policy, SSI is authorized to pay a broker who provides such brokerage and research services a commission for effecting a securities transaction that was in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, SSI determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of SSI with respect to the accounts as to which it exercised investment discretion.

     In executing portfolio transactions for the MF Long-Short Fund, SSI is permitted, but not obligated to, to the extent permitted by applicable laws and regulations, to aggregate the securities to be sold or purchased with its other clients where such aggregation is not inconsistent with the policies set forth in TMF II's registration statement. In such event, SSI is to allocate the securities so purchased or sold, and the expenses incurred in the transaction, pursuant to any applicable law or regulation and in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such other clients.

     The SSI Subadvisory Agreement contains identical provisions.

     Limitation of Liability

     The Previous SSI Agreement provides that SSI shall not be liable for any error of judgment or mistake of law or for any loss suffered by the MF Long-Short Fund in connection with the performance under the Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its duties or from reckless disregard by SSI of its obligations and duties under such Agreement.

     The SSI Subadvisory Agreement contains identical provisions.

     Continuance

     If shareholders of the MF Long-Short Fund approve the SSI Subadvisory Agreement, the Agreement will continue until two years from the date of its execution, unless earlier terminated. The SSI Subadvisory Agreement may be continued from year to year thereafter as to the MF Long-Short Fund by a majority vote of the Board of TMF II, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose, or by a vote of a majority of all votes attributable to the outstanding shares of that Fund.

     Termination

     The SSI Subadvisory Agreement provides that it may be terminated as to the MF Long-Short Fund at any time on 60 days' written notice to the other party, without the payment of any penalty, by the Fund (by vote of the Board of TMF II, or by vote of a majority of the outstanding voting securities of the MF Long-Short Fund) or by Gartmore-U.S. The SSI Subadvisory Agreement also provides that the Agreement will immediately terminate in the event of its assignment. The Previous SSI Agreement contained identical termination provisions.

     The Previous SSI Agreement was approved by shareholders of the MF Long-Short Fund on September 30, 2002 and terminated by the Board effective January 14, 2003.

     Additional Information About SSI

     SSI was founded in 1973 and manages approximately $900 million in assets as of December 31, 2002. SSI was one of the first investment managers to computerize the investment process, having developed a computer-based stock valuation model in the early 1970s. SSI's founders believed that fundamental analysis was key to producing consistent results over time. Accordingly, SSI uses both quantitative and fundamental analysis for stock selection. SSI's mission, throughout its 30 year history, has been to provide competitive returns with lower risk than other investment managers and comparable investment strategies. SSI's controlling shareholders are John D. Gottfurcht, the President and founder of SSI and Chairman of its Investment Policy Committee; Amy Jo Gottfurcht, the Chairman and Chief Executive Officer of SSI; and George M. Douglas, a Vice President and Chief Investment Officer of SSI.

     In addition to the MF Long-Short Fund, SSI currently serves as investment adviser to over 85 institutional investors and as sub-adviser to one investment company. The strategy employed for this investment company is slightly different from the investment objectives of the ML Long-Short Fund but both utilize a long-short position strategy. The net assets and investment advisory fees as of February 28, 2003, for the other investment company is set forth in the following table:

                   Fund                     Net Assets   Advisory   Expense
                                                          Fees*      Limits
---------------------------------------------------------------------------

                   Fund                     Net Assets   Advisory   Expense
                                                          Fees*      Limits
---------------------------------------------------------------------------
Salomon Smith Barney Capital Markets Fund   $49.5 mil.     1.00%      1.80%

*    Calculated as an annual percentage of the fund's average daily net assets.

The following table sets forth the name, address, and primary occupation of the key principals of SSI. The address for each principal is: 357 N. Canon Drive, Beverly Hills, CA 90210.

----------------------------------------------------------------------------------------------------------
        Name                  Title                                Principal Occupation
----------------------------------------------------------------------------------------------------------
                                             Founder of SSI.  John also manages the strategic direction of
John  D. Gottfurcht        President         the firm and the Investment Policy Committee.
----------------------------------------------------------------------------------------------------------
                                             Manages the strategic direction and daily management of SSI's
Amy Jo Gottfurct         Chairman & CEO      Marketing/Client Service, Administration, and Compliance
                                             Departments.
----------------------------------------------------------------------------------------------------------
                                             Chief Investment Officer for SSI. George also manages the
George M. Douglas     Vice President & CIO   Investment Management Department for SSI and is the Portfolio
                                             Manager for SSI's Hedged Convertible Strategy.
----------------------------------------------------------------------------------------------------------

             THE BOARD OF TRUSTEES OF TMF II UNANIMOUSLY RECOMMENDS
                   APPROVAL OF THE SSI SUBADVISORY AGREEMENT.

                               VOTING INFORMATION

General

     This Prospectus/Proxy Statement is furnished in connection with the solicitation by the Boards of the Montgomery Funds of proxies for use at the Meeting to be held on Friday, June 13, 2003 at [10:00] a.m., Pacific time at the principal offices of the Montgomery Funds, 101 California Street, 35th Floor, San Francisco, California 94111, and at any adjournments thereof. GGI has agreed to pay all costs associated with the solicitation of proxies. Neither the Acquired Funds nor the GMF Acquiring Funds will pay the costs of the solicitation of proxies. GGI is located at 1200 Conshohocken Road, Conshohocken, Pennsylvania 19428.

     MF Global Opportunities and MF Global Focus Funds

     Each share of the MF Global Opportunities and the MF Global Focus Funds is entitled to vote on the basis of one vote per share. Any fractional share shall be entitled to a proportionate fractional vote. Approval of each Proposal with respect to the MF Opportunities and MF Global Focus Funds requires the affirmative vote of the lesser of (1) 67% or more of the votes attributable to the shares of such Fund present at the Meeting, if the holders of more than 50% of the votes attributable to the shares entitled to be cast for that Fund are present in person or by proxy, or (2) more than 50% of the votes attributable to the shares of that Fund entitled to be cast.

     MF Long-Short Fund

     Each share of the MF Long-Short Fund is entitled to vote on the basis of one vote per dollar of the net asset value of each share as of the Record Date. Any fractional share of the MF Long-Short Fund shall have proportionately the same voting rights as a whole share. Approval of each Proposal with respect to the MF Long-Short Fund requires the affirmative vote of the lesser of (1) 67% or more of the votes attributable to the shares present at the Meeting, if the holders of more than 50% of the votes attributable to the shares entitled to be cast for the MF Long-Short Fund are present in person or by proxy, or (2) more than 50% of the votes attributable to the shares of the MF Long-Short Fund entitled to be cast.

     Quorum

     The presence in person or by proxy of the holders of record of shares issued and outstanding and entitled to vote representing 40% of the shares entitled to vote on a Proposal constitutes a quorum for that Proposal. Each Acquired Fund must have a quorum present in person or by proxy to vote on a Proposal. If a quorum is present for some Proposals but not others, those shareholders present in person or by proxy representing 40% of the shares entitled to vote on a Proposal may conduct the necessary vote as to that Proposal and then may adjourn the Meeting until such time as a quorum exists for each other Proposal. Whether or not a quorum is present, a majority of the votes properly cast upon the question of adjournment may adjourn the Meeting for a reasonable time after the date set for the original meeting without further notice. If the adjournment requires setting a new record date or the adjournment is more than 60 days from the date set for the original meeting (in which case the Boards of Trustees will set a new record date), the Montgomery Funds will give notice of the adjourned meeting to the shareholders. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

     Abstentions and Broker Non-Votes

     Abstentions shall be treated as votes present for purposes of determining whether a quorum exists. Broker non-votes, as described below, will not be treated as votes present for purposes of determining whether a quorum exists. For purposes of determining whether a Proposal has been approved, abstentions will have the effect of a vote "against" the Proposal and broker non-votes will be treated as not voting at all on the Proposals and, therefore, will generally have no effect. As used above, broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto.

     Appraisal Rights

     Shareholders of the Acquired Funds are not entitled to any "dissenters' rights" under the Declarations of Trust of the Montgomery Funds or under the laws of the State of Delaware or the Commonwealth of Massachusetts, as applicable, in connection with the Reorganizations. Shareholders do, however, have the right to redeem their Acquired Fund shares at net asset value until the business day immediately preceding the Closing Date. Thereafter, shareholders may redeem from the Gartmore Funds at net asset value the GMF Acquiring Fund shares acquired by them in the Reorganizations.

     Revocability of Proxy

     TMF shareholders may revoke previously submitted proxies at any time prior to the Meeting by: (i) submitting to TMF or TMF II a subsequently dated proxy ballot; (ii) delivering to TMF or TMF II a written notice of revocation; or
(iii) otherwise giving written notice of revocation at the Meeting. In all cases, any action to revoke a proxy must be taken before the authority granted in the proxy ballot is exercised. If shares are held in an account at a brokerage firm or bank, the shareholder should contact such brokerage firm or bank to change his or her vote.

     Record Date and Outstanding Shares

     The Boards of the Montgomery Funds have fixed the close of business on March 20, 2003, as the record date for the determination of shareholders entitled to vote at the Meeting. Only shareholders of record as of the record date are entitled to vote on each Proposal. The number of shares in the Acquired Funds outstanding as of the record date was:

--------------------------------------------------
       MONTGOMERY FUND          OUTSTANDING SHARES
--------------------------------------------------
MF Global Opportunities Fund
      Class R
              ----------
--------------------------------------------------
MF Global Focus Fund
      Class A
              ----------
      Class R
              ----------
--------------------------------------------------
MF Global Long-Short Fund

      Class A
              ----------
      Class B
              ----------
      Class C
              ----------
      Class R
              ----------
--------------------------------------------------

     Interest of Certain Persons Involved in Reorganization

     To the best knowledge of the Montgomery Funds, the following are the only persons who owned of record or beneficially, five percent or more of the outstanding shares of any class of the Acquired Funds:

-------------------------------------------------------------
                   Class of                      % of Fund
       Name &    Shares/Type    % of    % of       after
Fund   Address   of Ownership   Class   Fund   Reorganization
-------------------------------------------------------------

-------------------------------------------------------------

     To the best knowledge of the Montgomery Funds, the following are the only persons who owned of record or beneficially, more than 25% of the outstanding shares of any class of the Acquired Funds:

-------------------------------------------------------------
                   Class of                      % of Fund
       Name &    Shares/Type    % of    % of       after
Fund   Address   of Ownership   Class   Fund   Reorganization
-------------------------------------------------------------

-------------------------------------------------------------

     As of the record date, the Trustees and officers of the Montgomery Funds individually, and as a group, owned less than 1% of the outstanding shares of each Acquired Fund.

     As of the record date, to the best knowledge of the Gartmore Funds, only those persons listed on Exhibit G hereto, owned of record or beneficially more than 5% of the outstanding shares of any class of shares of the GMF Worldwide Leaders Fund. In addition, as of the record date, the Trustees and officers of the Gartmore Funds, individually, and as a group, owned less than [1%] of the outstanding shares of the GMF Worldwide Leaders Fund.

Other Matters

     Shareholder Proposals

     As a general matter, the Montgomery Funds do not hold regular annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Montgomery Funds should send such proposal to the Montgomery Funds at 101 California Street, San Francisco, California 94111. Rules promulgated by the SEC require that, to be considered for presentation at a shareholders' meeting, a shareholder's proposal must, among other things, be received at the offices of the Montgomery Funds a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

     Inquiries

     Shareholders or owners may make inquiries concerning these proposals by
contacting [            ] at [_____________.] The Montgomery Funds have engaged
Georgeson Shareholder to solicit proxies from shareholders at an anticipated cost of approximately $60,000, including out-of-pocket expenses (which cost and expenses will be paid by GGI). The Montgomery Funds expect that the solicitation would be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Montgomery Funds do not receive your proxy ballot by a certain time, you may receive a telephone call from Georgeson Shareholder asking you to give voting instructions.

     Delivery of Prospectus / Proxy Statement

     The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for the Montgomery Funds.

     In addition, the Montgomery Funds and a number of brokers with account holders who are Montgomery Fund shareholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker, or direct a written request to the Montgomery Funds at
[         ], [         ], [         ] or contact [         ] at (____)
[   ], [   ], .

     Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker or TMF.

     Board Recommendation

     After carefully considering the issues involved, the Boards of the Montgomery Funds have unanimously approved the proposed Reorganizations, the New Advisory Agreement for each of the Acquired Funds and the New Subadvisory Agreement for each of the Acquired Funds. The Boards of the Montgomery Funds recommends that you vote to approve the Plans, the New Advisory Agreements and the New Subadvisory Agreements for each Acquired Fund. Whether or not you expect to attend the Meeting, all shareholders are urged to sign, complete, and return the enclosed proxy ballot promptly.

                     EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibit

A-1  Form of Agreement and Plan of Reorganization between TMF and Gartmore Funds

A-2  Form of Agreement  and Plan of  Reorganization  between TMF II and Gartmore
     Funds

B    GMF Worldwide Leaders Fund's Management's Discussion of Fund Performance

C    Form of New Investment Advisory Agreement between TMF and Gartmore Global

D    Form of New Subadvisory Agreement between Gartmore Global and GGP

E    Form of New Investment Advisory Agreement between TMF II and Gartmore-U.S.

F    Form of New Subadvisory Agreement between Gartmore-U.S. and SSI

G    Certain Beneficial Owners of Shares of GMF Worldwide Leaders Fund

                                   EXHIBIT A-1

                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (this "Agreement") is dated as of March 14, 2003, and is among The Montgomery Funds, a Massachusetts business trust ("Montgomery"), Gartmore Mutual Funds, an Ohio business trust ("GMF"), Gartmore Global Investments, Inc., a Delaware corporation ("GGI") (with respect to Sections 5, 12 and 13 and subsection 1(c)(i)(B) only), and Commerzbank AG, a banking corporation organized under the laws of the Federal Republic of Germany ("Commerzbank") (with respect to Section 5 only).

                             Background Information

     A. Montgomery is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company of the management type and has issued and outstanding Class R and Class A shares of beneficial interest, $0.01 par value, of the following two series:

     Montgomery Global Opportunities Fund; and
     Montgomery Global Focus Fund (collectively, the "Acquired Funds" and singly, an "Acquired Fund").

     B. GMF is registered under the 1940 Act as an open-end investment company of the management type, and has issued and outstanding Class A shares of beneficial interest, without par value, of the Gartmore Worldwide Leaders Fund (the "Acquiring Fund").

     C. Each Acquired Fund plans to transfer all of its assets, and to assign all of its Stated Liabilities (as defined in Section 1(c)), to the Acquiring Fund, in exchange solely for Class A shares of beneficial interest, without par value, of the Acquiring Fund ("Acquiring Fund Shares"), which are voting securities, followed by the distribution of the Acquiring Fund Shares by each Acquired Fund to its shareholders in connection with the dissolution of the Acquired Fund, all upon the terms and provisions of this Agreement (each, a "Reorganization" and collectively, the "Reorganizations").

     D. Each of the Acquired Funds and the Acquiring Fund has elected to be a regulated investment company as described in Section 851 of the United States Internal Revenue Code of 1986, as amended (the "Code").

     E. This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Code for each Acquired Fund and the Acquiring Fund.

     F. The Board of Trustees of Montgomery has determined that the Reorganizations are in the best interests of Montgomery and each Acquired Fund and that the interests of the Acquired Funds' shareholders will not be diluted as a result thereof.

     G. The Board of Trustees of GMF has determined that the Reorganizations are in the best interests of GMF and the Acquiring Fund and that the interests of the Acquiring Fund's shareholders will not be diluted as a result thereof.

                             Statement of Agreement

      In consideration of the mutual promises herein contained, the parties to this Agreement hereby covenant and agree as follows:

1.   Plan of Reorganization

          (a) Sale of Assets. Subject to the prior approval of shareholders of the Acquired Funds and to the other terms and conditions contained herein (including the condition that each Acquired Fund shall distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(h) herein), Montgomery and each Acquired Fund agree to assign, convey, transfer and deliver to GMF and the Acquiring Fund, and GMF and the Acquiring Fund agree to acquire from Montgomery and each Acquired Fund on the Exchange Date (as defined below), all of the Investments (as defined below), cash and other assets of the Acquired Funds (collectively, "Assets"), in exchange for that number of full and fractional Acquiring Fund Shares having an aggregate net asset value equal to the value of all Assets of that Acquired Fund transferred to the Acquiring Fund, as provided in Section 4, less the liabilities of that Acquired Fund to be assumed by the Acquiring Fund as described below.

          (b) Assets Acquired. The Assets to be acquired by the Acquiring Fund from Montgomery on behalf of the Acquired Funds shall consist of all of the Acquired Funds' property, including, without limitation, all Investments (as defined below), cash and dividends or interest receivables which are owned by the Acquired Funds, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Funds, as of the Valuation Time described in Section 4. As used in this Agreement, the term "Investments" shall mean the Acquired Funds' investments shown on the statements of assets and liabilities at December 31, 2002 referred to in Section 2(c) hereof, as supplemented with such changes as Montgomery, on behalf of the Acquired Funds, shall make after December 31, 2002 only in the ordinary course of its business.

          (c) Liabilities Assumed. Prior to the Exchange Date, Montgomery will discharge or cause to be discharged, or make provision for the payment of, all of the Acquired Funds' known liabilities, obligations and any unreconciled differences. The Acquiring Fund shall assume (and the Acquired Funds shall thereupon be relieved of) (i) those liabilities, expenses, costs and charges of the Acquired Funds reflected in the unaudited statements of assets and liabilities of the Acquired Funds as of the Valuation Time, prepared by or on behalf of Montgomery and the Acquired Funds as of the Valuation Time (A) in accordance with generally accepted accounting principles consistently applied from and after December 31, 2002, and (B) pursuant to an "agreed upon procedures" audit to be conducted by PricewaterhouseCoopers LLP ("PWC") and paid for by GGI as of the Valuation Time in accordance with generally accepted accounting principles consistently applied, such audit to include an independent valuation by PWC of all Acquired Fund assets; and (ii) normal and reasonable operating expenses, costs and charges unknown at the Valuation Time, but excluding, without limitation, liabilities, expenses, costs and charges involving or relating to any legal, administrative or other enforcement proceedings as well as other extraordinary items ((i) and (ii) collectively referred to hereafter as the "Stated Liabilities").

          (d) Liquidation and Dissolution. Upon consummation of the transactions described in Sections 1(a), 1(b) and 1(c) above, each Acquired Fund shall distribute to its shareholders of record as of the Exchange Date the Acquiring Fund Shares received by it, each Acquired Fund shareholder of record thereof being entitled to receive that number of Acquiring Fund Shares equal in aggregate value to the value of the shares of beneficial interest, $0.01 par value, of the Acquired Fund held by such shareholder on such date, with shareholders of an Acquired Fund receiving Acquiring Fund Shares for Class R and Class A shares of that Acquired Fund. Montgomery shall take such further action as may be required, necessary or appropriate under Montgomery's Declaration of Trust, Massachusetts law and the Code to effect the complete liquidation and dissolution of the Acquired Funds. Montgomery, through its administrator, will fulfill all of its reporting and filing requirements under the 1940 Act, that arise both before and after the Exchange Date, including, without limitation, filing final tax returns and a final Form N-SAR, on behalf of the Acquired Funds.

2. Representations, Warranties and Agreements of Montgomery. Montgomery represents and warrants to and agrees with GMF and the Acquiring Fund that:

          (a) Montgomery is a business trust validly existing and in good standing under the laws of the Commonweatlh of Massachusetts and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Each Acquired Fund is a legally designated, separate series of Montgomery.

          (b) Montgomery is registered under the 1940 Act as an open-end investment company of the management type, and such registration has not been revoked or rescinded and is in full force and effect. Montgomery has elected to qualify and has qualified each of the Acquired Funds as a regulated investment company under Part I of Subchapter M of the Code as of and since such Acquired Fund's first taxable year, and each Acquired Fund is qualified and intends to continue to qualify as a regulated investment company for its current taxable year and for its taxable period ending upon its liquidation.

          (c) The statements of assets and liabilities, including the statements of investments as of June 30, 2002, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the two years in the period then ended, for the Acquired Funds, such statements having been audited by PricewaterhouseCoopers LLP, independent auditors of Montgomery, have been furnished to GMF. The unaudited statements of assets and liabilities, including the statements of investments as of December 31, 2002, and the related statements of operations and statements of changes in net assets for the period then ended, for the Acquired Funds, have been furnished to GMF. Such statements of assets and liabilities fairly present the financial position of the Acquired Funds as of such dates and such statements of operations and changes in net assets fairly reflect the results of operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles, and there are no known material liabilities of the Acquired Funds as of such dates which are not disclosed therein.

          (d) The prospectus of the Acquired Funds dated October 31, 2002 and its related Statement of Additional Information dated October 31, 2002, each as amended to date and as hereafter may be amended from time to time (together, the "Montgomery Prospectus"), in the form filed by or on behalf of Montgomery under the Securities Act of 1933, as amended (the "1933 Act"), with the U.S. Securities and Exchange Commission (the "Commission") and previously furnished to GMF, did not as of their date, do not as of the date hereof, and will not as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) Except as may have been previously disclosed in writing to GMF, there are no material legal, administrative or other proceedings pending or, to the knowledge of Montgomery, threatened against Montgomery or any Acquired Fund. Montgomery knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated by this Agreement.

          (f) There are no material contracts outstanding to which Montgomery, on behalf of any Acquired Fund, is a party, other than as disclosed in the Montgomery Prospectus or to GMF in writing, and there are no such contracts or commitments (other than this Agreement) which will be terminated with liability to Montgomery or any Acquired Fund on or prior to the Exchange Date.

          (g) The Acquired Funds have no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to them on the statements of assets and liabilities at December 31, 2002, and those incurred since that date in the ordinary course of Montgomery's business as an investment company and of a similar nature to and consistent with those shown on such statements of assets and liabilities at December 31, 2002. The Acquired Funds have not incurred, and will not incur, any liability of a material nature, contingent or otherwise, other than those incurred in the ordinary course of Montgomery's business as an investment company and of a similar nature to and consistent with those shown on such statements of assets and liabilities at December 31, 2002, from and after December 31, 2002, and through the Exchange Date, without the prior express written consent of GMF.

          (h) The Investments include, and as of the Exchange Date will include, only those securities or investments described in the Montgomery Prospectus and that are consistent with, and as of the Exchange Date will be consistent with, the investment objective, policies and restrictions of the applicable Acquired Fund in all material respects.

          (i) Montgomery and the Acquired Funds have filed or will file all federal, state and local tax returns which, to the knowledge of Montgomery's officers, are required to be filed by Montgomery and the Acquired Funds and have paid or will pay all federal, state and local taxes shown to be due on said returns or on any assessments received by Montgomery or the Acquired Funds. All tax liabilities of Montgomery and the Acquired Funds have been adequately provided for on their books, and no tax deficiency or liability of Montgomery or the Acquired Funds has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (j) As of both the Valuation Time and the Exchange Date and except for shareholder approval and otherwise as described in Section 2(l), Montgomery and the Acquired Funds will have full right, power and authority to assign, transfer and deliver the Investments and any other of the Assets to be transferred to GMF and the Acquiring Fund pursuant to this Agreement. On the Exchange Date, subject only to the delivery of the Investments and any such other Assets and the assumption of Stated Liabilities as contemplated by this Agreement, GMF and the Acquiring Fund will acquire the Investments and any such other Assets subject to no encumbrances, liens or security interests in favor of any third party creditor of Montgomery or any Acquired Fund and, except as described in Section 2(k), without any restrictions upon the transfer thereof.

          (k) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Montgomery or GMF, except as previously disclosed to GMF by Montgomery prior to the date hereof.

          (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Montgomery or any Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or Blue Sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or state laws applicable to business trusts.

          (m) The registration statement (the "N-14 Registration Statement") to be filed with the Commission by GMF on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and the proxy statement of Montgomery included therein (the "Proxy Statement"), on the effective date of the N-14 Registration Statement and insofar as they relate to Montgomery and the Acquired Funds, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 6 below and on the Exchange Date, the prospectus contained in the N-14 Registration Statement of which the Proxy Statement is a part, as amended or supplemented by any amendments or supplements filed with the Commission by GMF (together, the "N-14 Prospectus"), insofar as it relates to Montgomery and the Acquired Funds, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

3. Representations, Warranties and Agreements of GMF. GMF represents and warrants to and agrees with Montgomery and the Acquired Funds that:

          (a) GMF is a business trust validly existing under the laws of the State of Ohio and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement. The Acquiring Fund is a legally designated, separate series of GMF.

          (b) GMF is registered under the 1940 Act as an open-end investment company of the management type, and such registration has not been revoked or rescinded and is in full force and effect. GMF has elected to qualify and has qualified the Acquiring Fund as a regulated investment company under Part I of Subchapter M of the Code as of and since its first taxable year, and Acquiring Fund is qualified and intends to continue to qualify as a regulated investment company.

          (c) The statements of assets and liabilities, including the statements of investments as of October 31, 2002, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the two years in the period then ended, for the Acquiring Fund, such statements having been audited by PricewaterhouseCoopers LLP, independent auditors of GMF, have been furnished to Montgomery. Such statements of assets and liabilities fairly present the financial position of the Acquiring Fund as of such dates and such statements of operations and changes in net assets fairly reflect the results of operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles, and there are no known material liabilities of the Acquiring Fund as of such dates which are not disclosed therein.

          (d) The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on the statements of assets and liabilities at October 31, 2002, and those incurred in the ordinary course of GMF's business as an investment company since that date and of a similar nature to and consistent with those shown on such statement of assets and liabilities at October 31, 2002.

          (e) The prospectus of the Acquiring Fund and the related Statement of Additional Information dated as of March 1, 2003, as supplemented or amended to date, in the forms filed by GMF with the Commission (together, the "Acquiring Fund Prospectus"), have been furnished to Montgomery and do not and will not as of the Exchange Date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (f) Except as may have been previously disclosed to Montgomery, there are no material legal, administrative or other proceedings pending or, to the knowledge of

     GMF, threatened against GMF or the Acquiring Fund. GMF knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated by this Agreement.

          (g) There are no material contracts outstanding to which GMF, on behalf of the Acquiring Fund, is a party, other than as disclosed in the Acquiring Fund Prospectus or to Montgomery in writing.

          (h) GMF and the Acquiring Fund have filed or will file all federal, state and local tax returns which, to the knowledge of GMF's officers, are required to be filed by GMF and the Acquiring Fund and have paid or will pay all federal, state and local taxes shown to be due on such returns or on any assessments received by GMF or the Acquiring Fund. All tax liabilities of GMF and the Acquiring Fund have been adequately provided for on their books, and no tax deficiency or liability of GMF or the Acquiring Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (i) No consent, approval, authorization or order of any governmental authority is required for the consummation by GMF or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or Blue Sky laws or state laws applicable to business trusts.

          (j) As of both the Valuation Time and the Exchange Date and otherwise as described in Section 3(i), GMF and the Acquiring Fund will have full right, power and authority to acquire the Investments and any other Assets of the Acquired Funds and to assume the Stated Liabilities to be transferred to the Acquiring Fund pursuant to this Agreement.

          (k) The N-14 Registration Statement, the N-14 Prospectus and the Proxy Statement, on the effective date of the N-14 Registration Statement and insofar as they relate to GMF and the Acquiring Fund: (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 6 and on the Exchange Date, the N-14 Prospectus and the Proxy Statement, insofar as they relate to GMF and the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the N-14 Registration Statement, the N-14 Prospectus or the Proxy Statement made in reasonable reliance upon and in conformity with information furnished by

     Montgomery or any Acquired Fund to GMF for use in the N-14 Registration Statement, the N-14 Prospectus or the Proxy Statement.

          (l) GMF has no plan or intention to issue additional shares of the Acquiring Funds following the Reorganizations except for shares issued in the ordinary course of GMF's business as an open-end investment company, nor does GMF have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to Acquired Fund shareholders pursuant to the Reorganizations, other than through redemptions arising in the ordinary course of that business. GMF will actively continue the Acquired Funds' business in the same manner that the Acquired Funds conducted it immediately before the Reorganizations, and GMF has no plan or intention to sell or otherwise dispose of a substantial portion of the Investments to be acquired by the Acquiring Fund in the Reorganizations, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Acquiring Fund as a regulated investment company under Subchapter M of the Code.

          (m) The Acquiring Fund Shares to be issued by GMF have been duly authorized and, when issued and delivered by GMF to Montgomery pursuant to this Agreement and in accordance with the N-14 Registration Statement, will be legally and validly issued by GMF and will be fully paid and nonassessable and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. Other than this Agreement, there are no outstanding options, warrants or other rights to subscribe for or purchase the Acquiring Fund Shares.

          (n) The issuance of Acquiring Fund Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws, including the 1933 Act.

4. Exchange Date; Valuation Time. On the Exchange Date (as defined below), GMF will deliver to Montgomery a number of corresponding Acquiring Fund Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Funds acquired by the Acquiring Fund, less the value of the Stated Liabilities of the Acquired Funds assumed, determined as hereafter provided in this Section 4.

          (a) Delivery of the Assets of the Acquired Funds to be transferred, assumption of the Stated Liabilities of the Acquired Funds to be assumed hereunder, and the delivery of Acquiring Fund Shares to be issued shall be made at the offices of GMF, at 9:00 A.M. on June 23, 2003, or at such other time, date, and location agreed to by Montgomery and GMF, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

          (b) The Assets of each Acquired Fund, less the Stated Liabilities to be assumed hereunder, will be computed as of the Valuation Time, using the valuation procedures set forth in the Montgomery Prospectus.

          (c) The net asset value of each of the Acquiring Fund Shares will be determined to the nearest full cent as of the Valuation Time, using the valuation procedures set forth in the Acquiring Fund Prospectus. The Valuation Time shall be 4:00 P.M., Eastern time, on June 20, 2003, or such earlier or later day and time as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time"). In the event that at the Valuation Time either: (i) the New York Stock Exchange ("NYSE") or another primary exchange on which the portfolio securities of the Acquiring Fund or an Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (ii) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or an Acquired Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

          (d) The Acquiring Fund shall issue its Acquiring Fund Shares to Montgomery on a share deposit receipt registered in the name of Montgomery. Montgomery shall distribute in liquidation the Acquiring Fund Shares received by it hereunder pro rata to the shareholders of the Acquired Funds by redelivering such share deposit receipt to GMF's transfer agent, which will as soon as practicable make such modifications to the accounts for each former Acquired Fund shareholder as may be necessary and appropriate. On the Exchange Date, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

          (e) The Acquiring Fund shall assume all Stated Liabilities of the Acquired Funds in connection with the acquisition of Assets except that recourse for assumed Stated Liabilities related to an Acquired Fund shall be limited to the Acquiring Fund. Other than the Stated Liabilities, neither GMF nor the Acquiring Fund shall assume any other liabilities of Montgomery or the Acquired Funds, whether accrued or contingent in connection with the acquisition of Assets and subsequent dissolution of the Acquired Funds or Montgomery or otherwise.

5.   Expenses, Fees, etc.

          (a) Except as set forth below, each of Montgomery and GMF shall be responsible for its respective fees and expenses of the Reorganizations. Notwithstanding the foregoing, GGI, the parent corporation to the investment adviser of the Acquiring Fund, will be responsible for all of Montgomery's and GMF's fees, costs and expenses relating to (i) the Reorganizations, including, but not limited to, the N-14 Registration Statement, all of Montgomery's proxy solicitation costs (including the costs of preparing, printing and mailing proxy materials, the Special Shareholders Meeting, preparing this Agreement and associated legal fees), consultants retained by the Board of Trustees of Montgomery to assist the Board in evaluating the terms of the Reorganizations, and any and all special meetings of the Board of Trustees of Montgomery as such meetings relate to the Reorganizations and the Acquired Funds, including, but not limited to, special meetings held on December 16, 2002, January 14, 2003, February 11, 2003, February 19, 2003 and March 5, 2003 (collectively, the "Reorganization Expenses"), and (ii) the cost of run-off errors and omissions insurance for the Trustees and officers of Montgomery

     (limited only to matters related to the Acquired Funds and in a form reasonably acceptable to Montgomery and as described in Section 12 hereto).

          (b) Each of Montgomery, GMF, GGI and Commerzbank agrees to use its commercially reasonable best efforts to complete the Reorganizations. This agreement notwithstanding:

               (i) Should either Montgomery or GMF, in good faith, choose for commercially reasonable reasons to abandon one or more of the Reorganizations prior to their completion, or if such Reorganizations cannot be completed other than for a reason set forth in (ii), (iii), or
     (iv) below (collectively, the "Abandoned Reorganizations" and each, an "Abandoned Reorganization"), then the aggregate Reorganization Expenses that are reasonably related to the Abandoned Reorganization(s) shall be paid equally by each of GGI and Commerzbank.

               (ii) Should GMF (or GGI, as the case may be) breach or cause to be breached a material provision of this Agreement resulting in a failure to complete one or more of the Reorganizations, then GGI will bear 100% of the Reorganization Expenses that are reasonably related to the Reorganization(s) that are not completed for such reason.

               (iii) Should Montgomery breach or cause to be breached a material provision of this Agreement resulting in a failure to complete one or more of the Reorganizations, then Commerzbank will bear 100% of the Reorganization Expenses that are reasonably related to the Reorganization(s) that are not completed for such reason.

               (iv) Should any of the Reorganizations not receive the requisite vote of shareholders to approve such Reorganization(s), then GGI will bear 100% of the Reorganization Expenses that are reasonably related to the Reorganization(s) that are not completed for such reason.

          (c) In no event will GGI or GMF be responsible for or pay for any fees, expenses or costs associated with terminating any contracts to which Montgomery or any Acquired Fund is a party.

6.   Special Meeting of Shareholders; Dissolution

          (a) Montgomery agrees to call a special meeting of shareholders of the Acquired Funds as soon as is practicable for the purpose of considering the transfer of all of the Assets, subject to Stated Liabilities, of the Acquired Funds to the Acquiring Fund as herein provided, authorizing and approving this Agreement, and authorizing and approving the liquidation and dissolution of the Acquired Funds, and it shall be a condition to the obligations of each of the parties hereto that the holders of shares of beneficial interest, $0.01 par value, of the Acquired Funds shall have approved this Agreement, and the transactions contemplated herein, including the liquidation and dissolution of the Acquired Funds, in the manner required by law and Montgomery's Declaration of Trust at such a meeting on or before the Valuation Time. Certified copies of the results evidencing such approval shall be promptly delivered to GMF after such special meeting.

          (b) Montgomery agrees that the liquidation and dissolution of the Acquired Funds will be effected in the manner provided in Montgomery's Declaration of Trust and in accordance with applicable law, and that it will not make any distribution of any Acquiring Fund Shares to the shareholders of the Acquired Funds without first paying or adequately providing for the payment of all of the Acquired Funds' known debts, obligations and liabilities.

          (c) Each of Montgomery and GMF will cooperate with the other and will use its reasonable best efforts to complete and file the N-14 Registration Statement and otherwise to complete the Reorganizations, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the N-14 Registration Statement, including the N-14 Prospectus and the Proxy Statement included therein.

7. Conditions of Montgomery's Obligations. The obligations of Montgomery hereunder shall be subject to the following conditions:

          (a) This Agreement shall have been authorized and the transactions contemplated hereby, including the liquidation and dissolution of the Acquired Funds, shall have been approved by the Board of Trustees of GMF and the shareholders of the Acquired Funds in the manner required by law.

          (b) As of the Valuation Time and as of the Exchange Date, all representations and warranties of GMF made in this Agreement are true and correct in all material respects as if made at and as of such dates, GMF and the Acquiring Fund have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to each of such dates, and GMF shall have furnished to Montgomery a statement, dated the Exchange Date, signed by GMF's Secretary and Treasurer (or other financial officer) certifying satisfaction of this condition 7(b) as of such dates.

          (c) There shall not be any material litigation or administrative proceeding pending or overtly threatened with respect to the matters contemplated by this Agreement.

          (d) Montgomery shall have received an opinion of Stradley Ronon Stevens & Young LLP in form reasonably satisfactory to Montgomery, and dated the Exchange Date, to the effect that (i) GMF is a business trust validly existing under the laws of the State of Ohio, (ii) the Acquiring Fund is a legally designated, separate series of GMF, (iii) GMF is registered as an open-end management investment company under the 1940 Act, and, to the knowledge of such counsel, GMF's registration with the Commission as an investment company is in full force and effect, (iv) the Acquiring Fund Shares to be delivered to Montgomery as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by

     GMF and no shareholder of GMF has any preemptive right to subscription or purchase in respect thereof, (v) this Agreement has been duly authorized, executed and delivered by GMF, and assuming due authorization, execution and delivery of this Agreement by Montgomery, is a valid and binding obligation of GMF, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles, (vi) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate GMF's Amended Declaration of Trust or its By-Laws or any provision of any agreement known to such counsel to which GMF or the Acquiring Fund is a party or by which it is bound, (vii) the N-14 Registration Statement has been declared effective by the Commission and, to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by GMF or the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or Blue Sky laws, or as may be required under state laws applicable to business trusts, (viii) in the ordinary course of such counsel's representation of GMF and the Acquiring Fund, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to the Acquiring Fund) existing on or before the date(s) of mailing of the Proxy Statement or the Exchange Date, which are required to be described in the Proxy Statement or to be filed as an exhibit thereto that are not described or filed as required, (ix) in the ordinary course of such counsel's representation of GMF and the Acquiring Fund, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding or investigation before any court or governmental body that is presently pending or threatened as to the Acquiring Fund or any of its properties or assets, and to the knowledge of such counsel, GMF and the Acquiring Fund are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects GMF's and the Acquiring Fund's business, and (x) based on a review of the N-14 Prospectus and Proxy Statement (including any supplement or amendments thereto) in the form then most recently filed with the Commission and without making any other investigation, such counsel is not aware that those documents, as they relate to GMF and the Acquiring Fund, contain any untrue statement of a material fact or omit to state a material fact required to be started therein or necessary to make the statements therein not misleading. In rendering such opinion Stradley Ronon Stevens & Young LLP may incorporate certain reasonable and customary exclusions and limitations and may rely on certain reasonable assumptions and certifications of fact received from GMF and its officers.

          (e) Montgomery shall have received an opinion of Stradley Ronon Stevens & Young LLP addressed to Montgomery and GMF and in a form reasonably satisfactory to Montgomery dated the Exchange Date, with respect to the matters specified in Section 8(e) of this Agreement. In rendering such opinion Stradley Ronon Stevens & Young LLP may rely on certain reasonable assumptions and certifications of fact received from GMF and Montgomery.

          (f) All necessary proceedings taken by GMF in connection with the transactions contemplated by this Agreement and all documents incidental thereto reasonably shall be satisfactory in form and substance to Montgomery, Paul, Hastings, Janofsky & Walker LLP and Stradley Ronon Stevens & Young LLP.

          (g) The N-14 Registration Statement shall have become effective under the 1933 Act and any applicable Blue Sky provisions, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Montgomery, contemplated by the Commission or any state regulatory authority.

          (h) GMF and Montgomery shall have received from the Commission or other parties all required consents, orders and permits with respect to the Reorganization.

          (i) As of the Exchange Date, there shall have been no material change in the investment objective, policies and restrictions of the Acquiring Fund or any material change in the investment management fees, other fees payable for services provided to the Acquiring Fund, or any fee waiver or expense reimbursement undertakings of the Acquiring Fund from those objectives, policies, restructions, fee amounts and undertakings of the Acquiring Fund described in the Proxy Statement.

          (j) As of the Exchange Date, GMF's fidelity bond for the Acquiring Fund shall meet all applicable requirements under the 1940 Act based on the level of the Acquiring Fund's assets immediately after the Exchange Date.

          (k) GMF shall have executed and delivered to Montgomery an Assumption of Liabilities dated as of the Exchange Date pursuant to which the Acquiring Fund will assume all of the Stated Liabilities of the Acquired Funds as described in Section 1(c) hereof in connection with the transactions contemplated by this Agreement; provided that recourse for Stated Liabilities relating to an Acquired Fund shall be limited to the Acquiring Fund.

          (l) Montgomery shall have received a memorandum addressed to Montgomery and GMF, in form and substance reasonably satisfactory to them, prepared by BISYS Fund Services, Inc. concerning compliance with each relevant state's securities laws in connection with GMF's issuance of the Acquiring Fund Shares.

          (m) GGI has procured for the Trustees and officers of Montgomery the insurance coverage as described in Sections 5 and 12 of this Agreement.

          (n) GGI shall have, pursuant to Section 5 of this Agreement, paid or reimbursed Montgomery for all Reorganization Expenses reasonably incurred by Montgomery and that have been promptly submitted to GGI a reasonable period of time prior to the Exchange Date.

8. Conditions of GMF's Obligations. The obligations of GMF and the Acquiring Fund hereunder shall be subject to the following conditions:

          (a) This Agreement shall have been authorized and the transactions contemplated hereby, including the liquidation and dissolution of the Acquired Funds, shall have been approved by the Board of Trustees of Montgomery and shareholders of the Acquired Funds in the manner required by law.

          (b) As of the Valuation Time and as of the Exchange Date, all representations and warranties of Montgomery made in this Agreement are true and correct in all material respects as if made at and as of such dates, Montgomery and the Acquired Funds have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to each of such dates, and Montgomery shall have furnished to GMF a statement, dated the Exchange Date, signed by Montgomery's [Chairman] and Treasurer (or other financial officer) certifying satisfaction of this condition 8(b) as of such dates.

          (c) There shall not be any material litigation or administrative proceeding pending or overtly threatened with respect to the matters contemplated by this Agreement.

          (d) GMF shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP, in form reasonably satisfactory to GMF and dated the Exchange Date, to the effect that (i) Montgomery is a business trust validly existing [and in good standing] under the laws of the Commonwealth of Massachusetts, (ii) each Acquired Fund is a legally designated, separate series of Montgomery, (iii) Montgomery is registered as an open-end management investment company under the 1940 Act, and, to the knowledge of such counsel, Montgomery's registration with the Commission as an investment company is in full force and effect, (iv) this Agreement has been duly authorized, executed and delivered by Montgomery and, assuming due authorization, execution and delivery of this Agreement by GMF, is a valid and binding obligation of Montgomery, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles, (v) Montgomery has the business trust power to assign, convey, transfer and deliver the Investments and other Assets contemplated hereby, (vi) the execution and delivery of this Agreement did not and the consummation of the transactions contemplated hereby will not, violate Montgomery's Declaration of Trust or By-Laws, as amended, or any provision of any agreement known to such counsel to which Montgomery is a party or by which it is bound, (vii) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Montgomery of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or Blue Sky laws or state laws applicable to business trusts, (viii) in the ordinary course of such counsel's representation of Montgomery and the Acquired Funds, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to an Acquired Fund) existing on or before the date(s) of mailing of the Proxy Statement or the Exchange Date, which are required to be described in the Proxy Statement or to be filed as an exhibit thereto that are not described or filed as required, (ix) in the ordinary course of such counsel's representation of Montgomery and the Acquired Funds, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding or investigation before any court or governmental body that is presently pending or threatened as to Montgomery or an Acquired Fund or any of its properties or assets, and to the knowledge of such counsel, Montgomery and the Acquired Funds are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects Montgomery's and the Acquired Funds' business, and (x) based on a review of the N-14 Prospectus and Proxy Statement (including any supplement or amendments thereto) in the form then most recently filed with the Commission and without making any other investigation, such counsel is not aware that those documents, as they related to Montgomery and the Acquired Funds, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. In rendering such opinion, Paul, Hastings, Janofsky & Walker LLP may incorporate certain reasonable and customary exclusions and limitations and may rely upon certain reasonable and customary assumptions and certifications of fact received from Montgomery and its officers, and such opinion shall be limited to matters of federal and California law and the business trust law of the Commonwealth of Massachusetts.

          (e) GMF, on behalf of the Acquiring Fund, shall have received an opinion of Stradley Ronon Stevens & Young LLP, addressed to GMF and Montgomery, in form reasonably satisfactory to GMF and dated the Exchange Date, to the effect that for federal income tax purposes (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Funds as provided for in the Agreement in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Stated Liabilities of the Acquired Funds, followed by the distribution by the Acquired Funds to their shareholders of the Acquiring Fund Shares in complete liquidation of the Acquired Funds, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquired Funds and the Acquiring Fund each will be a "party to the reorganization" within the meaning of Section 368(b) of the Code: (ii) no gain or loss will be recognized by the Acquired Funds upon the transfer of all of their assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and Acquiring Fund's assumption of Acquired Funds' Stated Liabilities pursuant to Section 361(a) and Section 357(a) of the Code; (iii) no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Funds in exchange for the Acquiring Fund Shares pursuant to Section 1032(a) of the Code; (iv) no gain or loss will be recognized by the Acquired Funds upon the distribution of the Acquiring Fund Shares to their shareholders in complete liquidation of the Acquired Funds (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code; (v) the basis of the assets of the Acquired Funds received by the Acquiring Fund will be the same as the basis of these assets to the Acquired Funds immediately prior to the exchange pursuant to Section 362(b) of the Code; (vi) the holding period of the assets of the Acquired Funds received by the Acquiring Fund will include the period during which such assets were held by the Acquired Funds pursuant to Section 1223(2) of the Code; (vii) no gain or loss will be recognized by the shareholders of the Acquired Funds upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code; (viii) the basis of the

     Acquiring Fund Shares received by the shareholders of the Acquired Funds (including fractional shares to which they may be entitled) will be the same as the basis of the Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code; (ix) the holding period of the Acquiring Fund Shares received by the shareholders of the Acquired Funds (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shares were held as a capital asset pursuant to Section 1223(1) of the Code on the Closing Date; (x) the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the "Treasury Regulations"), the items of the Acquired Funds described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations. In rendering such opinion, Stradley Ronon Stevens & Young LLP may assume that the Reorganizations are carried out in accordance with the terms of this Agreement, the laws of the Commonwealth of Massachusetts and the State of Ohio, and rely upon certain reasonable and customary assumptions and certifications of fact received from GMF and Montgomery.

          (f) The N-14 Registration Statement shall have become effective under the 1933 Act and any applicable Blue Sky provisions, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of GMF, contemplated by the Commission or any state regulatory authority.

          (g) All necessary proceedings taken by Montgomery in connection with the transactions contemplated by this Agreement and all documents incidental thereto reasonably shall be satisfactory in form and substance to GMF, Paul, Hastings, Janofsky & Walker, LLP and Stradley Ronon Stevens & Young LLP.

          (h) Prior to the Exchange Date, each Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for its taxable year ended June 30, 2002 and the short taxable year beginning on July 1, 2002 and ending on the Valuation Time (computed without regard to any deduction for dividends paid), and all of its net capital gain realized in its taxable year ended June 30, 2002 and the short taxable year beginning July 1, 2002 and ending on the Valuation Time (after reduction for any capital loss carryover).

          (i) Montgomery shall have duly executed and delivered to GMF a bill of sale, assignment, certificate and other instruments of transfer ("Transfer Documents") as GMF reasonably may deem necessary or desirable to transfer all of Montgomery's entire right, title and interest in and to the Investments and all other Assets of the Acquired Funds to the Acquiring Fund.

          (j) Montgomery shall have delivered, or caused to be delivered, to GMF, on behalf of the Acquiring Fund, information, in a form reasonably satisfactory to GMF, concerning the tax basis of the Acquired Funds in all Investments transferred to the Acquiring Fund, together with shareholder information including (A) the names, addresses and taxpayer identification number of shareholders of the Acquired Funds as of the Exchange Date, (B) the number of shares in the Acquired Funds owned by each shareholder, (C) the dividend reinvestment elections applicable to each shareholder of the Acquired Funds, and (D) the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Funds with respect to each shareholder.

          (k) GMF and Montgomery shall have received from the Commission or other parties all required consents, orders and permits with respect to the Reorganization.

          (l) As of the Exchange Date, there shall have been no material change in the investment objectives, policies and restrictions of the Acquired Funds nor any material change in the investment management fees, other fees payable for services provided to each Acquired Fund, or any fee waiver or expense reimbursement undertakings of the Acquired Funds from those objectives, policies, restrictions, fee amounts and undertakings of the Acquired Funds described in the Proxy Statement.

9. Severability. Subject to the conditions set forth in this Agreement and notwithstanding anything herein which may be construed to the contrary, the failure of one of the Acquired Funds to consummate the transactions contemplated hereby shall not, or to comply with the conditions set forth in Section 8 of this Agreement may not, affect the consummation or validity of the Reorganization with respect to the other Acquired Fund, and the provisions of this Agreement shall be construed to effect this intent, including, without limitation, as the context requires, construing the term "Acquired Fund" as meaning only that series of Montgomery that is involved in the Reorganization as of the Exchange Date.

10.  Termination.

          (a) A majority of a party's Board of Trustees may terminate this Agreement with respect to the Acquiring Fund or the Acquired Funds, as appropriate, if: (i) the party's conditions precedent set forth in Sections 7 or 8, as appropriate, are not satisfied on the Exchange Date; (ii) it becomes reasonably apparent to the party's Board of Trustees that the other party will not be able to satisfy such conditions precedent on the Exchange Date; or (iii) the party's Board of Trustees determines that the consummation of the Reorganizations are not in the best interests of its shareholders and gives notice to the other party.

          (b) GMF and Montgomery may also, by mutual consent of their respective Trustees, terminate this Agreement, and GMF or Montgomery, after consultation with counsel and by consent of their respective Trustees or an officer authorized by such Trustees may, subject to Section 11 of this Agreement, waive any condition to their respective obligations hereunder.

11. Sole Agreement; Governing Law; Amendments. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

          This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officer of GMF and Montgomery; provided, however, that following the special meeting of the Acquired Funds' shareholders called by Montgomery pursuant to Section 7 of this Agreement, no such amendment may have the effect of altering or changing the amount or kind of shares received by Montgomery, or altering or changing to any material extent the amount or kind of liabilities assumed by GMF and the Acquiring Fund, or altering or changing any other terms and conditions of the Reorganizations if any of the alterations or changes, alone or in the aggregate, would materially adversely affect the Acquired Funds' shareholders without their further approval.

          This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

12. Insurance. GGI shall provide, for a period of not less than five years from the Exchange Date, errors and omissions insurance coverage covering the Trustees and officers of Montgomery (limited only to matters related to the Acquired Funds). Such errors and omissions insurance policy shall contain terms and shall provide coverage that are no less favorable than those contained in or provided by the errors and omissions insurance policy currently in effect covering the Trustees and officers of Montgomery.

13. Indemnification. GGI agrees that it, or a corporate affiliate that it may designate ("Gartmore"), shall indemnify, defend and hold harmless Montgomery's Trustees and the following officers of Montgomery (and any duly appointed replacement of such officers) (collectively, the "officers" and each, an "officer"): R. Stephen Doyle (Chairman), Johanne Castro (Assistant Secretary) and Elaine Lee (Assistant Secretary) against and from all losses, claims, demands, liabilities and expenses, including, without limitation, reasonable legal and other expenses incurred in defending claims of liabilities, arising out of or based upon actions or failures to act or omissions by the Trustees and such officers, as the case may be, with respect to an Acquired Fund as part of the Reorganizations, but only to the extent that such losses, claims, demands, liabilities and expenses are not covered by the liability insurance that Gartmore is required to obtain on behalf of and for the benefit of the Trustees and officers as set forth in Sections 5 and 12 above (but including the expenses, if any, of resolving any coverage issue under such liability insurance policy); provided, however, such indemnity shall not extend to losses, claims, demands, liabilities and expenses arising out of or based upon actions or omissions of the Trustees or the officers, as the case may be, that constitute willful misconduct, bad faith, gross negligence or reckless disregard by the Trustees or the officers, as the case may be, of their duties involved in the conduct of their respective offices.

14. Updating of Form N-14 Registration Statement. If at any time prior to the effective time of the Reorganization a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in the N-14 Registration Statement, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

15. Notices. Any notice, report, statement, certificate or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telecopy, certified mail or overnight express courier to:

          For the Acquired Fund:

          Dana Schmidt, President
          Montgomery Asset Management, LLC
          101 California Street
          San Francisco, CA 94111

          With a copy to:

          Julie Allecta
          Paul, Hastings, Janofsky & Walker LLP
          55 Second Street, 24th Floor
          San Francisco, CA 94105

          For the Acquiring Fund:

          Steve Johnson, Director of Strategic Planning
          Gartmore Global Investments, Inc.
          1200 River Road
          Conshohocken, PA 19428

          With copies to:

          Sharon Hayman, Director, Product Development
          Gartmore Global Investments, Inc.
          1200 River Road
          Conshohocken, PA 19428

          Kristin Ives
          Stradley Ronon Stevens & Young LLP
          2600 One Commerce Square
          Philadelphia, PA 19103

16. GMF, Montgomery and their Trustees. The terms "Garmore Mutual Funds," "The Montgomery Funds," the "Trustees of Gartmore Mutual Funds" and the "Trustees of The Montgomery Funds" refer respectively to the Trusts created and the Trustees, as trustees but not individually or personally, acting from time to time under an Amended Declaration of Trust dated as of October 30, 1997 (with respect to Gartmore Mutual

     Funds) or under a Declaration of Trust dated as of May 10, 1990 (with respect to The Montgomery Funds), as such have been or may be amended from time to time, and to which reference is hereby made and copies of which are on file at the office of the Secretary of State of the State of Ohio and the Secretary of State of Commonwealth of Massachusetts, respectively, and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of GMF entered into in the name or on behalf thereof by any of GMF's Trustees, representatives, or agents are not made individually, but only in their capacities with respect to Gartmore Mutual Funds. Such obligations are not binding upon any of the Trustees, shareholders, or representatives of GMF personally, but bind only the assets of the Acquiring Fund of GMF. The obligations of Montgomery entered into in the name or on behalf thereof by any of The Montgomery Funds' Trustees, representatives, or agents are not made individually, but only in their capacities with respect to The Montgomery Funds. Such obligations are not binding upon any of the Trustees, shareholders, or representatives of Montgomery personally, but bind only the assets of the Acquired Fund of Montgomery. All persons dealing with any series of shares of GMF or Montgomery must look solely to the assets of GMF or Montgomery, as the case may be, belonging to such series for the enforcement of any claims against such trust.

THE MONTGOMERY FUNDS                 GARTMORE MUTUAL FUNDS


By  /s/ R. Stephen Doyle             By /s/ Gerald Holland
    ------------------------------      ----------------------------------------
        R. Stephen Doyle                    Gerald Holland Treasurer - CFO
        Chairman, Board of Trustees

                                     GARTMORE GLOBAL INVESTMENTS, INC.
                                     (With respect to Sections 5, 12 and 13 and subsection 1(c)(i)(B) of this
                                     Agreement only)


                                     By /s/ Gerald Holland
                                        ----------------------------------------
                                            Gerald Holland SR. V.P. - CAO


                                     COMMERZBANK AG
                                     (With respect to Section 5 of this
                                     Agreement only)


                                     By
                                        ----------------------------------------
                                            (Name)   (Title)

                                   EXHIBIT A-2

                      AGREEMENT AND PLAN OF REORGANIZATION

     This Agreement and Plan of Reorganization (this "Agreement") is dated as of March 14, 2003, and is among The Montgomery Funds II, a Delaware statutory trust ("Montgomery II"), Gartmore Mutual Funds, an Ohio business trust ("GMF"), Gartmore Global Investments, Inc., a Delaware corporation ("GGI") (with respect to Sections 5, 11 and 12 and subsection 1(c) only), and Commerzbank AG, a banking corporation under the laws of the Federal Republic of Germany ("Commerzbank") (with respect to Section 5 only).

                             Background Information

     A. Montgomery II is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company of the management type and has issued and outstanding Class R, Class A, Class B, and Class C shares of beneficial interest, $0.01 par value, of the Montgomery Partners Long-Short Equity Plus Fund, formerly the Montgomery Global Long-Short Fund (the "Acquired Fund").

     B. GMF is registered under the 1940 Act as an open-end investment company of the management type, and has authorized the issuance of Class A, B, C, Institutional Services Class and Institutional Class shares of beneficial interest, without par value, of the Gartmore Long-Short Equity Plus Fund (the "Acquiring Fund").

     C. The Acquiring Fund currently is a shell series, without assets or liabilities, created for the purpose of acquiring the assets and certain liabilities of the Acquired Fund.

     D. The Acquired Fund plans to transfer all of its assets, and to assign all of its Stated Liabilities (as defined in Section 1(c)), to the Acquiring Fund, in exchange solely for Class A, B and C shares of beneficial interest, without par value, of the Acquiring Fund ("Acquiring Fund Shares"), which are voting securities, followed by the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in connection with the dissolution of the Acquired Fund, all upon the terms and provisions of this Agreement (together, the "Reorganization").

     E. The Acquired Fund has elected, and the Acquiring Fund intends to elect, to be a regulated investment company as described in Section 851 of the United States Internal Revenue Code of 1986, as amended (the "Code").

     F. This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Code for the Acquired Fund and the Acquiring Fund.

     G. The Board of Trustees of Montgomery II has determined that the Reorganization is in the best interests of Montgomery II and the Acquired Fund and that the interests of the Acquired Fund's shareholders will not be diluted as a result thereof.

     H. The Board of Trustees of GMF has determined that the Reorganization is in the interest of GMF and the acquiring Fund and that the interests of the Acquiring Fund's shareholders will not be diluted as a result thereof.

                             Statement of Agreement

     In consideration of the mutual promises herein contained, the parties to this Agreement hereby covenant and agree as follows:

1.   Plan of Reorganization

          (a) Sale of Assets. Subject to the prior approval of shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the condition that the Acquired Fund shall distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(h) herein), Montgomery II and the Acquired Fund agree to assign, convey, transfer and deliver to GMF and the Acquiring Fund, and GMF and the Acquiring Fund agree to acquire from Montgomery II and the Acquired Fund on the Exchange Date (as defined below), all of the Investments (as defined below), cash and other assets of the Acquired Fund (collectively, "Assets"), in exchange for that number of full and fractional Acquiring Fund Shares having an aggregate net asset value equal to the value of all Assets of the Acquired Fund transferred to the Acquiring Fund, as provided in Section 4, less the liabilities of the Acquired Fund to be assumed by the Acquiring Fund as described below.

          (b) Assets Acquired. The Assets to be acquired by the Acquiring Fund from Montgomery II, on behalf of the Acquired Fund, shall consist of all of the Acquired Fund's property, including, without limitation, all Investments (as defined below), cash and dividends or interest receivables which are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, as of the Valuation Time described in Section 4. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the statements of assets and liabilities at December 31, 2002 referred to in
     Section 2(c) hereof, as supplemented with such changes as Montgomery II, on behalf of the Acquired Fund, shall make after December 31, 2002 only in the ordinary course of its business.

          (c) Liabilities Assumed. Prior to the Exchange Date, Montgomery II will discharge or cause to be discharged, or make provision for the payment of, all of the Acquired Fund's known liabilities, obligations and unreconciled differences. The Acquiring Fund shall assume (and the Acquired Fund shall thereupon be relieved of) (i) those liabilities, expenses, costs and charges of the Acquired Fund reflected in the unaudited statements of assets and liabilities of the Acquired Fund as of the Valuation Time, prepared by or on behalf of Montgomery II and the Acquired Fund as of the Valuation Time (A) in accordance with generally accepted accounting principles consistently applied from and after December 31, 2002, and (B) pursuant to an "agreed upon procedures" audit to be conducted by PricewaterhouseCoopers LLP ("PWC") and paid for by GGI as of the Valuation Time in accordance with generally accepted accounting principles consistently applied, such audit to include an independent valuation by PWC of all Acquired Fund assets; and (ii) normal and reasonable operating expenses, costs and charges unknown at the Valuation Time, but excluding, without limitation, liabilities, expenses, costs and charges involving or relating to any legal, administrative or other enforcement proceedings as well as other extraordinary items ((ii) and (ii) collectively referred to hereafter as the "Stated Liabilities").

          (d) Liquidation and Dissolution. Upon consummation of the transactions described in Sections 1(a), 1(b) and 1(c) above, the Acquired Fund shall distribute to its shareholders of record as of the Exchange Date the Acquiring Fund Shares received by it, each Acquired Fund shareholder of record thereof being entitled to receive that number of Acquiring Fund Shares equal in aggregate value to the value of the shares of beneficial interest, $0.01 par value, of the Acquired Fund held by such shareholder on such date, with shareholders of the Acquired Fund receiving Class A Acquiring Fund Shares for Class R and Class A shares, Class B Acquiring Fund Shares for Class B shares, and Class C Acquiring Fund Shares for Class C shares. Montgomery II shall take such further action as may be required, necessary or appropriate under Montgomery II's Declaration of Trust, Delaware law and the Code to effect the complete liquidation and dissolution of the Acquired Fund. Montgomery II, through its administrator, will fulfill all of its reporting and filing requirements under the 1940 Act, that arise both before and after the Exchange Date, including without limitation filing final tax returns and a final Form N-SAR, on behalf of the Acquired Fund.

2. Representations, Warranties and Agreements of Montgomery II. Montgomery II represents and warrants to and agrees with GMF and the Acquiring Fund that:

          (a) Montgomery II is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The Acquired Fund is a legally designated, separate series of Montgomery II.

          (b) Montgomery II is registered under the 1940 Act as an open-end investment company of the management type, and such registration has not been revoked or rescinded and is in full force and effect. Montgomery II has elected to qualify and has qualified the Acquired Fund as a regulated investment company under Part I of Subchapter M of the Code as of and since the Acquired Fund's first taxable year, and the Acquired Fund is qualified and intends to continue to qualify as a regulated investment company for its current taxable year and for its taxable period ending upon its liquidation.

          (c) The statements of assets and liabilities, including the statements of investments as of June 30, 2002, and the related statements of operations for the year then ended, and statements of changes in net assets for each of the two years in the period then ended, for the Acquired Fund, such statements having been audited by PWC, independent auditors of Montgomery II, have been furnished to GMF. The unaudited statements of assets and liabilities, including the statements of investments as of December 31, 2002, and the related statements of operations and statements of changes in net assets for the period then ended, for the Acquired Fund, have been furnished to GMF. Such statements of assets and liabilities fairly present the financial position of the Acquired Fund as of such dates and such statements of operations and changes in net assets fairly reflect the results of operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles, and there are no known material liabilities of the Acquired Fund as of such dates which are not disclosed therein.

          (d) The prospectus of the Acquired Fund dated October 31, 2002 and its related Statement of Additional Information dated October 31, 2002, each as amended to date and as hereafter may be amended from time to time (together, the "Montgomery II Prospectus"), in the form filed by or on behalf of Montgomery II under the Securities Act of 1933, as amended (the "1933 Act"), with the U.S. Securities and Exchange Commission (the "Commission") and previously furnished to GMF, did not as of their date, do not as of the date hereof, and will not as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) Except as may have been previously disclosed in writing to GMF, there are no material legal, administrative or other proceedings pending or, to the knowledge of Montgomery II, threatened against Montgomery II or the Acquired Fund. Montgomery II knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated by this Agreement.

          (f) There are no material contracts outstanding to which Montgomery II, on behalf of the Acquired Fund, is a party, other than as disclosed in the Montgomery II Prospectus or to GMF in writing, and there are no such contracts or commitments (other than this Agreement) which will be terminated with liability to Montgomery II or the Acquired Fund on or prior to the Exchange Date.

          (g) The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to them on the statements of assets and liabilities at December 31, 2002, and those incurred since that date in the ordinary course of Montgomery II's business as an investment company and of a similar nature to and consistent with those shown on such statements of assets and liabilities at December 31, 2002. The Acquired Fund has not incurred, and will not incur, any liability of a material nature, contingent or otherwise, other than those incurred in the ordinary course of Montgomery II's business as an investment company and of a similar nature to and consistent with those shown on such statements of assets and liabilities at December 31, 2002, from and after December 31, 2002, and through the Exchange Date, without the prior express written consent of GMF.

          (h) The Investments include, and as of the Exchange Date will include, only those securities or investments described in the Montgomery II Prospectus and that are consistent with, and as of the Exchange Date will be consistent with, the investment objective, policies and restrictions of the Acquired Fund in all material respects.

          (i) Montgomery II and the Acquired Fund have filed or will file all federal, state and local tax returns which, to the knowledge of Montgomery II's officers, are required to be filed by Montgomery II and the Acquired Fund and have paid or will pay all federal, state and local taxes shown to be due on said returns or on any assessments received by Montgomery II or the Acquired Fund. All tax liabilities of Montgomery II and the Acquired Fund have been adequately provided for on their books, and no tax deficiency or liability of Montgomery II or the Acquired Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

          (j) As of both the Valuation Time and the Exchange Date and except for shareholder approval and otherwise as described in Section 2(l), Montgomery II and the Acquired Fund will have full right, power and authority to assign, transfer and deliver the Investments and any other of the Assets to be transferred to GMF and the Acquiring Fund pursuant to this Agreement. On the Exchange Date, subject only to the delivery of the Investments and any such other Assets and the assumption of Stated Liabilities as contemplated by this Agreement, GMF and the Acquiring Fund will acquire the Investments and any such other Assets subject to no encumbrances, liens or security interests in favor of any third party creditor of Montgomery II or the Acquired Fund and, except as described in Section 2(k), without any restrictions upon the transfer thereof.

          (k) No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Montgomery II or GMF, except as previously disclosed to GMF by Montgomery II prior to the date hereof.

          (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Montgomery II or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, state securities or Blue Sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or state laws applicable to business or statutory trusts.

          (m) The registration statement (the "N-14 Registration Statement") to be filed with the Commission by GMF on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and the proxy statement of Montgomery II included therein (the "Proxy Statement"), on the effective date of the N-14 Registration Statement and insofar as they relate to Montgomery II and the Acquired Fund, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 6 below and on the Exchange Date, the prospectus contained in the N-14 Registration Statement of which the Proxy Statement is a part, as amended or supplemented by any amendments or supplements filed with the Commission by GMF (together, the "N-14 Prospectus"), insofar as it relates to Montgomery II and the Acquired Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

3. Representations, Warranties and Agreements of GMF. GMF represents and warrants to and agrees with Montgomery II and the Acquired Fund that:

          (a) GMF is a business trust validly existing under the laws of the State of Ohio and has power to carry on its business as it is now being conducted and to carry out its obligations under this Agreement. The Acquiring Fund is a legally designated, separate series of GMF.

          (b)GMF is registered under the 1940 Act as an open-end investment company of the management type, and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund expects to qualify as a regulated investment company under Part I of Subchapter M of the Code.

          (c) The Acquiring Fund will have no assets or liabilities as of the Valuation Time.

          (d) The prospectus of the Acquiring Fund is expected to be dated as of a date in April 2003, and the related Statement of Additional Information to be dated as of such date in the form to be filed by or on behalf of GMF with the Commission (together, the "Acquiring Fund Prospectus"), will be furnished to Montgomery II promptly upon the completion thereof and will not as of their date or as of the Exchange Date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (e) Except as may have been previously disclosed to Montgomery II, there are no material legal, administrative or other proceedings pending or, to the knowledge of GMF, threatened against GMF or the Acquiring Fund. GMF knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated by this Agreement.

          (f) There are no material contracts outstanding to which GMF, on behalf of the Acquiring Fund, is a party, other than as disclosed in the Acquiring Fund Prospectus or to Montgomery II in writing.

          (g) No consent, approval, authorization or order of any governmental authority is required for the consummation by GMF or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or Blue Sky laws or state laws applicable to business trusts.

          (h) As of both the Valuation Time and the Exchange Date and otherwise as described in Section 3(g), GMF and the Acquiring Fund will have full right, power and authority to acquire the Investments and any other Assets of the Acquired Fund and to assume the Stated Liabilities to be transferred to the Acquiring Fund pursuant to this Agreement.

          (i) The N-14 Registration Statement, the N-14 Prospectus and the Proxy Statement, on the effective date of the N-14 Registration Statement and insofar as they relate to GMF and the Acquiring Fund: (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 6 and on the Exchange Date, the N-14 Prospectus and the Proxy Statement, insofar as they relate to GMF and the Acquiring Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the N-14 Registration Statement, the N-14 Prospectus or the Proxy Statement made in reasonable reliance upon and in conformity with information furnished by Montgomery II or the Acquired Fund to GMF for use in the N-14 Registration Statement, the N-14 Prospectus or the Proxy Statement.

          (j) GMF has no plan or intention to issue additional shares of the Acquiring Fund following the Reorganization except for shares issued in the ordinary course of GMF's business as an open-end investment company, nor does GMF have any plan or intention to redeem or otherwise reacquire any of the Acquiring Fund Shares issued to Acquired Fund shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business. GMF will actively continue the Acquired Fund's business in the same manner that the Acquired Fund conducted it immediately before the Reorganization, and GMF has no plan or intention to sell or otherwise dispose of a substantial portion of the Investments to be acquired by the Acquiring Fund in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Acquiring Fund as a regulated investment company under Subchapter M of the Code.

          (k) The Acquiring Fund Shares to be issued by GMF have been duly authorized and, when issued and delivered by GMF to Montgomery II pursuant to this Agreement and in accordance with the N-14 Registration Statement, will be legally and validly issued by GMF and will be fully paid and nonassessable and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. Other than this Agreement, there are no outstanding options, warrants or other rights to subscribe for or purchase the Acquiring Fund Shares.

          (l) The issuance of Acquiring Fund Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws, including the 1933 Act.

4. Exchange Date; Valuation Time. On the Exchange Date (as defined below), GMF will deliver to Montgomery II a number of corresponding Acquiring Fund Shares having an aggregate net asset value equal to the value of the Assets of the Acquired Fund acquired by the Acquiring Fund, less the value of the Stated Liabilities of the Acquired Fund assumed, determined as hereafter provided in this Section 4.

          (a) Delivery of the Assets of the Acquired Fund to be transferred, assumption of the Stated Liabilities of the Acquired Fund to be assumed hereunder, and the delivery of Acquiring Fund Shares to be issued shall be made at the offices of GMF, at 9:00 A.M. on June 23, 2003, or at such other time, date, and location agreed to by Montgomery II and GMF, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

          (b) The Assets of the Acquired Fund, less the Stated Liabilities to be assumed hereunder, will be computed as of the Valuation Time, using the valuation procedures set forth in the Montgomery II Prospectus.

          (c) The net asset value of each of the Acquiring Fund Shares will be equal to the net asset value per share of the corresponding class of shares of the Acquired Fund, determined to the nearest full cent as of the Valuation Time, using the valuation procedures set forth in the Acquiring Fund's prospectus. The Valuation Time shall be 4:00 P.M., Eastern time, on June 20, 2003, or such earlier or later day and time as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time"). In the event that at the Valuation Time either: (i) the New York Stock Exchange ("NYSE") or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (ii) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

          (d) The Acquiring Fund shall issue its Acquiring Fund Shares to Montgomery II on a share deposit receipt registered in the name of Montgomery II. Montgomery II shall distribute in liquidation the Acquiring Fund Shares received by it hereunder pro rata to the shareholders of the Acquired Fund by redelivering such share deposit receipt to GMF's transfer agent, which will as soon as practicable make such modifications to the accounts for each former Acquired Fund shareholder as may be necessary and appropriate. On the Exchange Date, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

          (e) The Acquiring Fund shall assume all Stated Liabilities of the Acquired Fund, in connection with the acquisition of Assets except that recourse for assumed Stated Liabilities related to the Acquired Fund shall be limited to the Acquiring Fund. Other than the Stated Liabilities, neither GMF nor the Acquiring Fund shall assume any other liabilities of Montgomery II or the Acquired Fund, whether accrued or contingent in connection with the acquisition of Assets and subsequent dissolution of the Acquired Fund or Montgomery II or otherwise.

5.   Expenses, Fees, etc.

          (a) Except as set forth below, each of Montgomery II and GMF shall be responsible for its respective fees and expenses of the Reorganization. Notwithstanding the foregoing, GGI, the parent corporation to the investment adviser of the Acquiring Fund, will be responsible for all of Montgomery II's and GMF's fees, costs and expenses relating to (i) the Reorganization, including, but not limited to, the N-14 Registration Statement, all of Montgomery II's proxy solicitation costs (including the costs of preparing, printing and mailing proxy materials, the Special Shareholders Meeting, preparing this Agreement and associated legal fees), consultants retained by the Board of Trustees of Montgomery to assist the Board in evaluating the terms of the Reorganization, and any and all such meetings of the Board of Trustees of Montgomery II as such meetings relate to the Reorganization and the Acquired Fund, including, but not limited to, special meetings held on December 16, 2002, January 14, 2003, February 11, 2003, February 19, 2003 and March 5, 2003 (collectively, the "Reorganization Expenses"). and (ii) the cost of run-off errors and omission insurance for the Trustees and officers of Montgomery II (limited only to matters related to the Acquired Fund and in a form reasonably acceptable to Montgomery II and as described in Section 11 hereto).

          (b) Each of Montgomery II, GMF, GGI and Commerzbank agrees to use its commercially reasonable best efforts to complete the Reorganization. This agreement notwithstanding:

               (i) Should either Montgomery II or GMF, in good faith, choose for commercially reasonable reasons to abandon the Reorganization prior to its completion, or if such Reorganization cannot be completed other than for a reason set forth in (ii), (iii), or (iv) below (the "Abandoned Reorganization"), then the aggregate Reorganization Expenses shall be paid equally by each of GGI and Commerzbank.

               (ii) Should GMF (or GGI, as the case may be) breach or cause to be breached a material provision of this Agreement resulting in a failure to complete the Reorganization, then GGI will bear 100% of the Reorganization Expenses.

               (iii) Should Montgomery II breach or cause to be breached a material provision of this Agreement resulting in a failure to complete the Reorganization, then Commerzbank will bear 100% of the Reorganization Expenses.

               (iv) Should the Reorganization not receive the requisite vote of shareholders to approve the Reorganization, then GGI will bear 100% of the Reorganization Expenses.

          (c) In no event will GGI or GMF be responsible for or pay for any fees, expenses or costs associated with terminating any contracts to which Montgomery II or the Acquired Fund is a party.

6.   Special Meeting of Shareholders; Dissolution

          (a) Montgomery II agrees to call a special meeting of shareholders of the Acquired Fund as soon as is practicable for the purpose of considering the transfer of all of the Assets, subject to Stated Liabilities, of the Acquired Fund to the Acquiring Fund as herein provided, authorizing and approving this Agreement, and authorizing and approving the liquidation and dissolution of the Acquired Fund, and it shall be a condition to the obligations of each of the parties hereto that the holders of shares of beneficial interest, $0.01 par value, of the Acquired Fund shall have approved this Agreement, and the transactions contemplated herein, including the liquidation and dissolution of the Acquired Fund, in the manner required by law and Montgomery II's Declaration of Trust at such a meeting on or before the Valuation Time. Certified copies of the resolutions evidencing such approval shall be promptly delivered to GMF after such special meeting.

          (b) Montgomery II agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in Montgomery II's Declaration of Trust and in accordance with applicable law, and that it will not make any distribution of any Acquiring Fund Shares to the shareholders of the Acquired Fund without first paying or adequately providing for the payment of all of the Acquired Fund's known debts, obligations and liabilities.

          (c) Each of Montgomery II and GMF will cooperate with the other and will use its reasonable best efforts to complete and file the N-14 Registration Statement and otherwise to consummate the Reorganization, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the N-14 Registration Statement, including the N-14 Prospectus and the Proxy Statement included therein.

7. Conditions of Montgomery II's Obligations. The obligations of Montgomery II hereunder shall be subject to the following conditions:

          (a) This Agreement shall have been authorized and the transactions contemplated hereby, including the liquidation and dissolution of the Acquired Fund, shall have been approved by the Board of Trustees of GMF and the shareholders of the Acquired Fund in the manner required by law.

          (b) As of the Valuation Time and as of the Exchange Date, all representations and warranties of GMF made in this Agreement are true and correct in all material respects as if made at and as of such dates, GMF and the Acquiring Fund have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied at or prior to each of such dates, and GMF shall have furnished to Montgomery II a statement, dated the Exchange Date, signed by GMF's Secretary and Treasurer (or other financial officer) certifying satisfaction of this condition 7(b) as of such dates.

          (c) There shall not be any material litigation or administrative proceeding pending or overtly threatened with respect to the matters contemplated by this Agreement.

          (d) Montgomery II shall have received an opinion of Stradley Ronon Stevens & Young LLP in form reasonably satisfactory to Montgomery II, and dated the Exchange Date, to the effect that (i) GMF is a business trust validly existing under the laws of the State of Ohio, (ii) the Acquiring Fund is a legally designated, separate series of GMF, (iii) GMF is registered as an open-end management investment company under the 1940 Act, and, to the knowledge of such counsel, GMF's registration with the Commission as an investment company is in full force and effect, (iv) the Acquiring Fund Shares to be delivered to Montgomery II as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by GMF and no shareholder of GMF has any preemptive right to subscription or purchase in respect thereof, (v) this Agreement has been duly authorized, executed and delivered by GMF, and assuming due authorization, execution and delivery of this Agreement by Montgomery II, is a valid and binding obligation of GMF, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles, (vi) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate GMF's Amended Declaration of Trust or its By-Laws or any provision of any agreement known to such counsel to which GMF or the Acquiring Fund is a party or by which it is bound, (vii) the N-14 Registration Statement has been declared effective by the Commission and, to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by GMF or the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or Blue Sky laws, or as may be required under state laws applicable to business trusts, (viii) in the ordinary course of such counsel's representation of GMF and the Acquiring Fund, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to the Acquiring Fund) existing on or before the date(s) of mailing of the Proxy Statement or the Exchange Date, which are required to be described in the Proxy Statement or to be filed as an exhibit thereto that are not described or filed as required, (ix) in the ordinary course of such counsel's representation of GMF and the Acquiring Fund, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding or investigation before any court or governmental body that is presently pending or threatened as to the Acquiring Fund or any of its properties or assets, and to the knowledge of such counsel, GMF and the Acquiring Fund are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects GMF's and the Acquiring Fund's business, and (x) based on a review of the N-14 Prospectus and Proxy Statement (including any supplement or amendments thereto) in the form then most recently filed with the Commission and without making any other investigation, such counsel is not aware that those documents, as they relate to GMF and the Acquiring Fund, contain any untrue statement of a material fact or omit to state a material fact required to be started therein or necessary to make the statements therein not misleading. In rendering such opinion Stradley Ronon Stevens & Young LLP may incorporate certain reasonable and customary exclusions and limitations and may rely on certain reasonable assumptions and certifications of fact received from GMF and its officers.

          (e) Montgomery II shall have received an opinion of Stradley Ronon Stevens & Young LLP addressed to Montgomery II and GMF in a form reasonably satisfactory to Montgomery II dated the Exchange Date, with respect to the matters specified in Section 8(e) of this Agreement. In rendering such opinion Stradley Ronon Stevens & Young LLP may rely on certain reasonable assumptions and certifications of fact received from GMF and Montgomery II.

          (f) All necessary proceedings taken by GMF in connection with the transactions contemplated by this Agreement and all documents incidental thereto reasonably shall be satisfactory in form and substance to Montgomery II, Paul, Hasting, Janofsky & Walker LLP and Stradley Ronon Stevens & Young LLP.

          (g) The N-14 Registration Statement shall have become effective under the 1933 Act and any applicable Blue Sky provisions, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Montgomery II, contemplated by the Commission or any state regulatory authority.

          (h) GMF and Montgomery II shall have received from the Commission or other parties all required consents, orders and permits with respect to the Reorganization.

          (i) As of the Exchange Date, there shall have been no material change in the investment objective, policies and restrictions of the Acquiring Fund or any material change in the investment management fees, other fees payable for services provided to the Acquiring Fund, or any fee waiver or expense reimbursement undertakings of the Acquiring Fund from those objectives, policies, restrictions, fee amounts and undertakings of the Acquiring Fund described in the Proxy Statement.

          (j) As of the Exchange Date, GMF's fidelity bond for the Acquiring Fund shall meet all applicable requirements under the 1940 Act based on the level of the Acquiring Fund's assets immediately after the Exchange Date.

          (k) GMF shall have executed and delivered to Montgomery II an Assumption of Liabilities dated as of the Exchange Date pursuant to which the Acquiring Fund will assume all of the Stated Liabilities of the Acquired Fund as described in Section 1(c) hereof in connection with the transactions contemplated by this Agreement; provided that recourse for Stated Liabilities relating to the Acquired Fund shall be limited to the Acquiring Fund.

          (l) Montgomery II shall have received a memorandum addressed to Montgomery II and GMF, in form and substance reasonably satisfactory to them, prepared by BISYS Fund Services, Inc. concerning compliance with each relevant state's securities laws in connection with GMF's issuance of the Acquiring Fund Shares.

          (m) GGI has procured for the Trustees and officers of Montgomery II the insurance coverage as described in Sections 5 and 11 of this Agreement.

          (n) GGI shall have, pursuant to Section 5 of this Agreement, paid or reimbursed Montgomery II for all Reorganization Expenses reasonably incurred by Montgomery II and that have been promptly submitted to GGI a reasonable period of time prior to the Exchange Date.

8. Conditions of GMF's Obligations. The obligations of GMF and the Acquiring Fund hereunder shall be subject to the following conditions:

          (a) This Agreement shall have been authorized and the transactions contemplated hereby, including the liquidation and dissolution of the Acquired Fund, shall have been approved by the Board of Trustees of Montgomery II and shareholders of the Acquired Fund in the manner required by law.

          (b) As of the Valuation Time and as of the Exchange Date, all representations and warranties of Montgomery II made in this Agreement are true and correct in all material respects as if made at and as of such dates, Montgomery II and the Acquired Fund have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to each of such dates, and Montgomery II shall have furnished to GMF a statement, dated the Exchange Date, signed by Montgomery II's Chairman and Treasurer (or other financial officer) certifying satisfaction of this condition 8(b) as of such dates.

          (c) There shall not be any material litigation or administrative proceeding pending or overtly threatened with respect to the matters contemplated by this Agreement.

          (d) GMF shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP, in form reasonably satisfactory to GMF and dated the Exchange Date, to the effect that (i) Montgomery II is a statutory trust validly existing and in good standing under the laws of the State of Delaware, (ii) the Acquired Fund is a legally designated, separate series of Montgomery II, (iii) Montgomery II is registered as an open-end management investment company under the 1940 Act, and, to the knowledge of such counsel, Montgomery II's registration with the Commission as an investment company is in full force and effect, (iv) this Agreement has been duly authorized, executed and delivered by Montgomery II and, assuming due authorization, execution and delivery of this Agreement by GMF, is a valid and binding obligation of Montgomery II, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles, (v) Montgomery II has power to assign, convey, transfer and deliver the Investments and other Assets contemplated hereby, (vi) the execution and delivery of this Agreement did not and the consummation of the transactions contemplated hereby will not, violate Montgomery II's Declaration of Trust or By-Laws, as amended, or any provision of any agreement known to such counsel to which Montgomery II is a party or by which it is bound, (vii) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Montgomery II of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or Blue Sky laws or state laws applicable to business or statutory trusts, (viii) in the ordinary course of such counsel's representation of Montgomery II and the Acquired Fund, and without having made any investigation, such counsel does not know of any legal or governmental proceedings (only insofar as they relate to the Acquired Fund) existing on or before the date(s) of mailing of the Proxy Statement or the Exchange Date, which are required to be described in the Proxy Statement or to be filed as an exhibit thereto that are not described or filed as required, (ix) in the ordinary course of such counsel's representation of Montgomery II and the Acquired Fund, and without having made any investigation, and except as otherwise disclosed, such counsel is not aware of any litigation or administrative proceeding or investigation before any court or governmental body that is presently pending or threatened as to Montgomery II or the Acquired Fund or any of its properties or assets, and to the knowledge of such counsel, Montgomery II and the Acquired Fund are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects Montgomery II's and the Acquired Fund's business, and (x) based on a review of the N-14 Prospectus and Proxy Statement (including any supplement or amendments thereto) in the form then most recently filed with the Commission and without making any other investigation, such counsel is not aware that those documents, as they related to Montgomery II and the Acquired Fund, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. In rendering such opinion, Paul, Hastings, Janofsky & Walker LLP may incorporate certain reasonable and customary exclusions and limitations and may rely upon certain reasonable and customary assumptions and certifications of fact received from Montgomery II and its officers, and such opinion shall be limited to matters of federal and California law and the statutory trust law of the State of Delaware.

          (e) GMF, on behalf of the Acquiring Fund, shall have received an opinion of Stradley Ronon Stevens & Young LLP, addressed to GMF and Montgomery II, in form reasonably satisfactory to GMF and dated the Exchange Date, to the effect that for federal income tax purposes (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund as provided for in the Agreement in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the Stated Liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of
     Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund each will be a "party to the reorganization" within the meaning of
     Section 368(b) of the Code: (ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and Acquiring Fund's assumption of Acquired Fund's Stated Liabilities pursuant to Section 361(a) and Section 357(a) of the Code; (iii) no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares pursuant to Section 1032(a) of the Code; (iv) no gain or loss will be recognized by the Acquired Fund upon the distribution of the Acquiring Fund Shares to its shareholders in complete liquidation of the Acquired Fund (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code; (v) the basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the basis of these assets to the Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code; (vi) the holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the period during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code; (vii) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code; (viii) the basis of the Acquiring Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will be the same as the basis of the Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code; (ix) the holding period of the

     Acquiring Fund Shares received by the shareholders of the Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shares were held as a capital asset pursuant to Section 1223(1) of the Code on the Closing Date; (x) the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the "Treasury Regulations"), the items of the Acquired Fund described in Section 381(c) of the Code. In rendering such opinion, Stradley Ronon Stevens & Young LLP may assume that the Reorganization is carried out in accordance with the terms of this Agreement, the laws of the State of Delaware and the State of Ohio, and rely upon certain reasonable and customary assumptions and certifications of fact received from GMF and Montgomery II.

          (f) The N-14 Registration Statement shall have become effective under the 1933 Act and any applicable Blue Sky provisions, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of GMF, contemplated by the Commission or any state regulatory authority.

          (g) All necessary proceedings taken by Montgomery II in connection with the transactions contemplated by this Agreement and all documents incidental thereto reasonably shall be satisfactory in form and substance to GMF, Paul, Hastings, Janofsky & Walker, LLP and Stradley Ronon Stevens & Young LLP.

          (h) Prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for its taxable year ended June 30, 2002 and the short taxable year beginning on July 1, 2002 and ending on the Valuation Time (computed without regard to any deduction for dividends paid), and all of its net capital gain realized in its taxable year ended June 30, 2002 and the short taxable year beginning July 1, 2002 and ending on the Valuation Time (after reduction for any capital loss carryover).

          (i) Montgomery II shall have duly executed and delivered to GMF a bill of sale, assignment, certificate and other instruments of transfer ("Transfer Documents") as GMF reasonably may deem necessary or desirable to transfer all of Montgomery II's entire right, title and interest in and to the Investments and all other Assets of the Acquired Fund to the Acquiring Fund.

          (j) Montgomery II shall have delivered, or caused to be delivered, to GMF, on behalf of the Acquiring Fund, information, in a form reasonably satisfactory to GMF, concerning the tax basis of the Acquired Fund in all Investments transferred to the Acquiring Fund, together with shareholder information including (A) the names, addresses and taxpayer identification number of shareholders of the Acquired Fund as of the Exchange Date, (B) the number of shares in the Acquired Fund owned by each shareholder, (C) the dividend reinvestment elections applicable to each shareholder of the Acquired Fund, and (D) the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder.

          (k) GMF and Montgomery II shall have received from the Commission or other parties all required consents, orders and permits with respect to the Reorganization.

          (l) As of the Exchange Date, there shall have been no material change in the investment objective, policies and restrictions of the Acquired Fund nor any material change in the investment management fees, other fees payable for services provided to the Acquired Fund, or any fee waiver or expense reimbursement undertakings of the Acquired Fund from those objectives, policies, restrictions, fee amounts and undertakings of the Acquired Fund described in the Proxy Statement.

9.   Termination.

          (a) A majority of a party's Board of Trustees may terminate this Agreement with respect to the Acquiring Fund or the Acquired Fund, as appropriate, if: (i) the party's conditions precedent set forth in Sections 7 or 8, as appropriate, are not satisfied on the Exchange Date; (ii) it becomes reasonably apparent to the party's Board of Trustees that the other party will not be able to satisfy such conditions precedent on the Exchange Date; or (iii) the party's Board of Trustees determines that the consummation of the Reorganization is not in the best interests of its shareholders and gives notice to the other party.

          (b) GMF and Montgomery II may also, by mutual consent of their respective Trustees, terminate this Agreement, and GMF or Montgomery II, after consultation with counsel and by consent of their respective Trustees or an officer authorized by such Trustees may, subject to Section 10 of this Agreement, waive any condition to their respective obligations hereunder.

10. Sole Agreement; Governing Law; Amendments. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter and shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

          This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officer of GMF and Montgomery II; provided, however, that following the special meeting of the Acquired Fund's shareholders called by Montgomery II pursuant to
     Section 7 of this Agreement, no such amendment may have the effect of altering or changing the amount or kind of shares received by Montgomery II, or altering or changing to any material extent the amount or kind of liabilities assumed by GMF and the Acquiring Fund, or altering or changing any other terms and conditions of the Reorganization if any of the alterations or changes, alone or in the aggregate, would materially adversely affect the Acquired Fund's shareholders without their further approval.

          This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11. Insurance. GGI shall provide, for a period of not less than five years from the Exchange Date, errors and omissions insurance coverage covering the Trustees and officers of

     Montgomery II (limited only to matters related to the Acquired Fund). Such errors and omissions insurance policy shall contain terms and shall provide coverage that are no less favorable than those contained in or provided by the errors and omissions insurance policy currently in effect covering the Trustees and officers of Montgomery II.

12. Indemnification. GGI agrees that it, or a corporate affiliate that it may designate ("Gartmore"), shall indemnify, defend and hold harmless Montgomery II's Trustees and the following officers of Montgomery II (and any duly appointed replacement of any such officers) (collectively, the "officers" and each, an "officer"): R. Stephen Doyle (Chairman), Johanne Castro (Assistant Secretary) and Elaine Lee (Assistant Secretary) against and from all losses, claims, demands, liabilities and expenses, including, without limitation, reasonable legal and other expenses incurred in defending claims of liabilities, arising out of or based upon actions or failures to act or omissions by the Trustees and such officers, as the case may be, with respect to an Acquired Fund as part of the Reorganization, but only to the extent that such losses, claims, demands, liabilities and expenses are not covered by the liability insurance that Gartmore is required to obtain on behalf of and for the benefit of the Trustees and officers as set forth in Sections 5 and 11 above (but including the expenses, if any, of resolving any coverage issue under such liability insurance policy); provided, however, such indemnity shall not extend to losses, claims, demands, liabilities and expenses arising out of or based upon actions or omissions of the Trustees or the officers, as the case may be, that constitute willful misconduct, bad faith, gross negligence or reckless disregard by the Trustees or the officers, as the case may be, of their duties involved in the conduct of their respective offices.

13. Updating of Form N-14 Registration Statement. If at any time prior to the effective time of the Reorganization a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in the N-14 Registration Statement, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

14. Notices. Any notice, report, statement, certificate or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telecopy, certified mail or overnight express courier to:

          For the Acquired Fund:

          Dana Schmidt, President
          Montgomery Asset Management, LLC
          101 California Street
          San Francisco, CA 94111

          With a copy to:

          Julie Allecta
          Paul, Hastings, Janofsky & Walker LLP
          55 Second Street, 24th Floor
          San Francisco, CA 94105

          For the Acquiring Fund:

          Steve Johnson, Director of Strategic Planning
          Gartmore Global Investments, Inc.
          1200 River Road
          Conshohocken, PA 19428

          With copies to:

          Sharon Hayman, Director, Product Development
          Gartmore Global Investments, Inc.
          1200 River Road
          Conshohocken, PA 19428

          Kristin Ives
          Stradley Ronon Stevens & Young LLP
          2600 One Commerce Square
          Philadelphia, PA 19103

15. GMF, Montgomery II and their Trustees. The terms "Garmore Mutual Funds," "The Montgomery Funds II," the "Trustees of Gartmore Mutual Funds" and the "Trustees of The Montgomery Funds II" refer respectively to the Trusts created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated as of October 30, 1997 (with respect to Gartmore Mutual Funds) or under a Declaration of Trust dated as of August 16, 1994 (with respect to Montgomery Funds II), as such have been or may be amended from time to time, and to which reference is hereby made and copies of which are on file at the office of the Secretary of State of the State of Ohio and the Secretary of State of the State of Delaware, respectively, and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of GMF entered into in the name or on behalf thereof by any of GMF's Trustees, representatives, or agents are not made individually, but only in their capacities with respect to Gartmore Mutual Funds. Such obligations are not binding upon any of the Trustees, shareholders, or representatives of GMF personally, but bind only the assets of the Acquiring Fund of GMF. The obligations of Montgomery II entered into in the name or on behalf thereof by any of Montgomery II Trustees, representatives, or agents are not made individually, but only in their capacities with respect to Montgomery II. Such obligations are not binding upon any of the Trustees, shareholders, or representatives of Montgomery II personally, but bind only the assets of the Acquired Fund of Montgomery II. All persons dealing with any series of shares of GMF or Montgomery II must look solely to the assets of

     GMF or Montgomery II, as the case may be, belonging to such series for the enforcement of any claims against such trust.

                           THE MONTGOMERY FUNDS II


                           By /s/ R. Stephen Doyle
                              ---------------------------------
                                R. Stephen Doyle
                                Chairman, Board of Trustees

                           GARTMORE MUTUAL FUNDS


                           By /s/ Gerald Holland
                              ---------------------------------
                                Gerald Holland Treasurer - CFO

                           GARTMORE GLOBAL INVESTMENTS, INC.
                           (With respect to Sections 5, 11 and 12 and subsection 1(c)(i)(B) of this Agreement only)


                           By /s/ Gerald Holland
                              ---------------------------------
                                Gerald Holland Sr. V.P. - CAO


                           COMMERZBANK AG
                           (With respect to Section 5 of this Agreement only)


                           By
                              ---------------------------------
                                     (Name)        (Title)

                                   Exhibit B
GMF Worldwide Leaders Fund's Management's Discussion of Fund Performance

LEADERSHIP Series

GARTMORE WORLDWIDE
LEADERS FUND

Class A Shares symbol: GLLAX
Class B Shares symbol: GLLBX
Class C Shares symbol: GLLCX
Institutional Service Class symbol: GLLSX

How did the Fund perform?

On a relative basis, the Fund outperformed, returning -12.14%* versus -14.50% for its benchmark, the Morgan Stanley Capital International World Index.

For broader comparison, the S&P 500 Index returned -15.11% for the same period.

What market/economic factors influenced the portfolio's performance?

Slowing global economic growth, profit concerns, lack of investor confidence in corporate governance, the threat of terrorism, a potential war with Iraq and high market volatility created a difficult environment for global equity investors.

However, the Fund's strategy--to focus on only the best ideas--allocating investments according to individual security risk, and seeking stocks that can add unexpected earnings, helped it to outperform the benchmark.

What sectors/holdings enhanced or detracted from performance?

The Fund's underweight position in the United States was a strong contributor to performance because the U.S. market suffered more compared to other major markets. In relation to the Index, holdings in Japan, the United Kingdom and Germany all added to performance, while those in France, Hong Kong and Sweden detracted from returns.

Consumer discretionary stocks such as U.K. homebuilder George Wimpey, German automobile manufacturer BMW and the Japanese consumer electronics company Sony Corp. all contributed strongly to performance. These stocks were driven by their strong franchises and global brands. They also were aided by solid consumer spending, which remained robust despite weakening economic conditions.

Due to weak corporate investment spending, the Fund held an underweight position in information technology stocks during most of the period but added to the Fund's technology holdings late in the period. This strategic positioning helped the Fund to outperform the Index since these stocks underperformed during most of the period and then rallied in October.

How is the Fund positioned?

Because we concentrate on only 20 to 40 companies, we can quickly and effectively analyze and seize opportunities in the market. Our investment strategy is to move to a more neutral posture--neither defensive nor aggressive. To that end, we have reduced our holdings in Japan and increased our holdings in the United States, though we maintained an overall underweight position in the United States.

Top holdings include companies with high potential to benefit from continued strong consumer spending, such as U.K. homebuilder George Wimpey and German automaker BMW. Companies that should gain from a market recovery, such as Merrill Lynch, the global financial services firm, and Lloyds TSB Group, a U.K. bank, also are top holdings.

While we expect continued market volatility, most of the negative news is behind us and many stocks we are looking at are now very attractively priced.

Portfolio Manager: Gartmore Global Partners--Subadviser
* Performance of Class A shares without sales charge and assuming all distributions are reinvested.

Portfolio Market Value: $3,073,474
October 31, 2002

AVERAGE ANNUAL TOTAL RETURN
(For Periods Ended October 31, 2002)

                                             1 YR.  INCEPTION/1/
-----------------------------------------------------------------
Class A      w/o SC/2/                      -12.14%       -24.08%
             w/SC/3/                        -17.17%       -26.13%
----------------------------------------------------------------
Class B      w/o SC/2/                      -12.74%       -24.66%
             w/SC/4/                        -17.10%       -25.71%
-----------------------------------------------------------------
Class C/5/   w/o SC/2/                      -12.68%       -24.46%
             w/SC/6/                        -14.38%       -24.81%
----------------------------------------------------------------
Institutional Service Class/7/              -11.92%       -23.83%
-----------------------------------------------------------------

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

/1/  Fund commenced operations on August 30, 2000.

/2/  These returns do not reflect the effects of sales charges (SC).

/3/  A 5.75% front-end sales charge was deducted.

/4/ A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

/5/ These returns include performance based on Class B shares, which was achieved prior to the creation of Class C shares (3/1/01). These returns have been restated for sales charges but not for fees applicable to Class C shares. Had Class C been in existence for the time periods presented, the performance of Class C shares would have been similar assuming similar expenses.

/6/ A 1.00% front-end sales charge was deducted. A CDSC of 1.00% was also deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

/7/  Not subject to any sales charges.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results.

                     GMF WORLDWIDE LEADERS    BENCHMARKS
DATE                      CLASS A             MSCI WORLD     CPI
----------      --------------------------    ----------   ------
8/30/2000                            9,425        10,000   10,000
10/31/2000                           8,596         9,312   10,069
10/31/2001                           5,900         6,962   10,284
10/31/2002                           5,184         5,952   10,501

Comparative performance of $10,000 invested in Class A shares of the GMF Worldwide Leaders Fund, the Morgan Stanley Capital International World Index (MSCI World) (a), and the Consumer Price Index (CPI) (b) since inception. Unlike the Fund, the returns for these indices do not reflect any fees, expenses, or sales charges.

(a) The MSCI World is an index that has developing countries' securities and represents the local market of that security.

(b) The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

28 Annual Report 2002

                                    EXHIBIT C

                         INVESTMENT MANAGEMENT AGREEMENT

                          FOR CERTAIN MONTGOMERY FUNDS

         THIS INVESTMENT MANAGEMENT AGREEMENT (the "Agreement") made as of the 6th day of June, 2003, by and between THE MONTGOMERY FUNDS, a Massachusetts business trust (the "Trust"), on behalf of each series of the Trust listed in Appendix A hereto (hereinafter referred to individually as a "Fund" and collectively as the "Funds") and GARTMORE GLOBAL ASSET MANAGEMENT TRUST, a business trust organized and existing under the laws of the State of Delaware (the "Manager").

                                   WITNESSETH:

         WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

         WHEREAS, in accordance with Rule 15a-4 under the 1940 Act, the Manager is currently providing investment advisory services to the Fund pursuant to an Interim Advisory Agreement, effective January 18, 2003, which will terminate June 16, 2003, and the Board of Trustees believes it is prudent and in the best interests of Fund shareholders to enable the Manager to continue to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services; and

         WHEREAS, Montgomery Asset Management, LLC ("MAM") renders advice and services to the Funds under an Amended and Restated Investment Management Agreement dated August 30, 2002 ("Old Agreement"); and

         WHEREAS, the Board of Trustees of the Trust, on January 14, 2003, terminated the Old Agreement , effective as of January 17, 2003; and

         WHEREAS, the Board of Trustees of the Trust, on January 14, 2003, duly approved this "Interim Investment Management Agreement," effective as of January 18, 2003, pursuant to Rule 15a-4 under the 1940 Act, and, pursuant to this interim agreement, the Adviser is to be retained to act as investment adviser for the Fund; and

         WHEREAS, in connection with a transaction whereby the Advisor will assume investment management of the Funds ("the Transaction"), Transaction, it is expected that a proposal shall be submitted to shareholders of each Fund under which such Funds would be reorganized into the relevant series of Gartmore Mutual Funds (the "Reorganization") pursuant to an Agreement and Plan of Reorganization between the Trust and Gartmore Mutual Funds (the "Plan"); and

         NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

         1. Appointment of Manager. The Trust hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and management services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees.

         2.       Duties of Manager.

                  (a) General Duties. The Manager shall act as investment manager to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to the Manager. Without limiting the generality of the foregoing, the Manager shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund's assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) provide persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Manager or its affiliates) but not including personnel to provide administrative services or distribution services to the Fund; and (v) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request.

                  (b) Brokerage. The Manager shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing each Fund's securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that each Fund's total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.

         It is also understood that it is desirable for the Funds that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Manager may select broker-dealers for the execution of the Funds' portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with its services to other clients.

         On occasions when the Manager deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

                  (c) Administrative Services. The Manager shall oversee the administration of the Funds' business and affairs although the provision of administrative services, to the extent not covered by subparagraphs (a) or (b) above, is not the obligation of the Manager under this Agreement. Notwithstanding any other provisions of this Agreement, the Manager shall be entitled to reimbursement from the Funds for all or a portion of the reasonable costs and expenses, including salary, associated with the provision by Manager of personnel to render administrative services to the Funds.

         3. Best Efforts and Judgment. The Manager shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

         4. Independent Contractor. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Manager to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

         5. Manager's Personnel. The Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust's Board of Trustees may desire and reasonably request.

         6. Reports by Funds to Manager. Each Fund will from time to time furnish to the Manager detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to each Fund's investments as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

         7.       Expenses.

                  (a) With respect to the operation of each Fund, the Manager is responsible for (i) the compensation of any of the Trust's trustees, officers, and employees who are affiliates of the Manager (but not the compensation of employees performing services in connection with expenses which are the Fund's responsibility under Subparagraph 7(b) below), (ii) the expenses of printing and distributing the Funds' prospectuses, statements of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) providing office space and equipment reasonably necessary for the operation of the Funds.

                  (b) Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of each Fund's shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of obtaining and maintaining any required registration or notification for its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

                  (c) To the extent the Manager incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from such Fund to the extent of the Manager's actual costs for providing such services.

         8.       Investment Advisory and Management Fee.

                  (a) Each Fund shall pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, a management fee as set forth in the Fund and Fee Schedule attached hereto as Appendix A, as may be amended in writing from time to time by the Trust and the Manager.

                  (b) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated before the end of any month, the fee to the Manager shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

                  (d) Fee Reduction. The Manager may, but is not required to, reduce all or a portion of its fees and/or reimburse a Fund for other expenses in order to decrease the operating expenses of a Fund. Any such reduction, reimbursement, or payment (collectively "subsidies") shall be applicable only to such specific subsidy and shall not constitute an agreement to continue such subsidy in the future. Any such subsidy will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. The Manager has agreed to limit each Fund's operating expenses as set forth in Appendix B for the term of this Agreement. To the extent such an expense limitation has been agreed to by the Manager and such limit has been disclosed to shareholders of a Fund in the Prospectus, the Manager may not change the limitation without first disclosing the change in an updated Prospectus.

                  The Manager may seek reimbursement of any subsidies made by the Manager either voluntarily or pursuant to contract. The reimbursement of any subsidy must be approved by the Trust's Board of Trustees and must be sought no later than the end of the third fiscal year following the year to which the subsidy relates if the aggregate expenses for that period do not exceed any more restrictive limitation to which the Manager has agreed (subsidies available for reimbursement to the Manager are collectively referred to as the "Recoupment Balance") and the Board of Trustees approves the reimbursement. For example, subsidized Operating Expenses relating to the period July 1, 2002 through June 30, 2003 would no longer be eligible for reimbursement after July 1, 2006. The Manager agrees not to request or seek reimbursement of subsidized Operating Expenses that are no longer eligible for reimbursement. The Manager may not request or receive reimbursement of the Recoupment Balance before payment of the Fund's operating expenses for the current year and cannot cause the Fund to exceed any agreed upon expense limitation for that year in making such reimbursement.

                  (e) The Manager may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Manager hereunder.

         9. Fund Share Activities of Manager's Directors, Partners, Officers and Employees. The Manager agrees that neither it nor any of its directors, partners, officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers and partners or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

         10. Conflicts with Trust's Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

         11.      Manager's Liabilities.

                  (a) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds; provided, however, that this provision shall not be construed as a waiver or limitation of any rights which the Trust or the Funds may have under applicable federal securities laws.

                  (b) The Funds shall indemnify and hold harmless the Manager, its managing member and the shareholders, directors, officers and employees of each of them (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement; and provided, further, that this provision shall not be construed as a waiver or limitation of any rights which the Trust or the Funds may have under applicable federal securities laws.

                  (c) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or managing member, director or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

         12. Non-Exclusivity. The Trust's employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. If this Agreement is terminated with respect to any Fund, this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

         13.      Term.    This Agreement shall become effective on the date
that is the latest of (1) the execution of this Agreement, (2) the approval of this Agreement by the Board of Trustees of the Trust and (3) the approval of this Agreement by the shareholders of the Fund in a special meeting of shareholders of the Fund. This Agreement shall remain in effect for a period two
(2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by
(i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding, the aforementioned provisions regarding the term of the Agreement, should shareholders of the Fund approve the Agreement and Plan of Reorganization between the Trust and Gartmore Mutual Funds ("GMF") providing for the reorganization of the Fund into the Gartmore Worldwide

Leaders Fund, a series of GMF, this Agreement will terminate on the date of the Reorganization.

         14. Termination. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon ten (10) days' written notice to the Manager, and by the Manager upon sixty (60) days' written notice to a Fund.

         15. Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

         16. Transfer, Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of each Fund.

         17. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

         18. Definitions. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the 1940 Act.

         19. Notice of Declaration of Trust. The Manager agrees that the Trust's obligations under this Agreement shall be limited to the Funds and to their assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

         20. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         21. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

         22. Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Manager agrees on behalf of itself and its directors, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the series of the Trust and their prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "Privacy Act"), and (2) not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by the privacy policies adopted by the Trust, Regulation S-P or the Privacy Act, except after prior notification to and approval in writing by the Trust. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Manager may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

         23. Anti-Money Laundering Compliance. The Manager acknowledges that, in compliance with the Bank Secrecy Act, as amended, and implementing regulations ("BSA"), the Funds have adopted an Anti-Money Laundering Policy. The Manager agrees to comply with the Funds' Anti-Money Laundering Policy and the BSA, as the same may apply to the Manager, now and in the future. The Manager further agrees to provide to the Funds and/or the Trust such reports, certifications and contractual assurances as may be requested by the Funds or the Trust. The Trust and the Funds may disclose information respecting the Manager to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

         24. Certifications; Disclosure Controls and Procedures. The Manager acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002, and the implementing regulations promulgated thereunder, the Funds are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust or the Funds, the Manager agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Funds' disclosure controls and procedures. The Manager agrees to inform the Trust and the Funds of any material development related to the Trust or the Funds that the Manager reasonably believes is relevant to the certification obligations of the Funds under the Sarbanes-Oxley Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.


THE MONTGOMERY FUNDS                      GARTMORE GLOBAL ASSET MANAGEMENT
                                          TRUST

By:                                       By:
     --------------------------------           --------------------------------
Name:                                     Name:
Title:                                    Title:

                                   APPENDIX A

                  FUND AND FEE SCHEDULE - THE MONTGOMERY FUNDS

Montgomery Global Opportunities Fund      1.25% of the first $500 million of net
                                          assets; plus 1.10% of the next $500
                                          million of net assets; plus 1.00% of
                                          net assets over $1 billion.

Montgomery Global Focus Fund              1.25% of the first $250 million of net
                                          assets; plus 1.00% of the next $250
                                          million of net assets; plus 0.90% of
                                          net assets over $500 million.


THE MONTGOMERY FUNDS                      GARTMORE GLOBAL ASSET MANAGEMENT
                                          TRUST

By:                                       By:
    --------------------------------            --------------------------------
Name:                                     Name:
Title:                                    Title:
Date:                                     Date:

                                   APPENDIX B

                      LIMITATION ON FUND OPERATING EXPENSES

The Manager hereby agrees to limit each Fund's Operating Expenses to the respective annual rate of total Operating Expenses specified for that Fund in the table below (the "Operating Expense Caps"). The term "Operating Expenses" with respect to a Fund is defined to include all expenses necessary or appropriate for the operation of the Fund including the Manager's investment advisory or management fee under Section 8 of the Investment Management Agreement, and other expenses described in Section 7 of the Investment Management Agreement, but does not include any Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, short sale dividend expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

FUND                                            OPERATING EXPENSE CAPS
------------------------------------            -----------------------------
Montgomery Global Opportunities Fund            1.90% of net assets

Montgomery Global Focus Fund                    Class R - 1.80% of net assets
                                                Class A - 1.35% of net assets
                                                Class B - 1.60% of net assets
                                                Class C - 1.60% of net assets


THE MONTGOMERY FUNDS                      GARTMORE GLOBAL ASSET MANAGEMENT
                                          TRUST

By:                                       By:
    --------------------------------            --------------------------------
Name:                                     Name:
Title:                                    Title:
Date:                                     Date:

                                    EXHIBIT D

                              SUBADVISORY AGREEMENT

    FOR MONTGOMERY GLOBAL OPPORTUNITIES FUND AND MONTGOMERY GLOBAL FOCUS FUND

       THIS AGREEMENT is made and entered into on this 6th day of June, 2003, among The Montgomery Funds, a Massachusetts business trust (the "Trust") on behalf of certain of its series (each, a "Fund", collectively, the "Funds"), Gartmore Global Asset Management Trust (the "Adviser"), a Delaware business trust registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and Gartmore Global Partners, a Delaware general partnership (the "Subadviser"), also registered under the Advisers Act.

                              W I T N E S S E T H :

       WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act");

       WHEREAS, the Fund previously had retained Montgomery Asset Management, LLC ("MAM") as the Fund's adviser pursuant to a previous investment advisory agreement between the Fund and MAM, dated August 30, 2002 (hereinafter, the "Previous Investment Advisory Agreement"); and

       WHEREAS, the Board of Trustees of the Trust, on January 14, 2003, terminated the Previous Investment Advisory Agreement, effective as of January 16, 2003; and

       WHEREAS, the Board of Trustees of the Trust, on January 14, 2003, duly approved an Interim Investment Advisory Agreement," effective as of January 17, 2003, pursuant to Rule 15a-4 under the 1940 Act, and, pursuant to this interim agreement, the Adviser is to be retained to act as investment adviser for certain series of the Trust (said Interim Investment Advisory Agreement hereinafter referred to as the "Advisory Agreement"); and

       WHEREAS, in connection with the Transaction, it is expected that a proposal shall be submitted to shareholders of each Fund under which such Funds would be reorganized into the relevant series of Gartmore Mutual Funds (the "Reorganization") pursuant to an Agreement and Plan of Reorganization between the Trust and Gartmore Mutual Funds (the "Plan"); and

       WHEREAS, the Subadviser is regulated by the Securities and Exchange Commission as an investment adviser under the Advisers Act and is also regulated by the Financial Services Authority ("FSA") of the United Kingdom in the conduct of its investment business; and

       WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

       WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of the Trust's assets which the Adviser will assign to the Subadviser (the "Subadviser Assets"), and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement;

       WHEREAS, The Board of Trustees of the Fund, on January 14, 2003, duly approved an Interim Subadvisory Agreement in compliance with Rule 15a-4 under the 1940 Act;

       WHEREAS, in accordance with Rule 15a-4 under the 1940 Act, the Subadvisor is currently providing investment advisory services to the Fund pursuant to an Interim Advisory Agreement and Interim Advisory Agreement, effective January 18, 2003, which will terminate June 16, 2003, and the Board of Trustees believes it is prudent and in the best interests of Fund shareholders to enable the Subadviser to continue to render advice and services to the Fund pursuant to the terms and provisions of this Agreement and the Subadviser is interested in furnishing said advice and services; and

       NOW, THEREFORE, the parties do mutually agree and promise as follows:

       1. Appointment as Subadviser. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage the Subadviser Assets subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such employment. Such assets are specified in an Exhibit to this Agreement and this Exhibit may be amended from time to time under this Agreement ("Exhibit A"). In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser and certain of its affiliates now act, and that from time to time hereafter may act, as investment adviser to one or more other investment companies and to fiduciary or other managed accounts and that the Adviser and the Trust have no objection to such activities.

       2.     Duties of Subadviser.

              (a) Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and the Trust's Board of Trustees, to purchase, hold and sell investments for the Subadviser Assets and to monitor on a continuous basis the performance of the Subadviser Assets. In providing these services, the Subadviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.

              The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser's activities under this Agreement, including, without limitation, information concerning a Fund, their funds available, or to become available, for investment and generally as to the conditions of a Fund's or Trust's affairs. In particular, but without prejudice to the generality of the foregoing, the Adviser shall authorize and instruct the Trust's custodian to provide such information to the Subadviser as it may reasonably require, and to act upon the Subadviser's instructions given in the proper performance by the Subadviser of this Agreement.

              (b) Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Trust's Declaration of Trust and By-Laws and the Prospectus and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring each Fund's overall compliance with the 1940 Act and the Code and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the duties of the Subadviser, and with copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement. Notwithstanding the foregoing, the Adviser acknowledges that the Subadviser may also be subject to requirements by FSA, and will comply with such requirements to the extent they are not inconsistent with applicable federal and state laws and regulations in the United States. At a minimum, the Subadviser must comply with the laws of the United States, but may also choose to comply with more stringent FSA requirements if the Subadviser deems necessary.

              The Adviser will also provide the Subadviser with reasonable advance notice of any change in a Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus reflecting such changes. The Adviser acknowledges and agrees that the Prospectus will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus. The Subadviser hereby agrees to provide to the Adviser in a timely manner following the Adviser's written request such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus or in the Trust's Registration Statement on Form N-1A.

              (c) Voting of Proxies. The Subadviser shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect thereto. If both the Subadviser and another entity managing assets of a Fund have invested in the same security, the Subadviser and such other entity will each have the power to vote its pro rata share of the security.

              (d) Agent. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser's and the Trust's agent and attorney-in-fact for the limited purposes of managing the Subadviser Assets, and executing account documentation, agreements, contracts and other documents as the Subadviser shall enter into with brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets. The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

              (e) Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the Trust's Board of Trustees, to establish and maintain accounts on behalf of each Fund with, and place orders for the purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers ("brokers") as the Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust's Board of Trustees prior to establishing any such brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for a Fund's account with brokers selected by the Subadviser. In the selection of such brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of each Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the broker involved, and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Fund investment transaction that is in excess of the amount of commission that another broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion. Notwithstanding the foregoing, the Adviser acknowledges that the Subadviser may also be subject to requirements by FSA, and will comply with such requirements to the extent they are not inconsistent with applicable federal and state laws and regulations in the United States. At a minimum, the Subadviser must comply with the laws of the United States, but may also choose to comply with more stringent FSA requirements if the Subadviser deems necessary.

              It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund.

              (f) Securities Transactions. The Subadviser and any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to a Fund only if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

              The Subadviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and the Trust's Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On a quarterly basis, the Subadviser will either (i) certify to the Adviser that the Subadviser and its Access Persons have complied with the Trust's Code of Ethics with respect to the Subadviser Assets or (ii) identify any violations which have occurred with respect to the Subadviser Assets.

              (g) Books and Records. The Subadviser shall maintain separate detailed records of all matters pertaining to the Subadviser Assets (the "Fund's Records"), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund's Records are property of the Trust; however, nothing in this clause shall be interpreted to provide the Adviser or the Trust with any property right in any software used by the Subadviser to maintain such records. The Fund's Records (relating to the Subadviser Assets) shall be available to the Adviser at any time upon reasonable request during normal business hours and shall be available for telecopying without delay to the Adviser during any day that the relevant Fund is open for business. The Trust acknowledges that the Subadviser may be obligated under applicable law and regulation to maintain copies of the Fund's Records for certain periods prescribed by such law and regulation and that it will permit the Subadviser to maintain such records as may be so required both during the term of this Agreement and thereafter.

              (h) Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Subadviser Assets held in the portfolio, all in such detail as the Adviser or the Trust may reasonably request. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio management team(s) responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon reasonable request, the Subadviser will make available its officers and employees to meet with the Trust's Board of Trustees to review the Subadviser Assets.

              The Subadviser will also provide such information or perform such additional acts as are customarily performed by a subadviser, and as may be reasonably requested from time to time, and may be required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act of 1933, as amended (the "Securities Act"), and any rule or regulation thereunder.

              (i) Custody Arrangements. The Subadviser shall on each business day provide the Adviser and the Trust's custodian such information as the Adviser and the Trust's custodian may reasonably request relating to all transactions concerning the Fund Investments.

              (j) Historical Performance Information. To the extent agreed upon by the parties, the Subadviser will provide the Trust with historical performance information on similarly managed investment companies or for other accounts to be included in the Prospectus or for any other uses permitted by applicable law. The Trust and the Adviser both acknowledge that the Subadviser may be bound by applicable law and regulation which may restrict its ability to disclose details such information, and this Agreement shall not be construed as requiring the Subadviser to disclose any such information where such disclosure would result in the Subadviser being in breach of such applicable law or regulation.

       3. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

       4. Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, including any tax arising on any transaction, if any) purchased for a Fund. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Trust's, the Fund's or Adviser's expenses, which shall include, but not be limited to, organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission (the "SEC"); expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Funds or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Funds or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

       5. Compensation. For the services provided and the expenses assumed with respect to a Fund and the Subadviser Assets pursuant to this Agreement, the Subadviser will be entitled to the fee listed for each Fund on Exhibit A. Such fees will be computed daily and payable no later than the seventh (7th) business day following the end of each month, from the Adviser calculated at an annual rate based on the Subadviser Assets' average daily net assets.

       The method of determining net assets of a Fund for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of the shares of that Fund as described in a Fund's Prospectus. If this Agreement shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect.

       6. Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

              (a) The Subadviser is registered as an investment adviser under the Advisers Act;

              (b)    The Subadviser has filed a notice of exemption pursuant to
       Section 4.14 under the Commodity Exchange Act (the "CEA") with the Commodity Futures Trading

       Commission (the "CFTC") and the National Futures Association ("NFA"), or is not required to file such exemption;

              (c) The Subadviser is a partnership duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

              (d) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action by the Subadvisers board of directors or shareholders and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

              (e) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

       7. Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

              (a) The Adviser is registered as an investment adviser under the Advisers Act;

              (b)    The Adviser has filed a notice of exemption pursuant to
       Section 4.14 under the CEA with the CFTC and the National Futures Association or is exempt from doing so;

              (c) The Adviser is a business trust duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

              (d) The execution, delivery and performance by the Adviser of this Agreement, the appointment of the Subadviser and the delegation to the Subadviser of the duties and powers delegated to it under this Agreement, are within the Adviser's powers and have been duly authorized by all necessary action on the part of its shareholders or managing unitholder, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under
       (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

              (e) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

              (f) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV prior to the execution of this Agreement; and

              (g) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

       8. Representations and Warranties of the Trust. The Trust represents and warrants to the Adviser and the Subadviser as follows:

              (a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with the power to own and possess its assets and carry on its business as it is now being conducted;

              (b) The Trust is registered as an investment company under the 1940 Act and the Fund's shares are registered under the Securities Act; and

              (c) The execution, delivery and performance by the Trust of this Agreement are within the Trust's powers and have been duly authorized by all necessary action on the part of the Trust and its Board of Trustees, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Trust for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Trust's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Trust.

       9. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser, the Adviser and the Trust pursuant to Sections 6, 7 and 8, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

       10.    Liability and Indemnification.

              (a) Liability. The Subadviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. In the absence of wilful misfeasance, bad faith or negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees ("Affiliates") and each of the Subadviser's Controlling Persons, if any, shall not be liable for any error of judgment or mistake of law and shall not be subject to any expenses or liability to the Adviser, the Trust or a Fund or any of a Fund's shareholders, in connection with the matters to which this Agreement relates. In the absence of wilful misfeasance, bad faith or negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser's controlling persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets; provided, however, that nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

              (b) Indemnification. The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including reasonable attorneys' fees, which the Adviser, the Trust and the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser's wilful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. Notwithstanding any other provision in this Agreement, the Subadviser will indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including reasonable attorneys' fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the Subadviser concerning the Subadviser's composite account data or historical performance information on similarly managed investment companies or accounts, except that the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons shall not be indemnified for a loss or expense resulting from their negligence, willful misconduct or the violation of the 1940 Act or federal or state securities laws in using such numbers, or for their failure to conduct reasonable due diligence with respect to such information.

              The Adviser shall indemnify the Subadviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Adviser's wilful misfeasance, bad faith, negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA, or as a result of any negligence, willful misconduct or the violation of the 1940 Act or federal or state securities laws on the part of the Adviser in the reliance upon and/or use of any historical performance calculations provided by the Subadviser concerning the Subadviser's composite account data or historical performance information or similarly managed investment companies.

              The Fund shall indemnify and hold harmless the Adviser and the Subadviser, their Affiliates and their Controlling Persons for any liability and expenses, arising out of their respective performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any of them against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement; and provided, further, that this provision shall not be construed as a waiver or limitation of any rights which the Trust or the Fund may have under applicable federal securities laws.

11.    Termination.

This Agreement shall become effective on the date that is the latest of (1) the execution of this Agreement, (2) the approval of this Agreement by the Board of Trustees of the Trust and (3) the approval of this Agreement by the shareholders of the Fund in a special meeting of shareholders of the Fund. This Agreement shall remain in effect for a period two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding, the aforementioned provisions regarding the term of the Agreement, should shareholders of the Fund approve the Agreement and Plan of Reorganization between the Trust and Gartmore Mutual Funds ("GMF") providing for the reorganization of the Funds into the Gartmore Worldwide Leaders Fund, a series of GMF, this Agreement will terminate on the date of the Reorganization.

              This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement. Upon termination of this Agreement, the Trust will immediately discontinue the use of the historical performance information provided by the Subadviser provided under Section 2(j) hereof.

              Termination will be without prejudice to the settlement of any outstanding fees and the completion of transactions already initiated. If on termination any money is due or will or may become due in the future as a result of a commitment entered into by the Subadviser ("an outstanding amount") then the Subadviser may at its discretion sell such of the Subadviser Assets as it may in its discretion select in order to realize funds sufficient to cover any outstanding amount (but only to the extent that insufficient funds are otherwise available for the purpose). The Subadviser may also cancel, close out, terminate or reverse any transaction or enter into any other transaction or do anything which has the effect of reducing or eliminating any outstanding amount or of reducing or eliminating any liability under any contracts, positions or commitments undertaken under this Agreement

       12.    Duties of the Adviser.

              (a) Responsibility for other services. The Adviser shall continue to have responsibility for all services to be provided to the Trust pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Trust.

              (b) Delivery of documents. The Adviser will provide the Subadviser with copies of each of the following:

              (i)    The Trust's Certificate of Trust and Declaration of Trust;

              (i) The most recent Prospectus and Statement of Additional Information relating to the Trust;

              (iii)  The Trust's Bylaws; and

              (iv)   The Trust's Code of Ethics.

              The Adviser will notify the Subadviser as soon as it becomes aware of any change in the above documents, and supply a copy of the amended document or documents. The Subadviser shall not be liable either for the breach of any provision or otherwise under this Agreement, where such breach or other liability relates to a failure to comply with the above documents, in circumstances where the Subadviser was not aware at the relevant time of the amendment of the relevant document or documents and, if not for such amendment, such breach or other liability would not have occurred.

       13. Reference to Subadviser. Neither the Adviser nor any Affiliate or agent of it shall make reference to or use the name of Subadviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Subadviser to the Fund, which references shall not differ in substance from those included in the Prospectus and this Agreement, in any advertising or promotional materials without the prior approval of Subadviser, which approval shall not be unreasonably withheld or delayed. The Adviser hereby agrees to make all reasonable efforts to cause the Fund and any Affiliate thereof to satisfy the foregoing obligation.

       14. Amendment. This Agreement may be amended by mutual written consent of the parties, provided that the terms of any material amendment shall be approved by: a) the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Funds (as required by the 1940 Act) and b) the vote of a majority of those Trustees of the Trust who are not "interested persons" of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

       15. Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with the terms of this Agreement and applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof.

       16. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

              (a)    If to the Subadviser:

                     Gartmore Global Partners
                     1200 River Road
                     Conshohocken, PA 19428
                     Attention: Legal Department
                     Facsimile: (484) 530-1398

              (b)    If to the Adviser:

                     Gartmore Global Asset Management Trust
                     1200 River Road
                     Conshohocken, PA 19428
                     Attention:  Legal Department
                     Facsimile: (484) 530-1398

              (c)    If to the Trust:

                     The Montgomery Funds
                     101 California Street, 35th Floor
                     San Francisco, CA 94111
                     Attention:  Johanne Castro
                     Facsimile: (415) 248-6520

       17. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

       18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

       19. Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC. "Controlling Person" of an entity means any person who "controls" such entity within the meaning of Section 2(a)(9) of the 1940 Act.

       20. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

       21. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

       22. Agent Not Principal. The Subadviser shall enter into transaction under this Agreement as agent on behalf of the Adviser or Trust and not as principal.

       23. Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Subadviser hereto agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Adviser (on behalf of itself and the Fund) (a) all records and other information relative to the Fund's prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under
Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "G-L-B Act"), and (2) except after prior notification to and approval in writing by the Adviser, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Adviser and the Fund and communicated in writing to the

Subadviser. Such written approval shall not be unreasonably withheld by the Adviser and may not be withheld where the Subadviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

       24. Anti-Money Laundering Compliance. The Subadviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT ACT, and implementing regulations (collectively, "AML Laws"), the Fund has adopted an Anti-Money Laundering Policy, and the AML Laws. The Subadviser agrees to comply with the Fund's Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Subadviser, now and in the future. The Subadviser further agrees to provide to the Fund and/or the Adviser such reports, certifications and contractual assurances as may be requested by the Fund or the Adviser. The Adviser may disclose information respecting the Subadviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

       25. Certifications; Disclosure Controls and Procedures. The Subadviser acknowledges that, in compliance with the Sarbanes-Oxley Act, and the implementing regulations promulgated thereunder, the Fund is required to make certain certifications and has adopted disclosure controls and procedures. To the extent reasonably requested by the Adviser, the Subadviser agrees to use its best efforts to assist the Adviser and the Fund in complying with the Sarbanes-Oxley Act and implementing the Fund's disclosure controls and procedures. The Subadviser agrees to inform the Fund of any material development related to the Allocated Portion that the Subadviser reasonably believes is relevant to the Fund's certification obligations under the Sarbanes-Oxley Act.

       26. Soft Commissions. The subadviser may effect transactions under the Agreement with or through the agency of a person who provides services under a Soft Commission Agreement, as defined in the rules of FSA, and will report such transactions to the Adviser upon request. All such transactions must comply with applicable federal and state regulations in the United States and any mutually agreed upon policies and procedures.

       (remainder of page intentionally left blank)

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

                                 TRUST
                                 The Montgomery Funds
                                 By:
                                     -------------------------------------
                                 Name:
                                 Title:

                                 ADVISER
                                 Gartmore Global Asset Management Trust

                                 By:
                                     -------------------------------------
                                 Name:
                                 Title:

                                 SUBADVISER
                                 Gartmore Global Partners

                                 By:
                                     -------------------------------------
                                 Name:
                                 Title:

                                    EXHIBIT A
                              SUBADVISORY AGREEMENT
                                     BETWEEN
                              THE MONTGOMERY FUNDS
                     GARTMORE GLOBAL ASSET MANAGEMENT TRUST
                          AND GARTMORE GLOBAL PARTNERS

            Effective January 17, 2003. In accordance with Rule 15a-4
          under the 1940 Act, this Agreement, unless sooner terminated, shall continue until June 15, 2003.

       Funds of the Trust                           Advisory Fees
       ------------------                           -------------

Montgomery Global Opportunities Fund      0.625% of the first $500 million of
                                          the Fund's average daily net assets;
                                          plus 0.55% of the next $500 million of
                                          net assets: plus 0.50% of the net
                                          assets over $500 million.

Montgomery Global Focus Fund              0.625% of the first $500 million of
                                          the Fund's average daily net assets;
                                          plus 0.55% of the next $500 million of
                                          net assets: plus 0.45% of the net
                                          assets over $500 million.

                                    EXHIBIT E

                         INVESTMENT MANAGEMENT AGREEMENT
                          FOR CERTAIN MONTGOMERY FUNDS

         THIS INVESTMENT MANAGEMENT AGREEMENT (the "Agreement") made as of the 6th day of June, 2003, by and between THE MONTGOMERY FUNDS II, a Delaware business trust (the "Trust"), on behalf of each series of the Trust listed in Appendix A hereto (hereinafter referred to individually as a "Fund" and collectively as the "Funds") and GARTMORE MUTUAL FUND CAPITAL TRUST, a business trust organized and existing under the laws of the State of Delaware (the "Manager").

                                   WITNESSETH:

         WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

         WHEREAS, in accordance with Rule 15a-4 under the 1940 Act, the Manager is currently providing investment advisory services to the Fund pursuant to an Interim Advisory Agreement, effective January 18, 2003, which will terminate June 16, 2003, and the Board of Trustees believes it is prudent and in the best interests of Fund shareholders to enable the Manager to continue to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services; and

         WHEREAS, Montgomery Asset Management, LLC ("MAM") renders advice and services to the Funds under an Amended and Restated Investment Management Agreement dated August 30, 2002 ("Old Agreement"); and

         WHEREAS, the Board of Trustees of the Trust, on January 14, 2003, terminated the Old Agreement , effective as of January 17, 2003; and

         WHEREAS, the Board of Trustees of the Trust, on January 14, 2003, duly approved this "Interim Investment Management Agreement," effective as of January 18, 2003, pursuant to Rule 15a-4 under the 1940 Act, and, pursuant to this interim agreement, the Adviser is to be retained to act as investment adviser for the Fund; and

         WHEREAS, in connection with a transaction whereby the Advisor will assume investment management of the Fund ("the Transaction"), it is expected that a proposal shall be submitted to shareholders of the Fund under which such Fund would be reorganized into the relevant series of Gartmore Mutual Funds (the "Reorganization") pursuant to an Agreement and Plan of Reorganization between the Trust and Gartmore Mutual Funds (the "Plan"); and

         NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

         1. Appointment of Manager. The Trust hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and management services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees.

         2.       Duties of Manager.

                  (a) General Duties. The Manager shall act as investment manager to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to the Manager. Without limiting the generality of the foregoing, the Manager shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund's assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) provide persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Manager or its affiliates) but not including personnel to provide administrative services or distribution services to the Fund; and (v) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request.

                  (b) Brokerage. The Manager shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing each Fund's securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that each Fund's total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.

         It is also understood that it is desirable for the Funds that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Manager may select broker-dealers for the execution of the Funds' portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with its services to other clients.

         On occasions when the Manager deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

                  (c) Administrative Services. The Manager shall oversee the administration of the Funds' business and affairs although the provision of administrative services, to the extent not covered by subparagraphs (a) or (b) above, is not the obligation of the Manager under this Agreement. Notwithstanding any other provisions of this Agreement, the Manager shall be entitled to reimbursement from the Funds for all or a portion of the reasonable costs and expenses, including salary, associated with the provision by Manager of personnel to render administrative services to the Funds.

         3. Best Efforts and Judgment. The Manager shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

         4. Independent Contractor. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Manager to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

         5. Manager's Personnel. The Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust's Board of Trustees may desire and reasonably request.

         6. Reports by Funds to Manager. Each Fund will from time to time furnish to the Manager detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to each Fund's investments as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

         7.       Expenses.

                  (a) With respect to the operation of each Fund, the Manager is responsible for (i) the compensation of any of the Trust's trustees, officers, and employees who are affiliates of the Manager (but not the compensation of employees performing services in connection with expenses which are the Fund's responsibility under Subparagraph 7(b) below),
(ii) the expenses of printing and distributing the Funds' prospectuses, statements of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) providing office space and equipment reasonably necessary for the operation of the Funds.

                  (b) Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of each Fund's shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of obtaining and maintaining any required registration or notification for its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

                  (c) To the extent the Manager incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from such Fund to the extent of the Manager's actual costs for providing such services.

         8.       Investment Advisory and Management Fee.

                  (a) Each Fund shall pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, a management fee as set forth in the Fund and Fee Schedule attached hereto as Appendix A, as may be amended in writing from time to time by the Trust and the Manager.

                  (b) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated before the end of any month, the fee to the Manager shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

                  (c) Fee Reduction. The Manager may, but is not required to, reduce all or a portion of its fees and/or reimburse a Fund for other expenses in order to decrease the operating expenses of a Fund. Any such reduction, reimbursement, or payment (collectively "subsidies") shall be applicable only to such specific subsidy and shall not constitute an agreement to continue such subsidy in the future. Any such subsidy will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. The Manager has agreed to limit each Fund's operating expenses as set forth in Appendix B for the term of this Agreement. To the extent such an expense limitation has been agreed to by the Manager and such limit has been disclosed to shareholders of a Fund in the Prospectus, the Manager may not change the limitation without first disclosing the change in an updated Prospectus.

                  The Manager may seek reimbursement of any subsidies made by the Manager either voluntarily or pursuant to contract. The reimbursement of any subsidy must be approved by the Trust's Board of Trustees and must be sought no later than the end of the third fiscal year following the year to which the subsidy relates if the aggregate expenses for that period do not exceed any more restrictive limitation to which the Manager has agreed (subsidies available for reimbursement to the Manager are collectively referred to as the "Recoupment Balance") and the Board of Trustees approves the reimbursement. For example, subsidized Operating Expenses relating to the period July 1, 2002 through June 30, 2003 would no longer be eligible for reimbursement after July 1, 2006. The Manager agrees not to request or seek reimbursement of subsidized Operating Expenses that are no longer eligible for reimbursement. The Manager may not request or receive reimbursement of the Recoupment Balance before payment of the Fund's operating expenses for the current year and cannot cause the Fund to exceed any agreed upon expense limitation for that year in making such reimbursement.

                  (d) The Manager may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Manager hereunder.

         9. Fund Share Activities of Manager's Directors, Partners, Officers and Employees. The Manager agrees that neither it nor any of its directors, partners, officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers and partners or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

         10. Conflicts with Trust's Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

         11.      Manager's Liabilities.

                  (a) In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds; provided, however, that this provision shall not be construed as a waiver or limitation of any rights which the Trust or the Funds may have under applicable federal securities laws.

                  (b) The Funds shall indemnify and hold harmless the Manager, its managing member and the shareholders, directors, officers and employees of each of them (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement; and provided, further, that this provision shall not be construed as a waiver or limitation of any rights which the Trust or the Funds may have under applicable federal securities laws.

                  (c) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or managing member, director or officer of the Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

         12. Non-Exclusivity. The Trust's employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. If this Agreement is terminated with respect to any Fund, this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

         13. Term. This Agreement shall become effective on the date that is the latest of (1) the execution of this Agreement, (2) the approval of this Agreement by the Board of Trustees of the Trust and (3) the approval of this Agreement by the shareholders of the Fund in a special meeting of shareholders of the Fund. This Agreement shall remain in effect for a period two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding, the aforementioned provisions regarding the term of the Agreement, should shareholders of the Fund approve the Agreement and Plan of Reorganization between the Trust and Gartmore Mutual Funds ("GMF") providing for the reorganization of the Fund into the Gartmore Long-Short

Equity Plus Fund, a series of GMF, this Agreement will terminate on the date of the Reorganization.

         14. Termination. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of a Fund, upon ten (10) days' written notice to the Manager, and by the Manager upon sixty (60) days' written notice to a Fund.

         15. Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

         16. Transfer, Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of each Fund.

         17. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

         18. Definitions. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the 1940 Act.

         19. Notice of Declaration of Trust. The Manager agrees that the Trust's obligations under this Agreement shall be limited to the Funds and to their assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

         20. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         21. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

         22. Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Manager agrees on behalf of itself and its directors, officers, and employees (1) to treat confidentially and as proprietary information of the Trust (a) all records and other information relative to the series of the Trust and their prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "Privacy Act"), and (2) not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by the privacy policies adopted by the Trust, Regulation S-P or the Privacy Act, except after prior notification to and approval in writing by the Trust. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Manager may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

         23. Anti-Money Laundering Compliance. The Manager acknowledges that, in compliance with the Bank Secrecy Act, as amended, and implementing regulations ("BSA"), the Funds have adopted an Anti-Money Laundering Policy. The Manager agrees to comply with the Funds' Anti-Money Laundering Policy and the BSA, as the same may apply to the Manager, now and in the future. The Manager further agrees to provide to the Funds and/or the Trust such reports, certifications and contractual assurances as may be requested by the Funds or the Trust. The Trust and the Funds may disclose information respecting the Manager to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

         24. Certifications; Disclosure Controls and Procedures. The Manager acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002, and the implementing regulations promulgated thereunder, the Funds are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust or the Funds, the Manager agrees to use its best efforts to assist the Trust and the Funds in complying with the Sarbanes-Oxley Act and implementing the Funds' disclosure controls and procedures. The Manager agrees to inform the Trust and the Funds of any material development related to the Trust or the Funds that the Manager reasonably believes is relevant to the certification obligations of the Funds under the Sarbanes-Oxley Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

THE MONTGOMERY FUNDS II                   GARTMORE MUTUAL FUND CAPITAL
                                          TRUST

By:                                       By:
    --------------------------------            --------------------------------
Name:                                     Name:
Title:                                    Title:

                                   APPENDIX A

                 FUND AND FEE SCHEDULE - THE MONTGOMERY FUNDS II

Montgomery Global Long-Short Fund         1.50% of the first $250 million; plus
                                          1.25% of net assets over $250 million


THE MONTGOMERY FUNDS II                   GARTMORE MUTUAL FUND CAPITAL
                                          TRUST

By:                                       By:
    --------------------------------            --------------------------------
Name:                                     Name:
Title:                                    Title:
Date:                                     Date:

                                   APPENDIX B

                      LIMITATION ON FUND OPERATING EXPENSES

The Manager hereby agrees to limit each Fund's Operating Expenses to the respective annual rate of total Operating Expenses specified for that Fund in the table below (the "Operating Expense Caps"). The term "Operating Expenses" with respect to a Fund is defined to include all expenses necessary or appropriate for the operation of the Fund including the Manager's investment advisory or management fee under Section 8 of the Investment Management Agreement, and other expenses described in Section 7 of the Investment Management Agreement, but does not include any Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, short sale dividend expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation.

FUND                                            OPERATING EXPENSE CAPS
----                                            ----------------------

Montgomery Global Long-Short Fund               Class R - 2.35% of net assets
                                                Class A - 2.35% of net assets
                                                Class B - 2.60% of net assets
                                                Class C - 2.60% of net assets

THE MONTGOMERY FUNDS II                   GARTMORE MUTUAL FUND CAPITAL
                                          TRUST

By:                                       By:
    --------------------------------            --------------------------------
Name:                                     Name:
Title:                                    Title:
Date:                                     Date:

                                    EXHIBIT F

                              THE MONTGOMERY FUNDS

                        INVESTMENT SUBADVISORY AGREEMENT

         This AGREEMENT (this "Agreement"), is made as of June 6, 2003 by and between GARTMORE MUTUAL FUND CAPITAL TRUST, a business trust organized and existing under the laws of the State of Delaware (the "Manager") and SSI INVESTMENT MANAGEMENT, INC., a California corporation (the "Subadviser").

                                    RECITALS

         WHEREAS, the Manager has represented and warranted to the Subadviser that:

         .        The Montgomery Funds and The Montgomery Funds II
         (collectively, the "Trusts"), a family of investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), have retained the Manager to serve as the investment adviser to certain of the Trusts' various mutual fund series pursuant to investment management agreements between the Manager and the Trusts (the "Investment Management Agreements");

         .        The Manager is registered as an investment adviser under the
         Investment Advisers Act of 1940, as amended (the "Advisers Act");

         WHEREAS, the 1940 Act prohibits any person from acting as an investment adviser to a registered investment company except pursuant to a written contract; and

         WHEREAS, the Manager:

         .        Desires to retain the Subadviser to render investment advisory services to certain mutual fund series of the Trusts listed in Appendix A (each, a "Fund") in the manner and on the terms hereinafter set forth;

         .        Has represented and warranted to the Subadviser that the
         execution, delivery and performance of this Agreement by the Manager with respect to each Fund (including without limitation appointment of the Subadviser as an investment subadviser with respect to the Fund) has been duly authorized and approved by all necessary and appropriate action on the part of the Manager, the Manager's Board of Directors and shareholders, the Fund, the Trust of which it is a series, the Trust's Trustees (including without limitation a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees"));

         WHEREAS the Board of Trustees of the Trust, on January 14, 2003, duly approved this Agreement in compliance with Rule 15a-4 under the 1940 Act; and

         WHEREAS, in connection with a transaction whereby the Manager will assume investment management of the Fund (the "Transaction"), it is expected that a proposal shall be submitted to shareholders of the Fund under which the Fund would be reorganized into a series of Gartmore Mutual Funds (the "Reorganization") pursuant to an Agreement and Plan of Reorganization between the Trust and Gartmore Mutual Funds (the "Plan"); and

         WHEREAS, in accordance with Rule 15a-4 under the 1940 Act, the Subadviser is currently providing investment advisory services to the Fund pursuant to an Interim Advisory Agreement, effective January 18, 2003, which will terminate June 16, 2003, and the Board of Trustees believes it is prudent and in the best interests of Fund shareholders to enable the Subadviser to continue to render advice and services to the Fund pursuant to the terms and provisions of this Agreement and the Subadviser is interested in furnishing said advice and services; and

                                    AGREEMENT

         NOW, THEREFORE, as to each Fund listed in Appendix A, the Manager and the Subadviser agree as follows:

1.       Appointment of Subadviser.

         A. Appointment. The Manager hereby appoints the Subadviser to act as an investment subadviser to the Manager with respect to the Fund and to manage the investment and reinvestment of that portion or all of the assets of the Fund as allocated to the Subadviser by the Manager on or after February 6, 2003 and upon reasonable prior notice (the "Allocated Assets"), subject to the terms and conditions of this Agreement and the supervision of the Manager and the Board of Trustees (the "Board" or "Trustees") of the Trusts of which such Fund is a series. The Subadviser will be an independent contractor and will have no authority to act for or represent the Trusts or the Manager in any way or otherwise be deemed an agent of the Trusts or the Manager except as expressly authorized in this Agreement or other writing mutually agreed upon by the parties.

         B. Nature of Fund. The Subadviser and the Manager both acknowledge that the Fund is a mutual fund that operates as a series of an open-end series investment company under the plenary authority of a Board of Trustees.

         C. Representations. The Subadviser represents, warrants, and agrees with the Manager that:

                  (1) The Subadviser is a corporation duly organized, validly existing and in good standing under the laws of the state of California and is engaged in the business of supplying investment advice and management services, as an independent contractor.

                  (2) The Subadviser (a) is registered as an "investment adviser" under the Advisers Act (as defined in Section 202(a)(11) thereof) and under applicable California laws, (b) (i) is currently in compliance with, and
(ii) with respect to its activities hereunder, shall at all times establish and maintain policies and procedures reasonably designed to effect compliance with, the requirements imposed upon the Subadviser by the Advisers Act and applicable California laws, and (c) has provided its current Form ADV to the Manager.

                  (3) The Subadviser (a) has adopted a written code of ethics pursuant to Rule 17j-1 under the 1940 Act, as set forth in Appendix C hereto,
(b) has provided the Manager with a copy of evidence of the adoption of the code of ethics by the Subadviser, and (c) will make such reports to the Manager and the Fund as are required by Rule 17j-1 under the 1940 Act.

2.       Duties of the Subadviser.

         A. General Duties. The Subadviser will manage the investment and reinvestment of the Allocated Assets. In undertaking such duties, the Subadviser acknowledges that the Manager has exclusive discretion regarding the allocation of Fund assets among one or more subadvisers and that the amount of the Allocated Assets allocated to the Subadviser may be changed at any time upon reasonable prior notice by the Manager to the Subadviser; provided however, that the Manager will provide sixty (60) days written notice of any transfer of a material portion of the Allocated Assets from the Subadviser to another subadviser. In managing the Allocated Assets, the Subadviser shall do so subject always to the direction and control of the Manager and further subject to the plenary authority of the Trustees. Without limiting the foregoing, the Subadviser will:

                  (1) Formulate and implement a continuous investment program for the Allocated Assets, (a) consistent with the investment objectives, policies and restrictions of the Fund as stated in each Trusts' respective Agreements and Declarations of Trust, By-Laws, and such Fund's currently effective prospectus(es) and statement(s) of additional information ("SAI"), as amended from time to time but only to the extent that the Manager provides the Subadviser with reasonable prior notice thereof (collectively, the "Fund Documents") and (b) in compliance with the requirements applicable to regulated investment companies under the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended, and the Fund's election(s) in connection therewith.

                  (2) Regularly report to the Manager with respect to the implementation of the investment program and provide such statistical information and special reports concerning the Allocated Assets and/or important developments materially affecting the Allocated Assets held, or contemplated to be purchased, by the Fund, as required by the procedures set forth in Appendix B to this Agreement and as may reasonably be requested by the Manager or the Trustees, including in-person attendance if reasonably appropriate, at Board meetings to present such information and reports;

                  (3) Consistent with the policies set forth in this Agreement, or as otherwise authorized, approved or directed by the Trustees, all in compliance with the 1940 Act and the rules thereunder, provide good faith determinations of the "fair value" of certain portfolio securities if market quotations are not "readily available" (within the meaning of Section 2(a)(41) of the 1940 Act regarding each term set forth in quotations) for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Trustees and communicated by the Fund or the Manager in writing to the Subadviser, and provide (to a reasonable extent) supporting documentation related to such determinations;

                  (4) Provide summary performance data ("Performance Information") prepared using the same calculation methodology adopted by the Association for Investment Management and Research ("AIMR") for uniform presentations of investment performance, but not audited, about accounts the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Allocated Assets that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Subadviser's prior performance in the prospectus(es) and SAI(s) of the Fund;

                  (5) Establish appropriate interfaces with the Fund's custodian, prime broker, administrator and Manager in order to provide them with all reasonably necessary information requested by them in order for such entities to perform their duties and obligations to the Fund in with respect to the Allocated Assets;

                  (6) Maintain errors and omissions or professional liability insurance coverage of at least two million dollars ($2,000,000.00) or such amount reasonably requested by the Manager in writing and reasonably related to the nature and scope of the Subadviser's business activities; and

                  (7) Support Manager in its distribution efforts as follows:
(a) aid in due diligence meetings with distribution companies; (b participate in marketing events, including roadshows, conference calls and participation in conferences and seminars; and (c) aid in creating marketing and sales materials.

         B. Facilities, Equipment, Personnel. The Subadviser, at its expense, will furnish: (1) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for them to perform its duties under this Agreement; and (2) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for formulating and implementing a continuous investment program for the Allocated Assets as set forth in Section 2.A hereof. The Subadviser shall have no other management obligations with respect to the Manager or the Fund.

         C.       Brokerage.

                  (1) The Subadviser will select brokers and dealers to effect all portfolio transactions with respect to the Allocated Assets subject to the conditions set forth herein. The

Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions with respect to the Allocated Assets in accordance with such policies or practices as may be established by the Board of Trustees and described in the Fund's currently effective prospectus(es) and SAI(s), as amended from time to time. In placing orders for the purchase or sale of investments of the Allocated Assets, in the name of the Fund or its nominees, the Subadviser shall use its best efforts to obtain for the Fund the best execution available, considering all of the circumstances (including without limitation price), and shall maintain records adequate to demonstrate compliance with this requirement.

                  (2) Subject to the appropriate policies and procedures approved by the Board of Trustees, the Subadviser may, to the extent authorized by Section 28(e) of the Securities and Exchange Act of 1934, cause the Fund to pay a broker or dealer that provides brokerage or research services to the Manager, the Subadviser, or the Fund an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser's overall responsibilities to the Fund or its other advisory clients. To the extent authorized by Section 28(e) and the Trustees, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action. In addition, subject to seeking the most favorable price and best execution available, the Subadviser may also consider sales of shares of the Fund as a factor in the selection of brokers and dealers.

                  (3) Neither the Manager nor a Fund shall instruct the Subadviser to place orders with particular brokers or dealers with respect to any transaction.

         D. Trade Aggregation. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

         E. Affiliated Brokers and Dealers. The Subadviser or an affiliated person of the Subadviser or Manager may act as broker for the Fund in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Subadviser seek to obtain best execution and price within the policy guidelines determined by each Trusts' Board of Trustees and set forth in each Trusts' current registration statement;
(b) the provisions of the Advisers Act and the 1940 Act; (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Subject to the requirements of applicable law and any procedures adopted by each Trust's Board of Trustees, the Subadviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund or the Trusts for such services in addition to the Subadviser's fees for services under this Agreement.

         F. Proxy Voting; Corporate Actions. The Manager hereby delegates to the Subadviser the Manager's discretionary authority to exercise voting rights with respect to the securities and other investments in the Allocated Assets and authorizes the Subadviser to delegate further such discretionary authority to its designee, Institutional Shareholder Services ("ISS") or with the prior written consent of the Manager (which consent shall not be unreasonably withheld) such other designee selected by the Subadviser (collectively with ISS, the "Designee"). The Subadviser and the Designee shall exercise these voting rights unless and until the Manager revokes this delegation and the Subadviser's delegation to the Designee. The Manager may revoke such delegations at any time without cause. The Subadviser and the Designee shall maintain and preserve a record, in an easily-accessible place for a period of not less than three (3) years, of the Subadviser's or Designee's voting procedures, and of the Subadviser's or Designee's actual votes, and shall supply this record to the Manager, any authorized representative of the Manager, or the appropriate Trust upon request.

         G. Books and Records. The Subadviser will maintain all accounts, books and records with respect to the Allocated Assets as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules thereunder. The Subadviser affirms that it has maintained and will continue to maintain all of the books and records necessary to support any Performance Information, that it has provided or provides in the future to the Manager, to the extent required by the Advisers Act and the rules and regulations thereunder, including, but not limited to Rule 204-2.

         H.       Custody.

                  (1) The Subadviser shall settle all transactions with respect to the Allocated Assets and maintain all accounts with respect to the Allocated Assets with authorized custodians. Title to all investments shall be made in the name of the Fund, provided that for convenience in buying, selling, and exchanging securities (stocks, bonds, commercial paper, etc.), title to such securities may be held in the name of the Fund's custodian banks, or their nominees or as otherwise provided in written instructions from the Manager. The Fund shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith and shall give the Subadviser written notice of any changes in such custody arrangements.

                  (2) Neither the Subadviser, nor any parent, subsidiary or related firm, shall take possession of or handle any cash or securities, mortgages or deeds of trust, or other indicia of ownership of the Allocated Assets, or otherwise act as custodian of such Allocated Assets. All cash and the indicia of ownership of all other investments shall be held by the Fund's custodian banks.

                  (3) The Fund shall instruct its custodian banks to (a) carry out all investment instructions as may be directed by the Subadviser with respect to the Allocated Assets (which instructions may be orally given if confirmed in writing); and (b) provide the Subadviser with all operational information necessary for the Subadviser to trade the Allocated Assets on behalf of the Fund.

                  (4) The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Manager) to give such instructions.

3.       Compensation of the Subadviser.

         The Manager will pay the Subadviser, with respect to the Allocated Assets, the compensation specified in Appendix A to this Agreement. Payments shall be made to the Subadviser on the fifth (5th) day of each month; however, this compensation will be calculated on the daily average value of the Allocated Assets and accrued on a daily basis. The Subadviser acknowledges that the responsibility for payment of the Subadviser's fees is solely that of the Manager. The Trusts and the Fund are not responsible for payment of the Subadviser's fees.

4.       Limitation of Liability and Indemnification of the Subadviser.

         A. Limitation. In the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties hereunder on the part of the Subadviser and any partner, member, shareholder, director, officer, or employee of the Subadviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, such parties shall not be subject to liability to the Trusts, the Manager or to any partner, member, shareholder, director, officer, or employee, agent, or control person of the Trusts or the Manager, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, (1) for entering into this Agreement, or (2) for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security on behalf of the Fund, or (3) for any actual or alleged material misstatement or omission in a Trust's registration statement, any proxy statement, or communication to current or prospective investors in the Fund relating to disclosure about the Subadviser approved by the Subadviser or provided to the Manager or Trusts by the Subadviser.

         B. Indemnification. The Manager agrees to defend, indemnify and hold harmless the Subadviser, and its partners, members, shareholders, directors, officers and employees against any loss, liability, claim, damage or expense (including, without limitation the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of their performance or non-performance of any duties under, or the execution of, this Agreement; provided, however, that nothing herein shall be deemed to protect any of them against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

5.       Indemnification of the Manager and the Trust.

         The Subadviser agrees to defend, indemnify and hold harmless the Manager and the Trust, and the partners, members, shareholders, directors, officers and employees of each of them against any loss, liability, claim, damage or expense (including without limitation the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of their performance or non-performance of any duties under, or the execution of, this Agreement; provided, however, that nothing herein shall be deemed to protect any of them against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

6.       Non-Exclusivity.

         The services of the Subadviser to the Manager shall not be deemed to be exclusive, and the Subadviser shall be free to render investment advisory or other services to others (including without limitation other investment companies) and to engage in other activities. It is understood and agreed that the partners, shareholders, directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including without limitation other investment companies.

7.       Supplemental Arrangements.

         To the extent permitted by applicable law, the Subadviser may enter into arrangements with other persons affiliated with the Subadviser for the provision of certain personnel and facilities to the Subadviser to enable it to fulfill its duties and obligations under this Agreement.

8.       Regulatory Reports and Inspections.

         The Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material that any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

9.       Records.

         The records relating to the services provided under this Agreement shall be the property of the Manager and shall be under its control; however, the Manager shall furnish to the Subadviser such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement and upon request of the Manager, such records shall promptly be returned to the Manager (or the Trusts if so directed by the Manager) by the Subadviser free from any claim or retention of rights therein; provided, however, that at its own expense, the Subadviser may keep duplicates of such records for its own records. The Subadviser shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if:

         A. Authorized. The Manager or the Fund has authorized such disclosure;

         B. Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

         C. Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

         D. Already Known. Such information already was known to the Subadviser prior to the Subadviser's retention hereunder by the Manager;

         E. Received From Third Party. Such information was or is hereafter rightfully received by the Subadviser from a third party (expressly excluding the Fund's custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

         F. Independently Developed. The Subadviser has independently developed such information.

10.      Term; Duration of Agreement.

         This Agreement shall become effective on the date that is the latest of
(1) the execution of this Agreement, (2) the approval of this Agreement by the Board of Trustees of the Trust and (3) the approval of this Agreement by the shareholders of the Fund in a special meeting of shareholders of the Fund. This Agreement shall remain in effect for a period two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding, the aforementioned provisions regarding the term of the Agreement, should shareholders of the Fund approve the Agreement and Plan of Reorganization between the Trust and Gartmore Mutual funds ("GMF") providing for the reorganization of the Fund into the Gartmore Long-Short Equity Plus Fund, a series of GMF, this Agreement will terminate on the date of the Reorganization.

11.      Termination of the Agreement.

         This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund upon ten (10) days' written notice to the Manager and Subadviser, by the Manager upon sixty (60) days' written notice to a Fund and the

Subadviser, and by the Subadviser upon sixty (60) days' written notice to the Fund and the Manager. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act) or in the event the Investment Management Agreements between the Manager and the Trusts are assigned or terminated for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

12.      Provision of Certain Information by the Subadviser.

         The Subadviser will promptly notify the Manager in writing of the occurrence of any of the following events:

         A. The Subadviser fails to be registered as investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as investment adviser in order to perform its obligations under this Agreement;

         B. The Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Manager or the Trusts;

         C. The Subadviser suffers financial impairment which materially interferes with its ability to manage the Allocated Assets or otherwise fulfill its duties under this Agreement;

         D. The Subadviser, its principal officers or its controlling stockholder are the subject of a government investigation or inquiry, administrative proceeding or any other type of legal action which, under the 1940 Act, would make it ineligible to serve as an investment adviser to an investment company;

         E. A change in the Subadviser's personnel materially involved in the management of the Allocated Assets, including but not limited to a change in the portfolio management responsibilities or employment status of any of the people listed in Appendix D; or

         F.       A change in control or management of the Subadviser.

13.      Confidentiality.

         Subject to Section 9 hereof, including without limitations the exclusions provided by Sections 9.A through 9.F thereof, each party shall not, directly or indirectly, permit its affiliates, directors, officers, members, employees, or agents to, in any form or by any means, use, disclose, or furnish to any person or entity, records or information concerning the business of the other party, except as necessary for the performance of duties under this Agreement or as required by law, without prior written notice to the other party.

14.      Name Usage.

         Each party shall not, without the prior written consent of the other parties, use another party's name, logo or mark, or make representations regarding the other parties or their affiliates. Notwithstanding the foregoing, the Subadviser agrees to permit the Manager and the Trusts to use the Subadviser's name in the Fund's prospectus(es), SAI(s) and/or sales literature related to the Fund and in other descriptions of the Fund; provided, however, that the Manager and the Trusts shall cease such use of the Subadviser's name in the event that this Agreement is terminated. The Subadviser shall be permitted to use the Fund and Manager's name in representative client lists in marketing materials and reports.

15.      Nonpublic Personal Information.

         Notwithstanding any provision herein to the contrary, each party hereto agrees on behalf of itself and its directors, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Manager (on behalf of itself and the Trusts) (a) all records and other information relative to the Trusts' prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under the Gramm-Leach-Bliley Act (the "Privacy Act"), and (2) except after prior notification to and approval in writing by the Manager, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the Privacy Act, and if in compliance therewith, the privacy policies adopted by the Manager and communicated in writing to the Subadviser. Such written approval shall not be unreasonably withheld by the Manager and may not be withheld where the Subadviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.

16.      Amendments to the Agreement.

         Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the Securities and Exchange Commission ("SEC"), this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the affected Fund (unless such approval is not required by Section 15 of 1940 Act as interpreted by the SEC or its staff) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) vote to approve the amendment, notwithstanding voting securities of any other Fund affected by the amendment or all the series or funds of the Trusts.

17.      Entire Agreement.

         This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

18.      Captions.

         The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

19.      Notice of Declaration of Trust.

         The parties hereto agree that the Trusts' obligations under this Agreement shall be limited to the Funds and to their assets, and that neither party shall seek satisfaction of any such obligations from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trusts or the Funds.

20.      Notices.

         Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand, on the date indicated as the date of receipt on a return receipt, or at time of receipt if sent to the other party at the principal office of such party by regular mail, commercial courier service, telex or fax.

21.      Severability.

         If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby and shall be construed and interpreted to the extent possible to carry out the intentions of the parties hereto as expressed herein at the time of this Agreement's execution.

22.      Counterparts.

         This Agreement may be executed in counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered, shall be deemed an original and all of which counterparts shall constitute but one and the same agreement.

23.      Governing Law.

         A. California Law. The provisions of this Agreement shall be governed by, and construed in accordance with the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

         B. Incorporation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

24.      Duties of the Manager.

         A. Allocated Assets. To the extent there are assets of the Fund managed by the Manager that are not Allocated Assets, the Manager shall inform the Subadviser as to the amounts and types of those assets. The Manager shall also inform the Subadviser as to the condition of its and the Fund's affairs, including without limitation policies, procedures, directions or instructions adopted or authorized by each Trust's Board of Trustees. The Manager also shall cause the Fund to furnish the Subadviser with such other documents and information with regard to the Fund's affairs as the Subadviser may from time to time reasonably request to enable it to perform its functions under this Agreement.

         B. Fund Documents. The Adviser promptly shall furnish the Subadviser with copies of the Fund Documents and during the continuance of this Agreement shall furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

GARTMORE MUTUAL FUND CAPITAL TRUST           SSI INVESTMENT MANAGEMENT, INC.

By:                                          By:
     -----------------------------                 -----------------------------
Name:                                        Name:
Title:                                       Title:
Date:                                        Date:

                        Investment Sub-Advisory Agreement

                        Appendix A: Fund and Fee Schedule

                                 (annual rates)

THE MONTGOMERY FUNDS II             FEE SCHEDULE
-----------------------             ------------

                                    On an annualized basis, 1.00% of the first
Montgomery Global Long-Short Fund   $50 million of net assets, plus 0.75% of net
                                    assets over $50 million.

                        Investment Sub-Advisory Agreement

                       Appendix B: Reporting Requirements

Send reports to: Dana Schmidt, Montgomery Asset Management, LLC, 101 California Street, 35th Floor, San Francisco, California 94111

Quarterly reports - due by the twentieth (20th) business day of the succeeding quarter

   .  Evaluation of Fund performance
   .  Discussion of any changes to the investment process
   .  Performance attribution
   . Risk reports that include measures of sector and industry exposures . Other analyses as necessary
   .  Compliance Checklist
   .  List of Affiliates
   .  Code of Ethics Compliance Report
   .  Soft Dollar Reports
   .  Derivatives Report
   .  17a-7, 17e-1, 10f-3 Reports
   .  Proxy Voting Report

Annually - Copy of

   .  The Subadviser's Code of Ethics
   .  The Subadviser's Form ADV Parts I and II
   .  The Subadviser's Current Balance Sheet (unaudited)
   .  Proof of Directors & Officers Error & Omissions Insurance
   .  The Subadviser's Proxy Voting Policy

As Necessary

The Subadviser promptly must inform the Manager of all material matters pertaining to the investment of the Allocated Assets, for example:

   . Material changes in investment strategy, portfolio structure and market value of the Allocated Assets.
   . Material changes in the ownership affiliation, organizational structure, financial condition, and professional personnel staffing of the Subadviser.

                        Investment Sub-Advisory Agreement

                      Appendix C: Subadviser Code of Ethics

                        Investment Sub-Advisory Agreement

                      Appendix D: Portfolio Management Team

                               John Gottfurcht
                               George Douglas
                               Kenneth Raguse
                               David Rosenfelder
                               Tim Ruiz

                                   Exhibit G

    Insert Certain Beneficial Owners of Shares of GMF Worldwide Leaders Fund

                             (to be inserted later)

                                  FORM OF PROXY

[Shareholder Name]
[Title (if applicable)]
[Address]
[Address]
[Fund Name]
[Shares Held]

                             THE MONTGOMERY FUNDS I

                       SPECIAL MEETING OF SHAREHOLDERS OF
                      MONTGOMERY GLOBAL OPPORTUNITIES FUND
                                       AND
                          MONTGOMERY GLOBAL FOCUS FUND

April    , 2003
      ---

                           SOLICITED ON BEHALF OF THE
                   BOARD OF TRUSTEES OF THE MONTGOMERY FUNDS I

The undersigned hereby appoints [Johanne Castro and Jason Wood], and each of them, as proxies of the undersigned, each with the power to appoint a substitute, for the Special Meeting of Shareholders of the Montgomery Global Opportunities Fund and the Montgomery Global Focus Fund (the "Funds"), separate series of The Montgomery Funds I, to be held at 10:00 a.m., Pacific time, on June 13, 2003, at 101 California Street, 35th Floor, San Francisco, California 94111, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on March 20, 2003. Capitalized terms used without definition have the meanings given to them in the accompanying Prospectus/Proxy Statement.

A signed proxy will be voted in favor of the Proposals listed below unless you have specified otherwise. Please sign, date and return this proxy ballot promptly. You may vote only if you held shares in the Fund at the close of business on March 20, 2003. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

Please vote by filling in the boxes below.

PROPOSAL 1: To approve an Agreement and Plan of Reorganization between The Montgomery Funds I and Gartmore Mutual Funds.

          FOR [_]     AGAINST [_]     ABSTAIN [_]

PROPOSAL 2: To approve a New Investment Advisory Agreement between The Montgomery Funds I and Gartmore Global Asset Management Trust.

          FOR [_]     AGAINST [_]     ABSTAIN [_]

PROPOSAL 3: To approve a New Subadvisory Agreement between Gartmore Global Asset Management Trust and Gartmore Global Partners.

          FOR [_]     AGAINST [_]     ABSTAIN [_]

Dated:                                                                 , 2003
      -----------------------------------------------------------------
     [Shareholder Name]

Dated:                                                                 , 2003
      -----------------------------------------------------------------
     [Signature(s) (if held jointly)]

When shares are registered jointly in the names of two or more persons, ALL must sign. Signature(s) must correspond exactly with the name(s) shown. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give your full title.

Please complete, sign, date and return this proxy promptly in the enclosed envelope. No postage is required if mailed in the United States. [You may also vote by Internet at www.proxyvote.com (just follow the simple instructions once you have logged in) or by telephone by calling toll-free (888) 221-0697.]

                                  FORM OF PROXY

[Shareholder Name]
[Title (if applicable)]
[Address]
[Address]
[Fund Name]
[Shares Held]

                             THE MONTGOMERY FUNDS II

                       SPECIAL MEETING OF SHAREHOLDERS OF
                 MONTGOMERY PARTNERS LONG-SHORT EQUITY PLUS FUND

April    , 2003
      ---

                  SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                           OF THE MONTGOMERY FUNDS II

The undersigned hereby appoints [Johanne Castro and Jason Wood], and each of them, as proxies of the undersigned, each with the power to appoint a substitute, for the Special Meeting of Shareholders of the Montgomery Partners Long-Short Equity Plus Fund (the "Fund"), a separate series of The Montgomery Funds II, to be held at 10:00 a.m., Pacific time, on June 13, 2003, at 101 California Street, 35th Floor, San Francisco, California 94111, and at any and all adjournments thereof (the "Meeting"), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on March 20, 2003. Capitalized terms used without definition have the meanings given to them in the accompanying Prospectus/Proxy Statement.

A signed proxy will be voted in favor of the Proposals listed below unless you have specified otherwise. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on March 20, 2003. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting including, without limitation, all matters incident to the conduct of the Meeting.

Please vote by filling in the boxes below.

PROPOSAL 1: To approve an Agreement and Plan of Reorganization between The Montgomery Funds II and Gartmore Mutual Funds.

          FOR [_]     AGAINST [_]     ABSTAIN [_]

PROPOSAL 4: To approve a New Investment Advisory Agreement between The Montgomery Funds II and Gartmore Mutual Fund Capital Trust.

          FOR [_]     AGAINST [_]     ABSTAIN [_]

PROPOSAL 5: To approve a New Subadvisory Agreement between Gartmore Mutual Fund Capital Trust and SSI Investment Management, Inc.

          FOR [_]     AGAINST [_]     ABSTAIN [_]

Dated:                                                                 , 2003
      -----------------------------------------------------------------
     [Shareholder Name]

Dated:                                                                 , 2003
      -----------------------------------------------------------------
     [Signature(s) (if held jointly)]

When shares are registered jointly in the names of two or more persons, ALL must sign. Signature(s) must correspond exactly with the name(s) shown. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give your full title.

Please complete, sign, date and return this proxy promptly in the enclosed envelope. No postage is required if mailed in the United States. You may also vote by Internet at www.proxyvote.com (just follow the simple instructions once you have logged in) or by telephone by calling toll-free (888) 221-0697.

                                     Part B

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April [_], 2003

Acquisition of the Assets and Assumption of all          By and in exchange for:
            Stated Liabilities of:

             THE MONTGOMERY FUNDS                         GARTMORE MUTUAL FUNDS
     Montgomery Global Opportunities Fund
         Montgomery Global Focus Fund                Gartmore Worldwide Leaders Fund

       101 California Street, 35th Floor
        San Francisco, California 94111
                1-800-572-FUND

                      and

            THE MONTGOMERY FUNDS II
     Montgomery Partners Long-Short Equity        Gartmore Long-Short Equity Plus Fund
                   Plus Fund

       101 California Street, 35th Floor                     1200 River Road
        San Francisco, California 94111             Conshohocken, Pennsylvania 19428
                1-800-222-8222                               (484) 530-1300

     This Statement of Additional Information ("SAI") relates specifically to the proposed reorganization of (i) the Montgomery Global Opportunities Fund (the "MF Global Opportunities Fund") and the Montgomery Global Focus Fund (the "MF Global Focus Fund"), two portfolios of The Montgomery Funds ("TMF"), with and into the Gartmore Worldwide Leaders Fund (the "GMF Worldwide Leaders Fund"), a portfolio of Gartmore Mutual Funds (the "Gartmore Funds"), and (ii) the Montgomery Partners Long-Short Equity Plus Fund (the "MF Long-Short Fund"), a portfolio of The Montgomery Funds II ("TMF II") (which together with TMF are collectively referred to as the "Montgomery Funds"), with and into the Gartmore Long-Short Equity Plus Fund (the "GMF Long-Short Fund"), a series of the Gartmore Funds. We refer to the three Montgomery Funds as the "Acquired Funds" and the two Gartmore Funds as the "GMF Acquiring Funds."

     Pursuant to the proposed reorganizations (individually, a "Reorganization" and, collectively, the "Reorganizations"), each GMF Acquiring Fund would acquire all of the assets of the corresponding Acquired Fund in exchange solely for the assumption of all of the stated liabilities of such Acquired Fund and the same or a comparable class of shares of the corresponding GMF Acquiring Fund, to be distributed pro rata by the Acquired Fund to its

                                                                    KHI comments
                                                                         3/11/03

shareholders, in complete liquidation of the Acquired Fund. Upon completion of the transactions contemplated by the Reorganizations, the Acquired Funds will be liquidated and terminated as series of the Montgomery Funds.

     Capitalized terms not otherwise defined in this SAI have the meanings assigned to them in the Prospectus/Proxy Statement dated April [ ], 2003.

     This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated April [ ], 2003, relating to the Reorganizations. You can request a copy of the Prospectus/Proxy Statement by
calling              or by writing to                 at                 .
       -------------                 ----------------    ----------------

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Incorporation by Reference...................................................4
History......................................................................4
Description of the GMF Acquiring Funds and their Investments and Risks.......4
Management...................................................................4
Investment Advisory and Other Services.......................................4
Brokerage Allocation and Other Practices.....................................4
Capital Stock and Other Securities...........................................5
Purchase, Redemption and Pricing of Shares...................................5
Taxation.....................................................................5
Calculation of Performance Data..............................................5
Financial Statements.........................................................5

                                                                    KHI comments
                                                                         3/11/03

     Incorporation by Reference

     The following documents have previously been filed with the SEC and are incorporated by reference herein.

          (A) The Statement of Additional Information of the Gartmore Funds, dated April [21], 2003 (the "Gartmore Funds SAI").

          (B) The Annual Report to Shareholders of the Gartmore Funds for the fiscal year ended October 31, 2002.

     History

     For a discussion of the Gartmore Funds' history and other general information pertaining to the Gartmore Funds, see the section entitled "General Information And History" in the Gartmore Funds SAI.

     Description of the GMF Acquiring Funds and their Investments and Risks

     For a discussion of the investment strategies and risks of the GMF Acquiring Funds, see the sections entitled "Additional Information On Portfolio Instruments And Investment Policies," "Description Of Portfolio Instruments And Investment Policies," "Portfolio Turnover" and "Investment Restrictions" in the Gartmore Funds SAI.

     Management

     For information regarding the Trustees and Officers of the Gartmore Funds, including, but not limited to, the names and a brief occupational biography of each of the Trustees and officers, see the section entitled "Trustees And Officers Of The Trust" in the Gartmore Funds SAI.

     Investment Advisory and Other Services

     For a discussion of the GMF Acquiring Funds' advisory and management-related services agreements, see the section entitled "Investment Advisory And Other Services" in the Gartmore Funds SAI.

     Brokerage Allocation and Other Practices

                                                                    KHI comments
                                                                         3/11/03

     For a discussion of the GMF Acquiring Funds' brokerage policies, see the section entitled "Brokerage Allocations" in the Gartmore Funds SAI.

     Capital Stock and Other Securities

     For a discussion of each class of shares of the Gartmore Funds and the characteristics of the Gartmore Funds' shares of beneficial interest, see the sections entitled "Additional Information - Description of Shares" and "Additional Information - Voting Rights" in the Gartmore Funds SAI.

     Purchase, Redemption and Pricing of Shares

     For a description of the purchase and redemption procedures for the Gartmore Funds' shares and a discussion of the Gartmore Funds' valuation and pricing procedures, see the sections entitled "Additional Information on Purchases and Sales," "Valuation of Shares," "Systematic Investment Strategies," "Investor Privileges," and "Investor Services" in the Gartmore Funds SAI.

     Taxation

     For a discussion of the tax information relating to ownership of the Gartmore Funds' shares, see the sections entitled "Tax Status," and "Additional General Tax Information for All Funds" in the Gartmore Funds SAI.

     Underwriter

     For information concerning the principal underwriter of the Gartmore Funds' shares, see the section entitled "Distribution" in the Gartmore Funds SAI.

     Calculation of Performance Data

     For a description and quotation of certain performance data used by the GMF Acquiring Funds, see the section entitled "Fund Performance Advertising" in the Gartmore Funds SAI.

     Financial Statements

     The Annual Report to Shareholders of the Gartmore Funds for the fiscal year ended October 31, 2002 contain financial information for the GMF Worldwide Leaders Fund.

                                                                    KHI comments
                                                                         3/11/03

     Pro Forma Financial Statements which provide financial information for the GMF Worldwide Leaders Fund after giving effect to the Reorganizations with the MF Global Opportunities and Global Focus Funds, for the fiscal year ended October 31, 2002.*

----------
* No Pro Forma Financial Statements are provided for the MF Long-Short Fund because the GMF Long-Short Fund was recently organized for the purpose of continuing the investment operations of the MF Long-Short Fund.

                                    D R A F T

                           Gartmore Worldwide Leaders
                         Montgomery Global Opportunites
                             Montgomery Global Focus
            Pro Forma Combining Statements of Assets and Liabilities
                                 As of 10/31/02
                                    Unaudited

                                                          Gartmore     Montgomery     Montgomery                        Pro Forma
                                                         Worldwide       Global         Global        Pro Forma         Combined
                                                          Leaders     Opportunites       Focus       Adjustments        (Note 1)
                                                        -----------   ------------   ------------   ------------      ------------
Assets:

Investment, at value
   (cost $3,014,844, $17,489,350, and $22,228,703;
   respectively)                                        $ 3,073,474   $ 16,392,284   $ 20,603,125   $         --      $ 40,068,883
Repurchase agreements, at cost                                   --             --         36,000             --            36,000
                                                        -----------   ------------   ------------   ------------      ------------
      Total Investments                                   3,073,474     16,392,284     20,639,125             --        40,104,883
Foreign currencies at value (cost $58,290, $141,
   and 636)                                                  57,669            148            410             --            58,228
Cash                                                             --             --          2,695             --             2,695
Unrealized appreciation on foreign currency contracts            --            382            553             --               935
Interest and dividends receivable                               920         16,450         23,115             --            40,485
Receivable for investments sold                             311,455        965,922        588,797             --         1,866,174
Receivable from adviser                                       1,690         50,116         53,752             --           105,558
Reclaims receivable                                           4,036         25,556          2,657             --            32,249
Prepaid expenses and other assets                            10,084            848                            --            16,324
                                                        -----------   ------------   ------------   ------------      ------------
      Total Assets                                        3,459,328     17,451,707     21,316,496             --        42,227,531
                                                        -----------   ------------   ------------   ------------      ------------

Liabilities:

Payable to custodian                                             --         20,630                            --            20,630
Line of credit                                              105,270             --             --             --           105,270
Payable for investments purchased                           210,644        834,557        438,992             --         1,484,193
Unrealized depreciation on foreign currency contracts         4,154            599             --             --             4,753
Accrued expenses and other payables:
   Investment advisory fees                                   2,598         46,754         52,352             --           101,704
   Fund administration and transfer agent fees                1,173         42,852         34,276             --            78,301
   Distribution fees                                          1,009             --             --             --             1,009
   Administrative servicing fees                                 21             --             --             --                21
   Other                                                        480         93,263        147,795             --           241,538
                                                        -----------   ------------   ------------   ------------      ------------
      Total Liabilities                                     325,349      1,038,655        673,415             --         2,037,419
                                                        -----------   ------------   ------------   ------------      ------------
Net Assets                                              $ 3,133,979   $ 16,413,052   $ 20,643,081   $         --      $ 40,190,112
                                                        ===========   ============   ============   ============      ============

Represented by:

Capital                                                 $ 5,363,163   $ 53,534,263   $ 67,961,035   $         --      $126,858,461
Accumulated net investment income (loss)                      4,154       (134,780)      (138,929)            --          (269,555)
Accumulated net realized gains (losses) from
  investment and foreign currency transactions           (2,288,858)   (35,892,102)   (45,554,214)                     (83,735,174)
Net unrealized appreciation (depreciation) on
   investments  and translation of assets and
   liablities denominated  in foreign currencies             55,520     (1,094,328)    (1,624,811)                      (2,663,619)
                                                        -----------   ------------   ------------   ------------      ------------
Net Assets                                              $ 3,133,979   $ 16,413,052   $ 20,643,081   $         --      $ 40,190,112
                                                        ===========   ============   ============   ============      ============

Net Assets:

Class A Shares                                          $ 1,045,926   $         --   $      3,648     37,052,485      $ 38,102,059
Class B Shares                                              936,469             --             --             --           936,469
Class C Shares                                               18,518             --             --             --            18,518
Class R Shares                                                   --     16,413,052     20,639,433    (37,052,485)               --
Institutional Service Class Shares                        1,133,066             --             --             --         1,133,066
                                                        -----------   ------------   ------------   ------------      ------------
      Total                                             $ 3,133,979   $ 16,413,052   $ 20,643,081   $         --      $ 40,190,112
                                                        ===========   ============   ============   ============      ============

Shares outstanding (unlimited number of shares authorized):

Class A Shares                                              190,335             --            592      6,737,475(a)      6,928,402
Class B Shares                                              173,030             --             --             --           173,030
Class C Shares                                                3,405             --             --             --             3,405
Class R Shares                                                   --      2,086,722      3,267,817     (5,354,539)(a)            --
Institutional Service Class Shares                          204,597             --             --             --           204,597
                                                        -----------   ------------   ------------   ------------      ------------
      Total                                                 571,367      2,086,722      3,268,409      1,382,936         7,309,434
                                                        ===========   ============   ============   ============      ============

Net asset value:

Class A Shares                                          $      5.50   $         --   $       6.16   $         --      $       5.50
Class B Shares (b)                                      $      5.41   $         --   $         --   $         --      $       5.41
Class C Shares (c)                                      $      5.44   $         --   $         --   $         --      $       5.44
Class R Shares                                          $        --   $       7.87   $       6.32   $         --      $         --
Institutional Service Class Shares                      $      5.54   $         --   $         --   $         --      $       5.54

Maximum offering price per share
   (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):

Class A Shares                                          $      5.84                  $       6.54                     $       5.84
Class C Shares                                          $      5.49                  $         --                     $       5.49
Maximum sales charge - Class A Shares                          5.75%                         5.75%                            5.75%
Maximum sales charge - Class C Shares                          1.00%                           --                             1.00%
                                                        -----------                  ------------                     ------------

(a) Shares adjusted to reflect the purchase into Class A Shares of the Gartmore Acquiring Fund at the Class A Shares net asset value.
(b) For Class B Shares, the redemption price per share varies by length of time shares are held.
(c) For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

                                    D R A F T

                           Gartmore Worldwide Leaders
                         Montgomery Global Opportunites
                             Montgomery Global Focus
                  Pro Forma Combining Statements of Operations
                          For the period ended 10/31/02
                                    Unaudited

                                                            Gartmore     Montgomery     Montgomery                     Pro Forma
                                                           Worldwide       Global         Global      Pro Forma        Combined
                                                            Leaders     Opportunites      Focus      Adjustments       (Note 1)
                                                          -----------   ------------   -----------   -----------     ------------
Investment Income:

Interest income                                           $     2,636   $     7,133    $    22,394    $      --      $     32,163
Net income from securities lending                                 --        11,846         10,070           --            21,916
Dividend income (net of foreign tax withholding                52,834       284,388        251,264           --           588,485
   tax of $0; $0; $0; respectively)                                --            --             --           --                --
                                                          -----------   -----------    -----------    ---------      ------------
      Total Income                                             55,470       303,367        283,728           --           642,565
                                                          -----------   -----------    -----------    ---------      ------------

Expenses:

   Investment advisory fees                                    33,362       319,585        366,191     (136,861)(a)       582,277
   Fund administration and transfer agent fees                 14,960       144,194        196,928     (268,739)(a)        87,342
   Distribution fees Class A                                    2,832            --             14      137,146 (a)       139,992
   Distribution fees Class B                                   10,505            --             --           --            10,505
   Distribution fees Class C                                      210            --             --           --               210
   Administrative servicing Fees Class A                           16            --             --        1,683 (c)         1,699
   Administrative servicing Institutional Service Class            61            --             --           --                61
   Professional fees                                              239        41,578         56,176      (88,993)(b)         9,000
   Registration and Filing                                     24,919        17,113         31,002      (42,034)(b)        31,000
   Printing fees                                                2,652        15,535         24,103      (24,290)(b)        18,000
   Other                                                        2,111        41,061         46,167      (65,338)(b)        24,000
                                                          -----------   -----------    -----------    ---------      ------------
      Total expenses before reimbursed expenses                91,867       579,066        720,581     (487,426)          904,087
Expenses reimbursed                                           (31,081)      (86,559)      (189,434)     169,927          (137,147)
                                                          -----------   -----------    -----------    ---------      ------------
      Total Expenses                                           60,786       492,507        531,147     (317,499)          766,940
                                                          -----------   -----------    -----------    ---------      ------------
Net Investment Income (Loss)                                   (5,316)     (189,140)      (247,419)     317,499          (124,376)
                                                          -----------   -----------    -----------    ---------      ------------

REALIZED/UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS:

Net realized gains (losses) on investment transactions     (1,392,113)   (6,475,708)    (7,878,111)          --       (15,745,932)
Net realized gains (losses) on foreign
   currency transactions                                      (77,963)      (82,880)       (88,196)          --          (249,039)
                                                          -----------   -----------    -----------    ---------      ------------
Net realized gains (losses) on investment and foreign
   currency transactions                                   (1,470,076)   (6,558,588)    (7,966,307)          --       (15,994,970)
Net change in unrealized appreciation/
   depreciation on investments and translation
   of assets and liabilities denominated in
   foreign currencies                                       1,029,657      (706,248)       (72,831)          --           250,579
                                                          -----------   -----------    -----------    ---------      ------------
Net realized/unrealized gains (losses) on
   investments and foreign currencies                        (440,419)   (7,264,835)    (8,039,137)          --       (15,744,392)
                                                          -----------   -----------    -----------    ---------      ------------
CHANGE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $  (445,735)  $(7,453,976)   $(8,286,556)   $ 317,499      $(15,868,768)
                                                          ===========   ===========    ===========    =========      ============

----------
(a) Change based on assumption that current Gartmore fee structure for these fees would have been in place during the period.
(b)  Reduced to reflect duplication of expenses.
(c) Reflects the Administrative Service fee that will be applicable to Class A shares upon the completion of the Reorganization.

Gartmore Worldwide Leaders Combined
Schedule of Portfolio Investments
October 31, 2002
(Unaudited)

                                        Gartmore       Montgomery    Montgomery
                                       Worldwide         Global        Global       Pro Forma
                                        Leaders      Opportunities     Focus         Combined
                                         Shares          Shares        Shares         Shares
                                       ---------     -------------   ----------     ---------
Common Stocks (99.7%)
Australia (0.2%)
Banking (0.2%)
                                                          9,400                        9,400


Belgium (0.2%)
Brewery (0.2%)
                                          3,400                                        3,400

Finland (2.1%)
Telecommunications (1.8%)
                                                         15,700        27,600         43,300

Utilities (0.3%)
                                         18,100                                       18,100



France (9.6%)
Banking (1.6%)
                                                          5,260        10,500         15,760

Health & Personal Care (3.6%)
                                                          2,100         8,600         10,700
                                                          2,700         8,400         11,100



Oil & Gas (2.2%)
                                            600           2,600         3,300          6,500

Pharmaceuticals (1.5%)
                                                          4,200         5,800         10,000

Television (0.2%)
                                                          3,150                        3,150

Transportation (0.5%)
                                                          7,800                        7,800



Germany (7.0%)
Automotive (3.4%)
                                          3,600                                        3,600
                                                            865         1,760          2,625



Computer Software & Services (1.5%)
                                                          2,300         5,700          8,000

Insurance (1.5%)




                                                                                   Gartmore         Montgomery         Montgomery
                                                                                   Worldwide          Global             Global
                                                                                    Leaders        Opportunties          Focus
                                                     Description               Market Value ($)  Market Value ($)   Market Value ($)
                                      ------------------------------------     ----------------  ----------------   ----------------
Common Stocks (99.7%)
Australia (0.2%)
Banking (0.2%)
                                      Australia and New Zealand Banking Group                          98,245
                                      Ltd.                                                          ---------
Belgium (0.2%)
Brewery (0.2%)
                                                                                    76,600
                                      Interbrew                                    -------
Finland (2.1%)
Telecommunications (1.8%)
                                                                                                      266,051            467,707
                                      Nokia Oyj                                                     ---------          ---------
Utilities (0.3%)
                                                                                   108,443
                                      Fortum Oyj                                   -------
                                                                                   108,443            266,051            467,707
                                                                                   -------          ---------          ---------
France (9.6%)
Banking (1.6%)
                                                                                                      209,248            417,700
                                      BNP Paribas SA                                                ---------          ---------
Health & Personal Care (3.6%)
                                                                                                      156,041            639,023
                                      L'Oreal SA                                                      164,741            512,527
                                      Sanofi-Synthelabo SA                                          ---------          ---------
                                                                                                      320,782          1,151,550
                                                                                                    ---------          ---------
Oil & Gas (2.2%)
                                                                                    82,650            357,355            453,568
                                      Total Fina Elf SA                            -------          ---------          ---------
Pharmaceuticals  (1.5%)
                                                                                                      250,869            346,438
                                      Aventis SA                                                    ---------          ---------
Television  (0.2%)
                                                                                                       80,925
                                      Societe Television Francaise                                  ---------
Transportation  (0.5%)
                                                                                                      194,144
                                      Autoroutes du Sud de la France               -------          ---------          ---------
                                                                                    82,650          1,413,323          2,369,256
                                                                                   -------          ---------          ---------
Germany  (7.0%)
Automotive (3.4%)
                                                                                   128,343
                                      Bayerische Motoren Werke AG                                     411,968            838,225
                                      Porsche AG                                   -------          ---------          ---------
                                                                                   128,343            411,968            838,225
                                                                                   -------          ---------          ---------
Computer Software & Services (1.5%)
                                                                                                      176,129            436,493
                                      SAP AG                                                        ---------          ---------
Insurance (1.5%)

                                      Pro Forma
                                      Combined
                                      Market Value ($)
                                      ----------------
Common Stocks (99.7%)
Australia (0.2%)
Banking (0.2%)
                                          98,245
                                       ---------
Belgium (0.2%)
Brewery (0.2%)
                                          76,600
                                       ---------
Finland (2.1%)
Telecommunications (1.8%)
                                         733,758

Utilities (0.3%)
                                         108,443
                                       ---------
                                         842,201
                                       ---------
France (9.6%)
Banking (1.6%)
                                         626,948
                                       ---------
Health & Personal Care (3.6%)
                                         795,064
                                         677,268
                                       ---------
                                       1,472,332
                                       ---------
Oil & Gas (2.2%)
                                         893,573
                                       ---------
Pharmaceuticals  (1.5%)
                                         597,307
                                       ---------
Television  (0.2%)
                                          80,925
                                       ---------
Transportation  (0.5%)
                                         194,144
                                       ---------
                                       3,865,229
                                       ---------
Germany  (7.0%)
Automotive (3.4%)
                                         128,343
                                       1,250,193
                                       ---------
                                       1,378,536
                                       ---------
Computer Software & Services (1.5%)
                                         612,622
                                       ---------
Insurance (1.5%)

Gartmore Worldwide Leaders Combined
Schedule of Portfolio Investments
October 31, 2002
(Unaudited)

                               Gartmore      Montgomery    Montgomery
                              Worldwide        Global        Global       Pro Forma
                               Leaders     Opportunities     Focus         Combined
                                Shares         Shares        Shares         Shares
                              ---------    -------------   ----------     ---------
                                                1,300         3,250          4,550


Pharmaceuticals (0.6%)
                                                5,100                        5,100



Hong Kong (0.5%)
Diversified (0.3%)
                                20,000                                      20,000

Telecommunications (0.2%)
                                               32,500                       32,500



Ireland (0.3%)
Banking (0.3%)
                                               15,100                       15,100

Israel (0.2%)
Pharmaceuticals (0.2%)
                                   875                                         875

Italy (5.0%)
Banking (2.3%)
                                               23,500        39,000         62,500
                                               45,800                       45,800



Insurance (0.7%)
                                               21,100                       21,100

Luxury Goods (0.2%)
                                                1,100                        1,100

Oil & Gas (0.4%)
                                               11,400                       11,400

Telecommunications (1.4%)
                                               20,400        50,100         70,500



Japan (8.5%)
Automotive (0.8%)
                                                6,700                        6,700
                                 8,600                                       8,600



Building & Construction (0.2%)

                                                                           Gartmore         Montgomery         Montgomery
                                                                           Worldwide          Global             Global
                                                                            Leaders        Opportunties          Focus
                                          Description                  Market Value ($)  Market Value ($)   Market Value ($)
                             ---------------------------------------   ----------------  ----------------   ----------------
                             Muenchener Rueckversucherungs                                     166,989            417,472
                             Gesellschaft AG                                                 ---------          ---------

Pharmaceuticals (0.6%)***
                             Schering AG (a)                                                   233,572
                                                                           -------           ---------          ---------
                                                                           128,343             988,658          1,692,190
                                                                           -------           ---------          ---------
Hong Kong (0.5%)
Diversified (0.3%)
                             Hutchison Whampoa Ltd.                        123,086
                                                                           -------
Telecommunications (0.2%)
                             China Mobile (Hong Kong) Ltd. (a)                                  79,798
                                                                           -------           ---------
                                                                           123,086              79,798
                                                                           -------           ---------
Ireland (0.3%)
Banking (0.3%)
                             Anglo Irish Bank                                                  100,861
                                                                                             ---------
Israel (0.2%)
Pharmaceuticals (0.2%)
                             Teva Pharmaceutical Industries Ltd. ADR        67,751
                                                                           -------
Italy (5.0%)
Banking (2.3%)
                             Banco Popolare di Verona e Novara Scrf                            279,573            463,972
                             Credito Italiano (a)                                              171,516
                                                                                             ---------          ---------
                                                                                               451,089            463,972
                                                                                             ---------          ---------
Insurance (0.7%)
                             R.A.S. SpA (a)                                                    262,279
                                                                                             ---------
Luxury Goods (0.2%)
                             Gucci Group                                                        99,398
                                                                                             ---------
Oil & Gas (0.4%)
                             ENI SpA                                                           157,025
                                                                                             ---------
Telecommunications (1.4%)
                             Telecom Italia SpA                                                161,863            397,516
                                                                                             ---------          ---------
                                                                                             1,131,654            861,488
                                                                                             ---------          ---------
Japan (8.5%)
Automotive (0.8%)
                             Honda Motor Co. Ltd.                                              239,599
                             Nissan Motor Co. Ltd.                          66,057
                                                                           -------           ---------
                                                                            66,057             239,599
                                                                           -------           ---------
Building & Construction (0.2%)

                                        Pro Forma
                                        Combined
                                    Market Value ($)
                                    ----------------
                                          584,461
                                        ---------

Pharmaceuticals (0.6%)***
                                           233,572
                                         ---------
                                         2,809,191
                                         ---------
Hong Kong (0.5%)
Diversified (0.3%)
                                           123,086
                                         ---------
Telecommunications (0.2%)
                                            79,798
                                         ---------
                                           202,884
                                         ---------
Ireland (0.3%)
Banking (0.3%)
                                           100,861
                                         ---------
Israel (0.2%)
Pharmaceuticals (0.2%)
                                            67,751
                                         ---------
Italy (5.0%)
Banking (2.3%)
                                           743,545
                                           171,516
                                         ---------
                                           915,061
                                         ---------
Insurance (0.7%)
                                           262,279
                                         ---------
Luxury Goods (0.2%)
                                            99,398
                                         ---------
Oil & Gas (0.4%)
                                           157,025
                                         ---------
Telecommunications (1.4%)
                                           559,379
                                         ---------
                                         1,993,142
                                         ---------
Japan (8.5%)
Automotive (0.8%)
                                           239,599
                                            66,057
                                         ---------
                                           305,656
                                         ---------
Building & Construction (0.2%)

Gartmore Worldwide Leaders Combined
Schedule of Portfolio Investments
October 31, 2002
(Unaudited)

                         Gartmore     Montgomery     Montgomery
                         Worldwide      Global         Global      Pro Forma
                          Leaders    Opportunities      Focus       Combined
                          Shares        Shares         Shares        Shares
                         ---------   -------------   ----------    ---------
                           32,000                                    32,000

Electronics (4.4%)
                                          3,000         8,000        11,000
                                          4,900        12,300        17,200
                                          1,100         2,700         3,800
                                          4,200                       4,200



Food & Beverage (1.4%)
                                          5,200        13,000        18,200

Real Estate (0.2%)
                           12,000                                    12,000

Retail (1.5%)
                                          5,000        16,000        21,000



Korea (0.7%)
Electronics (0.7%)
                                          1,900                       1,900

Mexico (1.4%)
Financial Services (0.4%)
                                        201,000                     201,000

Retail (1.0%)
                                         48,200       119,600       167,800



Netherlands (0.4%)
Electronics (0.2%)
                            4,700                                     4,700

Oil & Gas (0.2%)
                            2,000                                     2,000



Norway (0.4%)
Telecommunications (0.4%)
                                         15,000                      15,000

Portugal (0.4%)
Telecommunications (0.4%)
                                         24,800                      24,800

Spain (5.1%)

                                                                               Gartmore         Montgomery         Montgomery
                                                                               Worldwide          Global             Global
                                                                                Leaders        Opportunties           Focus
                           Description                                     Market Value ($)  Market Value ($)   Market Value ($)
                           ------------------------------------------      ----------------  ----------------   ----------------
                           Nishimatsu Construction Co. Ltd.
                                                                                 92,205
Electronics (4.4%)                                                              -------
                           Canon, Inc.
                           Fanuc Co. Ltd. (a)                                                      110,459            294,558
                           Rohm (a)                                                                193,589            485,948
                           Sony Corp.                                                              138,262            339,370
                                                                                                   180,303
                                                                                                 ---------          ---------
                                                                                                   622,613          1,119,876
Food & Beverage (1.4%)                                                                           ---------          ---------
                           ITO EN Ltd.
                                                                                                   165,200            413,001
Real Estate (0.2%)                                                                               ---------          ---------
                           Mitsui Fudosan Co. Ltd.
                                                                                 91,976
Retail (1.5%)                                                                   -------
                           Seven - Eleven Japan Co. Ltd.
                                                                                                   140,925            450,961
                                                                                -------          ---------          ---------
                                                                                250,238          1,168,337          1,983,838
Korea (0.7%)                                                                    -------          ---------          ---------
Electronics (0.7%)
                           Samsung Electronics Co. Ltd.
                                                                                                   271,700
Mexico (1.4%)                                                                                    ---------
Financial Services (0.4%)
                           Grupo Financiero BBVA Bancomer SA de CV
                                                                                                   158,392
Retail (1.0%)                                                                                    ---------
                           Wal-Mart de Mexico SA de CV - Series V
                                                                                                   120,358            298,647
                                                                                                 ---------          ---------
                                                                                                   278,750            298,647
Netherlands (0.4%)                                                                               ---------          ---------
Electronics (0.2%)
                           Koninklijke (Royal) Philips Electronics NV
                                                                                 84,245
Oil & Gas (0.2%)                                                                -------
                           Royal Dutch Petroleum Co.
                                                                                 86,512
                                                                                -------
                                                                                170,757
Norway (0.4%)                                                                   -------
Telecommunications (0.4%)
                           Tandberg ASA
                                                                                161,922
Portugal (0.4%)                                                               ---------
Telecommunications (0.4%)
                           Vodafone Telecel - Comunicacoes
                           Pessoais SA
Spain (5.1%)                                                                    170,554
                                                                              ---------

                                Pro Forma
                                 Combined
                             Market Value ($)
                             ----------------

                                    92,205
Electronics (4.4%)               ---------

                                   405,017
                                   679,537
                                   477,632
                                   180,303
                                 ---------
                                 1,742,489
Food & Beverage (1.4%)           ---------

                                   578,201
Real Estate (0.2%)               ---------

                                    91,976
Retail (1.5%)                    ---------

                                   591,886
                                 ---------
                                 3,402,413
Korea (0.7%)                     ---------
Electronics (0.7%)

                                   271,700
Mexico (1.4%)                    ---------
Financial Services (0.4%)

                                   158,392
Retail (1.0%)                    ---------

                                   419,005
                                 ---------
                                   577,397
Netherlands (0.4%)               ---------
Electronics (0.2%)

                                    84,245
Oil & Gas (0.2%)                 ---------

                                    86,512
                                 ---------
                                   170,757
Norway (0.4%)                    ---------
Telecommunications (0.4%)

                                   161,922
Portugal (0.4%)                  ---------
Telecommunications (0.4%)


Spain (5.1%)                       170,554
                                 ---------

Gartmore Worldwide Leaders Combined
Schedule of Portfolio Investments
October 31, 2002
(Unaudited)

                             Gartmore     Montgomery     Montgomery
                             Worldwide      Global         Global        Pro Forma
                              Leaders    Opportunities      Focus        Combined
                              Shares        Shares         Shares         Shares
                             ---------   -------------   ----------      ---------
Aircraft Equipment (1.2%)

                                             13,500        16,600           30,100

Banking (1.2%)
                                              6,300         5,200           11,500

Oil & Gas (0.4%)
                                             31,700                         31,700

Telecommunications (0.5%)
                                             22,200                         22,200

Transportation (1.8%)
                                             40,000        98,600          138,600



Sweden (0.5%)
Security Services (0.5%)

                                             15,700                         15,700

Switzerland  (3.1%)
Business Services  (1.4%)

                                              5,491         8,200           13,691

Computer Equipment (0.2%)
                                              2,733                          2,733

Food & Beverage (0.5%)
                                                960                            960

Health & Personal Care
   (0.4%)
                                              2,400                          2,400

Optical Supplies (0.2%)
                                2,400                                        2,400

Pharmaceuticals (0.4%)
                                              3,800                          3,800




Taiwan (0.4%)
Electronics (0.2%)

                               10,600                                       10,600

Semiconductors (0.2%)
                                9,000                                        9,000




United Kingdom (14.2%)
Banking (5.8%)                               38,600        81,500          120,100

                                                                             Gartmore          Montgomery         Montgomery
                                                                             Worldwide           Global             Global
                                                                               Leaders         Opportunties           Focus
                           Description                                    Market Value ($)   Market Value ($)   Market Value ($)
                           ------------------------------------------     ----------------   ----------------   ----------------
Aircraft Equipment (1.2%)
                                                                                                   220,633            271,297
                           Gamesa Corporacion Tecnologica SA                                     ---------            -------
Banking (1.2%)
                                                                                                   269,169            222,172
                           Banco Popular Espanol SA                                              ---------            -------
Oil & Gas (0.4%)
                                                                                                   170,083
                           Enagas                                                                ---------
Telecommunications (0.5%)
                                                                                                   210,145
                           Telefonica SA (a)                                                     ---------
Transportation (1.8%)
                                                                                                   196,830            485,185
                           Amadeus Global Travel Distribution SA Class A                         ---------            -------
                                                                                                 1,066,860            978,654
                                                                                                 ---------            -------
Sweden (0.5%)
Security Services (0.5%)

                                                                                                   218,020
                           Securitas AB, Series B (a)                                            ---------
Switzerland  (3.1%)
Business Services  (1.4%)

                                                                                                   215,144            321,286
                           Adecco SA                                                             ---------            -------
Computer Equipment (0.2%)
                                                                                                    89,543
                           Logitech International SA (a)                                         ---------
Food & Beverage (0.5%)
                                                                                                   205,256
                           Nestle SA                                                             ---------
Health & Personal Care
   (0.4%)
                                                                                                   169,425
                           Roche Holding AG                                                      ---------
Optical Supplies (0.2%)
                                                                                98,448
                           Alcon, Inc. (a)                                     -------
Pharmaceuticals (0.4%)
                                                                                                   144,525
                           Novartis AG                                         -------           ---------            -------
                                                                                98,448             823,893            321,286
                                                                               -------           ---------            -------
Taiwan (0.4%)
Electronics (0.2%)

                                                                                71,020
                                                                               -------
Semiconductors (0.2%)      AU Optronics Corp. - ADR (a)
                                                                                70,380
                                                                               -------
                           Taiwan Semiconductor Manufacturing Co. Ltd.         141,400
                           ADR(a)                                              -------

United Kingdom (14.2%)
Banking (5.8%)             Barclays PLC                                                            266,834            563,394


                               Pro Forma
                                 Combined
                             Market Value ($)
                             ----------------
Aircraft Equipment (1.2%)**
                                   491,930
                                 ---------
Banking (1.2%)
                                   491,341
                                 ---------
Oil & Gas (0.4%)
                                   170,083
                                 ---------
Telecommunications (0.5%)
                                   210,145
                                 ---------
Transportation (1.8%)
                                   682,015
                                 ---------
                                 2,045,514
                                 ---------
Sweden (0.5%)
Security Services (0.5%)

                                   218,020
                                 ---------
Switzerland  (3.1%)
Business Services  (1.4%)

                                   536,430
                                 ---------
Computer Equipment (0.2%)
                                    89,543
                                 ---------
Food & Beverage (0.5%)
                                   205,256
                                 ---------
Health & Personal Care
   (0.4%)
                                   169,425
                                 ---------
Optical Supplies (0.2%)
                                    98,448
                                 ---------
Pharmaceuticals (0.4%)
                                   144,525
                                 ---------
                                 1,243,627
                                 ---------
Taiwan (0.4%)
Electronics (0.2%)

                                    71,020
                                 ---------
Semiconductors (0.2%)
                                    70,380
                                 ---------
                                   141,400
                                 ---------

United Kingdom (14.2%)
Banking (5.8%)                     830,228

Gartmore Worldwide Leaders Combined
Schedule of Portfolio Investments
October 31, 2002
(Unaudited)

                                         Gartmore    Montgomery     Montgomery
                                         Worldwide     Global         Global      Pro Forma
                                          Leaders   Opportunities      Focus      Combined
                                          Shares       Shares         Shares       Shares
                                         ---------  -------------   ----------    ---------
                                                                                    18,300
                                           18,300      16,128         35,080        54,908
                                            3,700
Building & Construction (0.2%)
                                                                                    21,700
                                           21,700
Food & Beverage (2.4%)
                                                       36,500                       36,500
                                                       18,400         42,900        61,300
                                                       41,800                       41,800

Insurance (0.2%)
                                                                                    10,200
                                           10,200
Mining (0.3%)
                                                                                     5,800
                                            5,800
Oil & Gas (1.3%)
                                                       23,804         58,600        82,404
Pharmaceuticals (2.1%)
                                                                                     2,200
                                            2,200      11,160         29,611        40,771
Retail (0.2%)
                                                                                    10,800
                                           10,800
Telecommunications (1.7%)
                                                                                     9,700
                                            9,700     118,650        260,000       378,650
United States (39.5%)
Aerospace/Defense (0.1%)
                                                                                       900
                                              900
Airlines (0.9%)
                                                                                     2,800
                                            2,800       2,700                        2,700
                                                        9,500                        9,500
Banking (2.4%)
                                                        8,700         17,900        26,600


                                             Gartmore        Montgomery         Montgomery
                                             Worldwide         Global             Global             Pro Forma
                                              Leaders       Opportunties          Focus               Combined
Description                              Market Value ($) Market Value ($)   Market Value ($)     Market Value ($)
                                         ---------------- ----------------   ----------------     ----------------
Lloyds TSB Group PLC                          157,467                                                  157,467
Royal Bank of Scotland Group PLC               87,061          377,893             821,956           1,286,910
                                              -------        ---------           ---------           ---------
                                              244,528          644,727           1,385,350           2,274,605
                                              -------        ---------           ---------           ---------

George Wimpey PLC                              93,362                                                   93,362
                                              -------                                                ---------

Compass Group PLC                                              161,318                                 161,318
Diageo PLC                                                     206,648             481,804             688,452
Tesco PLC                                                      129,042                                 129,042
                                                             ---------           ---------           ---------
                                                               497,008             481,804             978,812
                                                             ---------           ---------           ---------

Aviva PLC                                      78,194                                                   78,194
                                              -------                                                ---------

Rio Tinto PLC                                 104,806                                                  104,806
                                              -------                                                ---------

BP PLC                                                         151,995             374,176             526,171
                                                             ---------           ---------           ---------

AstraZeneca PLC                                82,089                                                   82,089
GlaxoSmithKline PLC                                            210,726             559,122             769,848
                                              -------        ---------           ---------           ---------
                                               82,089          210,726             559,122             851,937
                                              -------        ---------           ---------           ---------

GUS PLC                                        97,578                                                   97,578
                                              -------                                                ---------

British Sky Broadcasting Group PLC (a)         91,585                                                   91,585
Vodafone Group PLC                                             190,098             416,566             606,664
                                              -------        ---------           ---------           ---------
                                               91,585          190,098             416,566             698,249
                                              -------        ---------           ---------           ---------
                                              792,142        1,694,554           3,217,018           5,703,714
                                              -------        ---------           ---------           ---------

Lockheed Martin Corp.                          52,110                                                   52,110
                                              -------                                                ---------

Jetblue Airways Corp. (a)                     113,092                                                  113,092
Ryanair Holdings PLC - ADR                                     100,683                                 100,683
Southwest Airlines Co. (a)                                     138,700                                 138,700
                                              -------        ---------                               ---------
                                              113,092          239,383                                 352,475
                                              -------        ---------                               ---------

Citigroup, Inc. (a)                                            321,465             661,405             982,870
                                                             ---------           ---------           ---------

Gartmore Worldwide Leaders Combined
Schedule of Portfolio Investments
October 31, 2002
(Unaudited)


                                            Gartmore    Montgomery    Montgomery
                                            Worldwide     Global        Global    Pro Forma
                                             Leaders   Opportunties      Focus    Combined
                                             Shares       Shares        Shares     Shares
                                          ------------  ----------    ---------   ---------
Business Services (2.4%)
                                                          2,400         12,800     15,200

Capital Goods (0.9%)
                                                          3,200         11,700     14,900

Commercial Services (0.2%)
                                                2,000                               2,000

Communications (0.2%)
                                                3,300                               3,300

Computer Hardware Manufacturing (3.8%)
                                                         21,800         36,800     58,600
                                                          8,900         22,200     31,100

Computer Software & Services (4.5%)
                                                          5,500         13,700     19,200
                                                1,500     7,800         13,600     22,900

Education (0.2%)
                                                          5,800                     5,800

Electronics (1.6%)
                                                7,100                               7,100
                                                                         4,000      4,000

Financial Services (2.7%)
                                                          2,600          9,500     12,100
                                                3,700                               3,700
                                                          5,800                     5,800

Freddie Mac (0.7%)
                                                          4,300                     4,300

Health & Personal Care (0.4%)
                                                          6,000                     6,000

Health Care Services (1.5%)
                                                          9,900         13,300     23,200

Home Furnishing (0.3%)
                                                3,100                               3,100

Hospitals (0.1%)
                                                1,300                               1,300


                                              Gartmore          Montgomery         Montgomery
                                              Worldwide           Global             Global              Pro Forma
                                               Leaders         Opportunties          Focus               Combined
Description                               Market Value ($)   Market Value ($)   Market Value ($)      Market Value ($)
                                          ----------------   ----------------   ----------------   ----------------
Ebay, Inc.                                                        151,740            809,281               961,021
                                                                  -------          ---------             ---------

General Electric Co.                                               80,800            295,425               376,225
                                                                  -------          ---------             ---------

Weight Watchers International, Inc. (a)          94,700                                                     94,700
                                                -------                                                  ---------

Comcast Corp. (a)                                75,933                                                     75,933
                                                -------                                                  ---------

Cisco Systems, Inc.                                               243,724            411,424               655,148
Dell Computer Corp.                                               254,585            635,031               889,616
                                                                  -------          ---------             ---------
                                                                  498,309          1,046,455             1,544,764
                                                                  -------          ---------             ---------

Computer Sciences Corp. (a)                                       177,595            442,373               619,968
Microsoft Corp.                                  80,205           417,027            727,124             1,224,356
                                                -------           -------          ---------             ---------
                                                 80,205           594,622          1,169,497             1,844,324
                                                -------           -------          ---------             ---------

DeVry, Inc. (a)                                                    82,360                                   82,360
                                                                  -------                                ---------

Flextronics International Ltd. (a)               59,356                                                     59,356
Samsung Electronics - GDR                                                            570,000               570,000
                                                -------                            ---------             ---------
                                                 59,356                              570,000               629,356
                                                -------                            ---------             ---------

Lehman Brothers Holding, Inc. (a)                                 138,502            506,065               644,567
Merrill Lynch & Co., Inc.                       140,415                                                    140,415
Wells Fargo & Co. (a)                                             292,726                                  292,726
                                                -------           -------          ---------             ---------
                                                140,415           431,228            506,065             1,077,708
                                                -------           -------          ---------             ---------

Federal Home Loan Mortgage Corp. (a)                              264,794                                  264,794
                                                                  -------                                ---------

Estee Lauder Co., Inc. (The) - Class A                            174,720                                  174,720
                                                                  -------                                ---------

First Health Group Corp.                                          256,410            344,470               600,880
                                                                  -------          ---------             ---------

Newell Rubbermaid, Inc.                         100,502                                                    100,502
                                                -------                                                  ---------

HCA, Inc.                                        56,537                                                     56,537
                                                -------                                                  ---------

Gartmore Worldwide Leaders Combined
Schedule of Portfolio Investments
October 31, 2002
(Unaudited)

                                 Gartmore   Montgomery     Montgomery
                                Worldwide     Global         Global     Pro Forma
                                 Leaders   Opportunities      Focus     Combined
                                 Shares       Shares         Shares      Shares
                                ---------  -------------   ----------   ---------
Luxury Goods  (0.3%)
                                                3,900                      3,900
Manufacturing  (0.2%)
                                  4,600                                    4,600
Medical Instruments  (1.0%)
                                                6,800                      6,800
                                  2,600                                    2,600

Multi-Media  (2.5%)
                                               11,200                     11,200
                                                6,500        13,600       20,100

Pharmaceuticals  (1.0%)
                                  3,200          9,800                    13,000

Radio Broadcasting  (1.6%)
                                                5,600        11,700       17,300

Retail  (7.9%)
                                                6,550        16,200       22,750
                                                8,200        20,400       28,600
                                               10,600                     10,600
                                                8,400        17,400       25,800
                                                5,100                      5,100
                                                6,600                      6,600

Semiconductors  (0.8%)
                                                5,100        12,600       17,700
Telecommunications  (1.3%)
                                              122,200                    122,200
                                               15,800                     15,800
                                                4,800                      4,800

Total Common Stocks

Repurchase Agreement  (0.1%)                                 36,000       36,000
Total Repurchase Agreement

                                                                              Gartmore         Montgomery         Montgomery
                                                                              Worldwide         Global              Global
                                                                               Leaders      Opportunities           Focus
                                          Description                     Market Value ($)  Market Value ($)   Market Value ($)
                                --------------------------------------    ----------------  ----------------   ----------------
Luxury Goods  (0.3%)
                                Tiffany & Co. (a)                                                102,102
Manufacturing  (0.2%)                                                                         ----------
                                Tyco International Ltd.
Medical Instruments  (1.0%)                                                     66,516
                                Medtronic, Inc. (a)                          ---------
                                St. Jude Medical, Inc. (a)
                                                                                                 304,640
Multi-Media  (2.5%)                                                             92,586
                                Liberty Media Corp.                          ---------        ----------
                                Viacom Inc. - Class B (a)                       92,586           304,640
                                                                             ---------        ----------
Pharmaceuticals  (1.0%)
                                Pfizer, Inc.                                                      92,624
                                                                                                 289,965            606,696
Radio Broadcasting  (1.6%)                                                                    ----------         ----------
                                Clear Channel Communications, Inc. (a)                           382,589            606,696
                                                                                              ----------         ----------
Retail  (7.9%)
                                Best Buy Co.                                   101,664           311,346
                                Costco Wholesale Corp. (a)                   ---------        ----------
                                Hollywood Entertainment Corp.
                                Lowe's Cos., Inc. (a)
                                Safeway, Inc. (a)                                                207,480            433,485
                                Wal-Mart Stores, Inc. (a)                                     ----------         ----------

Semiconductors  (0.8%)                                                                           134,996            333,882
                                Intel Corp. (a)                                                  278,226            692,172
Telecommunications  (1.3%)                                                                       208,343
                                ADC Telecommunications, Inc.                                     350,532            726,102
                                AT&T Corp. (a)                                                   117,810
                                SBC Communications, Inc. (a)                                     353,430
                                                                                              ----------         ----------
Total Common Stocks                                                                            1,443,337          1,752,156
                                                                                              ----------         ----------
Repurchase Agreement  (0.1%)    Merrill Lynch, 1.91%, 11/01/02
Total Repurchase Agreement                                                                        88,281            218,106
                                                                                              ----------         ----------
                                                                                                 194,298
                                                                                                 206,032
                                                                                                 123,168
                                                                                              ----------
                                                                                                 523,498
                                                                                              ----------
                                                                                    --         6,459,104                 --
                                                                             ---------        ----------         ----------
                                                                             3,073,474        16,392,284         20,603,125
                                                                             ---------        ----------         ----------
                                                                                                                     36,000
                                                                                                                 ----------
                                                                                                                     36,000
                                                                             ---------        ----------
                                Total (Cost $42,768,897) - 99.8%             3,073,474        16,392,284         20,639,125
                                                                             =========        ==========         ==========

                                                                             Pro Forma
                                                                              Combined
                                          Description                     Market Value ($)
                                --------------------------------------    ----------------
Luxury Goods  (0.3%)
                                Tiffany & Co. (a)                              102,102
Manufacturing  (0.2%)                                                       ----------
                                Tyco International Ltd.
Medical Instruments  (1.0%)                                                     66,516
                                Medtronic, Inc. (a)                         ----------
                                St. Jude Medical, Inc. (a)
                                                                               304,640
Multi-Media  (2.5%)                                                             92,586
                                Liberty Media Corp.                         ----------
                                Viacom Inc. - Class B (a)                      397,226
                                                                            ----------
Pharmaceuticals  (1.0%)
                                Pfizer, Inc.                                    92,624
                                                                               896,661
Radio Broadcasting  (1.6%)                                                  ----------
                                Clear Channel Communications, Inc. (a)         989,285
                                                                            ----------
Retail  (7.9%)
                                Best Buy Co.                                   413,010
                                Costco Wholesale Corp. (a)                  ----------
                                Hollywood Entertainment Corp.
                                Lowe's Cos., Inc. (a)
                                Safeway, Inc. (a)                              640,965
                                Wal-Mart Stores, Inc. (a)                   ----------
Semiconductors  (0.8%)                                                         468,878
                                Intel Corp. (a)                                970,398
Telecommunications  (1.3%)                                                     208,343
                                ADC Telecommunications, Inc.                 1,076,634
                                AT&T Corp. (a)                                 117,810
                                SBC Communications, Inc. (a)                   353,430
                                                                            ----------
Total Common Stocks                                                          3,195,493
                                                                            ----------
Repurchase Agreement  (0.1%)    Merrill Lynch, 1.91%, 11/01/02
Total Repurchase Agreement                                                     306,387
                                                                            ----------
                                                                               194,298
                                                                               206,032
                                                                               123,168
                                                                            ----------
                                                                               523,498
                                                                            ----------
                                                                            15,905,761
                                                                            ----------
                                                                            40,068,883
                                                                            ----------
                                                                                36,000
                                                                            ----------
                                                                                36,000
                                Total (Cost $42,768,897) - 99.8%            40,104,883
                                                                            ==========

_______________
Percentages indicated are based on net assets of $40,190,112.

See notes to financial statements.

(a) non-income producing security

                                    D R A F T
                           Gartmore Mutual Funds Trust
               Notes to Pro Forma Financial Statements - Continued
                                   (Unaudited)

1.   Basis of Combination:

     The unaudited Pro Forma Combined Statements of Assets and Liabilities, Statements of Operations, and Schedules of Portfolio Investments reflect the accounts of the Gartmore World Wide Leaders Fund ("Acquiring Fund") and the Montgomery Global Opportunities Fund and the Montgomery Global Focus Fund (each a "Target Fund") as if the proposed reorganization (the "Reorganization") occurred as of and for the fiscal year ended October 31, 2002. These statements have been derived from books and records utilized in calculating daily net asset value at October 31, 2002.

     The Agreement and Plan of Reorganization provides that the Acquiring Fund acquire all of the assets, subject to stated liabilities, of the Target Funds solely for the Acquiring Fund's Class A shares, to be distributed pro rata by each of the Target Funds to the holders of there shares, in complete liquidation of the Target Funds.

     The reorganization is expected to occur on or about June 20, 2003 (the "Closing Date")

     For accounting purposes, the historical basis of assets and liabilities of the Acquiring Fund will survive this reorganization (hereafter referred to as the "Survivor Fund"). The Target Funds are hereafter referred to as the "non-Survivor Funds". The Survivor Fund, on the Closing Date of the Reorganization, will issue Class A shares for the net assets of each non-Survivor Fund in connection with the Reorganization.

     In exchange for the transfer of assets and stated liabilities, the Survivor Funds will issue to the non-Survivor Funds full and fractional Class A shares and the non-Survivor Funds will make a liquidating distribution of such Class A shares to their respective shareholders. The number of Class A shares of the Survivor Fund so issued will be equal in value to the full and fractional shares of the non-Survivor Funds that are outstanding immediately prior to the Reorganization. At and after the Reorganization, all stated debts, liabilities and obligations of the non-Survivor Funds will attach to the Survivor Fund and may thereafter be enforced against the Survivor Fund to the same extent as if they had been incurred by it.

     The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                    D R A F T
                           Gartmore Mutual Funds Trust
               Notes to Pro Forma Financial Statements - Continued
                                   (Unaudited)

     Under generally accepted accounting principles, the Survivor Fund's basis, for purposes of determining net asset value, of the assets and liabilities of the non-Survivor Funds will be the fair market value of such assets and liabilities computed as of the close of regular trading of the New York Stock Exchange (normally 4:00 p.m. eastern time) on the business day proceeding the Closing Date. The Survivor Fund, will recognize no gain or loss for federal tax purposes on its issuance of Class A shares in the Reorganization.

     It is each Portfolio's intention to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income, including any net realized gains to shareholders. Net investment income and short-term gains are taxed as ordinary income. Accordingly, no provision for federal taxes is required in the financial statements.

     The accompanying pro forma financial statements represent the Survivor Fund, and reflect the combined results of operations of the Acquiring Fund and the Target Funds, should such Reorganization be effected, the statements of operations of the Survivor Fund will not be restated for pre-combination period results of the corresponding non-Survivor Funds. The Pro Forma Combining Statements of Assets and Liabilities, Statements of Operations, and Schedules of Portfolio Investments should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statement of Additional Information.

2.   Expenses:

Investment Advisory Fees:

Montgomery Funds:

     Under the Investment Advisory Agreement, the Target Funds are obligated to pay investment advisory fees to Montgomery Asset Management ("MAM") with respect to the Target Funds monthly, as a percentage of each Target Funds' average daily net assets as shown below for the year ended October 31, 2002.

                                                       Total
             Fund                    Fee Schedule      Fees
------------------------------------------------------------
Montgomery Global Opportunities   Up to $500 million   1.25%
Fund                              Next $500 million    1.10%
                                  Over $1 billion      1.00%
------------------------------------------------------------
Montgomery Global Focus Fund      Up to $250 million   1.25%
                                  Next $250 million    1.00%
                                  Over $500 million    0.90%

                                    D R A F T
                           Gartmore Mutual Funds Trust
               Notes to Pro Forma Financial Statements - Continued
                                   (Unaudited)

Gartmore Worldwide Leaders Fund:

     Under the terms of an Investment Advisory Agreement, Gartmore Global Asset Management Trust ("GGAMT") manages the investment of the assets and supervises the daily business affairs of the Acquiring Fund. GGAMT also provides investment management evaluation services in initially selecting and monitoring, on an ongoing basis, the performance of the sub-adviser for the Acquiring Fund. Gartmore Global Partners ("GGP"), an affiliate of GGAMT currently serves as sub-adviser to the Acquiring Fund. GGP manages a portion of the Acquiring Fund's investments and has the responsibility for making all investment decisions for that portion of the Acquiring Fund.

     Under the terms of the Investment Advisory Agreement, the Acquiring Fund pays GGAMT an annual investment advisory fee of 1.00% of its average daily net asset value. From such fee, pursuant to the sub-advisory agreement, GGAMT pays GGP a fee equal to 0.50% of the average daily net asset value of the Acquiring Fund.

Fund Administration and Transfer Agency Fees:

GMF:

Under the terms of a Fund Administration Agreement, Gartmore SA Capital Trust ("GSA") provides various administrative and accounting services to the Acquiring Fund. Gartmore Investor Services, Inc. ("GISI"), an indirect subsidiary of GSA, serves as Transfer and Dividend Disbursing Agent for each of the Acquiring Fund. The fees for the services provided under both agreements are combined and calculated based on the Trust's average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for its services.

                              Combined Fee Schedule
                  -----------------------------------------------
                                         Up to $1 billion   0.25%
                  $   1 billion and more up to $3 billion   0.18%
                  $   3 billion and more up to $4 billion   0.14%
                  $   4 billion and more up to $5 billion   0.07%
                  $  5 billion and more up to $10 billion   0.04%
                  $ 10 billion and more up to $12 billion   0.02%
                                      $12 billion or more   0.01%
                  -----------------------------------------------

                                    D R A F T
                           Gartmore Mutual Funds Trust
               Notes to Pro Forma Financial Statements - Continued
                                   (Unaudited)

Pro Forma Adjustments and Pro Forma Combined Columns:

The pro forma adjustments and pro forma combined columns of the Statements of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the non-Survivor Funds were included in the Survivor Fund for the year ended October 31, 2002. The investment advisory fees, fund administration and transfer agency fees, and the administrative servicing fees for Class A shares in the pro forma combined column are calculated at the rates in effect for the Survivor Fund based upon the combined net assets of the corresponding Target Funds and Acquiring Fund and taking into account contractual fee changes expected to have a continuing impact on the Survivor Funds. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

     The pro forma Schedules of Portfolio Investments give effect to the proposed transfer of such assets as if the Reorganization had occurred at October 31, 2002.

3.   Portfolio Valuation, Securities Transactions and Related Income:

     Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the respective Board of Trustees of Acquiring Fund or the Target Funds. Prices are taken from the primary market or exchange in which each security trades.

     Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the respective Board of Trustees of Acquiring Fund or Target Funds. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are considered to be "short-term" and are valued at amortized cost which approximates market value.

     Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgement of Acquiring Fund's or Target Funds' respective investment adviser or designee, are

                                    D R A F T
                           Gartmore Mutual Funds Trust
               Notes to Pro Forma Financial Statements - Continued
                                   (Unaudited)

valued at fair value under procedures approved by the respective Board of Trustees for the Acquiring Fund or Target Funds.

Security transactions are accounted for on the date the security is purchased or sold ("trade date"). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

                            REGISTRATION STATEMENT OF

                              GARTMORE MUTUAL FUNDS

                                       ON

                                    FORM N-14

                                     PART C

                                OTHER INFORMATION

Item 15. Indemnification

Section 5.1 of Gartmore Mutual Funds' Amended Declaration of Trust provides as follows:

     No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, except that arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

     No Shareholder as such shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. If any Shareholder or former Shareholder shall be charged or held personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment or settlement thereon, and the Shareholder or former Shareholder (or his heirs, executors, administrators or corporate or other general successor) shall be entitled out of the assets of the Trust Property to be held harmless from and indemnified against all loss and expense arising from such liability.

     The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable for his own duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (a) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Adviser, Distributor, Administrator, or Transfer Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; and (b) the Trustees may rely on the advice of counsel or experts as described in Section 5.6 below.

Section 5.2. of Gartmore Mutual Funds' Amended Declaration of Trust provides as follows:

     (a) Subject to the exceptions and limitations contained in paragraph (b) below:

          (i) Every person who is, or has been a Trustee or officer of the Trust shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof.

          (ii) The words "claim," "action", "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Trustee or officer:

          (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

          (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith or in the reasonable belief that his action was in or not opposed to the best interest of the Trust; or

          (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraphs (b)(i) or (b)(ii) resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

                (A) by vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                (B) by written opinion of independent legal counsel.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel other than Trustees and officers may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.2, provided that either:

          (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

          (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this section 5.2, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same similar grounds is then or had been pending.

     Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth in this Section 5.2, in the discretion of the Board.

     With respect to liability of Gartmore Global Asset Management Trust ("Gartmore Global"), the investment adviser to the Gartmore Worldwide Leaders Fund, reference is made to Section [7] of the Investment Advisory Agreement between Gartmore Mutual Funds (the "Gartmore Funds") and Gartmore Global incorporated by reference herein. With respect to liability of Gartmore Mutual Funds Capital Trust ("Gartmore-U.S."), the investment adviser to the Gartmore Long-Short Equity Plus Fund, reference is made to Section [7] of the Investment Advisory Agreement between the Gartmore Funds and Gartmore-U.S. incorporated by reference herein.

     With respect to a sub-adviser's indemnification of the Gartmore Global or Gartmore-U.S., as applicable, and their affiliated and controlling persons, and the Gartmore Global and Gartmore-U.S.' indemnification of each sub-adviser and its affiliated and controlling persons, reference is made to Section [10] of each of the sub-advisory agreements incorporated by reference herein.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Gartmore Funds pursuant to the foregoing provisions, or otherwise, the Gartmore Funds has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Gartmore Funds of expenses incurred or paid by a trustee, officer or controlling person of the Gartmore Funds in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Gartmore Funds will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

The following exhibits are incorporated by reference to the previously filed documents indicated below, except Exhibits 1(a), 4(a) and (b), 6(a)(2), 6(c)(1), 7(a), 7(a)(1), 7(c), 9(a), 9(a)(1), 10(a), 10(d), 11(a), 13(a)(2), 13(b)(1),
13(c)(1), 13(d)(1), 13(e)(1), 14(a), 16(c) and 17(a)-(h):

     (1)  Copies of the charter of the Gartmore Funds as now in effect:

          (a) Amended Declaration of Trust established as of October 30, 1997 (amended March 13, 2003) is included in this Registration Statement as Exhibit 1(a).

     (2) Copies of the existing by-laws or corresponding instruments of the Gartmore Funds:

          (a) Amended Bylaws, dated August 25, 1983, as amended January 25, 2002, of the Gartmore Funds previously filed as Exhibit 23(b) with Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A on November 5, 2002, and herein incorporated by reference.

     (3) Copies of any voting trust agreement affecting more than five percent of any class of equity securities of the Gartmore Funds:

          Not Applicable.

     (4) Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it:

          (a) Agreement and Plan of Reorganization between The Montgomery Funds, Gartmore Mutual Funds, Gartmore Global Investments, Inc. and Commerz Bank AG, dated March 14, 2003, is included in this Registration Statement as Exhibit 4(a).

          (b) Agreement and Plan of Reorganization between The Montgomery Funds II, Gartmore Mutual Funds, Gartmore Global Investments, Inc. and Commerz Bank AG, dated March 14, 2003, is included in this Registration Statement as Exhibit 4(b).

     (5) Copies of all instruments defining the rights of holders of the securities being registered including, where applicable, the relevant portion of the charter or by-laws of the Gartmore Funds:

          (a) Article VI and Article X of the Amended Declaration of Trust as previously incorporated by reference above to this Registration Statement as Exhibit (1)(a) define the rights of holders of shares.

     (6) Copies of all investment advisory contracts relating to the management of the assets of the GMF Acquiring Funds:

          (a) Investment Advisory Agreement dated May 9, 1998 among Nationwide Investing Foundation III (now known as Gartmore Mutual Funds) and Nationwide Advisory Services, Inc. previously filed as Exhibit 24(b)(5)(a) with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on January 5, 1999, and herein incorporated by reference.

               (1) Amendment dated September 1, 1999 to the Investment Advisory Agreement among Nationwide Mutual Funds (now known as Gartmore Mutual Funds), Nationwide Advisory Services, Inc. and Villanova Mutual Fund Capital Trust (now known as Gartmore Mutual Fund Capital Trust) previously filed as
                    Exhibit 23(d)(1)(a) with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on December 29, 1999, and herein incorporated by reference.

               (2) Proposed Amended Exhibit A effective April [ ], 2003, to the Investment Advisory Agreement among Gartmore Mutual Funds and Gartmore Mutual Fund Capital Trust is included in this Registration Statement as Exhibit 6(a)(2).

          (b) Investment Advisory Agreement dated August 30, 2000 among Nationwide Mutual Funds (now known as Gartmore Mutual Funds) and Villanova Global Asset Management Trust (now known as Gartmore Global Asset Management Trust) previously filed as Exhibit 23(d)(3)(a) with Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A on November 5, 2002, and herein incorporated by reference.

               (1) Amended Exhibit A, effective December 18, 2001, to the Investment Advisory Agreement among Nationwide Mutual Funds (now known as Gartmore Mutual Funds) and Villanova Global Asset Management Trust (now known as Gartmore Global Asset Management Trust) previously filed as Exhibit 23(d)(3)(b) with Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A on November 5, 2002, and herein incorporated by reference.

          (c)  Subadvisory Agreement for the GMF Long-Short Fund.

               (1) Proposed Subadvisory Agreement dated April [ ], 2003 among Gartmore Mutual Funds, Gartmore Mutual Fund Capital Trust and SSI Investment Management, Inc. is included in this Registration Statement as Exhibit 6(c)(1).

          (d)  Subadvisory Agreement for the GMF Worldwide Leaders Fund.

               (1) Subadvisory Agreement dated August 30, 2000 among Nationwide Mutual Funds (now known as Gartmore Mutual Funds), Villanova Global Asset Management Trust (now known as Gartmore Global Asset Management Trust) and Gartmore Global Partners previously filed as Exhibit 23(d)(4)(e)(1) with Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A on November 5, 2002, and herein incorporated by reference.

                    (a) Amended Exhibit A, effective December 3, 2001, to the Subadvisory Agreement among Nationwide Mutual Funds (now known as Gartmore Mutual Funds), Villanova Global

                         Asset Management Trust (now known as Gartmore Global Asset Management Trust) and Gartmore Global Partners previously filed as Exhibit 23(d)(4)(e)(2) with Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A on November 5, 2002, and herein incorporated by reference.

     (7) Copies of each underwriting or distribution contract between the Gartmore Funds and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers:

          (a) Underwriting Agreement dated October 1, 2002 between Gartmore Mutual Funds and Gartmore Distribution Services, Inc. is included in this Registration Statement as Exhibit 7(a).

               (1) Proposed Amended Schedule A, effective April [ ], 2003, to the Underwriting Agreement between Gartmore Mutual Funds and Gartmore Distribution Services, Inc. is included in this Registration Statement as Exhibit 7(a)(1).

          (b) Model Dealer Agreement previously filed as Exhibit 4(b)(6)(b) with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on January 5, 1999.

          (c) Standard Dealer Agreement is included in this Registration Statement as Exhibit 7(c).

     (8) Copies of all bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of trustees or officers of the Gartmore Funds in their capacity as such:

          Not Applicable.

     (9)  Copies of all custodian agreements and depository contracts under
          Section 17(f) of the 1940 Act, for securities and similar investments of the Gartmore Funds, including the schedule of remuneration:

          (a) Proposed Custody Agreement dated [ ] between Gartmore Mutual Funds and JPMorgan Chase Bank is included in this Registration Statement as Exhibit 9(a).

               (1) Proposed Annex to the Custody Agreement between Gartmore Mutual Funds and JPMorgan Chase, effective April [ ], 2003, is included in this Registration Statement as Exhibit 9(a)(1).

     (10) Copies of any plan entered into by the Gartmore Funds pursuant to Rule 12b-1 under the 1940 Act and any agreements with any person relating to implementation of the plan, and copies of any plan entered into by the Gartmore

          Funds pursuant to Rule 18f-3 under the 1940 Act, any agreement with any person relating to implementation of the plan, any amendment to the plan, and a copy of the portion of the minutes of the meeting of the Gartmore Funds' trustees describing any action taken to revoke the plan:

          (a) Proposed Amended Distribution Plan under Rule 12b-1 effective April [ ], 2003, is included in this Registration Statement as
               Exhibit 10(a).

          (b) Model Dealer Agreement previously filed as Exhibit 4(b)(6)(b) with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on January 5, 1999, and herein incorporated by reference.

          (c) Standard Dealer Agreement is included with this Registration Statement as Exhibit 7(c).

          (d) Proposed Amended Rule 18f-3 Plan amended effective April [ ], 2003 is included in this Registration Statement as Exhibit 10(d).

     (11) An opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and nonassessable:

          (a) Opinion and consent of counsel is included in this Registration Statement as Exhibit 11(a).

     (12) An opinion, and consent to its use, of counsel or, in lieu of an opinion, a copy of the revenue ruling from the Internal Revenue Service, supporting the tax matters and consequences to shareholders discussed in the prospectus:

          (a) Form of Opinion and Consent of Counsel Supporting Tax Matters and Consequences to Shareholders to be filed by post-effective amendment.

     (13) Copies of all material contracts of the Gartmore Funds not made in the ordinary course of business which are to be performed in whole or in part on or after the date of filing the registration statement:

          (a) Fund Administration Agreement dated May 9, 1998 among Nationwide Investing Foundation III (now known as Gartmore Mutual Funds) and Nationwide Advisory Services, Inc. previously filed as Exhibit 24(b)(9)(a) with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on January 5, 1999, and herein incorporated by reference.

               (1) Amendment, effective September 1, 1999, to the Fund Administration Agreement among Nationwide Mutual Funds (now known as Gartmore Mutual Funds), Nationwide Advisory Services, Inc. and Villanova SA Capital Trust (now known as Gartmore SA Capital Trust) previously filed as Exhibit 23(h)(1)(b) with Post-Effective Amendment No. 16 to the Registration

                    Statement on Form N-1A on December 13, 1999, and herein incorporated by reference.

               (2) Proposed Amended Exhibit A, effective April [ ], 2003, to the Fund Administration Agreement among Gartmore Mutual Funds and Gartmore SA Capital Trust is included in this Registration Statement as Exhibit 13(a)(2).

          (b) Transfer and Dividend Disbursing Agent Agreement dated May 9, 1998 between Nationwide Investing Foundation III (now known as Gartmore Mutual Funds) and Nationwide Investors Services, Inc. (now known as Gartmore Investor Services, Inc.) previously filed as Exhibit 24(b)(9)(b) with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on January 5, 1999, and herein incorporated by reference.

               (1) Proposed Amended Exhibit A, effective April [ ], 2003, to the Transfer and Dividend Disbursing Agent Agreement among Gartmore Mutual Funds and Gartmore Investors Services, Inc. is included in this Registration Statement as Exhibit 13(b)(1).

          (c) Administrative Services Plan (amended effective October 1, 2002) previously filed as Exhibit 23(h)(6)(b) with Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A on November 5, 2002 and herein incorporated by reference.

               (1) Proposed Amended Exhibit A to the Administrative Services Plan, effective April [ ], 2003, is included in this Registration Statement as Exhibit 13(c)(1).

          (d) Expense Limitation Agreement dated September 1, 2000 between Nationwide Mutual Funds (now known as Gartmore Mutual Funds) and Villanova Global Asset Management Trust (now known as Gartmore Global Asset Management Trust) previously filed as Exhibit 23(h)(15) with Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A on February 28, 2003, and herein incorporated by reference.

               (1) Amended Exhibit A to the Expense Limitation Agreement dated September 1, 2000 (as amended April [ ], 2003) between Gartmore Mutual Funds and Gartmore Global Asset Management Trust is included in this Registration Statement as Exhibit 13(d)(1).

          (e) Expense Limitation Agreement, effective as of October 1, 2002, between Gartmore Mutual Fund Capital Trust and Gartmore Mutual Funds previously filed as Exhibit 23(h)(18) with Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A on February 28, 2003, and herein incorporated by reference.

               (1) Proposed Amended Exhibit A to the Expense Limitation Agreement, dated October 1, 2002 (as amended April [ ],
                    2003) between Gartmore Mutual Fund Capital Trust and Gartmore Mutual Funds is included in this Registration Statement as Exhibit 13(e)(1).

     (14) Copies of any other opinions, appraisals, or rulings, and consents to their use, relied on in preparing the registration statement and required by Section 7 of the 1933 Act:

          (a) Consent of independent auditors filed as Exhibit 14(a) with this Registration Statement.

     (15) All financial statements omitted pursuant to Items 14(a)(1):

          Not Applicable.

     (16) Manually signed copies of any power of attorney pursuant to which the name of any person has been signed to the registration statement:

          (a)  Power of Attorney for Charles E. Allen, Paula H.J. Cholmondeley,
               C. Brent Devore, Robert M. Duncan, Barbara Hennigar, Paul J. Hondros, Thomas J. Kerr, IV, Douglas Kridler, Arden L. Shisler, and David C. Wetmore dated September 19, 2002 previously filed as
               Exhibit 23(q)(1) with Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A on November 5, 2002 and herein incorporated by reference.

          (b) Power of Attorney for Gerald J. Holland dated October 30, 2002 previously filed as Exhibit 23(q)(2) with Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A on November 5, 2002, and herein incorporated by reference.

          (c)  Power of Attorney for Charles E. Allen, C. Brent Devore, Robert
               M. Duncan, Barbara Hennigar, Paul J. Hondros, Thomas J. Kerr, IV, Douglas Kridler, Mark L. Lipson and Arden L. Shisler dated March 13, 2003 is included in this Registration Statement as Exhibit 16(c).

     (17) Any additional exhibits which GVIT may wish to file:

          (a) The Prospectus of the GMF Worldwide Leaders Fund, dated March 1, 2003 is included in this Registration Statement as Exhibit 17(a).

          (b) The Prospectus of the GMF Long-Short Fund, dated April [ ], 2003, is included in this Registration Statement as Exhibit 17(b).

          (c) Statement of Additional Information of the Gartmore Funds, dated April [21], 2003 is included in this Registration Statement as
               Exhibit 17(c).

          (d) The Annual Report to Shareholders of the Gartmore Funds for the fiscal year ended October 31, 2002 is included in this Registration as Exhibit 17(d).

          (e) Combined Prospectus for Class R shares of the MF Global Opportunities Fund and MF Global Focus Fund dated October 31, 2002, is included in this Registration Statement as Exhibit 17(e).

          (f) Prospectus for Class R shares of the MF Long-Short Fund, dated February 10, 2003, is included in this Registration Statement as
               Exhibit 17(f).

          (g) Prospectus for Class A, B and C shares of the MF Global Focus Fund, dated October 31, 2002, is included in this Registration Statement as Exhibit 17(g).

          (h) Prospectus for Class A, B and C shares of the MF Long-Short Fund, dated February 10, 2003, is included in this Registration Statement as Exhibit 17(h).

Item 17. Undertakings

     (1) The undersigned Gartmore Funds agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Gartmore Funds agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of Gartmore Mutual Funds, in the City of Conshohocken and State of Pennsylvania, on the 18th day of March, 2003.

                                               Registrant:
                                               Gartmore Mutual Funds


                                               By: /s/ Elizabeth A. Davin
                                                   -----------------------------
                                                   Elizabeth A. Davin, Esq.
                                                   Assistant Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                                  Title                 Date
---------                                  -----                 ----
Principal Executive Officer


/s/ Paul J. Hondros              Trustee and Chairman       March 18, 2003
------------------------------   Principal Accounting and
Paul J. Hondros*                 Financial Officer


/s/ Gerald J. Holland            Treasurer                  March 18, 2003
------------------------------
Gerald J. Holland*


/s/ Charles E. Allen             Trustee                    March 18, 2003
------------------------------
Charles E. Allen*


/s/ Paula H.J. Cholmondeley      Trustee                    March 18, 2003
------------------------------
Paula H.J. Cholmondeley*


/s/ C. Brent Devore              Trustee                    March 18, 2003
------------------------------
C. Brent Devore*


/s/ Robert M. Duncan             Trustee                    March 18, 2003
------------------------------
Robert M. Duncan*


/s/ Barbara Hennigar             Trustee                    March 18, 2003
------------------------------
Barbara Hennigar*


/s/ Thomas J. Kerr, IV           Trustee                    March 18, 2003
------------------------------
Thomas J. Kerr, IV*


/s/ Douglas F. Kridler           Trustee                    March 18, 2003
------------------------------
Douglas F. Kridler*


/s/ Arden L. Shisler             Trustee                    March 18, 2003
------------------------------
Arden L. Shisler*

/s/ David C. Wetmore             Trustee                    March 18, 2003
------------------------------
David C. Wetmore*


/s/ Mark L. Lipson               Trustee                    March 18, 2003
------------------------------
Mark L. Lipson*


                                 *By: /s/ Elizabeth A. Davin, Esq.
                                      ------------------------------------------
                                      Elizabeth A. Davin, Attorney-in-Fact
                                      *Pursuant to Powers-of-Attorney.

                              GARTMORE MUTUAL FUNDS
                       REGISTRATION STATEMENT ON FORM N-14
                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   -----------

(1)(a) Amended Declaration of Trust dated as of October 30, 1997 (amended March 13, 2003) of Gartmore Mutual Funds is included in this Registration Statement as Exhibit 1(a).

(2)(a) Amended Bylaws, dated August 25, 1983, as amended January 25, 2002, of the Gartmore Funds previously filed as Exhibit 23(b) with Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A on November 5, 2002, and herein incorporated by reference.

(4)(a) Agreement and Plan of Reorganization between The Montgomery Funds, Gartmore Mutual Funds, Gartmore Global Investments, Inc. and Commerz Bank AG, dated March 14, 2003, is included in this Registration Statement as Exhibit 4(a).

(4)(b) Agreement and Plan of Reorganization between The Montgomery Funds II, Gartmore Mutual Funds, Gartmore Global Investments, Inc. and Commerz Bank AG, dated March 14, 2003, is included in this Registration Statement as Exhibit 4(b).

(6)(a) Investment Advisory Agreement dated May 9, 1998 among Nationwide Investing Foundation III (now known as Gartmore Mutual Funds) and Nationwide Advisory Services, Inc. previously filed as Exhibit 24(b)(5)(a) with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on January 5, 1999, and herein incorporated by reference.

6(a)(1) Amendment dated September 1, 1999 to the Investment Advisory Agreement among Nationwide Mutual Funds (now known as Gartmore Mutual Funds), Nationwide Advisory Services, Inc. and Villanova Mutual Fund Capital Trust (now known as Gartmore Mutual Fund Capital Trust) previously filed as Exhibit 23(d)(1)(a) with Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A on December 29, 1999, and herein incorporated by reference.

6(a)(2) Proposed Amended Exhibit A, effective April [_], 2003, to the Investment Advisory Agreement among Gartmore Mutual Funds and Gartmore Mutual Fund Capital Trust is included in this Registration Statement as Exhibit 6(a)(2).

6(b) Investment Advisory Agreement dated August 30, 2000 among Nationwide Mutual Funds (now known as Gartmore Mutual Funds) and Villanova Global Asset Management Trust (now known as Gartmore Global Asset Management Trust) previously filed as Exhibit 23(d)(3)(a) with Post-

EXHIBIT NO.   DESCRIPTION
-----------   -----------

              Effective Amendment No. 40 to the Registration
              Statement on Form N-1A on November 5, 2002, and herein incorporated by reference.

6(b)(1) Amended Exhibit A, effective December 18, 2001, to the Investment Advisory Agreement among Nationwide Mutual Funds (now known as Gartmore Mutual Funds) and Gartmore Global Asset Management Trust previously filed as Exhibit 23(d)(3)(b) with Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A on November 5, 2002, and herein incorporated by reference.

6(c)(1) Proposed Subadvisory Agreement dated April [_], 2003 among Gartmore Mutual Funds, Gartmore Mutual Fund Capital Trust and SSI Investment Management, Inc. is included in this Registration Statement as Exhibit 6(c)(1).

6(d)(1) Subadvisory Agreement dated August 30, 2000 among Nationwide Mutual Funds (now known as Gartmore Mutual Funds), Villanova Global Asset Management Trust (now known as Gartmore Global Asset Management Trust) and Gartmore Global Partners previously filed as Exhibit 23(d)(4)(e)(1) with Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A on November 5, 2002, and herein incorporated by reference.

6(d)(1)(a)    Amended Exhibit A, effective December 3, 2001, to the Subadvisory
              Agreement among Nationwide Mutual Funds (now known as Gartmore
              Mutual Funds), Villanova Global Asset Management Trust (now known as Gartmore Global Asset Management Trust) and Gartmore Global
              Partners previously filed as Exhibit 23(d)(4)(e)(2) with Post-Effective Amendment No. 40 to the Registration Statement on
              Form N-1A on November 5, 2002, and herein incorporated by reference.

7(a) Underwriting Agreement dated October 1, 2002 between Gartmore Mutual Funds and Gartmore Distribution Services, Inc. is included in this Registration Statement as Exhibit 7(a).

7(a)(1) Proposed Amended Schedule A, effective April [_], 2003, to the Underwriting Agreement between Gartmore Mutual Funds and Gartmore Distribution Services, Inc. is included in this Registration Statement as Exhibit 7(a)(1).

7(b) Model Dealer Agreement previously filed as Exhibit 4(b)(6)(b) with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on January 5, 1999.

7(c)          Standard Dealer Agreement is included in this Registration
              Statement as

EXHIBIT NO.   DESCRIPTION
-----------   -----------

              Exhibit 7(c).

9(a)          Proposed Custody Agreement dated [    ] between Gartmore Mutual
              Funds and JPMorgan Chase Bank is included in this Registration Statement as Exhibit 9(a).

9(a)(1)       Proposed Annex to the Custody Agreement between Gartmore Mutual
              Funds and JPMorgan Chase effective April [    ], 2003, is included
              in this Registration Statement as Exhibit 9(a)(1).

10(a)         Proposed Distribution Plan under Rule 12b-1 effective April [   ],
              2003, is included in this Registration Statement as Exhibit 10(a).

10(b) Model Dealer Agreement previously filed as Exhibit 4(b)(6)(b) with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on January 5, 1999, and herein incorporated by reference.

10(c) Standard Dealer Agreement is included in this Registration Statement as Exhibit 7(c).

10(d)         Proposed Amended Rule 18f-3 Plan, amended effective April [    ],
              2003, is included in this Registration Statement as Exhibit 10(d).

11(a) Opinion and consent of counsel is included in this Registration Statement as Exhibit 11.

12(a) Form of Opinion and Consent of Counsel Supporting Tax Matters and Consequences to Shareholders to be filed by post-effective amendment.

13(a) Fund Administration Agreement dated May 9, 1998 among Nationwide Investing Foundation III (now known as Gartmore Mutual Funds) and Nationwide Advisory Services, Inc. previously filed as Exhibit 24(b)(9)(a) with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on January 5, 1999, and herein incorporated by reference.

13(a)(1) Amendment effective as of September 1, 1999 to the Fund Administration Agreement among Nationwide Mutual Funds (now known as Gartmore Mutual Funds), Nationwide Advisory Services, Inc. and Villanova SA Capital Trust (now known as Gartmore SA Capital Trust) previously filed as Exhibit 23(h)(1)(b) with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on December 13, 1999, and herein incorporated by reference.

13(a)(2)      Proposed Amended Exhibit A, effective April [    ], 2003, to the
              Fund Administration Agreement among Gartmore Mutual Funds and Gartmore SA

EXHIBIT NO.   DESCRIPTION
-----------   -----------

              Capital Trust is included in this Registration
              Statement as Exhibit 13(a)(2).

13(b) Transfer and Dividend Disbursing Agent Agreement dated May 9, 1998 between Nationwide Investing Foundation III (now known as Gartmore Mutual Funds) and Nationwide Investors Services, Inc. (now known as Gartmore Investor Services, Inc.) previously filed as Exhibit 24(b)(9)(b) with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on January 5, 1999, and herein incorporated by reference.

13(b)(1)      Proposed Amended Exhibit A, effective April [   ], 2003, to the
              Transfer and Dividend Disbursing Agent Agreement among Gartmore Mutual Funds and Gartmore Investors Services, Inc. is included in this Registration Statement as Exhibit 13(b)(1).

13(c) Administrative Services Plan (amended effective October 1, 2002) previously filed as Exhibit 23(h)(6)(b) with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on January 5, 1999, and herein incorporated by reference.

13(c)(1)      Proposed Amended Exhibit A to the Administrative Services Plan,
              effective April [   ], 2003, is included in this Registration
              Statement as Exhibit 13(c)(1).

13(d) Expense Limitation Agreement dated September 1, 2000 between Nationwide Mutual Funds (now known as Gartmore Mutual Funds) and Villanova Global Asset Management Trust (now known as Gartmore Global Asset Management Trust) previously filed as Exhibit 23(h)(15) with Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A on February 28, 2003, and herein incorporated by reference.

13(d)(1)      Amended Exhibit A to the Expense Limitation Agreement dated
              September 1, 2000 (as amended April [   ], 2003) Gartmore Mutual
              Funds and Gartmore Global Asset Management Trust is included in this Registration Statement as Exhibit 13(d)(1).

13(e) Expense Limitation Agreement, effective as of October 1, 2002, between Gartmore Mutual Fund Capital Trust and Gartmore Mutual Funds previously filed as Exhibit 23(h)(18) with Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A on February 28, 2003, and herein incorporated by reference.

13(e)(1)      Proposed Exhibit A to the Expense Limitation Agreement, dated
              October October 1, 2002 (as amended April [     ], 2003) between
              Gartmore Mutual Fund Capital Trust and Gartmore Mutual Funds is included in this Registration Statement as Exhibit 13(e)(1).

EXHIBIT NO.   DESCRIPTION
-----------   -----------

14(a) Consent of independent auditors filed as Exhibit 14 with this Registration Statement.

16(a)         Power of Attorney for Charles E. Allen, Paula H.J. Cholmondeley,
              C. Brent Devore, Robert M. Duncan, Barbara Hennigar, Paul J. Hondros, Thomas J. Kerr, IV, Douglas Kridler, Arden L. Shisler, and David C. Wetmore dated September 19, 2002 previously filed as
              Exhibit 23(q)(1) with Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A on November 5, 2002 and herein incorporated by reference.

16(b) Power of Attorney for Gerald J. Holland dated March 1, 2001 previously filed as Exhibit 23(q)(3) with Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A on March 5, 2001, and herein incorporated by reference.

16(c)         Power of Attorney for Charles E. Allen, C. Brent Devore, Robert M.
              Duncan, Barbara Hennigar, Paul J. Hondros, Thomas J Kerr, IV, Douglas Kridler, Mark L. Lipson and Arden L. Shisler dated March, 2003 is included in this Registration Statement as Exhibit 16(c).

17(a) The Prospectus of the GMF Worldwide Leaders Fund, dated March 1, 2003, is included in this Registration Statement as Exhibit 17(a).

17(b) The Prospectus of the GMF Long-Short Fund, dated April [ ], 2003, is included in this Registration Statement as Exhibit (b).

17(c) Statement of Additional Information of the Gartmore Funds, dated April [21], 2003 is included with this Registration Statement as
              Exhibit 17(c).

17(d) The Annual Report to Shareholders of the Gartmore Funds for the fiscal year ended October 31, 2002 is included with this Registration Statement as Exhibit 17(d).

17(e) Combined Prospectus for Class R shares of the MF Global Opportunities Fund and MF Global Focus Fund dated October 31, 2002 is included in this Registration Statement as Exhibit 17(e).

17(f) Prospectus for Class R shares of the MF Long-Short Fund,dated February 10, 2003 is included in this Registration Statement as
              Exhibit 17(f).

17(g) Prospectus for Class A, B and C shares of the MF Global Focus Fund dated October 31, 2002 is included in this Registration Statement as Exhibit 17(g).

17(h) Prospectus for Class A, B and C shares of the MF Long-Short Fund, dated February 10, 2003, is included in this Registration Statement as Exhibit 17(h).